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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-7978

ING Mayflower Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 to October 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

October 31, 2005

Classes A, B, C and M

Global Equity Funds

▪ ING Global Equity Dividend Fund
▪ ING Global Real Estate Fund
▪ ING Global Value Choice Fund

International Equity Funds

▪ ING Emerging Countries Fund
▪ ING Foreign Fund
▪ ING International Fund
▪ ING International SmallCap Fund
▪ ING International Value Fund
▪ ING International Value Choice Fund
▪ ING Precious Metals Fund
▪ ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	26

Report of Independent Registered Public Accounting Firm	30

Statements of Assets and Liabilities	31

Statements of Operations	37

Statements of Changes in Net Assets	40

Financial Highlights	45

Notes to Financial Statements	61

Portfolios of Investments	79

Shareholder Meeting Information	108

Tax Information	110

Trustee and Officer Information	111

Advisory Contract Approval Discussion	115

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PRESIDENT’S LETTER

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing the ING Global Equity Dividend and Premium Opportunity Fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

When the Fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the Fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The Fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent(1). It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
December 5, 2005

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)                                      Morgan Stanley Capital International

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2005

Investors in global equities gained 7.2% in the second half of our 12-month review period (13.3% for the twelve months as a whole), after 5.7% in the first half, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. Little of the 7.2% however, was made after July 2005, with July 2005 being the best month since 2003. In currencies, the dollar built on early strength in 2004, reflecting faster U.S. growth and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, acrimonious stalemate on a European budget and German electoral indecision. For the second six months the U.S. dollar rose 7.4% (6.7% for the twelve months as a whole), against the euro 7.8% (3.8% for the twelve months as a whole), against the pound and 11.1% (10.0% for the twelve months as a whole), against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year U.S. Treasury yields fell, even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates seven times to the end of March 2005. The curve-flattening trend was further sustained by three more increases in May 2005, June 2005 and August 2005. August 2005 ended with second quarter gross domestic product (“GDP”) growth being revised down and a final new record oil price of almost $70 a barrel as Hurricane Katrina’s devastation became known. But any hopes that the FOMC might now relent vanished in September 2005 when factory prices were reported to have risen by the most in decades. The FOMC duly struck for the 11th time. Inflationary clouds continued to gather in October 2005, pulling both short- and long-term rates higher. For the half-year, the yield on the ten-year U.S. Treasury Note rose by 36 basis points to 4.56% (53 basis points for the twelve months as a whole), while that on 13-week U.S Treasury Bills rose 99 basis points, to 3.88% (198 basis points for the twelve months as a whole). The return on the broader Lehman Aggregate Bond Index(2) was 0.15% for the six months.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(3), gained 5.00%, including dividends in the six months through October 2005 (8.72% for the twelve months as a whole). Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, stocks benefited from July 2005’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 Index reached its best level, a four-year high on August 3, 2005, but then fell back. Little headway was made after Hurricane Katrina and Hurricane Rita. High prices at the gas pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, in the last two days of October 2005, stocks slashed their losses amid reports that evidenced recovery from the Hurricanes. Perhaps we could look forward to a year-end rally after all.

Japan equities soared 16.6%, based on the MSCI Japan Index(4) (“Index”) in dollars plus net dividends, for the six months ended October 31, 2005 (22.3% for the twelve months as a whole). The Index actually rose a remarkable 29.3% in yen, which weakened as money increasingly abandoned low yielding yen-denominated securities in favor of ever-higher dollar interest rates. The market did little until August 2005, but thereafter, a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. In addition, it was the prospect of a new reformist beginning under Prime Minister Koizumi, who won a landslide election victory in support of his proposal to privatize Japan Post, the savings vehicle of choice among the Japanese public and, improbably, the world’s largest financial institution. By October 31, 2005, the Bank of Japan was even predicting a swift end to deflation, propelling local currency indices toward five-year records.

European ex UK markets added 7.5% in the six months ended October 31, 2005, according to the MSCI Europe ex UK Index(5) including net dividends (17.40% for the twelve months as a whole). Such bullish performance belied bearish economic conditions. High unemployment and restrictive employment practices continued to depress domestic demand, while European ministerial bickering and political deadlock in Germany disappointed reformers, which resulted in the depressing of the euro. Stock markets cheered the weaker currency and corporate profits held up, allowing stocks to advance in the face of record low bond yields. Markets drifted down 3.2% in October 2005 however, despite improved business

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2005

confidence and strong purchasing managers’ reports. The loss would have been worse had a surge of merger and acquisition activity on the last day not lifted markets by approximately 2%. The problem was the combination of the highest inflation in over four years: 2.6% and increasingly tough talk from the European Central Bank, which seemed to be preparing markets for an unwelcome rate increase.

The UK market gained 3.6% in dollars in the second six months, based on the MSCI UK Index(6) including net dividends (14.2% for the twelve months as a whole). The UK’s interest rate cycle is ahead of those in other economies. The tightening to restrain over-stretched consumers and soaring real estate prices is long since complete and has taken effect. GDP growth is set to fall in 2005 to about 1 1/2%, the lowest since 1992. Manufacturing is in decline. The Bank of England has even started to reverse the process with one rate reduction. Nonetheless, company earnings held up and despite terrorist attacks, investors supported an inexpensive market that paid over 3% in dividends. As in Europe, UK equities slumped 3.1% in October 2005, again relieved from an even bigger loss by the late merger and acquisition action. The scope for further rate reductions seemed to evaporate as consumer price inflation was reported at a multi-year high.

(1)              The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)              The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)              The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)              The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)              The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)              The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend Fund	PORTFOLIO MANAGERS’ REPORT

The ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration through investment primarily in equity securities of dividend paying companies. The Portfolio is managed by Jorik van den Bos, Director, Global Equities, Joris Franssen and Joost de Graaf, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charge, provided a total return of 11.45% compared to the MSCI World Index, which returned 13.82% for the same period.

Portfolio Specifics: The world financial markets have struggled to keep pace with last year’s strong performance. Markets have continued to face pressures on account of further increases in oil prices, inflation fears and a continued increase of Federal Fund rates. On the other hand, markets have been supported by lower long- term yields, low inflation, positive economic data from the U.S. and Europe and restructuring in Japan, strengthening U.S. dollar and positive earnings surprises.

Backed by rising oil prices, the energy and utilities sectors outperformed the market. The low interest rate environment continued to support the real estate sector. Cyclical sectors, such as industrials lagged as they were impacted by rising input costs. Materials performed strongly as demand and economic data out of China were strong and commodity prices have seen further increases this year. Telecoms underperformed the market on the back of concerns on growth prospects. Regionally, emerging markets performed best. Japan also outperformed as investors were positive on the country’s restructuring prospects. Europe slightly outperformed the world markets and the U.S. lagged.

The Fund benefited from its overweight positions in utilities, real estate and energy as these sectors performed strongly. The Fund also has exposure to the materials sector. The overweight position in the high dividend sectors of banks and telecoms was a drag on the performance. Banks lagged as there were concerns on margin compression as the yield curve flattened. Telecoms lagged on the lack luster prospects of future growth for the sector. However, the two sectors had very strong cash generation and dividend pay outs. The Fund’s regional allocation worked positively in our overweight positions of Emerging Markets and Europe and underweight position in the U.S. The Fund was negatively affected by the strong performance of the Japanese market, as the Fund did not have any exposure to Japan attributable to no Japanese companies satisfying the Fund’s dividend yield criteria of 3%.

Petroleo Brasilero and Altria Group were among the top performers. Petroleo Brasilero, the Brazilian oil company, performed strongly amidst rising oil prices and strong performance from emerging markets. Altria Group, the parent company of Kraft Foods and Philip Morris, performed strongly as it entered the last phase of the legal procedures that would allow the company to split its organization structure, if needed. The bottom performer was Sara Lee Corporation, a U.S. based consumer products (food, clothing and hosiery) manufacturer. Sara Lee underperformed on low growth prospects and an announcement that it would restructure its operations. The market is skeptical on the success of the Sara Lee restructuring.

Current Strategy and Outlook: We expect the global equity dividend strategy to remain successful. Investments in defensive sectors like utilities, telecommunication services, real estate and consumer staples should give the strategy downside protection. We believe these sectors are relatively inexpensive, less dependent on the economic environment and offer stable, high dividend yields. If markets fall significantly, we think that defensive sectors are likely to outperform.

If the equity markets move sideways, stock selection and the consistent, disciplined strategy are expected to add value. In this scenario, we believe that dividends will make up for an important part of the total return. In the case of a strong rally, we believe the strategy is expected to generate an absolute positive return, but less than the benchmark due to its defensive positioning.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Banks	20.6%

Telecommunications	9.5%

Oil and Gas	7.1%

Electric	7.4%

Agriculture	5.5%

Real Estate Investment Trusts	5.1%

Pharmaceuticals	3.9%

Chemicals	3.6%

Diversified Financial Services	2.6%

Gas	2.4%

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	ING Global Equity Dividend Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C
	1 Year	September 17, 2003		October 24, 2003		October 29, 2003

Including Sales Charge:
Class A(1)	5.04%	15.22%		—		—
Class B(2)	5.65%	—		15.68%		—
Class C(3)	9.51%	—		—		16.26%
Excluding Sales Charge:
Class A	11.45%	18.47%		—		—
Class B	10.65%	—		16.95%		—
Class C	10.51%	—		—		16.26%
MSCI World Index(4)	13.82%	16.39	%(5)	16.05	%(6)	16.05	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)              Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)              Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)              The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5)              Since inception performance for the index is shown from October 1, 2003.

(6)              Since inception performance for the index is shown from November 1, 2003.

ING GLOBAL REAL ESTATE FUND	Portfolio Managers’ Report

The ING Global Real Estate Fund seeks to provide investors with high total return. The Fund is managed by a team led by T. Ritson Ferguson, Chief Investment Officer, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charge, provided a total return of 21.95% compared to the Standard and Poor’s (“S&P”)/Citigroup World Property Index, which returned 20.39% for the same period.

Portfolio Specifics: Property stocks around the world have benefited from strong performance relative to other equities over the past several years as a result of the desire for predictable cash flows as generated by real estate. Investment characteristics include high free cash flow from long lease terms, dividend yield, stable earnings growth, and low to moderate correlation to broad equities. The Fund, while maintaining a core of higher dividend yielding, defensively positioned stocks, has shifted over the past several months into higher growth sectors which will likely respond better to economic recovery (for example the office, industrial and lodging sectors, and the Asia-Pacific ex-Australia region).

Global property stocks were up 20.4% (S&P/Citigroup World Property Index) for the year ended October 31, 2005, propelled by strong returns in all major regions of the world. By region, continental Europe (up 30.0%) was the strongest performer followed by the Asia-Pacific region (+22.2%) and North America (up 18.3%).

Performance for the Fund over the twelve months was 21.95% which outperformed the benchmark return by 156 basis points driven exclusively by stock selection. Two-thirds of the superior stock selection was generated within the U.S., including a number of office and apartment companies. Approximately one-quarter of the stock selection outperformance was from continental Europe, driven by selections in France, including Nexity a homebuilder with a focus on the provinces. Global themes for the year included continued yield compression, mergers and acquisitions activity, the prospect of rising interest rates, syndicate activity (companies raising new equity) and, more recently, increasing evidence of a sustained economic recovery in Japan.

The strongest performer for the year among major countries was Japan (up 34.4%) where property stocks continue to climb on increasing evidence that an economic recovery in Japan is underway. This evidence has been seen in the property markets via many data points, including the September report by the Japan Land Ministry reported that land prices in Tokyo (23 wards) increased for both residential and commercial properties for the first time in 15 years (for the year ended July 1, 2005). Residential prices were up 50 basis points, commercial up 60 basis points. Land prices have decreased, until recently, every year since 1991.

The U.S. dollar generally continued to strengthen during the year versus other major currencies, particularly versus the Japanese yen, increasing by 10.1%. The U.S. dollar also strengthened by 6.1% versus the Euro, 3.5% versus the British pound and 3.1% versus the Canadian dollar.

Current Strategy and Outlook: Global property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. Valuation disparities continue to provide investment opportunities to an investor with a global scope. Through an average 3%-4% dividend yield plus 5%-8% prospective annual earnings growth, we believe global property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Office Buildings	29.1%

Diversified Property Holdings	15.5%

Retail: Enclosed Malls	13.7%

Retail: Shopping Center	10.4%

Residential Apartments	8.9%

Industrial Properties	6.3%

Residential: Hotels	3.0%

Real Estate Services	2.7%

Self Storage Property	2.5%

Closed End Investment Companies	1.5%

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Ing Global Real Estate Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C
	1 Year	November 5, 2001		March 15, 2002		January 8, 2002

Including Sales Charge:
Class A(1)	14.94%	20.87%		—		—
Class B(2)	16.05%	—		19.98%		—
Class C(3)	20.11%	—		—		20.46%
Excluding Sales Charge:
Class A	21.95%	22.68%		—		—
Class B	21.05%	—		20.49%		—
Class C	21.11%	—		—		20.46%
S&P/Citigroup World Property Index(4)	20.39%	22.31	%(5)	22.65	%(6)	21.62	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)              Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)              Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)              The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5)              Since inception performance for index is shown from November 1, 2001.

(6)              Since inception performance for index is shown from March 1, 2002.

(7)              Since inception performance for index is shown from January 1, 2002.

ING GLOBAL VALUE CHOICE FUND	Portfolio Managers’ Report

The ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul Hechmer, Gregg Tenser, CFA, Mark Morris, CFA and Jon Bosse, CFA, Portfolio Managers, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charge, provided a total return of 13.78% compared to the Morgan Stanley Capital International (“MSCI”) World Index 13.82% for the same period.

Portfolio Specifics: Since assuming sub-advisory management of the Fund, the ING Global Value Choice Fund has outperformed the benchmark, the MSCI World Index. From an absolute return perspective, the Fund generated positive returns in both the U.S. and in the rest of the world, although returns from overseas were mitigated somewhat by a stronger U.S. dollar. With that being said, the non-U.S. portion of the Fund outperformed the U.S. portion, as international markets continued their strong run, which started in 2003.

On both an absolute and relative basis, companies within the energy sector contributed most to performance as the oil price reached close to $70 a barrel. Individual names, including Suncor Energy, the Canadian oil sands company, and Noble Energy and Kerr McGee in the U.S., performed well. Exposure to the materials sector and exposure to select companies in the industrials sector, including Metso Corp. in Finland, also aided returns. On the negative side, overweight exposure to the telecommunications sector, primarily through international companies including Chunghwa Telecom and Belgacom, detracted from returns, with both weaker currencies and negative absolute company performance hurting Fund returns. However, we continue to believe that the telecommunications sector continues to offer dominant companies with very attractive valuation characteristics. Holdings in the financials sector, including Federal National Mortgage Association (“Fannie Mae”) and Countrywide Financial, also hurt performance.

Current Strategy and Outlook: Value opportunities continue to be found in global markets and those opportunities are finely balanced between both U.S. and international companies. In the U.S., corporate earnings and cash flows have been growing at a double-digit pace for the last several years, with many companies experiencing record profit margins and profitability. This has resulted in corporations having record amounts of cash on their balance sheets, which they are increasingly using for acquisitions and share repurchases, and has provided strong support for equity markets. While stock market valuations appear reasonable on current record profits, it is unclear the impact that anticipated Federal Reserve rate hikes, aimed to deflate inflation pressures, will have on the economy and the outlook for corporate profits.

In the rest of the world, markets have rallied strongly now since March 2003, and as a result, value opportunities in the international space are proving harder to find. However, on a relative basis, overseas markets continue to trade at lower multiples than the U.S., and as bottom-up value managers on an opportunistic basis, we continue to find selective opportunities. Regionally, we maintain a modest underweight to the U.S. and outside of the U.S., we continue to find more opportunities in Japan and Asia ex Japan rather than Europe. From a sector perspective we continue to find more value in the basic materials and telecommunications sectors.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Mining	10.4%

Oil and Gas	10.2%

Telecommunications	10.2%

Diversified Financial Services	8.8%

Aeorspace/Defense	5.2%

Software	4.9%

Insurance	3.4%

Media	3.4%

Agriculture	3.0%

Electric	2.7%

Portfolio holdings are subject to change daily.

Effective February 1, 2005 NWQ Investment Management Company, LLC became Sub-Adviser to ING Global Value Choice Fund. Prior to February 1, 2005, the Fund was sub-advised by ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.)

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	7.24%	(7.47)%	7.33%
Class B(2)	8.11%	(7.36)%	7.29%
Class C(3)	12.05%	(6.99)%	7.28%
Excluding Sales Charge:
Class A	13.78%	(6.37)%	7.97%
Class B	13.11%	(7.00)%	7.29%
Class C	13.05%	(6.99)%	7.28%
MSCI World Index(4)	13.82%	0.57%	7.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)              Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)              Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)              The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Prior to February 1, 2005, the Fund was advised by a different sub-adviser.

Ing Emerging Countries Fund	Portfolio Managers’ Report

The ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser.* Brandes’ Emerging Markets Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charge, provided a total return of 21.76% compared to the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index, which returned 34.34% for the same period.

Portfolio Specifics: During the first four months of the reporting period, the Fund slightly underperformed its benchmark (22.5% versus 24.8%). The main elements of underperformance over the four-month period were stock selection among financials and in Turkish stocks, as well as the opportunity loss from maintaining a cash balance in a strong market.

From March 1, 2005 through October 31, 2005, on a country and industry level, advances for holdings in Brazil and South Korea contributed to the Fund’s performance. Such holdings included Uniao de Bancos Brasil (Brazil — commercial banking), CIA Paranaense de Energia (Brazil — utilities), and Korea Electric Power (South Korea — electric utilities). Other positions posting gains included Lukoil (Russia — oil, gas & consumable fuels) and Quilmes (Argentina  beverages).

The Fund’s holdings in China and Indonesia tended to weigh on performance. Positions in these countries declining in the period included PT Gudang Garam (Indonesia — tobacco), Brilliance Auto Holdings (China — automobiles), and Sinopec Yizheng Chemical Fibres (China — chemicals).

From an industry perspective, gains for holdings in beverages, oil, gas & consumable fuels, and commercial banking made the most substantial contribution to performance. Top performers in these industries included Quilmes (Argentina — beverages), Lukoil (Russia — oil, gas & consumable fuels), and Uniao de Bancos Brasil (Brazil — commercial banking). Positions in the wireless telecom services industry, such as Telesp Celular Participacoes (Brazil) and Telecentro Oeste Celular (Brazil), tended to decline.

The main reasons for the underperformance against the benchmark in the eight-month period ended October 31, 2005, were stock selection, especially in the wireless telecommunications industry, and an underweighting in the top performing oil, gas & consumable fuels industry. The Fund’s industry exposure is a residual of our investment process, which focuses on company-by-company analysis to identify undervalued securities.

After the Fund’s portfolio management change on March 1, 2005, we established a wide range of positions at prices that we considered attractive. During the subsequent period, the Fund sold positions such as Hite Brewing (South Korea — beverages), and Fraser & Neave Limited (Singapore — beverages) as appreciation pushed their market prices toward our estimates of their long-term values.

Current Strategy and Outlook: For the four months ended March 1, 2005, India, Turkey and Brazil were the largest overweight countries in their respective regions (Asia, EMEA and Latin America). The Fund was also underweight in China, South Korea, Hungary and Chile, which were among the strongest performing countries. In terms of sectors, the Fund was overweight financials and telecommunications, and underweight consumer staples and industrials.

During the eight-month period from March 1, 2005 through October 31, 2005, the Fund’s country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to Brazil increased, while exposure to South Korea and the commercial banking industry tended to decline. The Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world. As of October 31, 2005, the Fund’s largest positions were in Brazil and South Korea, and in the diversified telecom services and commercial banking industries.

Keep in mind that the Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.

Overall, while we offer no predictions regarding the short-term direction of equities in emerging markets, we believe the Fund remains well positioned to deliver favorable long-term results. We believe that all holdings remain undervalued, and we expect to realize significant profit as the market recognizes their true worth.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Telecommunications	31.2%

Banks	10.7%

Electric	10.6%

Chemicals	4.6%

Semiconductors	3.8%

Auto Manufacturers	3.1%

Food	3.0%

Electrical Components and Equipment	2.6%

Oil and Gas	2.6%

Retail	2.6%

Portfolio holdings are subject to change daily.

*    Effective March 1, 2005 Brandes Investment Partners L.P. became sub-adviser to ING Emerging Countries Fund. Prior to March 1, 2005, the Fund was sub-advised by ING Investment Management B.V.

Portfolio Managers’ Report	Ing Emerging Countries Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

				Since Inception
				of Class M
	1 Year	5 Year	10 Year	August 5, 2002

Including Sales Charge:
Class A(1)	14.75%	6.52%	6.81%	—
Class B(2)	15.87%	6.85%	6.86%	—
Class C(3)	19.83%	6.88%	6.72%	—
Class M(4)	16.91%	—	—	20.10%

Excluding Sales Charge:
Class A	21.76%	7.79%	7.44%	—
Class B	20.87%	7.15%	6.86%	—
Class C	20.83%	6.88%	6.72%	—
Class M	21.15%	—	—	21.42%
MSCI EM Index(5)	34.34%	14.64%	5.80%	29.24	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)         The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(6)         Since inception performance for index is shown from August 1, 2002.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

Ing Foreign Fund	Portfolio Managers’ Report

The ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.47% compared to the Morgan Stanley Capital International Europe, Austrasia and Far East (“MSCI EAFE”) Index, which returned 18.59% for the same period.

Portfolio Specifics: Over the period ended October 31, 2005, international equities provided strong returns for investors, and the Fund outperformed the Index due to several factors. Within Europe, the overweight position to Austria was a positive contributor. Many Austrian holdings, including Bank Austria Creditanstalt AG, benefited from the strong Eastern European market. The underweight position to the United Kingdom, an underperforming market over the period, also supported results.

The allocation to Eastern and Central Europe proved favorable as positions in Russia, Turkey, Hungary and Poland outperformed the Index by a wide margin. The Fund held many banks in the region that posted strong returns including Sberbank (Russia), Turkiye Garanti Bankasi A.S., Turkiye Is Bankasi A.S. and Akbank T.A.S. (Turkey). Elsewhere in emerging markets, holdings in Grupo Financiero Banorte S.A. (Mexico) helped performance while CANTV (Venezuela) detracted. Within China, a market we have largely avoided, shares of Weiqiao Textile Co. underperformed.

The underweight position to Japanese equities, as well as individual stock selection, were a drag on results. Shares of Uni-Charm Corp, a producer of personal hygiene products, underperformed over the period ended October 31, 2005. The Fund’s cash equivalents position also had a negative impact due to the strong environment for equities.

Both stock selection and an overweight position to the energy sector were also important contributors to performance. Companies such as Lukoil and Gazprom (Russia), OMV AG (Austria), EnCana and Canadian Natural Resources (Canada), Statoil (Norway) and Dragon Oil (Ireland) were particularly strong. Stock selection in the telecommunications and health care sectors also supported results. In the materials sector, the underweight position as well as stock selection, including companies such as LaFarge (France) the world’s largest cement producer, negatively impacted performance. Finally, stock selection in the industrials sector detracted from performance.

Current Strategy and Outlook: During the month of October 2005, equity markets fell amid concerns over rising inflation and slower global growth. Early in October 2005’s retrenchment, we took profits and reduced exposure to certain sectors, including energy, which had exhibited solid performance for the Fund. At the end of October 2005, we were underweight the energy sector relative to the Index and holdings were more defensively positioned. We believe energy stocks are likely to be negatively impacted by any global slowdown. We believe that signs of demand destruction, rather than the commodity price itself will hold the key to sector performance.

October 2005 also witnessed a rollback in returns in many emerging markets, but we took profits from select holdings. Emerging markets are susceptible to a slowdown in global growth, and in the current climate, volatility is likely to remain high. However, we believe that emerging markets will reassert themselves based on their strong fundamentals and attractive risk/reward opportunities, particularly Eastern and Central Europe.

Since Japan’s September 2005 elections, the Fund’s exposure to the country has increased through more domestically-focused companies such as regional banks. While we are still concerned about the state of national reforms, hence our overall underweight position to Japan, we see many individual companies showing a greater interest in enhancing shareholder value. Japan does remain vulnerable to any slowdown in Chinese growth and to a certain extent growth in the U.S.; therefore we believe this domestic focus is warranted.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Banks	22.7%

Investment Companies	7.5%

Pharmaceuticals	6.5%

Oil and Gas	5.8%

Telecommunications	5.7%

Food	4.1%

Engineering and Construction	3.6%

Beverages	2.8%

Building Materials	2.2%

Holding Companies - Diversified	2.2%

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Ing Foreign Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C
	1 Year	July 1, 2003		July 8, 2003		July 7, 2003

Including Sales Charge:
Class A(1)	12.60%	16.06%		—		—
Class B(2)	13.68%	—		15.85%		—
Class C(3)	17.65%	—		—		17.05%

Excluding Sales Charge:
Class A	19.47%	19.04%		—		—
Class B	18.68%	—		16.91%		—
Class C	18.65%	—		—		17.05%
MSCI EAFE Index(4)	18.59%	23.15	%(5)	23.15	%(5)	23.15	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(5)         Since inception performance for index is shown from July 1, 2003.

Ing International Fund	Portfolio Managers’ Report

The ING International Fund (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the United States. The Fund is a managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy, ING Investment Manager Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.30% compared to the Morgan Stanley Capital International Europe, Austrasia and Far East (“MSCI EAFE”) Index, which returned 18.59% for the same period.

Portfolio Specifics: The Fund’s defensive positioning in the earlier part of the year ended October 2005 at first proved disappointing. Later in the 2005 year, however, many defensive names regained strength as the market grew concerned about high energy prices and economic growth. Newer positions in a broader array of sectors also helped performance. Much of the first half’s losses of 2005 were made up in the second half of the 2005 year.

Overall, stock selection was positive in Europe and developed Asia-ex Japan, while our holdings in Japan were disappointing. Our underweight of the U.K., which had relatively weak performance in the second half of the fiscal year ended October 2005 proved beneficial, but was not enough to make up for weak stock selection. emerging market stocks detracted from relative return. On a sector basis, our underweight positions in consumer discretionary and information technology stocks added to performance. This result was partially offset by a negative selection outcome in the financials and materials sectors. Energy and telecom stock selection added materially to results.

On an individual stock level, significant value was added by TDC A/S, the main Danish telecom services provider, after it increased on reports of takeover bids. Amano Corp., a Japanese industrial firm, added materially to performance during the second half of the fiscal year due to high product demand and the resulting higher price targets by analysts. A material positive contribution was made by our holding of SolarWorld AG, a German energy company, mainly due to an increase in capacity and expanded production, higher demand, and a secure supply base. The largest detractor was Canadian gold producer Placer Dome in a weak gold market; most of the loss occurred during the first half of the reporting 2005 period. Other negative contributors included Barco N.V, a Belgian maker of electronic visual displays, which fell after a lower profit forecast due to the decline in the dollar, and Tenaga Nasional Bhd, a Malaysian electric utility, which declined following decreased profits.

Current Strategy and Outlook: Despite signs that economic growth may be slowing and some nagging inflation concerns, our models continue to point towards a variety of solid investment opportunities. Japan’s election results were encouraging and appear to promise more financial reform. China’s growth continues to offer opportunity among global commodities companies, including oil. We have increased the Fund’s weightings in financial stocks since valuations appear attractive, and a peak in bond yields is likely in the year ahead. The Fund is maintaining an overweight position in energy stocks due to their strong cash generation and positive outlook. The Fund is underweight Europe and the U.K., and maintaining a modest exposure to emerging market stocks. At the sector level, the Fund continues to be underweight in the consumer discretionary and industrial sectors, and overweight positions on consumer staples, health care and utility stocks.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Banks	19.2%

Oil and Gas	10.2%

Pharmaceuticals	8.4%

Food	8.1%

Telecommunications	7.9%

Diversified Financial Services	5.3%

Insurance	4.6%

Mining	3.5%

Electric	3.3%

Agriculture	3.1%

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Ing International Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

				Since Inception		Since Inception
				of Class B		of Class C
	1 Year	5 Year	10 Year	August 22, 2000		September 15, 2000

Including Sales Charge:
Class A(1)	6.79%	0.40%	6.85%	—		—
Class B(2)	7.41%	0.28%	—	(1.33)%		—
Class C(3)	11.46%	0.61%	—	—		(0.19)%

Excluding Sales Charge:
Class A	13.30%	1.59%	7.48%	—		—
Class B	12.41%	0.65%	—	(1.16)%		—
Class C	12.46%	0.61%	—	—		(0.19)%
MSCI EAFE Index(4)	18.59%	3.42%	6.15%	1.85	%(5)	1.85	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)         Since inception performance for the index is shown from September 1, 2000.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

Prior to July 26, 2000, the Fund was advised by a different sub-adviser.

Ing International Smallcap Fund	Portfolio Managers’ Report

The ING International SmallCap Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by John Chisholm, CFA, Executive Vice President and Matthew J. Cohen, CFA, Senior Vice President, Acadian Asset Management, Inc. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 28.97% compared to the Morgan Stanley Capital International Europe, Austrasia and Far East (“MSCI EAFE”) SmallCap Index and the Standard & Poor’s/Citigroup Europe, Pacific, Asia Composite/Extended Market Index (“S&P/Citigroup EPAC/EMI”) which returned 29.05% and 25.41%, respectively, for the same period.

Portfolio Specifics: The MSCI EAFE SmallCap Index posted solid gains in the four months ended February 28, 2005, up 20.2%. International equity markets extended November’s gains into December and capped 2004 with robust performance across the board, despite an uncertain environment characterized by rising interest rates, higher oil prices and the ongoing war in Iraq. In the final weeks of 2004, trading volume was thin as investors geared up for the holidays, but the markets reacted favorably to easing oil prices, increased merger activity and rosy outlooks from such industry leaders as Intel Corp. and General Electric Co. The Fund benefited from overweightings in Europe and Canada, but an overweighting in Korea detracted from performance. Stock selection was strong in Europe, but was weak in the UK and Japan. For the period from March 1, 2005, through April 30, 2005, the Fund underperformed the MSCI EAFE SmallCap Index by approximately 2.6%. This was mostly the result of country allocations, though stock selection also detracted slightly from return.

The following investments helped the Fund’s performance for the subsequent eight months ended October 31, 2005. In Australia, stock-level performance, particularly in the materials sector, more than offset value lost to an overweighted country allocation. Energy sector holding Oil Search was also a significant contributor to active return. Strong global demand and elevated commodity prices over the period helped holdings in these sectors. In Spain, successful stock selection combined with an overweighting to deliver value added in this market. Homebuilder Fadesa Inmobiliar led the Fund’s Spanish holdings as construction activity was strong. In the United Kingdom, an underweighted allocation, which showed lackluster growth over the eight months ended October 31, 2005, helped return. Also contributing to active return was stock-level performance in the U.K., particularly in the capital equipment sector. Defense holding Cobham and building materials manufacturer BPB were the top performers among the Fund’s U.K. holdings. In Germany, stock selection generated additional active return. Selections in the materials sector were especially successful. Specifically, a position in German steel producer Salzgitter was a key driver of value added. In France, stock selection combined with the country overweighting to contribute excess return. A position in technology firm Neopost was the top contributor to active return among the Fund’s French holdings.

The following investments have detracted from the Fund’s inception performance for the eight months ended October, 31, 2005. In Japan, stock selection, combined with an underweighting, detracted from the Fund’s active return, as this market has had a particularly robust year, up approximately 11% over the eight month period ended October 31, 2005. Holdings that detracted from performance included services stocks Kyoei Tanker and Tonichi Carlife. In Greece, stock selection and an overweighted allocation, resulted in a negative impact to the Fund’s return. Specifically, an overweighting to the Greek services sector detracted from return. In emerging markets, stock selection in China offset value added from overweighting in this market, as selections in the materials and services sectors trailed the index. The active allocations to Turkey and Taiwan also lost value.

Current Strategy and Outlook: Country weightings are driven by bottom-up stock selection. The Fund is currently overweighted in Spain and France and actively allocated to Canada, Korea and Turkey. Significant underweightings include Japan and the U.K. Our bottom-up process led the Fund to focus on materials, energy and durables stocks.

The outlooks for Spain and France are positive based on our forecast factors. There are signs of particular strength in the banking and energy sectors, which are also expected to outperform in Canada, where the local currency remains quite strong. Turkey is the highest-ranked country in our emerging markets framework, driven primarily by longer-term cash flow factors and perceived lower risk as the country continues to bring its economic policy in line with that of the European Union.

Our forecast for Japan continues to show it as one of our lowest-ranked markets. This short-term outlook is based on the fact that the economic rehabilitation is still in the early stages, relative valuations are still high and deflation remains in place. We are most negative on technology and staples, though even within a sector that we view negatively overall, we often find individual holdings that are highly attractive. We are long-term positive on Japan given Koizumi’s reform-minded economic policy, strong and improving economic fundamentals and the expectation that earnings will catch up with valuations.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Iron/Steel	7.7%

Diversified Financial Services	6.9%

Transportation	6.7%

Retail	6.6%

Oil and Gas	5.0%

Food	4.5%

Distribution/Wholesale	4.1%

Real Estate	3.9%

Insurance	3.5%

Building Materials	3.4%

Portfolio holdings are subject to change daily.

Effective March 1, 2005 Acadian Asset Management became sub-adviser to ING International SmallCap Fund. Prior to March 1, 2005, the Fund was sub-advised by Nicholas-Applegate Capital Management. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

Portfolio Managers’ Report	Ing International Smallcap Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Year	10 Year

Including Sales Charge:
Class A(1)	21.56%	1.37%	14.74%
Class B(2)	23.15%	1.58%	14.72%
Class C(3)	27.16%	1.94%	14.70%

Excluding Sales Charge:
Class A	28.97%	2.58%	15.42%
Class B	28.15%	1.95%	14.72%
Class C	28.16%	1.94%	14.70%
MSCI EAFE SmallCap Index(4)	29.05%	15.10%	6.00%
S&P/Citigroup EPAC/EMI Index(5)	25.41%	11.01%	7.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Fund against the Indicies indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America, which more closely tracks the types of securities in which the Fund invests than the S&P/Citigroup EPAC/EMI Index.

(5)         The S&P/Citigroup EPAC/EMI Index is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

Ing International Value Fund	Portfolio Managers’ Report

The ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.06% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which returned 18.59% for the same period.

Portfolio Specifics: The Fund’s advance during the fiscal year of 2005 was broad based, with positions in a wide range of countries and industries registering gains. On a country basis, advances for holdings in Japan made the most substantial contribution to returns. Top Japan-based performers included Japan Tobacco (tobacco), Mitsubishi Tokyo Financial (commercial banking), and Sumitomo Mitsui Financial Group (commercial banking)

In addition, advances for holdings in the United Kingdom and Germany also contributed to favorable absolute performance. Top performers in these countries included Volkswagen (Germany — automobiles) and Imperial Chemical (United Kingdom — chemicals).

From an industry perspective, advances for holdings in commercial banking and insurance helped drive performance. Among the stronger-performing holdings in these industries were Commerzbank (Germany — Commercial Banks) and Millea Holdings Inc. Tokyo (Japan — insurance). Gains for positions in the food products and the tobacco industries also tended to advance.

The main reason for the underperformance against the benchmark during the year was an overweight position in the diversified telecommunications industry, one of the weakest industry performers. The Fund was also underweight in the metals & mining and in the oil, gas, & consumable fuels industries, two of the strongest performing industries. The Fund’s industry exposure is a residual of our investment process, which focuses on company-by-company analysis to identify undervalued securities.

During the period, we sold positions such as BAE Systems (United Kingdom — aerospace & defense), Lukoil (Russia — oil gas & consumable fuels), and E.ON AG (Germany — electric utilities) as appreciation pushed their market prices toward our estimates of their long-term values. We also sold portions of other holdings to reduce their Fund weightings and to pursue other investment opportunities.

New purchases for the year included DaimlerChrysler (Germany — automobiles), Aegon (Netherlands — insurance), and Fuji Photo Film (Japan — leisure equipment & products), among others. We also added to select existing holdings at prices that we consider attractive.

Current Strategy and Outlook: During the year ended October 31, 2005, the Fund’s country and industry exposures shifted slightly due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to the Netherlands and the insurance industry increased, while exposure to the United Kingdom and the oil, gas & consumable fuels industry declined. The Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.

Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the Fund remains well positioned to deliver favorable long-term results. We acknowledge that many of the Fund’s current holdings recently have posted significant gains. However, we believe that all holdings remain undervalued, and we expect to realize solid appreciation as the market recognizes their true worth

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Telecommunications	21.9%

Banks	14.4%

Food	13.9%

Insurance	10.1%

Pharmaceuticals	7.8%

Electric	4.3%

Home Furnishings	4.3%

Auto Manufacturers	4.1%

Miscellaneous Manufacturing	4.0%

Chemicals	2.6%

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Ing International Value Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

				Since Inception
				of Class B
	1 Year	5 Year	10 Year	April 18, 1997

Including Sales Charge:
Class A(1)	8.45%	5.79%	12.35%	—
Class B(2)	9.21%	5.99%	—	11.28%
Class C(3)	13.25%	6.31%	12.25%	—

Excluding Sales Charge:
Class A	15.06%	7.05%	13.02%	—
Class B	14.21%	6.31%	—	11.28%
Class C	14.25%	6.31%	12.25%	—
MSCI EAFE Index(4)	18.59%	3.42%	6.15%	5.77	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)         Since inception performance for index is shown from May 1, 1997.

Effective September 2, 2003, the Fund was closed to new investments. See Note 1 for additional information.

Ing International Value Choice Fund	Portfolio Managers’ Report

The ING International Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul Hechmer, Managing Director and Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: From February 1, 2005, the inception of the Fund, to October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.00% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which returned 8.29% for the same period.

Portfolio Specifics: The ING International Value Choice Fund has, since inception, posted strong returns, however, post-expense performance has modestly trailed the MSCI EAFE Index benchmark return of approximately 8%. While most of the period international market performance had been lackluster in U.S. dollar terms due to dollar strength, in the last few months of the year international markets rallied while the dollar’s gains were somewhat subdued, leading to positive absolute performance. Many major events have occurred this year such as general elections in Japan and Germany, the price of oil approaching $70 a barrel and gold hitting a 17 year high. The Fund was positioned with an overweight to the energy sector which performed very well in both absolute and relative terms. In particular, exposure to Suncor Energy, the Canadian oil sands company, aided returns in the sector. The Fund was also aided by high exposure to the materials sector, where many names in the gold, platinum and steel sectors performed well for us. Other names which performed well were Metso, a Finnish Industrials company and Areva, a French nuclear energy company.

During the period, the telecommunications sector in particular detracted from returns. Many of the names the Fund held in the sector underperformed the broader market as the markets focused on the negative aspects of the sector, such as fears of a shrinking telecommunications market, rather than the positive aspects such as high free cash flows and dividends. Fund performance was negatively affected by our underexposure to the healthcare sector, where we fail to find opportunities which fit our criteria, and in consumer staples where J Sainsbury, a U.K. grocer, hurt our performance.

Regionally, the Fund’s overweight to Japan, while aiding absolute returns, detracted from performance on a relative perspective as our holdings in Japan lagged the market. The Fund’s exposure to Taiwan, made up of the aforementioned poorly performing telecommunications companies, also detracted from performance.

Current Strategy and Outlook: International markets have rallied strongly now since March 2003, with the MSCI EAFE Index in U.S. dollar terms up over 70% since the end of 2002. As a result, value opportunities in the international space are proving harder to find. However, on a relative basis, overseas markets continue to trade at lower multiples than the U.S. and as bottom-up value managers on an opportunistic basis we continue to find selective opportunities. From a regional perspective we continue to find more opportunities in Japan and Asia ex Japan rather than Europe. From a sector perspective we continue to find more value in the basic materials and telecommunications sectors, while finding it harder to find many absolute value opportunities in the financials sector.

We would note that all international investments are made up of a stock and currency component. The U.S. dollar moved very little one way or the other in the later part of the year, following dollar strength in the first half of the year. While we do not forecast exchange rates, the U.S. continues to run significant current account and budget deficits and, an elastic band can only be stretched so far before it snaps or springs back.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Telecommunications	13.6%

Mining	13.4%

Oil and Gas	6.5%

Transportation	4.5%

Electric	4.4%

Food	4.2%

Cosmetics/Personal Care	2.8%

Home Builders	2.8%

Water	2.7%

Commercial Services	2.6%

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Ing International Value Choice Fund

Cumulative Total Returns for the Periods Ended October 31, 2005

	Since Inception		Since Inception
	of Classes A and B		of Class C
	February 1, 2005		February 4, 2005

Including Sales Charge:
Class A(1)	0.85%		—
Class B(2)	1.50%		—
Class C(3)	—		5.49%

Excluding Sales Charge:
Class A	7.00%		—
Class B	6.50%		—
Class C	—		6.49%
MSCI EAFE Index(4)	8.29	%(5)	8.29	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)         The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)         Since inception performance for index is shown from February 1, 2005.

Ing Precious Metals Fund	PORTFOLIO MANAGERS’ REPORT

The ING Precious Metals Fund (the “Fund”) seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world. The Fund is managed by a team of investment professionals led by James A. Vail, CFA, Senior Vice President and Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.81% compared to the Standard & Poor’s (“S&P”) 500 Composite Stock Price Index, and the Financial Times (“FT”) Gold Mines Index, which returned 8.72% and 1.18%, respectively, for the same period. Gold Bullion returned 10.56% for the period.

Portfolio Specifics: The past twelve months have seen a significant change in investors’ attitude toward the gold sector. In October 2005, bullion prices reached a 17-year high due to global inflation fears driven by higher energy prices and commodity prices in general. The fundamentals for gold investments have improved significantly as mine production peaked in 2003 and 2004 in the face of renewed demand from jewelry manufacturers and exchange traded funds. New gold reserves are limited and given the long lead times necessary to bring on new production, we believe the reduced inventory will keep prices at higher levels than in the immediate past.

Another favorable trend in the sector is the apparent beginning of industry consolidation. As the senior producers find it difficult to replace production from existing known deposits, they may turn to intermediate and junior producers with attractive reserves and resources. On the last day of October 2005, Barrick announced a hostile bid for Placer Dome, which if successful would create the world’s largest gold producer. In our opinion, other senior gold companies will watch this transaction closely to chart their own future direction.

Finally, the strength in bullion was not limited to the U.S. dollar. Gold bullion reached new highs in several currencies, including the euro, Swiss franc and Japanese yen. This suggests to us that fears of inflationary pressures on paper currencies should keep gold prices high.

The Fund outperformed its benchmark, FT Gold Mines Index, by continuing to underweight the senior producers and concentrating on the intermediate and junior producers and exploration companies. Examples of the former were our underweight of Barrick and Newmont Mining. An example of the latter is Gammon Lake Resources; an emerging Mexican producer with new production scheduled for the first half of 2006. In the precious materials sector, the Fund benefited from its holdings in Shore Gold, a Canadian developer of diamonds. Shore possesses an attractive deposit of high quality stones, at a time when industry observers are forecasting a shortage of gemstones after 2006. Performance was held back by holdings in Rio Narcea Gold and Hecla Mining. Rio Narcea faced delays in new mine production and fears of expropriation hurt Hecla.

Current Strategy and Outlook: As with several other commodities, the gold sector was starved for new investment during the “dot com” mania. This lack of investment resulted in falling mine supply, but also engineering talent lured toward the Silicon Valley dream. As a result the sector is scrambling to find the skills necessary for developing new sources of supply. In our view, given the long lead times, commodity prices in general and gold in particular should enjoy higher price levels for the near term.

Demand for jewelry in Asia, with special emphasis on China, is expected to continue to grow as consumers experience growth in disposable income. In the past, Japan was a significant consumer of gold and with the improved economic outlook in that country, consumption should resume.

The Fund plans to continue its past strategy of concentrating on intermediate and junior producers who possess attractive growth profiles in gold production. This dampens the impact of fluctuating gold prices and makes these companies attractive acquisition targets by larger companies seeking to replace reserves and increase production. We are encouraged by the strengthening fundamentals in the gold sector and believe the Fund is well positioned to benefit from these positive trends.

Top Five Industries
As of October 31, 2005
(as a percent of net assets)

Gold Mining	69.7%

Metal - Diversified	7.8%

Diamonds/Precious Stones	5.6%

Precious Metals	5.6%

Diversified Minerals	4.1%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	Ing Precious Metals Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	0.67%	25.90%	3.85%
Excluding Sales Charge:
Class A	6.81%	27.40%	4.46%
S&P 500 Composite Stock Price Index(2)	8.72%	(1.74)%	9.34%
FT Gold Mines Index(3)	1.18%	24.81%	0.41%
Gold Bullion Commodity(4)	10.56%	12.21%	2.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Precious Metals Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3)         The FT Gold Mines Index® is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

(4)         GOLD BULLION IS NOT AN INDEX. It is a commodity.

Ing Russia Fund	PORTFOLIO MANAGERS’ REPORT

The ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Samuel Oubadia, Senior Portfolio Manager, Bernard Mignon, Senior Investment Manager, Emerging Market Equities, and Jan-Wim Derks, Director of Global Emerging Markets Equities, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 33.98% compared to the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index, the Russian Trading System (“RTS”) Index and the Moscow Times (“MTI”) Index, which returned 34.34% and 43.28% and 40.50%, respectively, for the same period.

Portfolio Specifics: At the start of the period under review, the Russian market was still coming to grips with the repercussions of the Yukos affair. These concerns preoccupied the market well into the start of 2005. About half-way through the current reporting period, the market was essentially flat. Then, in mid-May 2005, Russian equities began to take-off. The rally coincided with a large increase in the oil price, which saw Brent crude oil prices go from $45.00/barrel to about $68.00/barrel in mid-August 2005. While the oil price has since fallen off its highs, it remains well above its historical average. As such, it is not at all surprising that Russia’s oil stocks led the rally. Although the Fund had considerable exposure to the oil sector, (it was the Fund’s most heavily weighted sector) the Fund was underweight relative to the RTS Index.

Russia’s largest oil company, Lukoil, was also one of the market’s better performers. Lukoil’s strategic partner, Conoco-Philips (CP) of the US, has increased its stake in Lukoil to just under 15.0%. CP intends to raise its stake to 20.0%. Lukoil shares gained 76.8% during the period under review. The Fund was underweight in Lukoil for most of this period due to the fact that the stock had made up about 30.0% of the index. However, after a rebalancing of the RTS Index in July, leading to a sharp decrease in the weight of Lukoil in the index, the Fund moved to an overweight position in Lukoil.

Another of the Fund’s holdings in the oil sector was Tyumen Oil Company (TNK). TNK is close to completing its share swap that will allow current shareholders to swap their shares for a stake in TNK’s joint venture with BP. In light of the share swap, and the rally in the oil price, TNK shares gained more than 100.0% over the reporting period. The Fund held an overweight position in TNK throughout this period.

Outside of the oil sector, investors also looked for ways to gain exposure to Russia’s boom in personal consumption. Sberbank is Russia’s largest commercial bank and also boasts the country’s largest retail network. The bank recently released financial results which revealed a 47.0% increase in total loans. This, in part, led to a 91.8% in Sberbank’s share price in the reporting period. The Fund held a large position in the bank. However, after the RTS rebalancing, which resulted in an index weight of about 15.0%, the Fund was underweight in Sberbank. This hurt the performance of the fund relative to the benchmark.

Finally, the Fund held an overweight position in both of Russia’s listed mobile telecommunications operators, MTS and Vimpelcom. Although the number of subscribers continued to grow for both companies, earnings growth was not as strong as in previous periods. This was due to the higher marketing costs, and the lower average revenue per user (ARPU) associated with these new subscribers. MTS and Vimpelcom gained 2.0% and 5.0% respectively, thus holding back the Fund’s performance relative to the RTS Index.

Current Strategy and Outlook: With renewed fears of rising inflation and (further) interest rate hikes in the United States, Russian equities, along with many other emerging markets, suffered a sharp correction in the month of October 2005. By mid-October 2005 the Russian market has actually plunged almost 16.0% from its peak. The market later recovered some of those losses. The move served as reminder of how the performance of the Russian market is often vulnerable to external factors. Any further discussion suggesting that U.S. interest rates will rise by more than what is currently anticipated, may lead to more ‘dips’.

As mentioned, the most recent economic data in Russia point to strong growth in personal consumption and consumer spending. In light of these developments, the Fund will likely increase its weighting in stocks which are linked to domestic growth. There are now several retailers and consumer stocks, which provide investors with exposure to this surge in personal consumption. Another way of playing this theme is through the banking sector. Although there are currently limited ways of gaining exposure to this sector, the Fund may invest in banks that operate across the region, but have a strong presence in Russia.

Top Ten Holdings
as of October 31, 2005
(as a percent of net assets)

LUKOIL	18.0%

MMC Norilsk Nickel	10.8%

Sberbank RF	10.5%

Surgutneftegaz	7.3%

Tatneft	4.2%

Transneft	3.9%

Unified Energy System	3.7%

Tyumen Oil Co.	2.8%

VolgaTelecom	2.5%

Mobile Telesystems OJSC	2.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	Ing Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2005

			Since Inception
	1 Year	5 Year	July 3, 1996
Including Sales Charge:
Class A(1)	26.27%	34.86%	13.81%
Excluding Sales Charge:
Class A	33.98%	36.47%	14.53%
MSCI EM Index(2)	34.34%	14.64%	4.79	%(3)
Russian Trading System Index(4)	43.28%	37.66%	17.69	%(3)
Moscow Times Index(5)	40.50%	43.35%	22.56	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. The MSCI EM Index more closely tracks the types of securities in which the Fund invests than the Moscow Times Index and the Russian Trading System Index.

(3)         Since inception performance for index is shown from July 1, 1996.

(4)         The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(5)         The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b—1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Global Equity Dividend Fund	May 1, 2005	October 31, 2005	Ratio	October 31, 2005*

Actual Fund Return
Class A	$1,000.00	$1,033.70	1.40%	$ 7.18
Class B	1,000.00	1,030.30	2.15	11.00
Class C	1,000.00	1,029.70	2.15	11.00
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,018.15	1.40%	$ 7.12
Class B	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,014.37	2.15	10.92

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Global Real Estate Fund	May 1, 2005	October 31, 2005	Ratio	October 31, 2005*

Actual Fund Return
Class A	$1,000.00	$1,082.60	1.59%	$ 8.35
Class B	1,000.00	1,078.60	2.34	12.26
Class C	1,000.00	1,078.00	2.34	12.26
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,017.19	1.59%	$ 8.08
Class B	1,000.00	1,013.41	2.34	11.88
Class C	1,000.00	1,013.41	2.34	11.88

ING Global Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,087.40	1.85%	$ 9.73
Class B	1,000.00	1,084.30	2.50	13.13
Class C	1,000.00	1,084.30	2.50	13.13
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,015.88	1.85%	$ 9.40
Class B	1,000.00	1,012.60	2.50	12.68
Class C	1,000.00	1,012.60	2.50	12.68

ING Emerging Countries Fund
Actual Fund Return
Class A	$1,000.00	$1,093.10	2.00%	$10.55
Class B	1,000.00	1,088.80	2.74	14.43
Class C	1,000.00	1,088.90	2.74	14.43
Class M	1,000.00	1,090.20	2.49	13.12
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class B	1,000.00	1,011.39	2.74	13.89
Class C	1,000.00	1,011.39	2.74	13.89
Class M	1,000.00	1,012.65	2.49	12.63

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Global Real Estate Fund	May 1, 2005	October 31, 2005	Ratio	October 31, 2005*

Actual Fund Return
Class A	$1,000.00	$1,110.40	1.68%	$ 8.94
Class B	1,000.00	1,106.50	2.43	12.90
Class C	1,000.00	1,106.30	2.43	12.90
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.74	1.68%	$ 8.54
Class B	1,000.00	1,012.96	2.43	12.33
Class C	1,000.00	1,012.96	2.43	12.33

ING International Fund
Actual Fund Return
Class A	$1,000.00	$1,075.50	1.65%	$ 8.63
Class B	1,000.00	1,071.10	2.40	12.53
Class C	1,000.00	1,070.00	2.40	12.52
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.89	1.65%	$ 8.39
Class B	1,000.00	1,013.11	2.40	12.18
Class C	1,000.00	1,013.11	2.40	12.18

ING International SmallCap Fund
Actual Fund Return
Class A	$1,000.00	$1,154.80	1.74%	$ 9.45
Class B	1,000.00	1,151.20	2.39	12.96
Class C	1,000.00	1,151.00	2.39	12.96
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.43	1.74%	$ 8.84
Class B	1,000.00	1,013.16	2.39	12.13
Class C	1,000.00	1,013.16	2.39	12.13

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Global Real Estate Fund	May 1, 2005	October 31, 2005	Ratio	October 31, 2005*

Actual Fund Return
Class A	$1,000.00	$1,087.80	1.60%	$ 8.42
Class B	1,000.00	1,083.90	2.30	12.08
Class C	1,000.00	1,084.10	2.30	12.08
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,017.14	1.60%	$ 8.13
Class B	1,000.00	1,013.61	2.30	11.67
Class C	1,000.00	1,013.61	2.30	11.67

ING International Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,100.80	1.70%	$ 9.00
Class B	1,000.00	1,096.80	2.45	12.95
Class C	1,000.00	1,096.70	2.45	12.95
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.64	1.70%	$ 8.64
Class B	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	1,012.85	2.45	12.43

ING Precious Metals Fund
Actual Fund Return	$1,000.00	$1,274.30	1.56%	$ 8.94
Hypothetical (Excluding Expenses)	$1,000.00	$1,017.34	1.56%	$ 7.93

ING Russia Fund
Actual Fund Return	$1,000.00	$1,350.40	2.13%	$12.62
Hypothetical (Excluding Expenses)	$1,000.00	$1,014.47	2.13%	$10.82

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Equity Dividend Fund, ING Global Real Estate Fund, ING Global Value Choice Fund (formerly ING Worldwide Growth Fund), ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Fund (formerly ING International SmallCap Growth Fund), ING International Value Choice Fund, ING Precious Metals Fund, and ING Russia Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods prior to November 1, 2002 were audited by other auditors whose report thereon, dated December 17, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Equity Dividend Fund, ING Global Real Estate Fund, ING Global Value Choice Fund, ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Fund, ING International Value Choice Fund, ING Precious Metals Fund, ING Russia Fund and ING International Value Fund as of October 31, 2005, and the results of their operations, the changes in their net assets, and their financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusets
December 22, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

	ING	ING	ING	ING
	Global Equity	Global	Global	Emerging
	Dividend	Real Estate	Value Choice	Countries
	Fund	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$146,587,299	$174,200,130	$97,494,287	$122,362,835
Investment in affiliate**	—	2,663,341	—	—
Short-term investments at amortized cost	—	—	6,636,000	19,481,000
Cash	2,732,866	4,002,656	3,268,679	4,983,923
Foreign currencies at value***	114,373	453,952	23,995	4,722,120
Receivables:
Investment securities sold	1,448,576	—	608,894	—
Fund shares sold	1,317,834	952,275	33,898	600,195
Dividends and interest	168,886	370,365	221,028	604,342
Prepaid expenses	24,957	27,397	16,056	23,678
Total assets	152,394,791	182,670,116	108,302,837	152,778,093
LIABILITIES:
Payable for investment securities purchased	770,231	1,832,055	248,722	—
Payable for fund shares redeemed	360,120	251,344	362,726	193,817
Payable upon receipt of securities loaned	—	—	6,636,000	19,481,000
Payable to affiliates	212,222	227,077	161,127	201,706
Payable for trustee fees	1,889	2,140	38,040	71,305
Other accrued expenses and liabilities	87,594	70,863	127,280	154,159
Total liabilities	1,432,056	2,383,479	7,573,895	20,101,987
NET ASSETS	$150,962,735	$180,286,637	$100,728,942	$132,676,106
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$147,968,717	$145,023,060	$286,806,785	$189,097,429
Undistributed net investment income (accumulated net investment loss)	80,039	(3,067,440)	396,508	670,204
Accumulated net realized gain (loss) on investments and foreign currency related transactions	2,013,920	12,000,328	(190,054,701)	(60,910,593)
Net unrealized appreciation on investments and foreign currency related transactions	900,059	26,330,689	3,580,350	3,819,066
NET ASSETS	$150,962,735	$180,286,637	$100,728,942	$132,676,106

+	Including securities loaned at value	$—	$—	$6,412,204	$18,758,086
*	Cost of investments in securities	$145,686,127	$147,918,813	$93,910,959	$118,623,108
**	Cost of investment in affiliate	$—	$2,611,784	$—	$—
***	Cost of foreign currencies	$114,898	$454,090	$24,069	$4,639,658

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

	ING	ING	ING	ING
	Global Equity	Global	Global	Emerging
	Dividend	Real Estate	Value Choice	Countries
	Fund	Fund	Fund	Fund
Class A:
Net Assets	$73,186,239	$138,313,993	$41,940,766	$87,142,666
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.00
Shares outstanding	5,599,733	8,069,210	2,309,102	3,692,533
Net asset value and redemption price per share	$13.07	$17.14	$18.16	$23.60
Maximum offering price per share (5.75%)(1)	$13.87	$18.19	$19.27	$25.04

Class B:
Net Assets	$28,811,430	$12,302,242	$23,483,290	$12,562,235
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.00
Shares outstanding	2,208,331	819,716	1,193,803	542,117
Net asset value and redemption price per share(2)	$13.05	$15.01	$19.67	$23.17
Maximum offering price per share	$13.05	$15.01	$19.67	$23.17

Class C:
Net Assets	$48,965,066	$27,989,250	$30,918,348	$20,985,203
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.00
Shares outstanding	3,759,531	1,788,316	1,766,465	952,145
Net asset value and redemption price per share(2)	$13.02	$15.65	$17.50	$22.04
Maximum offering price per share	$13.02	$15.65	$17.50	$22.04

Class M:
Net Assets	n/a	n/a	n/a	$1,210,374
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.00
Shares outstanding	n/a	n/a	n/a	52,162
Net asset value and redemption price per share	n/a	n/a	n/a	$23.20
Maximum offering price per share (3.50%)(3)	n/a	n/a	n/a	$24.04

Class I:
Net Assets	n/a	$1,681,152	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.00	n/a	n/a
Shares outstanding	n/a	98,101	n/a	n/a
Net asset value and redemption price per share	n/a	$17.14	n/a	n/a
Maximum offering price per share	n/a	$17.14	n/a	n/a

Class Q:
Net Assets	n/a	n/a	$4,386,538	$10,775,628
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.00	$0.00
Shares outstanding	n/a	n/a	206,448	441,990
Net asset value and redemption price per share	n/a	n/a	$21.25	$24.38
Maximum offering price per share	n/a	n/a	$21.25	$24.38

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(3)	Maximum offering price is comuted at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

			ING	ING
	ING	ING	International	International
	Foreign	International	SmallCap	Value
	Fund	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$217,260,206	$115,751,131	$333,759,396	$4,021,654,583
Short-term investments at amortized cost	4,949,000	4,871,000	57,748,000	104,511,000
Repurchase agreement	—	4,462,000	—	—
Cash	9,317,785	108	6,352,256	38,602,717
Foreign currencies at value**	10,559,977	2,931	47,913	—
Receivables:
Investment securities sold	2,400,054	126,892	49,768	—
Fund shares sold	1,801,941	218,438	880,104	3,453,548
Dividends and interest	251,763	371,101	1,480,731	8,560,301
Unrealized appreciation on forward foreign currency contracts	283,814	—	—	—
Prepaid expenses	24,493	22,922	27,342	56,495
Total assets	246,849,033	125,826,523	400,345,510	4,176,838,644

LIABILITIES:
Payable for investment securities purchased	3,895,017	—	—	—
Payable for fund shares redeemed	173,135	124,263	782,941	8,311,190
Payable upon receipt of securities loaned	4,949,000	4,871,000	57,748,000	104,511,000
Unrealized depreciation on forward foreign currency contracts	1,435,470	—	—	—
Payable to affiliates	340,831	152,918	476,128	5,202,694
Payable to custodian due to foreign currency overdraft***	—	—	—	491
Payable for trustee fees	1,531	37,081	6,548	27,134
Other accrued expenses and liabilities	222,994	106,581	322,293	2,170,225
Total liabilities	11,017,978	5,291,843	59,335,910	120,222,734
NET ASSETS	$235,831,055	$120,534,680	$341,009,600	$4,056,615,910

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$199,779,225	$121,128,046	$362,281,102	$3,167,036,667
Undistributed net investment income	1,106,905	1,737,694	2,368,780	31,576,663
Accumulated net realized gain (loss) on investments and foreign currency related transactions	4,898,594	(10,920,904)	(64,239,012)	303,993,604
Net unrealized appreciation on investments and foreign currency related transactions	30,046,331	8,589,844	40,598,730	554,008,976
NET ASSETS	$235,831,055	$120,534,680	$341,009,600	$4,056,615,910

+	Including securities loaned at value	$4,912,810	$4,778,120	$54,813,594	$98,489,416
*	Cost of investments in securities	$185,981,660	$107,153,960	$293,153,130	$3,467,551,238
**	Cost of foreign currencies	$10,611,329	$2,965	$47,974	$—
***	Cost of foreign currencies overdraft	$—	$—	$—	$(1,570)

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

			ING	ING
	ING	ING	International	International
	Foreign	International	SmallCap	Value
	Fund	Fund	Fund	Fund
Class A:
Net Assets	$122,882,860	$51,192,568	$173,612,100	$1,732,331,829
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	8,309,121	4,667,084	4,598,867	94,508,267
Net asset value and redemption price per share	$14.79	$10.97	$37.75	$18.33
Maximum offering price per share (5.75%)(1)	$15.69	$11.64	$40.05	$19.45

Class B:
Net Assets	$22,943,553	$16,338,052	$57,130,991	$411,070,804
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	1,577,387	1,548,728	1,471,364	22,898,409
Net asset value and redemption price per share(2)	$14.55	$10.55	$38.83	$17.95
Maximum offering price per share	$14.55	$10.55	$38.83	$17.95

Class C:
Net Assets	$87,876,761	$15,008,117	$52,420,317	$663,625,648
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	6,032,288	1,422,269	1,472,722	37,059,693
Net asset value and redemption price per share(2)	$14.57	$10.55	$35.59	$17.91
Maximum offering price per share	$14.57	$10.55	$35.59	$17.91

Class I:
Net Assets	$1,048,708	$23,452,303	n/a	$1,221,594,290
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.00	$0.00	n/a	$0.01
Shares outstanding	70,257	2,144,563	n/a	66,448,514
Net asset value and redemption price per share	$14.93	$10.94	n/a	$18.38
Maximum offering price per share	$14.93	$10.94	n/a	$18.38

Class Q:
Net Assets	$1,079,173	$14,543,640	$57,846,192	$27,993,339
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	72,799	1,335,418	1,427,224	1,524,074
Net asset value and redemption price per share	$14.82	$10.89	$40.53	$18.37
Maximum offering price per share	$14.82	$10.89	$40.53	$18.37

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

	ING	ING
	International	Precious	ING
	Value Choice	Metals	Russia
	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$7,968,103	$85,673,188	$260,567,790
Short-term investments at amortized cost	—	—	29,251,000
Repurchase agreement	—	1,881,000	—
Cash	799,022	1,611	9,460,390
Foreign currencies at value**	—	1,957	—
Receivables:
Investment securities sold	573	—	336,500
Fund shares sold	907,272	119,406	1,670,566
Dividends and interest	13,433	24,259	1,195,778
Prepaid expenses	54,651	6,545	10,705
Reimbursement due from manager	3,657	—	—
Total assets	9,746,711	87,707,966	302,492,729

LIABILITIES:
Payable for investment securities purchased	167,957	—	—
Payable for fund shares redeemed	—	24,883	682,403
Payable upon receipt of securities loaned	—	—	29,251,000
Payable to affiliates	17,828	93,494	376,710
Payable to custodian due to bank overdraft***	160,690	—	—
Payable for trustee fees	459	71,179	35,822
Other accrued expenses and liabilities	61,196	77,641	544,043
Total liabilities	408,130	267,197	30,889,978
NET ASSETS	$9,338,581	$87,440,769	$271,602,751

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,830,552	$107,759,570	$178,002,777
Undistributed net investment income (accumulated net investment loss)	90,092	136,516	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	160,627	(37,011,925)	(3,579,592)
Net unrealized appreciation on investments and foreign currency related transactions	257,310	16,556,608	97,179,566
NET ASSETS	$9,338,581	$87,440,769	$271,602,751

+	Includes securities loaned at value	$—	$—	$29,101,252
*	Cost of investments in securities	$7,711,615	$69,116,566	$163,388,224
**	Cost of foreign currencies	$—	$1,971	$—
***	Cost of foreign currencies overdraft	$(160,690)	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

	ING	ING
	International	Precious	ING
	Value Choice	Metals	Russia
	Fund	Fund	Fund
Class A:
Net Assets	$6,114,897	$87,440,769	$271,602,751
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	571,228	11,909,406	8,109,724
Net asset value and redemption price per share	$10.70	$7.34	$33.49
Maximum offering price per share (5.75%)(1)	$11.35	$7.79	$35.53

Class B:
Net Assets	$1,427,381	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.00	n/a	n/a
Shares outstanding	134,074	n/a	n/a
Net asset value and redemption price per share(2)	$10.65	n/a	n/a
Maximum offering price per share	$10.65	n/a	n/a

Class C:
Net Assets	$1,796,303	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.00	n/a	n/a
Shares outstanding	168,516	n/a	n/a
Net asset value and redemption price per share(2)	$10.66	n/a	n/a
Maximum offering price per share	$10.66	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

	ING	ING	ING	ING
	Global Equity	Global	Global	Emerging
	Dividend	Real Estate	Value Choice	Countries
	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,094,979	$4,228,882	$2,379,392	$2,865,702
Interest	430,524	116,406	132,408	420,236
Securities lending income	—	—	10,253	40,595
Total investment income	4,525,503	4,345,288	2,522,053	3,326,533

EXPENSES:
Investment management fees	635,302	1,375,038	1,091,559	1,424,134
Distribution and service fees:
Class A	113,984	275,873	157,468	265,309
Class B	174,679	86,945	262,084	132,025
Class C	276,959	177,802	337,539	135,235
Class M	—	—	—	12,092
Class Q	—	—	10,505	25,481
Transfer agent fees:
Class A	53,204	52,910	99,749	135,735
Class B	20,387	4,167	58,079	23,617
Class C	32,342	8,512	75,142	24,266
Class M	—	—	—	2,208
Class I	—	84	—	—
Class Q	—	—	1,088	4,203
Administrative service fees	90,757	137,502	109,155	113,930
Shareholder reporting expense	9,417	32,065	102,819	44,387
Registration fees	51,639	58,324	53,010	64,535
Professional fees	7,039	20,675	20,232	18,150
Custody and accounting expense	33,643	22,235	47,840	90,429
Trustee fees	456	3,953	5,247	4,056
Insurance expense	259	1,697	1,851	1,598
Miscellaneous expense	3,580	7,825	12,650	14,311
Total expenses	1,503,647	2,265,607	2,446,017	2,535,701
Net recouped (waived and reimbursed) fees	106,078	112,929	(48,215)	(67,496)
Net expenses	1,609,725	2,378,536	2,397,802	2,468,205
Net investment income	2,915,778	1,966,752	124,251	858,328

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	2,056,907	12,517,088	25,260,163	46,026,281
Foreign currency related transactions	(369,163)	(353,065)	(126,821)	(167,217)
Payment by affiliate	—	—	8,840	266,176
Net realized gain on investments, foreign currency related transactions and payment by affiliate	1,687,744	12,164,023	25,142,182	46,125,240
Net change in unrealized appreciation or depreciation on:
Investments	(344,958)	10,843,158	(11,141,392)	(26,295,657)
Foreign currency related transactions	409	2,092	(30,426)	(60,697)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(344,549)	10,845,250	(11,171,818)	(26,356,354)
Net realized and unrealized gain on investments, foreign currency related transactions and payment by affiliate	1,343,195	23,009,273	13,970,364	19,768,886
Increase in net assets resulting from operations	$4,258,973	$24,976,025	$14,094,615	$20,627,214

*Foreign taxes withheld	$331,482	$256,645	$130,683	$385,691

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

			ING	ING
	ING	ING	International	International
	Foreign	International	SmallCap	Value
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,739,100	$2,670,663	$7,967,211	$89,590,031
Interest	316,283	285,638	758,864	10,347,072
Securities lending income	24,892	10,470	424,970	299,769
Total investment income	4,080,275	2,966,771	9,151,045	100,236,872
EXPENSES:
Investment management fees	1,863,015	1,147,953	3,390,664	40,730,906
Distribution and service fees:
Class A	248,013	128,704	591,465	5,654,943
Class B	178,519	165,308	593,084	4,475,532
Class C	656,185	160,979	503,204	6,830,989
Class Q	2,852	24,243	151,115	71,976
Transfer agent fees:
Class A	111,997	74,741	274,880	2,177,078
Class B	20,165	23,985	96,312	516,961
Class C	74,134	23,374	81,816	790,777
Class I	914	2,257	—	464,180
Class Q	548	1,021	5,310	12,812
Administrative service fees	186,299	114,794	339,063	4,073,046
Shareholder reporting expense	31,995	37,528	137,044	617,995
Registration fees	69,795	49,308	58,612	82,848
Professional fees	17,107	12,693	29,140	244,065
Custody and accounting expense	239,518	59,340	163,516	1,220,150
Trustee fees	4,474	4,638	13,513	147,714
Insurance expense	1,822	1,649	5,172	60,810
Miscellaneous expense	9,442	9,390	27,147	1,268,609
Total expenses	3,716,794	2,041,905	6,461,057	69,441,391
Net recouped fees	25,859	—	—	—
Net expenses	3,742,653	2,041,905	6,461,057	69,441,391
Net investment income	337,622	924,866	2,689,988	30,795,481
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	9,502,106	15,808,237	98,030,683	334,541,367
Foreign currency related transactions	(1,833,185)	(163,812)	(1,085,920)	(1,313,398)
Payment by affiliate	—	127,510	914,722	79,655
Net realized gain on investments, foreign currency related transactions and payment by affiliate	7,668,921	15,771,935	97,859,485	333,307,624
Net change in unrealized appreciation or depreciation on:
Investments	21,552,282	(3,056,148)	(16,250,317)	193,480,616
Foreign currency related transactions	(1,235,653)	(15,141)	(6,168)	(509,788)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	20,316,629	(3,071,289)	(16,256,485)	192,970,828
Net realized and unrealized gain on investments, foreign currency related transactions and payment by affiliate	27,985,550	12,700,646	81,603,000	526,278,452
Increase in net assets resulting from operations	$28,323,172	$13,625,512	$84,292,988	$557,073,933

*Foreign taxes withheld	$547,196	$278,925	$727,389	$11,540,682

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED OCTOBER 31, 2005

	ING	ING
	International	Precious	ING
	Value Choice	Metals	Russia
	Fund	Fund	Fund
	February 1, 2005(1)	Year Ended	Year Ended
	to October 31,	October 31,	October 31,
	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$108,395	$427,199	$4,398,811
Interest	12,092	238,499	—
Securities lending income	—	—	31,020
Total investment income	120,487	665,698	4,429,831
EXPENSES:
Investment management fees	43,216	753,527	2,607,017
Distribution and service fees:
Class A	7,396	209,508	521,402
Class B	6,107	—	—
Class C	7,524	—	—
Transfer agent fees:
Class A	4,282	157,198	224,403
Class B	864	—	—
Class C	1,064	—	—
Administrative service fees	4,322	83,803	208,559
Shareholder reporting expense	1,934	38,397	105,114
Registration fees	7,588	20,189	34,260
Professional fees	11,023	12,761	21,555
Custody and accounting expense	9,729	20,781	693,185
Trustee fees	529	6,811	6,393
Offering expense	50,928	—	—
Insurance expense	—	1,465	3,372
Miscellaneous expense	1,709	6,931	15,875
Total expenses	158,215	1,311,371	4,441,135
Net waived and reimbursed fees	(74,545)	—	—
Net expenses	83,670	1,311,371	4,441,135
Net investment income (loss)	36,817	(645,673)	(11,304)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	173,313	9,031,490	87,447
Foreign currency related transactions	(13,800)	(62,654)	(10,368)
Net realized gain on investments and foreign currency related transactions	159,513	8,968,836	77,079
Net change in unrealized appreciation or depreciation on:
Investments	256,488	(3,272,165)	61,195,797
Foreign currency related transactions	822	966	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	257,310	(3,271,199)	61,195,797
Net realized and unrealized gain on investments and foreign currency related transactions	416,823	5,697,637	61,272,876
Increase in net assets resulting from operations	$453,640	$5,051,964	$61,261,572

*	Foreign taxes withheld	$13,107	$28,091	$723,301
(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity Dividend Fund		ING Global Real Estate Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$2,915,778	$406,630	$1,966,752	$1,820,887
Net realized gain on investments and foreign currency related transactions	1,687,744	335,349	12,164,023	6,506,097
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(344,549)	1,066,068	10,845,250	9,630,317
Net increase in net assets resulting from operations	4,258,973	1,808,047	24,976,025	17,957,301
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,612,143)	(196,130)	(3,673,599)	(2,020,848)
Class B	(464,058)	(23,192)	(233,025)	(92,026)
Class C	(739,105)	(20,430)	(422,111)	(115,157)
Class I	—	—	(17,876)	—
Net realized gains:
Class A	(202,278)	—	(5,775,476)	(2,440,018)
Class B	(68,833)	—	(334,884)	(103,979)
Class C	(78,925)	—	(517,618)	(110,735)
Total distributions	(3,165,342)	(239,752)	(10,974,589)	(4,882,763)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	156,092,182	13,334,002	95,904,278	56,992,662
Dividends reinvested	1,717,095	61,619	8,286,072	3,845,479
	157,809,277	13,395,621	104,190,350	60,838,141
Cost of shares redeemed	(26,214,327)	(994,020)	(46,019,544)	(10,585,102)
Net increase in net assets resulting from capital share transactions	131,594,950	12,401,601	58,170,806	50,253,039
Net increase in net assets	132,688,581	13,969,896	72,172,242	63,327,577

NET ASSETS:
Beginning of year	18,274,154	4,304,258	108,114,395	44,786,818
End of year	$150,962,735	$18,274,154	$180,286,637	$108,114,395

Undistributed net investment income (accumulated net investment loss) at end of year	$80,039	$317,908	$(3,067,440)	$(778,529)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Value Choice Fund		ING Emerging Countries Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$124,251	$(748,568)	$858,328	$276,515
Net realized gain on investments, foreign currency related transactions and payment by affiliate	25,142,182	21,327,711	46,125,240	17,726,017
Net change in unrealized depreciation on investments and foreign currency related transactions	(11,171,818)	(10,025,365)	(26,356,354)	(5,624,977)
Net increase in net assets resulting from operations	14,094,615	10,553,778	20,627,214	12,377,555
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(59,355)	(341,859)
Class M	—	—	—	(2,321)
Class Q	—	—	(13,322)	(96,899)
Total distributions	—	—	(72,677)	(441,079)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,058,733	13,920,775	49,570,991	63,742,660
Dividends reinvested	—	—	65,764	387,844
	15,058,733	13,920,775	49,636,755	64,130,504
Cost of shares redeemed	(43,124,283)	(54,040,277)	(37,110,260)	(94,288,735)
Net increase (decrease) in net assets resulting from capital share transactions	(28,065,550)	(40,119,502)	12,526,495	(30,158,231)
Net increase (decrease) in net assets	(13,970,935)	(29,565,724)	33,081,032	(18,221,755)

NET ASSETS:
Beginning of year	114,699,877	144,265,601	99,595,074	117,816,829
End of year	$100,728,942	$114,699,877	$132,676,106	$99,595,074
Undistributed net investment income at end of year	$396,508	$947	$670,204	$53,249

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Foreign Fund		ING International Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$337,622	$22,738	$924,866	$627,166
Net realized gain (loss) on investments, foreign currency related transactions and payment by affiliate	7,668,921	(2,094,226)	15,771,935	12,363,164
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	20,316,629	9,255,618	(3,071,289)	1,122,418
Net increase in net assets resulting from operations	28,323,172	7,184,130	13,625,512	14,112,748

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(31,426)	(500,256)	(65,485)
Class B	—	(6,143)	(77,407)	—
Class C	—	(20,429)	(70,840)	—
Class I	—	(964)	(268,842)	(43,979)
Class Q	—	(1,175)	(93,747)	(38,000)
Net realized gains:
Class A	—	(33,310)	—	—
Class B	—	(7,332)	—	—
Class C	—	(26,225)	—	—
Class I	—	(920)	—	—
Class Q	—	(1,471)	—	—
Return of capital:
Class A	—	(86,197)	—	—
Class B	—	(19,071)	—	—
Class C	—	(68,664)	—	—
Class I	—	(2,392)	—	—
Class Q	—	(3,826)	—	—
Total distributions	—	(309,545)	(1,011,092)	(147,464)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	130,983,247	117,807,728	34,317,445	59,336,093
Dividends reinvested	—	195,834	927,388	123,195
Redemption fee proceeds	—	—	12,635	9,571
	130,983,247	118,003,562	35,257,468	59,468,859
Cost of shares redeemed	(42,711,627)	(19,794,538)	(30,672,702)	(67,247,422)
Net increase (decrease) in net assets resulting from capital share transactions	88,271,620	98,209,024	4,584,766	(7,778,563)
Net increase in net assets	116,594,792	105,083,609	17,199,186	6,186,721

NET ASSETS:
Beginning of year	119,236,263	14,152,654	103,335,494	97,148,773
End of year	$235,831,055	$119,236,263	$120,534,680	$103,335,494
Undistributed net investment income at end of year	$1,106,905	$4,284	$1,737,694	$1,011,247

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

					ING International
	ING International SmallCap Fund		ING International Value Fund		Value Choice Fund
	Year	Year	Year	Year	February 1(1),
	Ended	Ended	Ended	Ended	2005
	October 31,	October 31,	October 31,	October 31,	to October 31,
	2005	2004	2005	2004	2005

FROM OPERATIONS:
Net investment income (loss)	$2,689,988	$(358,177)	$30,795,481	$22,990,839	$36,817
Net realized gain on investments, foreign currency related transactions and payment by affiliate	97,859,485	75,495,671	333,307,624	282,586,322	159,513
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(16,256,485)	(27,136,347)	192,970,828	450,122,588	257,310
Net increase in net assets resulting from operations	84,292,988	48,001,147	557,073,933	755,699,749	453,640

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(28,389)	(24,560,725)	(10,230,529)	—
Class B	—	—	(2,978,147)	(4,813,131)	—
Class C	—	—	(4,480,827)	(221,805)	—
Class I	—	—	(14,637,231)	—	—
Class Q	—	(35,174)	(416,197)	—	—
Net realized gains:
Class A	—	—	(88,815,999)	—	—
Class B	—	—	(21,863,296)	—	—
Class C	—	—	(32,628,011)	—	—
Class I	—	—	(40,249,883)	—	—
Class Q	—	—	(1,347,031)	—	—
Total distributions	—	(63,563)	(231,977,347)	(15,265,465)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,365,295	102,648,725	888,315,865	760,539,725	9,890,518
Dividends reinvested	—	53,883	168,697,259	11,832,249	—
	93,365,295	102,702,608	1,057,013,124	772,371,974	9,890,518
Cost of shares redeemed	(158,584,246)	(170,219,420)	(1,185,357,264)	(855,607,324)	(1,005,577)
Net increase (decrease) in net assets resulting from capital share transactions	(65,218,951)	(67,516,812)	(128,344,140)	(83,235,350)	8,884,941
Net increase (decrease) in net assets	19,074,037	(19,579,228)	196,752,446	657,198,934	9,338,581

NET ASSETS:
Beginning of year	321,935,563	341,514,791	3,859,863,464	3,202,664,530	—
End of year	$341,009,600	$321,935,563	$4,056,615,910	$3,859,863,464	$9,338,581
Undistributed net investment income at end of year	$2,368,780	$36,528	$31,576,663	$46,064,519	$90,092

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Precious Metals Fund		ING Russia Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income (loss)	$(645,673)	$(643,094)	$(11,304)	$321,241
Net realized gain on investments and foreign currency related transactions	8,968,836	15,823,998	77,079	47,457,393
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(3,271,199)	(13,509,349)	61,195,797	(9,081,553)
Net increase in net assets resulting from operations	5,051,964	1,671,555	61,261,572	38,697,081
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,990,570)	—	(111,452)	(207,493)
Total distributions	(2,990,570)	—	(111,452)	(207,493)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,755,764	15,000,362	93,862,631	135,313,377
Dividends reinvested	2,642,230	—	96,494	153,665
Redemption fee proceeds	—	—	850,706	1,459,066
	11,397,994	15,000,362	94,809,831	136,926,108
Cost of shares redeemed	(17,774,785)	(26,611,993)	(96,537,671)	(124,835,873)
Net increase (decrease) in net assets resulting from capital share transactions	(6,376,791)	(11,611,631)	(1,727,840)	12,090,235
Net increase (decrease) in net assets	(4,315,397)	(9,940,076)	59,422,280	50,579,823

NET ASSETS:
Beginning of year	91,756,166	101,696,242	212,180,471	161,600,648
End of year	$87,440,769	$91,756,166	$271,602,751	$212,180,471
Undistributed net investment income at end of year	$136,516	$2,989,240	$—	$110,090

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
			September 17,			October 24,
			2003(1) to			2003(1) to
	Year Ended October 31,		October 31,	Year Ended October 31,		October 31,
	2005	2004	2003	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.41	10.49	10.00	12.37	10.49	10.31
Income from investment operations:
Net investment income	$0.47 *	0.44	0.02	0.37 *	0.42	0.00 **
Net realized and unrealized gain
on investments	$0.92	1.87	0.47	0.92	1.82	0.18
Total from investment operations	$1.39	2.31	0.49	1.29	2.24	0.18
Less distributions from:
Net investment income	$0.54	0.39	—	0.42	0.36	—
Net realized gains on investments	$0.19	—	—	0.19	—	—
Total distributions	$0.73	0.39	—	0.61	0.36	—
Net asset value, end of period	$13.07	12.41	10.49	13.05	12.37	10.49
Total Return(2)%	11.45	22.59	4.90	10.65	21.92	1.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$73,186	11,316	4,274	28,811	3,303	12
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)%	1.40	1.40	1.40	2.15	2.15	2.15
Gross expenses prior to expense
reimbursement/recoupment(3)%	1.28	3.44	7.00	2.03	4.19	7.75
Net investment income (loss) after expense
reimbursement/recoupment(3)(4)%	3.60	4.39	3.58	2.83	4.03	(0.67)
Portfolio turnover rate %	57	60	3	57	60	3

	Class C
			October 29,
			2003(1) to
	Year Ended October 31,		October 31,
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.37	10.48	10.44
Income from investment operations:
Net investment income	$0.37 *	0.39	0.00 **
Net realized and unrealized gain on investments	$0.90	1.86	0.04
Total from investment operations	$1.27	2.25	0.04
Less distributions from:
Net investment income	$0.43	0.36	—
Net realized gains on investments	$0.19	—	—
Total distributions	$0.62	0.36	—
Net asset value, end of period	$13.02	12.37	10.48
Total Return(2)%	10.51	21.99	0.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$48,965	3,655	19
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.15	2.15	2.15
Gross expenses prior to expense reimbursement/recoupment(3)%	2.03	4.19	7.75
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	2.82	3.99	(0.88)
Portfolio turnover rate %	57	60	3

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.005 per share

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B
					November 5,					March 15,
					2001(1) to					2002(1) to
	Year Ended October 31,				October 31,	Year Ended October 31,				October 31,
	2005		2004	2003	2002	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.40		13.06	10.40	10.01	13.67		11.74	9.43	10.03
Income (loss) from investment operations:
Net investment income	$0.26	*†	0.27	0.57	0.45	0.12	*†	0.14	0.48	0.16
Net realized and unrealized gain (loss)
on investments	$2.94	†	3.26	2.79	0.31	2.59	†	2.90	2.47	(0.58)
Total from investment operations	$3.20		3.53	3.36	0.76	2.71		3.04	2.95	(0.42)
Less distributions from:
Net investment income	$0.54		0.43	0.54	0.37	0.45		0.35	0.48	0.18
Net realized gain on investments	$0.92		0.76	0.16	—	0.92		0.76	0.16	—
Total distributions	$1.46		1.19	0.70	0.37	1.37		1.11	0.64	0.18
Net asset value, end of period	$17.14		15.40	13.06	10.40	15.01		13.67	11.74	9.43
Total Return(2)%	21.95		28.90	33.77	7.47	21.05		27.89	32.83	(4.29)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$138,314		95,561	41,549	25,440	12,302		4,736	1,506	677
Ratios to average net assets:
Net expenses after expense reimbursement/
recoupment(3)(4)%	1.59		1.75	1.75	1.76	2.34		2.50	2.50	2.52
Gross expenses prior to expense
reimbursement/recoupment(3)%	1.50		1.55	1.95	2.46	2.25		2.30	2.70	3.19
Net investment income after expense
reimbursement/recoupment(3)(4)%	1.58	†	2.55	5.14	4.12	0.79	†	1.78	4.44	3.74
Portfolio turnover rate %	91		129	124	141	91		129	124	141

	Class C
					January 8,
					2002(1) to
	Year Ended October 31,				October 31,
	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.19		12.14	9.70	9.99
Income (loss) from investment operations:
Net investment income	$0.12	*†	0.14	0.45	0.19
Net realized and unrealized gain (loss)
on investments	$2.71	†	3.02	2.60	(0.31)
Total from investment operations	$2.83		3.16	3.05	(0.12)
Less distributions from:
Net investment income	$0.45		0.35	0.45	0.17
Net realized gain on investments	$0.92		0.76	0.16	—
Total distributions	$1.37		1.11	0.61	0.17
Net asset value, end of period	$15.65		14.19	12.14	9.70
Total Return(2)%	21.11		27.93	32.89	(1.24)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,989		7,817	1,732	2,320
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.34		2.50	2.50	2.52
Gross expenses prior to expense
reimbursement/recoupment(3)%	2.25		2.30	2.70	3.19
Net investment income after expense
reimbursement/recoupment(3)(4)%	0.78	†	1.72	4.60	3.51
Portfolio turnover rate %	91		129	124	141

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

†                  Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12, $0.10 and $0.11, increase net realized and unrealized gain on investments per share by $0.12, $0.10 and $0.11 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58%, 1.51% to 0.79% and 1.51% to 0.78% on Class A, Class B and Class C, respectively.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended October 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$15.96		14.76	12.36	15.45	26.36
Income (loss) from investment operations:
Net investment income (loss)		$0.09		(0.04)	(0.06)	(0.12)*	(0.11)
Net realized and unrealized gain (loss) on investments		$2.11		1.24	2.46	(2.97)*	(9.73)
Total from investment operations		$2..20		1.20	2.40	(3.09)	(9.84)
Less distributions from:
Net realized gain on investments		$—		—	—	—	0.77
Tax return of capital		$—		—	—	—	0.30
Total distributions		$—		—	—	—	1.07
Payment by affiliate		$0.00	**	—	—	—	—
Net asset value, end of period		$18.16		15.96	14.76	12.36	15.45
Total Return(1)%		13.78	†	8.13	19.42	(20.00)	(38.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$41,941		46,133	56,877	69,478	134,152
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and
brokerage commission recapture	%	1.85		1.85	1.85	1.86	1.85
Net expenses after expense reimbursement/recoupment and
prior to brokerage commission recapture(2)%		1.85		1.85	1.85	1.86	1.85
Gross expenses prior to expense reimbursement/recoupment and
brokerage commission recapture	%	1.90		1.77	1.93	1.96	1.95
Net investment income (loss) after expense reimbursement/
recoupment and brokerage commission recapture(2)%		0.46		(0.21)	(0.35)	(0.83)	(0.65)
Portfolio turnover rate	%	129		101	125	281	302

		Class B
		Year Ended October 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$17.39	16.19	13.65	17.19	29.52
Income (loss) from investment operations:
Net investment loss		$(0.04)	(0.17)	(0.16)	(0.25)*	(0.31)
Net realized and unrealized gain (loss) on investments		$2.32	1.37	2.70	(3.29)*	(10.82)
Total from investment operations		$2.28	1.20	2.54	(3.54)	(11.13)
Less distributions from:
Net realized gain on investments		$—	—	—	—	0.86
Tax return of capital		$—	—	—	—	0.34
Total distributions		$—	—	—	—	1.20
Payment by affiliate		$0.00 **	—	—	—	—
Net asset value, end of period		$19.67	17.39	16.19	13.65	17.19
Total Return(1)%		13.11 †	7.41	18.61	(20.59)	(39.19)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$23,483	28,559	35,459	38,603	71,943
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and
brokerage commission recapture	%	2.50	2.50	2.50	2.51	2.51
Net expenses after expense reimbursement/recoupment and
prior to brokerage commission recapture(2)%		2.50	2.50	2.50	2.51	2.51
Gross expenses prior to expense reimbursement/recoupment and
brokerage commission recapture	%	2.55	2.42	2.58	2.61	2.61
Net investment loss after expense reimbursement/
recoupment and brokerage commission recapture(2)%		(0.19)	(0.87)	(1.00)	(1.46)	(1.31)
Portfolio turnover rate	%	129	101	125	281	302

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.005 per share.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Year Ended October 31,
	2005			2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$15.48		14.41	12.14	15.29	26.26
Income (loss) from investment operations:
Net investment loss		$(0.04)		(0.15)	(0.15)	(0.22)*	(0.40)
Net realized and unrealized gain (loss) on investments		$2.06		1.22	2.42	(2.93)*	(9.50)
Total from investment operations		$2.02		1.07	2.27	(3.15)	(9.90)
Less distributions from:
Net realized gain on investments		$—		—	—	—	0.77
Tax return of capital		$—		—	—	—	0.30
Total distributions		$—		—	—	—	1.07
Payment by affiliate		$0.00	**	—	—	—	—
Net asset value, end of period		$17.50		15.48	14.41	12.14	15.29
Total Return(1)%		13.05	†	7.43	18.70	(20.60)	(39.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$30,918		35,784	45,476	51,868	102,919
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture	%	2.50		2.50	2.50	2.51	2.51
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%		2.50		2.50	2.50	2.51	2.51
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture	%	2.55		2.42	2.58	2.61	2.60
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(2)%		(0.19)		(0.87)	(1.01)	(1.46)	(1.30)
Portfolio turnover rate	%	129		101	125	281	302

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.005 per share.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$19.40		17.32		12.44	11.87	16.33
Income (loss) from investment operations:
Net investment income (loss)	$0.19		0.09		0.03	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments
(net of Indian tax)	$3.98		2.08		4.85	0.67	(4.44)
Total from investment operations	$4.17		2.17		4.88	0.57	(4.46)
Less distributions from:
Net investment income (loss)	$0.02		0.09		—	(0.00)*	—
Total distributions	$0.02		0.09		—	—	—
Payment by affiliate	$0.05		0.00	*	—	—	—
Net asset value, end of period	$23.60		19.40		17.32	12.44	11.87
Total Return(1)%	21.76	††	12.58	†	39.23	4.80	(27.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$87,143		67,282		71,953	62,063	67,247
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.00		2.20		2.27	2.32	2.32
Gross expenses prior to expense reimbursement/recoupment %	2.09		2.10		2.37	2.26	2.33
Net investment income (loss) after expense reimbursement/
Recoupment(2)%	0.91		0.41		0.22	(0.56)	(0.16)
Portfolio turnover rate %	124		88		135	124	74

		Class B
		Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$19.17		17.15	12.39	11.85	16.41
Income (loss) from investment operations:
Net investment income (loss)	$0.04		(0.04)	(0.06)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments
(net of Indian tax)	$3.91		2.06	4.82	0.70	(4.45)
Total from investment operations	$3.95		2.02	4.76	0.54	(4.56)
Payment by affiliate	$0.05		0.00 *	—	—	—
Net asset value, end of period	$23.17		19.17	17.15	12.39	11.85
Total Return(1)%	20.87	††	11.78 †	38.42	4.56	(27.79)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,562		12,581	16,425	15,150	14,637
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.74		2.85	2.92	2.97	2.99
Gross expenses prior to expense reimbursement/recoupment(4)%	2.74		2.75	3.02	2.91	3.00
Net investment income (loss) after expense
reimbursement/recoupment(4)(5)%	0.14		(0.30)	(0.40)	(1.23)	(0.72)
Portfolio turnover rate %	124		88	135	124	74

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

†                  In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively. There was no impact on total return due to the payment by affiliate.

††            In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% and 20.61% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.24		16.32	11.79	11.41	15.81
Income (loss) from investment operations:
Net investment income (loss)	$0.03		(0.03)	(0.06)	(0.25)	(0.12)
Net realized and unrealized gain (loss) on investments
(net of Indian tax)	$3.72		1.95	4.59	0.63	(4.28)
Total from investment operations	$3.75		1.92	4.53	0.38	(4.40)
Payment by affiliate	$0.05		0.00 *	—	—	—
Net asset value, end of period	$22.04		18.24	16.32	11.79	11.41
Total Return(1)%	20.83	††	11.76 †	38.42	3.33	(27.83)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,985		9,680	10,033	9,519	12,746
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)%	2.74		2.85	2.92	2.97	2.99
Gross expenses prior to expense reimbursement/recoupment %	2.74		2.75	3.02	2.91	3.00
Net investment income (loss) after expense reimbursement/recoupment(3)%	0.25		(0.20)	(0.40)	(1.20)	(0.73)
Portfolio turnover rate %	124		88	135	124	74

	Class M
						August 5,
						2002(4) to
	Year Ended October 31,					October 31,
	2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$19.15		17.12		12.35	12.39
Income (loss) from investment operations:
Net investment income (loss)	$0.09		(0.00	)* **	(0.02)	(0.03)
Net realized and unrealized gain (loss)
on investments (net of Indian tax)	$3.91		2.06		4.79	(0.01)
Total from investment operations	$4.00		2.06		4.77	(0.04)
Less distributions from:
Net investment income	$—		0.03		—	—
Total distributions	$—		0.03		—	—
Payment by affiliate	$0.05		0.00	*	—	—
Net asset value, end of period	$23.20		19.15		17.12	12.35
Total Return(1)%	21.15	††	12.07	†	38.62	(0.32)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,210		1,124		1,237	1,125
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.49		2.60		2.67	2.73
Gross expenses prior to expense
reimbursement/recoupment(2)%	2.74		2.50		2.77	2.73
Net investment income (loss) after expense
reimbursement/recoupment/recoupment(2)(3)%	0.37		(0.01)		(0.14)	(1.32)
Portfolio turnover rate %	124		88		135	124

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)              Commencement of operations.

*                 Amount represents less than $0.005 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

†                  In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70% and 12.01% for Class C and Class M, respectively. There was no impact on total return due to the payment by affiliate.

††            In 2005, 0.27% and 0.26% of the total return on Class C and Class M, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 20.56% and 20.89% for Class C and Class M, respectively.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
			July 1,			July 8,
			2003(1) to			2003(1) to
	Year Ended October 31,		October 31,	Year Ended October 31,		October 31,
	2005	2004	2003	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.38	11.01	10.00	12.26	10.99	10.29
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.11	(0.00)*	(0.03)	(0.05)**	(0.01)
Net realized and unrealized gain
on investments	$2.35	1.44	1.01	2.32	1.49	0.71
Total from investment operations	$2.41	1.55	1.01	2.29	1.44	0.70
Less distributions from:
Net investment income	$—	0.04	—	—	0.03	—
Return of capital	$—	0.10	—	—	0.10	—
Net realized gain on investments	$—	0.04	—	—	0.04	—
Total distributions	$—	0.18	—	—	0.17	—
Net asset value, end of period	$14.79	12.38	11.01	14.55	12.26	10.99
Total Return(2)%	19.47	14.25	10.10	18.68	13.32	6.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$122,883	62,949	6,598	22,944	11,263	1,344
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)%	1.68	1.70	1.95	2.43	2.45	2.70
Gross expenses prior to expense
reimbursement/recoupment(3)%	1.66	1.95	6.03	2.41	2.70	6.78
Net investment income (loss) after
expense reimbursement/recoupment(3)(4)%	0.53	0.37	(0.32)	(0.23)	(0.46)	(1.03)
Portfolio turnover rate %	81	141	50	81	141	50

	Class C
			July 7,
			2003(1) to
	Year Ended October 31,		October 31,
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.28	11.01	10.27
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.04)**	(0.01)
Net realized and unrealized gain on investments	$2.32	1.48	0.75
Total from investment operations	$2.29	1.44	0.74
Less distributions from:
Net investment income	$—	0.03	—
Return of capital	$—	0.10	—
Net realized gain on investments	$—	0.04	—
Total distributions	$—	0.17	—
Net asset value, end of period	$14.57	12.28	11.01
Total Return(2)%	18.65	13.28	7.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$87,877	41,424	5,601
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.43	2.45	2.70
Gross expenses prior to expense reimbursement/recoupment(3)%	2.41	2.70	6.78
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.27)	(0.41)	(1.03)
Portfolio turnover rate %	81	141	50

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended October 31,
		2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$9.78		8.48		7.05	8.09	11.22
Income (loss) from investment operations:
Net investment income (loss)		$0.10		0.09		0.04	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments		$1.18		1.22		1.37	(1.04)	(2.14)
Total from investment operations		$1.28		1.31		1.41	(1.06)	(2.19)
Less distributions from:
Net investment income		$0.10		0.01		0.03	—	—
Net realized gain on investments		$—		—		—	—	0.94
Total distributions		$0.10		0.01		0.03	—	0.94
Redemption fees applied to capital		$—		0.00	*	0.05	0.02	—
Payment by affiliate		$0.01		—		—	—	—
Net asset value, end of period		$10.97		9.78		8.48	7.05	8.09
Total Return(1)%		13.30	†	15.49		20.72	(12.86)	(21.38)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$51,193		47,551		43,821	43,314	37,489
Ratios to average net assets:
Net expenses after expense reimbursement/
recoupment and brokerage commission recapture	%	1.65		1.68		1.85	2.14	2.51
Net expenses after expense reimbursement
and prior to brokerage commission recapture(2)%		1.65		1.68		1.85	2.14	2.51
Gross expenses prior to expense reimbursement/recoupment and
brokerage commission recapture	%	1.65		1.64		1.87	2.18	2.51
Net investment income (loss) after expense reimbursement/
recoupment and brokerage commission recapture(2)%		0.94		0.78		0.64	(0.32)	(0.74)
Portfolio turnover rate	%	116		90		100	126	169

		Class B
		Year Ended October 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$9.43		8.22	6.91	8.03	11.19
Income (loss) from investment operations:
Net investment income (loss)		$0.02		(0.00)*	(0.00)*	(0.02)	(0.62)
Net realized and unrealized gain (loss) on investments		$1.14		1.21	1.31	(1.10)	(1.60)
Total from investment operations		$1.16		1.21	1.31	(1.12)	(2.22)
Net investment income		$0.05		—	—	—	—
Less distributions from:
Net realized gain on investments		$—		—	—	—	0.94
Total distributions		$0.05		—	—	—	0.94
Payment by affiliate		$0.01		—	—	—	—
Net asset value, end of period		$10.55		9.43	8.22	6.91	8.03
Total Return(1)%		12.41	†	14.72	18.96	(13.95)	(21.74)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$16,338		15,069	12,466	10,246	1,961
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and
brokerage commission recapture	%	2.40		2.43	2.60	2.76	3.32
Net expenses after expense reimbursement and prior to
brokerage commission recapture(2)%		2.40		2.43	2.60	2.76	3.32
Gross expenses prior to expense reimbursement/
recoupment and brokerage commission recapture	%	2.40		2.39	2.62	2.83	3.32
Net investment income (loss) after expense reimbursement/
recoupment and brokerage commission recapture(2)%		0.19		(0.02)	(0.05)	(1.10)	(1.40)
Portfolio turnover rate	%	116		90	100	126	169

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

†                  In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Year Ended October 31,
		2005		2004	2003		2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$9.42		8.22	6.91		8.02	11.21
Income (loss) from investment operations:
Net investment income (loss)		$0.03		(0.00)*	(0.00	)*	(0.02)	(0.62)
Net realized and unrealized gain (loss) on investments		$1.13		1.20	1.31		(1.09)	(1.63)
Total from investment operations		$1.16		1.20	1.31		(1.11)	(2.25)
Less distributions from:
Net investment income		$0.04		—	0.00	*	—	—
Net realized gain on investments		$—		—	—		—	0.94
Total distributions		$0.04		—	0.00	*	—	0.94
Payment by affiliate		$0.01		—	—		—	—
Net asset value, end of period		$10.55		9.42	8.22		6.91	8.02
Total Return(1)%		12.46	†	14.60	18.97		(13.84)	(21.98)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$15,008		16,230	14,526		12,384	1,514
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and
brokerage commission recapture	%	2.40		2.43	2.60		2.76	3.31
Net expenses after expense reimbursement and prior to
brokerage commission recapture(2)%		2.40		2.43	2.60		2.76	3.31
Gross expenses prior to expense reimbursement/
recoupment and brokerage commission recapture	%	2.40		2.39	2.62		2.84	3.31
Net investment income (loss) after expense reimbursement/
recoupment and brokerage commission recapture(2)%		0.18		(0.04)	(0.05)		(1.18)	(1.46)
Portfolio turnover rate	%	116		90	100		126	169

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

†                  In 2005, 0.10% of the total return on Class C consists of a payment by affiliate. Excluding this item, total return would have been 12.36%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$29.27		25.37		18.35	21.85	36.08
Income (loss) from investment operations:
Net investment income (loss)	$0.33	**	0.02		0.01	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	$8.05	**	3.86		7.01	(3.43)	(11.39)
Total from investment operations	$8.38		3.88		7.02	(3.50)	(11.50)
Less distributions from:
Net investment income	$—		0.00	*	—	—	0.24
Net realized gain on investments	$—		—		—	—	2.49
Total distributions	$—		0.00	*	—	—	2.73
Payment by affiliate	$0.10		0.02		—	—	—
Net asset value, end of period	$37.75		29.27		25.37	18.35	21.85
Total Return(1)%	28.97	††	15.39	†	38.26	(16.02)	(34.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$173,612		154,658		150,043	123,206	153,804
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.74		1.75		1.95	1.95	1.83
Gross expenses prior to expense reimbursement/recoupment %	1.74		1.72		1.94	1.99	1.83
Net investment income (loss) after expense
reimbursement/recoupment(2)%	0.98		0.07		0.00	(0.32)	(0.33)
Portfolio turnover rate %	124		106		114	149	143

	Class B
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$30.30		26.43	19.25	23.06	38.05
Income (loss) from investment operations:
Net investment income (loss)	$0.10	**	(0.19)	(0.24)	(0.32)	(0.32)
Net realized and unrealized gain (loss) on investments	$8.33	**	4.04	7.42	(3.49)	(11.98)
Total from investment operations	$8.43		3.85	7.18	(3.81)	(12.30)
Less distributions from:
Net investment income	$—		—	—	—	0.07
Net realized gain on investments	$—		—	—	—	2.62
Total distributions	$—		—	—	—	2.69
Payment by affiliate	$0.10		0.02	—	—	—
Net asset value, end of period	$38.83		30.30	26.43	19.25	23.06
Total Return(1)%	28.15	††	14.64 †	37.30	(16.52)	(34.59)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$57,131		58,318	62,104	52,661	74,541
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.39		2.40	2.60	2.60	2.48
Gross expenses prior to expense reimbursement/recoupment %	2.39		2.37	2.59	2.63	2.48
Net investment income (loss) after expense
reimbursement/recoupment(2)%	0.29		(0.60)	(0.68)	(0.98)	(0.98)
Portfolio turnover rate %	124		106	114	149	143

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

†                  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††            In 2005, 0.34% and 0.33% of the total return on Class A and Class B, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 28.63% and 27.82% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$27.77		24.23	17.65	21.14	34.93
Income (loss) from investment operations:
Net investment income (loss)	$0.10	*	(0.17)	(0.29)	(0.32)	(0.38)
Net realized and unrealized gain (loss) on investments	$7.62	*	3.70	6.87	(3.17)	(10.91)
Total from investment operations	$7.72		3.53	6.58	(3.49)	(11.29)
Less distributions from:
Net investment income	$—		—	—	—	0.09
Net realized gain on investments	$—		—	—	—	2.41
Total distributions	$—		—	—	—	2.50
Payment by affiliate	$0.10		0.01	—	—	—
Net asset value, end of period	$35.59		27.77	24.23	17.65	21.14
Total Return(1)%	28.16	††	14.61 †	37.28	(16.51)	(34.62)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,420		47,793	50,227	46,703	69,320
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.39		2.40	2.60	2.60	2.48
Gross expenses prior to expense reimbursement/recoupment %	2.39		2.37	2.59	2.63	2.48
Net investment income (loss) after expense
reimbursement/recoupment(2)%	0.30		(0.60)	(0.68)	(0.99)	(0.98)
Portfolio turnover rate %	124		106	114	149	143

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

†                  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.04%.

††            In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended October 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$16.90		13.71	10.40	12.33	16.68
Income (loss) from investment operations:
Net investment income		$0.17		0.13	0.08	0.06	0.11
Net realized and unrealized gain (loss)
on investments		$2.28		3.15	3.48	(1.64)	(2.44)
Total from investment operations		$2.45		3.28	3.56	(1.58)	(2.33)
Less distributions from:
Net investment income		$0.22		0.09	0.05	0.09	0.14
Net realized gain on investments		$0.80		—	0.20	0.26	1.88
Total distributions		$1.02		0.09	0.25	0.35	2.02
Payment by affiliate		$0.00	*	—	—	—	—
Net asset value, end of period		$18.33		16.90	13.71	10.40	12.33
Total Return(1)%		15.06	†	24.03	35.11	(13.31)	(15.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$1,732,332		1,869,868	1,641,943	1,356,334	920,591
Ratios to average net assets:
Expenses	%	1.60		1.61	1.74	1.76	1.67
Net investment income	%	0.88		0.79	0.66	0.58	0.88
Portfolio turnover rate	%	21		29	9	20	15

		Class B
		Year Ended October 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$16.58		13.45	10.23	12.13	16.43
Income (loss) from investment operations:
Net investment income (loss)		$0.05		0.02	(0.00)*	(0.02)	0.02
Net realized and unrealized gain (loss)
on investments		$2.23		3.11	3.42	(1.62)	(2.41)
Total from investment operations		$2.28		3.13	3.42	(1.64)	(2.39)
Less distributions from:
Net investment income		$0.11		—	—	0.00 *	0.03
Net realized gain on investments		$0.80		—	0.20	0.26	1.88
Total distributions		$0.91		—	0.20	0.26	1.91
Payment by affiliate		$0.00	*	—	—	—	—
Net asset value, end of period		$17.95		16.58	13.45	10.23	12.13
Total Return(1)%		14.21	†	23.27	34.11	(13.90)	(16.48)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$411,071		454,952	420,651	375,967	421,884
Ratios to average net assets:
Expenses	%	2.30		2.31	2.44	2.45	2.37
Net investment income (loss)%		0.17		0.09	(0.04)	(0.13)	0.16
Portfolio turnover rate	%	21		29	9	20	15

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*                 Amount represents less than $0.005 per share.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2005			2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$16.54		13.42	10.21	12.10	16.41
Income (loss) from investment operations:
Net investment income (loss)		$0.04		0.02	(0.00)*	(0.02)	0.02
Net realized and unrealized gain (loss)
on investments		$2.24		3.10	3.41	(1.61)	(2.41)
Total from investment operations		$2.28		3.12	3.41	(1.63)	(2.39)
Less distributions from:
Net investment income		$0.11		—	—	0.00 *	0.04
Net realized gain on investments		$0.80		—	0.20	0.26	1.88
Total distributions		$0.91		—	0.20	0.26	1.92
Payment by affiliate		$0.00	*	—	—	—	—
Net asset value, end of period		$17.91		16.54	13.42	10.21	12.10
Total Return(1)%		14.25	†	23.25	34.08	(13.85)	(16.52)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$663,626		675,039	628,704	573,712	603,229
Ratios to average net assets:
Expenses	%	2.30		2.31	2.44	2.46	2.37
Net investment income (loss)%		0.15		0.09	(0.04)	(0.13)	0.16
Portfolio turnover rate	%	21		29	9	20	15

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*                 Amount represents less than $0.005 per share.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	February 1,	February 1,	February 4,
	2005(1) to	2005(1) to	2005(1) to
	October 31,	October 31,	October 31,
	2005	2005	2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.01
Income (loss) from investment operations:
Net investment income	$0.11 *	0.04 *	0.04 *
Net realized and unrealized gain (loss) on investments	$0.59 *	0.61 *	0.61 *
Total from investment operations	$0.70	0.65	0.65
Net asset value, end of period	$10.70	10.65	10.66
Total Return(2)%	7.00	6.50	6.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,115	1,427	1,796
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.70	2.45	2.45
Gross expenses prior to expense reimbursement(3)%	3.44	4.19	4.19
Net investment income(3)(4)%	1.08	0.36	0.35
Portfolio turnover rate	% 24	24	24

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PRECIOUS METALS FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended October 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period		$7.09	6.94	4.40	3.05	2.27
Income (loss) from investment operations:
Net investment income (loss)		$(0.06)	(0.05)	(0.02)	(0.01)	0.02
Net realized and unrealized gain on investments		$0.54	0.20	2.56	1.38	0.76
Total from investment operations		$0.48	0.15	2.54	1.37	0.78
Less distributions from:
Net investment income		$0.23	—	—	0.02	0.00	*
Total distributions		$0.23	—	—	0.02	0.00	*
Net asset value, end of period		$7.34	7.09	6.94	4.40	3.05
Total Return(1)%		6.81	2.16	57.73	45.01	34.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$87,441	91,756	101,696	72,346	60,563
Ratios to average net assets:
Expenses	%	1.56	1.44	1.57	1.73	1.96
Net investment income (loss)%		(0.77)	(0.69)	(0.36)	(0.33)	0.67
Portfolio turnover rate	%	78	77	94	54	83

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*                 Amount represents less than $0.005 per share

See Accompanying Notes to Financial Statements

ING RUSSIA FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$25.01	19.13	12.15	8.04	7.15
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)*	0.04	(0.00)*	0.17	(0.04)
Net realized and unrealized gain on investments	$8.39	5.69	7.06	3.92	0.93
Total from investment operations	$8.39	5.73	7.06	4.09	0.89
Less distributions from:
Net investment income	$0.01	0.02	0.12	—	—
Total distributions	$0.01	0.02	0.12	—	—
Redemption fees applied to capital	$0.10	0.17	0.04	0.02	—
Net asset value, end of period	$33.49	25.01	19.13	12.15	8.04
Total Return(1)%	33.98	30.88	58.98	51.12	12.45

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$271,603	212,180	161,601	85,658	49,019
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.13	2.01	2.09	1.77	2.23
Gross expenses prior to expense reimbursement %	2.13	2.01	2.09	2.20	2.77
Net investment income (loss) expense reimbursement(2)%	(0.01)	0.15	(0.02)	1.33	(0.56)
Portfolio turnover rate %	26	54	23	32	28

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount is less than $0.005 per share.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1992 with ten separate series (“Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Emerging Countries Fund (“Emerging Countries”), ING Foreign Fund (“Foreign”), ING International Fund (“International”), ING International SmallCap Fund (“International SmallCap”), ING International Value Choice Fund (“International Value Choice”), ING Precious Metals Fund (“Precious Metals”) and ING Russia Fund (“Russia”). IMT is a Massachusetts business trust organized in 1993 with one series (Fund), ING International Value Fund (“International Value”). The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Manager and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value, or (5) by employees of the Investment Manager or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Investment Manager or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time that a Fund calculates its next net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the “RTS”) declines by 2 1/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Fund estimates components of distributions from real estate investment trust (REITs). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except Global Equity Dividend and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Global Real Estate, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.                 Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.                Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.            Options Contracts. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L.              Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.         Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Equity Dividend	$176,093,946	$ 49,073,807
Global Real Estate	173,370,841	123,334,533
Global Value Choice	138,155,489	167,790,207
Emerging Countries	142,492,694	135,260,926
Foreign	218,049,170	145,008,809
International	133,965,201	128,793,613
International SmallCap	413,148,346	475,065,711
International Value	825,373,772	1,108,212,398
International Value Choice	8,914,946	1,376,646
Precious Metals	60,983,436	62,658,284
Russia	52,885,398	54,458,313

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (included in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2005 and 2004 were $850,706 and $1,459,066, respectively, and are set forth in the Statements of Changes in Net Assets.

International imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2005 and 2004 were $12,635 and $9,571, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets

Global Equity Dividend	0.70%
Global Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Emerging Countries	1.25%
Foreign	1.00% on the first $500 million; and 0.90% thereafter
International	1.00%
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00%
International Value Choice	1.00%
Precious Metals	1.00% on first $50 million; and 0.75% thereafter
Russia	1.25%

ING Investment Management Advisors B.V. (“IIMA”), a registered investment adviser, serves as Sub-Adviser to Russia and Global Equity Dividend pursuant to a Sub-Advisory Agreement between the Investment Manager and IIMA.

ING Clarion Real Estate Securities L.P. (“ING Clarion”) a registered investment adviser, serves as a Sub-Adviser to Global Real Estate pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

NWQ Investment Management Company (“NWQ”), a registered investment adviser, serves as a Sub-Adviser to Global Value Choice and International Value Choice pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as a Sub-Adviser to Emerging Countries and International Value pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Julius Baer Investment Management, LLC (“JBIM”), a registered investment adviser wholly-owned by the Julius Baer Group, serves as Sub-Adviser to Foreign pursuant to a Sub-Advisory Agreement between the Investment Manager and JBIM.

ING Investment Management Co. (“ING IM”), a registered investment adviser serves as Sub-Adviser to International and Precious Metals pursuant to a Sub-Advisory Agreement between the Investment Manager and ING IM.

Acadian Asset Management (“Acadian”), a registered investment adviser, serves as a Sub-Adviser to International SmallCap pursuant to a Sub-Advisory Agreement between the Investment Manager and Acadian.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Manager, ING IM, ING Clarion, IIMA and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class M		Class Q
Global Equity Dividend	0.25%		1.00%	1.00%	N/A		N/A
Global Real Estate	0.25%		1.00%	1.00%	N/A		N/A
Global Value Choice	0.35%		1.00%	1.00%	N/A		0.25%
Emerging Countries	0.35	%(1)	1.00%	1.00%	1.00	%(2)	0.25%
Foreign	0.25%		1.00%	1.00%	N/A		0.25%
International	0.25%		1.00%	1.00%	N/A		0.25%
International SmallCap	0.35%		1.00%	1.00%	N/A		0.25%
International Value	0.30%		1.00%	1.00%	N/A		0.25%
International Value Choice	0.25%		1.00%	1.00%	N/A		N/A
Precious Metals	0.25%		N/A	N/A	N/A		N/A
Russia	0.25%		N/A	N/A	N/A		N/A

(1)          ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2005 through December 31, 2005.

(2)          ING Funds Distributor, LLC has agreed to waive 0.25% of the Distribution Fee for Class M shares of Emerging Countries.

Fees paid to the Distributor by class during the year ended October 31, 2005 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the year ended October 31, 2005, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class B	Class C	Class M
Initial Sales Charges
Global Equity Dividend	$115,391	N/A	N/A	N/A
Global Real Estate	76,837	N/A	N/A	N/A
Global Value Choice	6,567	N/A	N/A	N/A
Emerging Countries	30,457	N/A	N/A	$146
Foreign	76,564	N/A	N/A	N/A
International	11,394	N/A	N/A	N/A
International SmallCap	$20,479	N/A	N/A	N/A
International Value	2,469	N/A	N/A	N/A
International Value Choice	7,489	N/A	N/A	N/A
Precious Metals	13,434	N/A	N/A	N/A
Russia	248,873	N/A	N/A	N/A

Contingent Deferred Sales Charges
Global Equity Dividend	66	$33,192	$1,342	N/A
Global Real Estate	29	32,065	5,284	N/A
Global Value Choice	365	89,918	415	N/A
Emerging Countries	18,250	29,798	16	N/A
Foreign	21	56,426	2,704	N/A
International	49	40,192	1,316	N/A
International SmallCap	78,165	153,738	2,317	N/A
International Value	7,534	593,800	7,385	N/A
International Value Choice	—	1,380	—	N/A
Precious Metals	60	—	—	N/A
Russia	10	—	—	N/A

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Recoupment	Total
Global Equity Dividend	$88,441	$12,634	$80,107	$31,040	$212,222
Global Real Estate	149,876	14,987	62,214	—	227,077
Global Value Choice	86,204	8,620	60,210	6,093	161,127
Emerging Countries	140,723	11,258	57,150	(7,425)	201,706
Foreign Fund	196,652	19,665	118,439	6,075	340,831
International	102,024	10,202	40,692	—	152,918
International SmallCap	290,128	29,012	156,988	—	476,128
International Value	3,477,242	347,720	1,377,732	—	5,202,694
International Value Choice	7,139	714	3,759	—	11,612
Precious Metals	67,124	7,534	18,836	—	93,494
Russia	294,305	23,544	58,861	—	376,710

ING Funds Distributor, LLC made the following payments in settlement of an administrative proceeding as described in Note 16 and as reflected in the accompanying Statement of Operations for each Fund.

Global Value Choice	$ 8,840
Emerging Countries	266,176
International	127,510
International SmallCap	914,722
International Value	79,655

At October 31, 2005, the following indirect wholly-owned subsidiaries of ING Groep owned shares of the following Funds:

ING Life Insurance and Annuity Company — International Value Choice (11.63%).

ING National Nederlanden Intervest — Global Real Estate (27.97%).

ING National Trust — International (24.94%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Manager may direct the Fund’s portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following is a summary of the transaction during the year ended October 31, 2005 in which the issuer was an affiliate of the ING Family of Funds.

ING Global Real	Purchases		Unrealized gain on investment	Value at
Estate Fund	Shares	Cost	securities	10/31/2005
ING UK Real Estate Income Trust Ltd.	1,475,000	$2,611,784	$51,557	$2,663,341

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2005, the funds had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Custody Fees
Russia	$403,040

Transfer Agent Fees
Precious Metals	$30,617
International Value	1,008,825

Postage Fees
Precious Metals	$17,262

Accrued Offering Fees
International Value Choice	$49,611

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 9 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class Q
Global Equity Dividend	1.40%	2.15%	2.15%	N/A	N/A	N/A
Global Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A
Global Value Choice	1.85%	2.50%	2.50%	N/A	N/A	1.75%
Emerging Countries(1)	2.25%	2.90%	2.90%	N/A	2.65%	2.15%
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%
International(3)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%
International SmallCap	1.95%	2.60%	2.60%	N/A	N/A	1.85%
International Value	N/A	N/A	N/A	N/A	N/A	N/A
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A
Precious Metals	2.75%	N/A	N/A	N/A	N/A	N/A
Russia	3.35%	N/A	N/A	N/A	N/A	N/A

(1)          Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2005. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85%, 2.60% and 2.10% for Class A, B, C, M and Q shares, respectively. If, after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)          Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for Foreign through at least March 1, 2006. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

(3)          Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for International through at least March 1, 2006. The expense limits for the International are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

The Investment Manager may at a later date recoup from a fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each fund.

As of October 31, 2005, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	October 31,
	2006	2007	2008	Total

Global Equity Dividend	$—	$116,578	$—	$116,678
Global Value Choice	122,064	—	62,559	184,623
Foreign	36,612	193,424	8,141	238,177
International Value Choice	—	—	74,545	74,545

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended October 31, 2005:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Global Equity Dividend	6	$ 435,000	3.03%
Global Value Choice	1	610,000	2.74%
Emerging Countries	42	1,188,690	2.65%
International	3	1,453,333	3.91%
International SmallCap	26	3,137,692	3.46%
International Value	2	1,945,000	3.98%
Precious Metals	3	960,000	3.76%

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Global Equity Dividend (Number of Shares)
Shares sold	6,261,568	535,158	2,059,087	295,767	3,638,370	313,849
Dividends reinvested	73,143	2,687	25,087	1,132	34,087	1,645
Shares redeemed	(1,646,562)	(33,794)	(142,758)	(31,091)	(208,449)	(21,744)
Net increase in shares outstanding	4,688,149	504,051	1,941,416	265,808	3,464,008	293,750

Global Equity Dividend ($)
Shares sold	$81,890,229	$6,282,638	$26,849,839	$3,410,427	$47,352,114	$3,640,937
Dividends reinvested	950,413	30,212	325,721	12,760	440,961	18,647
Shares redeemed	(21,584,892)	(384,401)	(1,878,685)	(360,624)	(2,750,750)	(248,995)
Net increase	$61,255,750	$5,928,449	$25,296,875	$3,062,563	$45,042,325	$3,410,589

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Global Real Estate (Number of Shares)
Shares sold	3,934,092	3,404,489	555,131	270,873	1,428,969	455,181
Dividends reinvested	464,771	264,415	31,215	12,799	41,618	15,520
Shares redeemed	(2,535,905)	(643,917)	(113,195)	(65,421)	(232,975)	(62,590)
Net increase in shares outstanding	1,862,958	3,024,987	473,151	218,251	1,237,612	408,111

Global Real Estate ($)
Shares sold	$64,903,422	$47,609,673	$7,963,178	$3,405,207	$21,436,748	$5,977,782
Dividends reinvested	7,259,137	3,502,989	429,581	151,651	597,354	190,839
Shares redeemed	(40,814,853)	(8,952,960)	(1,640,044)	(814,481)	(3,564,647)	(817,661)
Net increase	$31,347,706	$42,159,702	$6,752,715	$2,742,377	$18,469,455	$5,350,960

	Class I Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004
Global Real Estate (Number of Shares)
Shares sold	98,101	—
Net increase in shares outstanding	98,101	—

Global Real Estate ($)
Shares sold	$1,600,930	$—
Net increase	$1,600,930	$—

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

Global Value Choice (Number of Shares)
Shares sold	516,545	389,201	101,943	73,694	150,930	36,931
Shares redeemed	(1,098,757)	(1,352,279)	(550,241)	(621,523)	(696,774)	(881,072)
Net decrease in shares outstanding	(582,212)	(963,078)	(448,298)	(547,829)	(545,844)	(844,141)

Global Value Choice ($)
Shares sold	$8,997,761	$6,113,303	$1,939,488	$1,315,415	$2,547,625	$593,544
Shares redeemed	(19,124,741)	(21,218,533)	(10,345,519)	(10,710,909)	(11,682,829)	(13,463,169)
Net decrease	$(10,126,980)	$(15,105,230)	$(8,406,031)	$(9,395,494)	$(9,135,204)	$(12,869,625)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class Q Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004

Global Value Choice (Number of Shares)
Shares sold	78,062	322,006
Shares redeemed	(98,578)	(471,023)
Net decrease in shares outstanding	(20,516)	(149,017)

Global Value Choice ($)
Shares sold	$1,573,859	$5,898,513
Shares redeemed	(1,971,194)	(8,647,666)
Net decrease	$(397,335)	$(2,749,153)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

Emerging Countries (Number of Shares)
Shares sold	1,264,116	2,481,332	171,033	170,377	575,933	110,041
Dividends reinvested	2,583	17,566	—	—	—	—
Shares redeemed	(1,042,704)	(3,183,675)	(285,210)	(471,944)	(154,421)	(194,329)
Net increase (decrease) in shares outstanding	223,995	(684,777)	(114,177)	(301,567)	421,512	(84,288)

Emerging Countries ($)
Shares sold	$28,706,819	$44,674,187	$3,787,933	$3,235,271	$12,439,033	$2,025,487
Dividends reinvested	53,415	299,006	—	—	—	—
Shares redeemed	(22,759,798)	(57,391,860)	(6,281,049)	(8,665,978)	(3,238,715)	(3,381,445)
Net increase (decrease)	$6,000,436	$(12,418,667)	$(2,493,116)	$(5,430,707)	$9,200,318	$(1,355,958)

	Class M Shares		Class Q Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

Emerging Countries (Number of Shares)
Shares sold	3,080	8,597	197,600	725,259
Dividends reinvested	—	136	579	4,931
Shares redeemed	(9,604)	(22,317)	(202,059)	(1,300,028)
Net increase (decrease) in shares outstanding	(6,524)	(13,584)	(3,880)	(569,838)

Emerging Countries ($)
Shares sold	$67,841	$165,338	$4,569,365	$13,642,377
Dividends reinvested	—	2,297	12,349	86,541
Shares redeemed	(209,918)	(415,172)	(4,620,780)	(24,434,280)
Net increase (decrease)	$(142,077)	$(247,537)	$(39,066)	$(10,705,362)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

Foreign (Number of Shares)
Shares sold	5,350,389	5,895,029	864,486	895,922	3,258,501	3,047,613
Dividends reinvested	—	8,613	—	2,178	—	6,274
Shares redeemed	(2,127,775)	(1,416,210)	(205,551)	(101,946)	(598,703)	(190,098)
Net increase in shares outstanding	3,222,614	4,487,432	658,935	796,154	2,659,798	2,863,789

Foreign ($)
Shares sold	$74,069,872	$68,898,162	$11,879,135	$10,448,476	$44,999,926	$35,702,440
Dividends reinvested	—	93,658	—	23,547	—	67,948
Shares redeemed	(29,478,835)	(16,353,436)	(2,815,133)	(1,180,328)	(8,239,806)	(2,198,012)
Net increase	$44,591,037	$(52,638,384)	$9,064,002	$9,291,695	$36,760,120	$33,572,376

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

Foreign (Number of Shares)
Shares sold	1,482	187,096	1,009	51,642
Dividends reinvested	—	387	—	597
Shares redeemed	(135,704)	(1)	(13,187)	(5,471)
Net increase (decrease) in shares outstanding	(134,222)	187,482	(12,178)	46,768

Foreign ($)
Shares sold	$20,576	$2,149,750	$13,738	$608,900
Dividends reinvested	—	4,209	—	6,472
Shares redeemed	(1,983,638)	(12)	(194,215)	(62,750)
Net increase (decrease)	$(1,963,062)	$2,153,947	$(180,477)	$552,622

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

International (Number of Shares)
Shares sold	1,286,982	3,451,836	398,615	505,076	158,046	393,597
Dividends reinvested	45,507	4,890	6,257	—	3,911	—
Shares redeemed	(1,528,096)	(3,759,822)	(454,549)	(422,474)	(461,767)	(437,630)
Net increase (decrease) in shares outstanding	(195,607)	(303,096)	(49,677)	82,602	(299,810)	(44,033)

International ($)
Shares sold	$13,471,465	$31,757,670	$4,018,737	$4,510,934	$1,592,528	$3,490,125
Dividends reinvested	464,320	41,300	61,882	—	38,715	—
Redemption fee proceeds	12,635	9,571	—	—	—	—
Shares redeemed	(15,999,726)	(35,163,553)	(4,604,837)	(3,794,744)	(4,666,612)	(3,937,183)
Net increase (decrease)	$(2,051,306)	$(3,355,012)	$(524,218)	$716,190	$(3,035,369)	$(447,058)

	Class I Shares		Class Q Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

International (Number of Shares)
Shares sold	618,736	1,345,222	832,726	818,308
Dividends reinvested	26,513	5,236	9,243	4,519
Shares redeemed	(264,569)	(957,334)	(255,015)	(1,824,099)
Net increase (decrease) in shares outstanding	380,680	393,124	586,954	(1,001,272)

International ($)
Shares sold	$6,503,305	$12,342,742	$8,731,410	$7,234,622
Dividends reinvested	268,842	43,979	93,629	37,916
Shares redeemed	(2,749,364)	(8,621,051)	(2,652,163)	(15,730,891)
Net increase (decrease)	$4,022,783	$3,765,670	$6,172,876	$(8,458,353)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

International SmallCap (Number of Shares)
Shares sold	2,004,704	2,416,993	224,730	215,764	190,803	139,627
Dividends reinvested	—	864	—	—	—	—
Shares redeemed	(2,690,302)	(3,047,832)	(678,220)	(640,673)	(438,858)	(491,748)
Net decrease in shares outstanding	(685,598)	(629,975)	(453,490)	(424,909)	(248,055)	(352,121)

International SmallCap ($)
Shares sold	$69,514,851	$67,323,822	$7,909,327	$6,380,056	$6,229,347	$3,856,477
Dividends reinvested	—	21,615	—	—	—	—
Shares redeemed	(92,289,760)	(84,650,202)	(23,667,520)	(18,689,602)	(14,015,886)	(13,154,747)
Net decrease	$(22,774,909)	$(17,304,765)	$(15,758,193)	$(12,309,546)	$(7,786,539)	$(9,298,270)

	Class Q Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004

International SmallCap (Number of Shares)
Shares sold	268,648	882,652
Dividends reinvested	—	1,207
Shares redeemed	(793,003)	(1,851,928)
Net decrease in shares outstanding	(524,355)	(968,069)

International SmallCap ($)
Shares sold	$9,711,770	$25,088,370
Dividends reinvested	—	32,268
Shares redeemed	(28,611,080)	(53,724,869)
Net decrease	$(18,899,310)	$(28,604,231)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

International Value (Number of Shares)
Shares sold	22,440,717	27,310,058	733,853	679,383	579,699	167,511
Dividends reinvested	4,658,879	521,473	1,078,233	—	1,619,582	—
Shares redeemed	(43,203,094)	(37,013,357)	(6,355,256)	(4,509,591)	(5,949,587)	(6,201,914)
Net decrease in shares outstanding	(16,103,498)	(9,181,826)	(4,543,170)	(3,830,208)	(3,750,306)	(6,034,403)

International Value ($)
Shares sold	$389,616,539	$426,282,785	$12,423,736	$10,492,016	$9,661,315	$2,545,765
Dividends reinvested	78,640,245	7,159,457	17,941,796	—	26,885,154	—
Shares redeemed	(748,947,369)	(582,960,037)	(109,082,787)	(69,353,813)	(101,804,139)	(95,278,538)
Net decrease	$(280,690,585)	$(149,517,795)	$(78,717,255)	$(58,861,797)	$(65,257,670)	$(92,732,773)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004

International Value (Number of Shares)
Shares sold	27,489,973	20,029,766	27,155	44,672
Dividends reinvested	2,611,199	334,126	69,842	6,447
Shares redeemed	(12,662,805)	(6,425,560)	(276,510)	(482,259)
Net increase (decrease) in shares outstanding	17,438,367	13,938,332	(179,513)	(431,140)

International Value ($)
Shares sold	$ 476,140,222	$ 320,534,434	$474,053	$684,725
Dividends reinvested	44,050,433	4,584,206	1,179,631	88,586
Shares redeemed	(220,723,705)	(100,439,982)	(4,799,264)	(7,574,954)
Net increase (decrease)	$ 299,466,950	$ 224,678,658	$(3,145,580)	$(6,801,643)

	Class A Shares	Class B Shares	Class C Shares
	February 1, 2005(1) to October 31, 2005	February 1, 2005(1) to October 31, 2005	February 4, 2005(1) to October 31, 2005

International Value Choice (Number of Shares)
Shares sold	651,176	143,012	175,350
Shares redeemed	(79,948)	(8,938)	(6,834)
Net increase in shares outstanding	571,228	134,074	168,516

International Value Choice ($)
Shares sold	$6,637,390	$1,456,873	$1,796,255
Shares redeemed	(845,622)	(90,130)	(69,825)
Net increase	$5,791,768	$1,366,743	$1,726,430

(1) Commencement of operations

	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004

Precious Metals (Number of Shares)
Shares sold	1,303,928	2,114,180
Dividends reinvested	368,023	—
Shares redeemed	(2,702,207)	(3,820,805)
Net decrease in shares outstanding	(1,030,256)	(1,706,625)

Precious Metals ($)
Shares sold	$8,755,764	$15,000,362
Dividends reinvested	2,642,230	—
Shares redeemed	(17,774,785)	(26,611,993)
Net decrease	$(6,376,791)	$(11,611,631)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004

Russia (Number of Shares)
Shares sold	3,240,434	5,565,130
Dividends reinvested	3,801	7,087
Shares redeemed	(3,616,898)	(5,538,941)
Net increase (decrease) in shares outstanding	(372,663)	33,276

Russia ($)
Shares sold	$93,862,631	$135,313,377
Dividends reinvested	96,494	153,665
Redemption fee proceeds	850,706	1,459,066
Shares redeemed	(96,537,671)	(124,835,873)
Net increase (decrease)	$(1,727,840)	$12,090,235

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of the Fund’s net assets, at market value, at time of purchase.

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Global Equity Dividend	Novatek Microelectronics Corp. Ltd.	257,000	10/14/05	$1,182,818	$1,271,419	0.8%
Emerging Countries	Siam Makro PCL	1,506,200	03/29/05	$2,231,811	$2,030,666	1.5%
Foreign	Centrenergo ADR	1,530	12/17/03	$3,623	$9,104	—
Russia	Konakovskaya Gres	2,842,200	10/06/03	$1,539,366	$2,501,136	0.9%
	Novy Neft Ltd.	142,452	11/14/03	1,964,885	4,497,922	1.7%
	Novy Neft Ltd. II	240,219	02/23/04	2,516,576	5,409,131	2.0%
	UBS Russia Small Cap Basket	390	07/29/05	4,179,000	5,027,685	1.9%
				$10,199,827	$17,435,874	6.5%

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Real Estate and Precious Metals). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Region Concentration (Russia). As a result of the Fund concentrating its assets in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that the Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Real Estate, Precious Metals and Russia). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause that Fund’s share price to fluctuate more than that of a diversified fund.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2005, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Global Value Choice	$6,412,204	$6,636,000
Emerging Countries	18,758,086	19,481,000
Foreign	4,912,810	4,949,000
International	4,778,120	4,871,000
International SmallCap	54,813,594	57,748,000
International Value	98,489,416	104,511,000
Russia	29,101,252	29,251,000

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of October 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
Global Equity Dividend	$—	$(338,341)	$338,341
Global Real Estate(1)	—	90,948	(90,948)
Global Value Choice	82,505	271,310	(353,815)
Emerging Countries	—	(168,696)	168,696
Foreign	(42,139)	764,999	(722,860)
International	—	812,673	(812,673)
International SmallCap	—	(357,736)	357,736
International Value	—	1,789,790	(1,789,790)
International Value Choice	(54,389)	53,275	1,114
Precious Metals	—	783,519	(783,519)
Russia	(23,034)	12,666	10,368

(1) As of the Fund’s tax year-end of December 31, 2004.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital
Global Equity Dividend	$3,156,591	$8,751	$239,752	$—	$—
Global Real Estate(1)	9,149,441	1,825,148	3,775,116	1,107,647	—
Emerging Countries	72,677	—	441,079	—	—
Foreign	—	—	214,879	—	94,666
International	1,011,092	—	147,464	—	—
International SmallCap	—	—	63,563	—	—
International Value	47,073,127	184,904,220	15,265,465	—	—
Precious Metals	2,990,570	—	—	—	—
Russia	111,452	—	207,493	—	—

(1)   Composition of dividends and distributions presented herein differ from final amounts based on the Fund’s tax year-end of December 31, 2004.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post- October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Global Equity Dividend	$ 1,498,273	$ 827,494	$668,755	$—	$—	—
Global Real Estate(1)	4,020,925	1,259,587	21,712,266	(105,095)	—	—
Global Value Choice	396,434	—	3,490,697	—	$(102,001,944)	2009
					(81,779,077)	2010
					(6,183,953)	2011
					$(189,964,974)
Emerging Countries	670,276	—	3,670,186	—	$(710,694)	2007
					(10,231,430)	2008
					(31,553,234)	2009
					(18,266,429)	2010
					$(60,761,787)*
Foreign	—	6,094,388	29,965,937	—	—	—
International	1,737,951	—	8,440,406	—	$(2,735,596)	2007
					(3,061,891)	2008
					(2,802,182)	2010
					(2,172,053)	2011
					$(10,771,722)
International SmallCap	2,368,870	—	40,093,875	—	$(6,087,776)	2009
					(57,646,473)	2010
					$(63,734,249)
International Value	49,269,447	295,069,722	545,240,077	—	—	—
International Value Choice	262,270	—	245,759	—	—	—
Precious Metals	136,502	—	14,921,684	—	$(10,079,564)	2007
					(14,912,400)	2008
					(10,385,023)	2009
					$(35,376,987)
Russia	—	—	96,587,012	—	$(2,987,038)	2009

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1) As of the Fund’s tax year-end of December 31, 2004.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005  (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•      ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•      The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•      ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•      ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 93.4%
		Australia: 6.1%
79,354		Australia & New Zealand Banking Group Ltd.	$1,399,848
125,091		Coca-Cola Amatil Ltd.	713,767
54,913		Publishing & Broadcasting Ltd.	664,031
94,449		Santos Ltd.	774,291
52,294		St. George Bank Ltd.	1,065,949
147,659		Stockland	675,646
49,897		SunCorp.-Metway Ltd.	719,902
63,329		TABCorp. Holdings Ltd.	759,335
29,953		Wesfarmers Ltd.	801,046
131,590		Westfield Group	1,636,331
			9,210,146
		Belgium: 1.0%
51,806		Fortis	1,473,774
			1,473,774
		Brazil: 1.9%
33,165		Cia Siderurgica Nacional SA ADR	636,768
25,600		Petroleo Brasileiro SA ADR	1,468,672
45,000		Tele Norte Leste Participacoes SA ADR	796,500
			2,901,940
		Canada: 4.6%
59,000		BCE Inc.	1,458,556
23,900		Canadian Imperial Bank of Commerce	1,462,914
16,462		Enerplus Resources Fund	691,404
24,000		Fording Canadian Coal Trust	812,640
30,300	@	Precision Drilling Corp.	1,394,845
39,264		TransCanada Corp.	1,167,385
			6,987,744
		China: 0.9%
1,848,000		PetroChina Co., Ltd.	1,417,159
			1,417,159
		Denmark: 2.1%
48,300		Danske Bank A/S	1,514,053
29,100		TDC A/S	1,629,842
			3,143,895
		Finland: 1.1%
83,000		UPM-Kymmene Oyj	1,603,503
			1,603,503
		France: 1.4%
25,551		PagesJaunes SA	658,120
13,303		Societe Generale	1,518,578
			2,176,698
		Germany: 1.0%
82,835		Deutsche Telekom AG	1,464,101
			1,464,101
		Greece: 0.9%
24,150		OPAP SA	698,661
32,100		Public Power Corp.	679,205
			1,377,866
		Hong Kong: 1.3%
215,000		Citic Pacific Ltd.	$557,783
112,000		CLP Holdings Ltd.	642,996
218,000		Hong Kong Exchanges and Clearing Ltd.	730,969
			1,931,748
		Indonesia: 0.4%
4,600,500		Bank Mandiri Persero TBK PT	601,281
			601,281
		Ireland: 0.9%
69,101		Allied Irish Banks PLC	1,449,334
			1,449,334
		Israel: 0.5%
184,126		Bank Hapoalim Ltd.	704,747
			704,747
		Italy: 5.1%
228,226		Enel S.p.A.	1,837,191
66,458		ENI-Ente Nazionale Idrocarburi S.p.A.	1,777,926
243,715		Snam Rete Gas S.p.A.	1,337,424
551,371		Telecom Italia S.p.A.	1,332,639
263,381		UniCredito Italiano S.p.A.	1,469,956
			7,755,136
		Mexico: 0.8%
15,800		Grupo Televisa SA ADR	1,154,980
			1,154,980
		Netherlands: 3.4%
62,429		ABN Amro Holding NV	1,475,826
34,819		Akzo Nobel NV	1,504,219
7,778		Rodamco Europe NV	618,956
51,478		Royal Dutch Petroleum Co.	1,586,454
			5,185,455
		New Zealand: 1.0%
360,364		Telecom Corp. of New Zealand Ltd.	1,472,971
			1,472,971
		Norway: 1.0%
144,200		DNB Holding ASA	1,474,676
			1,474,676
		Panama: 0.6%
50,200		Banco Latino Americano	853,902
			853,902
		Portugal: 1.0%
172,259		Portugal Telecom SGPS SA	1,556,677
			1,556,677
		Singapore: 1.1%
197,000		United Overseas Bank Ltd.	1,606,608
			1,606,608
		South Africa: 0.9%
288,883		FirstRand Ltd.	680,871
38,325		Telkom SA Ltd.	723,902
			1,404,773

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares				Value
		South Korea: 1.3%
110		KT Corp.		$4,456
25,500		KT Corp. ADR		549,525
17,400		KT&G Corp.		715,145
8,540		S-Oil Corp.		641,758
				1,910,884
		Spain: 1.0%
58,602		Endesa SA		1,454,232
				1,454,232
		Sweden: 3.7%
62,700		ForeningsSparbanken AB		1,547,140
29,252		Sandvik AB		1,407,483
63,200		Skanska AB		885,027
41,700		Volvo AB		1,714,863
				5,554,513
		Taiwan: 1.5%
275,365		Taiwan Semiconductor Manufacturing Co., Ltd. ADR		2,224,949
				2,224,949
		Thailand: 0.8%
253,800		Advanced Info Service PLC		624,647
112,400		Siam Cement PCL		635,705
				1,260,352
		United Kingdom: 12.8%
148,388		Barclays PLC		1,470,763
93,520		Barratt Developments PLC		1,252,761
73,675		BOC Group Plc		1,452,676
381,997		Centrica Plc		1,614,910
102,411		Diageo PLC		1,512,911
555,418		Dixons Group PLC		1,416,150
96,823		Gallaher Group PLC		1,504,709
88,102		GlaxoSmithKline PLC		2,291,829
97,665		GUS PLC		1,457,841
101,793		Persimmon PLC		1,553,864
66,787		Provident Financial PLC		709,570
52,189		Royal Bank of Scotland Group PLC		1,445,425
101,243		Severn Trent PLC		1,715,513
				19,398,922
		United States: 33.3%
30,586		Altria Group, Inc.		2,295,479
28,165		Ameren Corp.		1,481,479
40,700		American Capital Strategies Ltd.		1,528,692
23,977		Arthur J Gallagher & Co.		705,403
47,144		Bank of America Corp.		2,062,079
61,612		Bristol-Myers Squibb Co.		1,304,326
39,650		Citigroup, Inc.		1,815,177
89,874		Citizens Communications Co.		1,100,058
64,161		ConAgra Foods, Inc.		1,493,026
13,211		Deluxe Corp.		440,323
16,600		Developers Diversified Realty Corp.		725,088
58,914		Duke Energy Corp.		1,560,043
20,800		Duke Realty Corp.		709,280
38,384		EI Du Pont de Nemours & Co.		1,600,229
41,109		First Horizon National Corp.		1,590,096
25,700		Health Care Property Investors, Inc.		654,065
17,700		Hospitality Properties Trust		$702,690
18,418		iStar Financial, Inc.		679,072
52,830		Keycorp		1,703,239
12,900		Kinder Morgan Energy Partners LP		672,090
17,790		Kinder Morgan, Inc.		1,617,111
17,800		Liberty Property Trust		742,082
80,782		Merck & Co., Inc.		2,279,668
45,025		New York Community Bancorp, Inc.		728,054
22,851		Oneok, Inc.		656,738
38,563		Packaging Corp. of America		782,443
34,590		Public Service Enterprise Group, Inc.		2,175,365
23,355		Rayonier, Inc.		892,862
51,416		Regal Entertainment Group		947,597
22,099		Reynolds America, Inc.		1,878,415
84,356		Sara Lee Corp.		1,505,755
70,855	@	SBC Communications, Inc.		1,689,892
20,700		Simon Property Group LP		1,482,534
39,725		Southern Co.		1,389,978
29,511		Thornburg Mortgage, Inc.		748,104
28,800		United Dominion Realty Trust, Inc.		637,344
58,264		US BanCorp.		1,723,449
45,688		UST, Inc.		1,891,026
41,922		Washington Mutual, Inc.		1,660,111
				50,250,462
		Total Common Stock (Cost $139,685,819)		140,963,428

EQUITY-LINKED SECURITIES: 3.7%
		India: 1.1%
97,704	@	Hindustan Petroleum Corp.		643,869
47,395	@	Oil & Natural Gas Corp., Ltd.		975,863
				1,619,732
		Luxembourg: 1.2%
257,000	I,@	Novatek Microelectronics Corp., Ltd.		1,271,419
949,000	@,#	Mega Financial Holdings Co., Ltd.		616,850
				1,888,269
		Taiwan: 1.4%
1,545,730	@	China Steel Corp.		1,316,046
499,890	@	Formosa Chemicals & Fibre Corp.		799,824
				2,115,870
		Total Equity-Linked Securities (Cost $6,000,308)		5,623,871

		Total Investments in Securities (Cost $145,686,127)*	97.1%	$146,587,299
		Other Assets and Liabilities-Net	2.9	4,375,436
		Net Assets	100.0%	$150,962,735

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
I	Illiquid security
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $145,917,949. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,176,004
Gross Unrealized Depreciation	(5,506,654)
Net Unrealized Appreciation	$669,350

Industry	Percentage of Net Assets
Advertising	0.4%
Agriculture	5.5
Auto Manufacturers	1.1
Banks	20.6
Beverages	1.5
Building Materials	0.4
Chemicals	3.6
Coal	0.5
Commercial Services	0.3
Diversified Financial Services	2.6
Electric	7.4
Electronics	0.8
Engineering and Construction	0.6
Entertainment	1.6
Food	2.0
Forest Products and Paper	1.7
Gas	2.4
Hand/Machine Tools	0.9
Holding Companies - Diversified	0.4
Home Builders	1.9
Insurance	0.5
Investment Companies	1.0
Iron/Steel	1.3
Media	1.2
Miscellaneous Manufacturing	0.5
Oil and Gas	7.1
Oil and Gas Services	0.4
Packaging and Containers	0.5
Pharmaceuticals	3.9
Pipelines	2.3
Real Estate	1.5
Real Estate Investment Trusts	5.1
Retail	1.9
Savings and Loans	1.6
Semiconductors	1.5
Telecommunications	9.5
Water	1.1
Other Assets and Liabilities, Net	2.9
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 98.1%
		Australia: 8.8%
1,710,900		DB RREEF Trust	$1,708,033
572,200		GPT Group	1,644,250
1,114,900		Macquarie CountryWide Trust	1,603,530
550,100		Macquarie Goodman Group	1,663,356
557,100		Mirvac Group	1,591,909
400,300		Prime Retail Group	1,783,767
476,778		Westfield Group	5,928,768
			15,923,613
		Canada: 1.8%
192,600		RioCan Real Estate Investment
		Trust	3,298,309
			3,298,309
		Finland: 0.8%
142,700		Sponda OYJ	1,375,897
			1,375,897
		France: 3.2%
9,200		Klepierre	861,844
19,400		Nexity	884,200
21,200		Societe de la Tour Eiffel	2,182,213
13,400		Unibail	1,768,988
			5,697,245
		Germany: 1.9%
6,000		Deutsche Wohnen AG	1,354,655
105,400		IVG Immobilien AG	2,026,197
			3,380,852
		Hong Kong: 7.5%
301,100		Cheung Kong Holdings Ltd.	3,145,103
601,000		Great Eagle Holdg. Co.	1,434,642
816,000		Hang Lung Properties Ltd.	1,507,827
742,000		Hysan Development Co., Ltd.	1,616,754
631,000		New World Development Ltd	780,931
361,300		Sun Hung Kai Properties Ltd.	3,429,001
453,000		Wharf Holdings Ltd.	1,551,821
			13,466,079
		Italy: 0.4%
753,800		Beni Stabili S.p.A.	722,387
			722,387
		Japan: 9.6%
111		Japan Retail Fund Investment
		Corp.	803,267
367,100		Mitsubishi Estate Co., Ltd.	5,426,940
340,300		Mitsui Fudosan Co., Ltd.	5,570,991
180		Nippon Building Fund, Inc.	1,430,683
249,800		Sumitomo Realty &
		Development Co., Ltd.	4,041,230
			17,273,111
		Netherlands: 1.7%
45,600		AM NV	535,327
21,700		Eurocommercial Properties NV	802,366
22,400		Rodamco Europe NV	1,782,542
			3,120,235
		Singapore: 2.4%
592,200		Ascendas Real Estate
		Investment Trust	$702,071
1,065,000		CapitaLand Ltd.	2,002,288
546,300		CapitaMall Trust	745,795
173,000		City Developments Ltd.	900,990
			4,351,144
		Spain: 0.9%
28,900		Inmobiliaria Colonial	1,678,381
			1,678,381
		Sweden: 0.8%
43,000		Castellum AB	1,490,599
			1,490,599
		United Kingdom: 11.8%
161,500		British Land Co. PLC	2,545,273
185,815		Capital & Regional PLC	2,458,588
77,400		Derwent Valley Holdings PLC	1,794,177
54,300		Hammerson PLC	857,860
1,475,000	**,@	ING UK Real Estate Income
		Trust Ltd.	2,663,341
243,150		Land Securities Group PLC	5,981,434
48,000		Liberty Intl. PLC	790,882
34,300		Mapeley Ltd.	1,587,817
187,700		Slough Estates PLC	1,685,312
145,600		Unite Group PLC	834,935
			21,199,619
		United States: 46.5%
77,200		AMB Property Corp.	3,410,696
40,400		Archstone-Smith Trust	1,639,028
84,600		Arden Realty, Inc.	3,818,844
35,100		AvalonBay Communities, Inc.	3,027,375
32,800		BioMed Realty Trust, Inc.	820,328
52,900		Boston Properties, Inc.	3,661,738
20,600		BRE Properties	908,666
38,000		Camden Property Trust	2,141,300
26,200		Corporate Office Properties Trust	910,712
56,400		Developers Diversified
		Realty Corp.	2,463,552
77,300		Equity Office Properties Trust	2,380,840
71,400		Equity Residential	2,802,450
86,100		General Growth Properties, Inc.	3,657,528
43,600		Highwoods Properties, Inc.	1,229,956
110,800		Host Marriott Corp.	1,860,332
52,800		Liberty Property Trust	2,201,232
38,300		Macerich Co.	2,461,541
54,800		Maguire Properties, Inc.	1,644,000
45,200		Mills Corp.	2,418,200
41,100		New Plan Excel Realty Trust	944,889
116,200		Omega Healthcare Investors, Inc.	1,428,098
39,500		Pan Pacific Retail Properties, Inc.	2,508,250
57,000		Post Properties, Inc.	2,325,600
92,900		ProLogis	3,994,700
46,200		Public Storage, Inc.	3,058,440
71,500		Reckson Associates Realty Corp.	2,509,650
38,400		Regency Centers Corp.	2,137,728
9,700		Shurgard Storage Centers, Inc.	547,371
71,600		Simon Property Group, Inc.	5,127,992
41,800		SL Green Realty Corp.	2,843,654
44,600		Starwood Hotels & Resorts
		Worldwide, Inc.	2,605,978

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
	United States (continued)
39,200	Sunstone Hotel Investors, Inc.		$878,080
142,500	Trizec Properties, Inc.		3,170,625
44,100	U-Store-It Trust		919,926
60,300	United Dominion Realty
	Trust, Inc.		1,334,437
22,800	Ventas, Inc.		698,364
41,900	Vornado Realty Trust		3,393,900
			83,886,000
	Total Common Stock
	(Cost $150,530,597)		176,863,471
	Total Investments In
	Securities (Cost
	$150,530,597)*	98.1%	$176,863,471
	Other Assets and
	Liabilities-Net	1.9	3,423,166
	Net Assets	100.0%	$180,286,637

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@       Non-income producing security

**      Investment in affiliate

*        Cost for federal income tax purposes is $154,834,318. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,121,875
Gross Unrealized Depreciation	(1,092,722)
Net Unrealized Appreciation	$22,029,153

Industry	Percentage of Net Assets
Closed End Investment Companies	1.5%
Diversified Property Holdings	15.5%
Healthcare	1.2%
Industrial Properties	6.3%
Industrial/Office Mix	1.2%
Mixed Use Properties	1.3%
Office Buildings	29.1%
Real Estate Services	2.7%
Residential Apartments	8.9%
Residential: Manufactured Home Comm.	0.8%
Residential: Hotels	3.0%
Retail: Enclosed Malls	13.7%
Retail: Shopping Center	10.4%
Self Storage Property	2.5%
Other Assets & Liabilities - Net	1.9%
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 96.8%
		Australia: 1.2%
270,560		Alumina Ltd.	$1,170,230
			1,170,230
		Belgium: 0.9%
27,442		Belgacom SA	919,217
			919,217
		Bermuda: 0.9%
36,150	L	Tyco Intl. Ltd.	953,999
			953,999
		Canada: 4.3%
72,400	L	Barrick Gold Corp.	1,828,100
55,000	L	Placer Dome, Inc.	1,097,250
25,850		Suncor Energy, Inc.	1,386,336
			4,311,686
		Finland: 1.0%
77,000		Stora Enso OYJ	984,492
			984,492
		France: 2.0%
4,500		Areva	2,037,682
			2,037,682
		Germany: 0.3%
8,800	@	Premiere AG	253,703
			253,703
		Italy: 2.1%
46,144		ENI S.p.A.	1,234,473
353,926		Telecom Italia S.p.A.	855,424
			2,089,897
		Japan: 16.3%
106,000		Dai Nippon Printing Co., Ltd.	1,734,687
74,900		Daiichi Sankyo Co., Ltd.	1,357,665
45,800		Fuji Photo Film Co., Ltd.	1,457,376
95,000		Kirin Brewery Co., Ltd.	1,056,742
26,000		Makita Corp.	603,563
92,000		Matsushita Electric
		Industrial Co., Ltd.	1,686,014
31,000		NEC Electronics Corp.	831,749
14,900		Nintendo Co., Ltd.	1,670,890
160,000		Sekisui House Ltd.	1,992,614
107,000		Shiseido Co., Ltd.	1,716,476
14,000		Takefuji Corp.	979,831
96,000	L	Wacoal Corp.	1,360,635
			16,448,242
		Netherlands: 3.3%
27,583		Royal Dutch Shell PLC ADR	1,804,204
66,000		TPG NV	1,555,527
			3,359,731
		Papua New Guinea: 1.3%
1,008,204	@	Lihir Gold Ltd.	1,303,860
			1,303,860
		Portugal: 1.6%
572,602		Electricidade de Portugal SA	1,619,285
			1,619,285
		South Africa: 1.9%
34,600	L	AngloGold Ashanti Ltd. ADR	$1,352,860
4,800		Impala Platinum Holdings Ltd.	526,448
			1,879,308
		South Korea: 2.7%
64,550		Korea Electric Power Corp. ADR	1,054,102
77,700		KT Corp. ADR	1,674,435
			2,728,537
		Switzerland: 2.1%
4,421		Swisscom AG	1,452,272
31,080		Xstrata PLC	712,155
			2,164,427
		Taiwan: 2.0%
116,600	L	Chunghwa Telecom Co.,
		Ltd. ADR	2,019,512
			2,019,512
		United Kingdom: 6.5%
34,000		Anglo American PLC	1,006,538
314,891		J Sainsbury PLC	1,555,786
61,792		Lonmin PLC	1,429,007
273,977		Misys PLC	994,953
141,249		United Utilities PLC	1,559,789
			6,546,073
		United States: 46.4%
20,800		Aetna, Inc.	1,842,048
48,050	@	Agilent Technologies, Inc.	1,538,081
20,650	L	Albertson’s, Inc.	518,522
39,700	L	Altria Group, Inc.	2,979,485
46,100		Citigroup, Inc.	2,110,458
101,000	L	Computer Associates Intl., Inc.	2,824,970
55,500		Countrywide Financial Corp.	1,763,235
43,500		Fannie Mae	2,067,120
19,500		Hartford Financial Services
		Group, Inc.	1,555,125
42,400		International Paper Co.	1,237,232
52,700		JPMorgan Chase & Co.	1,929,874
32,767	L	Kerr-McGee Corp.	2,786,506
25,700		Kimberly-Clark Corp.	1,460,788
133,700	@	Liberty Media Corp.	1,065,589
34,600		Lockheed Martin Corp.	2,095,376
13,300		MGIC Investment Corp.	787,892
42,300		Microsoft Corp.	1,087,110
75,800		Motorola, Inc.	1,679,728
76,400		Noble Energy, Inc.	3,059,820
37,500		Northrop Grumman Corp.	2,011,875
31,700		Pitney Bowes, Inc.	1,333,936
20,400	L	Radian Group, Inc.	1,062,840
30,100		Raytheon Co.	1,112,195
72,200		Sprint Corp.	1,682,982
14,800		Union Pacific Corp.	1,023,864
69,400		Viacom, Inc.	2,149,318
32,200		Wells Fargo & Co.	1,938,437
			46,704,406
		Total Common Stock
		(Cost $93,910,959)	97,494,287

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending CollateralCC: 6.6%
$6,636,000	The Bank of New York Institutional
	Cash Reserves Fund		$6,636,000
	Total Short-Term Investments
	(Cost $6,636,000)		6,636,000
	Total Investments In
	Securities (Cost
	$100,546,959)*	103.4%	$104,130,287
	Other Assets and
	Liabilities-Net	(3.4)	(3,401,345)
	Net Assets	100.0%	$100,728,942

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@       Non-income producing security

ADR  American Depositary Receipt

cc       Securities purchased with cash collateral for securities loaned

L        Loaned security, a portion or all of the security is on loan at October 31, 2005.

*        Cost for federal income tax purposes is $100,636,686. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,794,634
Gross Unrealized Depreciation	(5,301,033)
Net Unrealized Appreciation	$3,493,601

Industry	Percentage of Net Assets
Aeorspace/Defense	5.2%
Agriculture	3.0
Apparel	1.4
Banks	1.9
Beverages	1.0
Commercial Services	1.7
Cosmetics/Personal Care	1.7
Diversified Financial Services	8.8
Electric	2.7
Electronics	1.5
Energy - Alternate Sources	2.0
Food	2.1
Forest Products and Paper	2.2
Hand/Machine Tools	0.6
Healthcare - Services	1.8
Home Builders	2.0
Home Furnishings	1.7
Household Products/Wares	1.4
Insurance	3.4
Media	3.4
Mining	10.4
Miscellaneous Manufacturing	2.4
Office/Business Equipment	1.3
Oil and Gas	10.2
Pharmaceuticals	1.3
Semiconductors	0.8
Software	4.9
Telecommunications	10.2
Toys/Games/Hobbies	1.7
Transportation	2.6
Water	1.5
Securities Lending Collateral	6.6
Other Assets and Liabilities, Net	(3.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 90.4%
		Argentina: 3.4%
273,000	@,L	Grupo Financiero
		Galicia SA ADR	$2,107,560
178,070		Telecom Argentina SA ADR	2,343,401
			4,450,961
		Brazil: 18.8%
105,898,352		AES Tiete SA	2,068,832
79,700		Brasil Telecom Participacoes
		SA ADR	3,316,317
233,000	L	Centrais Eletricas Brasileiras
		SA ADR	2,038,004
40,000		Cia de Saneamento Basico do
		Estado de Sao Paulo	2,555,667
467,910		Cia Paranaense de Energia ADR	3,453,176
64,500		Contax Participacoes SA ADR	48,685
123,000		Souza Cruz SA	1,458,142
166,120	L	Tele Centro Oeste Celular
		Participacoes SA ADR	1,503,386
83,290	L	Tele Norte Leste Participacoes
		SA ADR	1,474,233
527,060	@,L	Telesp Celular Participacoes
		SA ADR	1,923,769
99,900		Tim Participacoes SA ADR	2,024,973
58,480	L	Unibanco - Uniao de Bancos
		Brasileiros SA GDR	3,058,504
			24,923,688
		Chile: 1.8%
82,800		AFP Provida SA ADR	2,375,532
			2,375,532
		China: 2.7%
1,758,000		People’s Food Holdings Ltd.	893,214
18,032,000		Sinopec Yizheng Chemical
		Fibre Co., Ltd.	2,721,425
			3,614,639
		Croatia: 1.1%
108,670		Pliva DD GDR	1,437,704
			1,437,704
		Czech Republic: 1.4%
91,548		Cesky Telecom AS	1,866,262
			1,866,262
		Estonia: 0.7%
34,821		Eesti Telekom GDR	927,140
			927,140
		Greece: 1.7%
225,400	@	Hellenic Telecommunications
		Organization SA ADR	2,301,334
			2,301,334
		Hong Kong: 5.2%
12,678,000	L	Brilliance China Automotive
		Holdings Ltd.	1,665,623
7,670,000		First Pacific Co.	2,504,906
3,556,000		SCMP Group Ltd.	1,322,763
1,395,000		SmarTone Telecommunications
		Holding Ltd.	1,421,569
			6,914,861
		Hungary: 2.9%
803,229		Matav Magyar Tavkozlesi Rt	$3,806,788
			3,806,788
		Indonesia: 2.4%
1,360,500		Gudang Garam Tbk PT	1,378,093
21,484,500		Indofood Sukses Makmur
		Tbk PT	1,748,172
			3,126,265
		Israel: 1.8%
890,850	@	Bezeq Israeli
		Telecommunication Corp., Ltd.	1,206,574
150,000	@	Partner Communications	1,232,487
			2,439,061
		Luxembourg: 1.9%
81,400		Quilmes Industrial SA ADR	2,536,424
			2,536,424
		Malaysia: 1.2%
812,400		Proton Holdings Bhd	1,657,081
			1,657,081
		Mexico: 3.7%
913,110		Controladora Comercial
		Mexicana SA de CV	1,369,454
510,400		Gruma SA de CV	1,324,345
109,800	L	Telefonos de Mexico SA de
		CV ADR	2,215,764
			4,909,563
		Panama: 2.0%
159,610		Banco Latino Americano	2,714,966
			2,714,966
		Philippines: 2.1%
1,535,900		Bank of the Philippine Islands	1,460,567
3,652,100	@	Manila Electric Co.	1,347,454
			2,808,021
		Russia: 2.6%
62,000		Lukoil ADR	3,416,760
			3,416,760
		Singapore: 4.5%
294,000		DBS Group Holdings Ltd.	2,658,755
1,355,000		MobileOne Ltd.	1,600,434
463,200		Oversea-Chinese Banking Corp.	1,722,699
			5,981,888
		South Africa: 0.9%
123,290		Sappi Ltd.	1,196,342
			1,196,342
		South Korea: 16.4%
46,570		Kookmin Bank	2,659,248
117,860		Korea Electric Power Corp.	3,855,483
17,200		KT Corp.	696,691
90,790		KT Freetel Co., Ltd.	1,963,200
76,970		LG Chem Ltd.	3,397,874
23,370		LG Electronics, Inc.	1,529,497
7,316		POSCO	1,503,445
5,125		Samsung Electronics Co., Ltd.	2,738,653
166,150		SK Telecom Co., Ltd. ADR	3,357,892
			21,701,983

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Taiwan: 7.5%
825,000		China Motor Corp.	$773,681
124,890		Chunghwa Telecom Co.,
		Ltd. ADR	2,163,095
802,268	@,L	United Microelectronics
		Corp. ADR	2,342,623
6,357,000		Walsin Lihwa Corp.	1,869,636
441,000	@,L	Yageo Corp. GDR	670,364
1,458,718	@	Yageo Corp. GDR	2,085,967
			9,905,366
		Thailand: 2.5%
2,466,600		Glow Energy PCL	1,314,439
1,506,200	I	Siam Makro PCL	2,030,666
			3,345,105
		Venezuela: 1.2%
128,500		Cia Anonima Nacional
		Telefonos de Venezuela ADR	1,657,650
			1,657,650
		Total Common Stock
		(Cost $116,905,327)	120,015,384

PREFERRED STOCK: 1.8%
		Brazil: 1.8%
975,469,880		Embratel Participacoes SA	2,347,451
		Total Preferred Stock
		(Cost $1,717,781)	2,347,451
		Total Long-Term Investments
		(Cost $118,623,108)	122,362,835

Principal Amount			Value

SHORT-TERM INVESTMENTS: 14.7%
	Securities Lending CollateralCC: 14.7%
$19,481,000	The Bank of New York Insitutional
	Cash Reserves Fund		19,481,000
	Total Short-Term Investments:
	(Cost $19,481,000)		19,481,000
	Total Investments In
	Securities (Cost
	$138,104,108)*	106.9%	$141,843,835
	Other Assets and
	Liabilities-Net	(6.9)	(9,167,729)
	Net Assets	100.0%	$132,676,106

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@       Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc       Securities purchased with cash collateral for securities loaned.

I         Illiquid security

L        Loaned security, a portion or all of the security is on loan at October 31, 2005.

*        Cost for federal income tax purposes is $138,252,915. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,587,716
Gross Unrealized Depreciation	(11,996,796)
Net Unrealized Appreciation	$3,590,920

Industry	Percentage of Net Assets
Agriculture	2.1%
Auto Manufacturers	3.1
Banks	10.7
Beverages	1.9
Chemicals	4.6
Diversified Financial Services	1.6
Electric	10.6
Electrical Components and Equipment	2.6
Electronics	2.1
Food	3.0
Forest Products and Paper	0.9
Holding Companies - Diversified	1.9
Investment Companies	1.8
Iron/Steel	1.1
Media	1.0
Oil and Gas	2.6
Pharmaceuticals	1.1
Retail	2.6
Semiconductors	3.8
Telecommunications	31.2
Water	1.9
Security Lending Collateral	14.7
Other Assets and Liabilities, Net	(6.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 89.7%
		Australia: 1.6%
78,943		BHP Billiton Ltd.	$1,223,471
22,530		Brambles Industries Ltd.	142,790
12,800		CSL Ltd.	359,856
103,400		Macquarie Airports	232,682
85,522		Newcrest Mining Ltd.	1,163,147
54,492		Patrick Corp., Ltd.	278,936
5,557		Rio Tinto Ltd.	234,802
14,418		Transurban Group	69,145
			3,704,829
		Austria: 2.7%
18,829		Bank Austria Creditanstalt AG	2,069,287
4,643		Flughafen Wien AG	300,316
47,297	@	IMMOFINANZ Immobilien
		Anlagen AG	457,242
28,591		OMV AG	1,541,749
17,936	@	Raiffeisen Intl. Bank Holding AG	1,128,780
26,795		Telekom Austria AG	554,263
9,356		Wienerberger AG	361,515
			6,413,152
		Belgium: 1.2%
3,906		Almancora Comm Va	378,639
21,544		Fortis	612,882
5,359		Interbrew	213,958
21,052		KBC Bancassurance Holding	1,714,820
			2,920,299
		Brazil: 0.1%
5,809	L	Aracruz Celulose SA ADR	222,485
			222,485
		Bulgaria: 0.0%
60,720	@	Bulgarian Compensation Notes	25,768
25,950	@	Bulgarian Housing
		Compensation Notes	10,965
117,641	@	Bulgarian Registered
		Comp Vouchers	49,888
			86,621
		Canada: 0.1%
55,092	@	Bema Gold Corp.	138,717
829	@	Centerra Gold, Inc.	15,919
44,793	@	Eldorado Gold Corp.	137,088
3,787	@	Ivanhoe Mines Ltd.	28,445
			320,169
		China: 0.3%
296,000		Beijing Capital Intl. Airport
		Co., Ltd.	119,925
45,630		Shenzhen Chiwan Wharf
		Holdings Ltd.	64,569
244,498		Weiqiao Textile Co.	297,159
84,393		Wumart Stores, Inc.	174,178
			655,831
		Cyprus: 0.0%
20,870		Bank of Cyprus Ltd.	106,182
			106,182
		Czech Republic: 1.6%
16,602	@	Cesky Telecom AS	338,442
7,064		CEZ	$185,244
22,540		Komercni Banka AS	3,169,137
			3,692,823
		Denmark: 0.9%
2,025		Bryggerigruppen AS	157,038
1,975		Chr. Hansen Holding A/S	185,049
20,113		Danske Bank A/S	630,479
1,950		Kobenhavns Lufthavne	617,568
21,143	@	Vestas Wind Systems A/S	457,367
			2,047,501
		Finland: 0.7%
31,708		Fortum Oyj	560,887
55,443	S	Nokia Oyj	928,494
5,350		Stockmann Oyj Abp	190,657
			1,680,038
		France: 9.4%
1,956		Accor	97,647
4,510		Air Liquide	819,793
62,965	@	Alcatel SA	739,524
2,592	@	Alstom RGPT	124,152
2,740	@	Atos Origin	188,178
8,061		Autoroutes du Sud de la France	449,903
10,065		BNP Paribas	762,954
18,689		Bouygues	921,878
7,151		Carrefour SA	317,857
10,184		Cie de Saint-Gobain	557,608
3,086		Compagnie Generale des
		Etablissements Michelin	166,442
2,189		Eurazeo	212,704
57,618		France Telecom SA	1,497,091
6,116		Generale de Sante	211,676
7,878	@	JC Decaux SA	160,982
23,927		Lafarge SA	1,963,496
23,782		LVMH Moet Hennessy Louis
		Vuitton SA	1,925,082
10,766		Pernod-Ricard	1,882,387
7,398		PPR SA	777,099
6,342		Publicis Groupe	209,626
2,551		Renault SA	220,807
32,264		Sanofi-Aventis SA	2,583,396
5,315		Schneider Electric SA	436,543
18,357		Societe Television Francaise 1	470,669
27,901		Suez SA	755,534
7,946	S	Total SA	1,998,532
4,580		Unibail	604,624
8,390		Veolia Environnement	348,953
9,763		Vinci SA	762,938
			22,168,075
		Germany: 8.4%
4,058		Adidas-Salomon AG	680,513
2,619		Allianz AG	369,096
6,230		BASF AG	448,210
18,485		Commerzbank AG	482,804
2,520		Continental AG	192,495
9,003		DaimlerChrysler AG	449,830
8,913		Deutsche Bank AG	833,453
3,650		Deutsche Boerse AG	343,273
35,529		Deutsche Post AG	793,660
4,309		Deutsche Postbank AG	237,411
70,677		Deutsche Telekom AG	1,249,209
14,313		E.ON AG	1,296,199

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Germany (continued)
35,138		Fraport AG Frankfurt Airport
		Services Worldwide	$1,759,217
1,461		Freenet.de AG	33,824
2,270		Fresenius AG	293,640
11,372	L	Fresenius Medical Care AG	1,026,163
4,725		Henkel KGaA - Common	378,897
797		Henkel KGaA - Preffered	68,352
8,111		Hypo Real Estate Holding	391,066
79,326		INDEXCHANGE - DAXEX	4,513,103
7,208		IVG Immobilien AG	138,566
16,450	@,L	KarstadtQuelle AG	194,074
6,350		Linde AG	452,926
2,553		MAN AG	118,330
10,054		Metro AG	454,882
1,899		Muenchener
		Rueckversicherungs AG	222,822
10,434		RWE AG	663,747
3,826		Schering AG	235,772
19,630		Siemens AG	1,458,517
			19,780,051
		Greece: 0.5%
10,806		Alpha Bank AE	310,134
23,994	@	Hellenic Telecommunications
		Organization SA	494,897
11,171		National Bank of Greece	435,651
			1,240,682
		Hong Kong: 0.1%
54,000		China Merchants Holdings Intl.
		Co., Ltd.	105,275
129,000	@	Clear Media Ltd.	108,161
186,000		Texwinca Holdings Ltd.	125,962
			339,398
		Hungary: 0.9%
2,861		Egis Rt	244,764
139,567		Matav Magyar Tavkozlesi Rt	661,458
33,707	S	OTP Bank Rt	1,219,279
			2,125,501
		Indonesia: 0.3%
838,993		Bank Mandiri Persero Tbk PT	109,656
546,500		Indofood Sukses Makmur Tbk PT	44,468
84,757		Semen Gresik Persero Tbk PT	156,844
533,204		Telekomunikasi Indonesia Tbk PT	267,815
			578,783
		Ireland: 1.5%
18,807	@	Celtic Resources Holdings PLC	69,508
3,554		Depfa Bank PLC	55,404
210,989	@	Dragon Oil PLC	567,219
68,739		EURO STOXX 50-NAV	2,735,073
			3,427,204
		Italy: 3.2%
33,774		Assicurazioni Generali S.p.A.	1,003,827
3,345		Autostrada Torino-Milano S.p.A.	63,571
144,358		Banca Intesa S.p.A. - RNC	624,947
152,358		Banca Intesa S.p.A.	711,233
3,543		Banca Popolare dell’Emilia
		Romagna SCRL	186,823
71,564		Banca Popolare di Milano SCRL	681,657
10,870		Banca Popolare di Sondrio SCRL	159,477
19,590		Banche Popolari Unite SCRL	$414,373
23,252		Banco Popolare di Verona e
		Novara SCRL	428,939
124,078		Beni Stabili S.p.A.	118,907
24,978		Buzzi Unicem S.p.A.	350,508
71,866		Capitalia S.p.A.	374,834
218,738		Cassa di Risparmio di
		Firenze S.p.A.	652,051
48,755		Credito Emiliano S.p.A.	514,150
9,120		Luxottica Group S.p.A.	219,967
102,590	@	Parmalat S.p.A.	298,284
5,806		Societa Iniziative Autostradali e
		Servizi S.p.A.	67,281
107,300		UniCredito Italiano S.p.A.	594,880
			7,465,709
		Japan: 14.4%
930		Acom Co., Ltd.	60,443
5,175		Aeon Credit Service Co., Ltd.	406,508
2,950		Aiful Corp.	220,663
5,900		Aisin Seiki Co., Ltd	177,588
11,000		Bank of Fukuoka Ltd.	85,487
65,000		Bank of Yokohama Ltd.	529,251
12,000		Bridgestone Corp.	245,118
22,637	S	Canon, Inc.	1,198,209
10,000		Chiba Bank Ltd.	89,017
21,558		Credit Saison Co., Ltd.	978,142
5,000		Dai Nippon Printing Co., Ltd.	81,825
6,000		Daihatsu Motor Co., Ltd.	57,127
15,587		Denso Corp.	443,762
42		East Japan Railway Co.	249,552
2,800		Exedy Corp.	64,526
1,100		Fanuc Ltd.	86,689
9,800		Fuji Photo Film Co., Ltd.	311,840
190	S	Fuji Television Network, Inc.	421,958
17,000		Gunma Bank Ltd.	121,118
8,400		Hitachi Capital Corp.	178,651
21,063	S	Honda Motor Co., Ltd.	1,171,475
7,700		Ibiden Co., Ltd.	312,010
122		Japan Tobacco, Inc.	1,928,803
14,000		Joyo Bank Ltd.	93,592
19,126		Koito Manufacturing Co., Ltd.	257,187
101,471		Matsushita Electric Industrial
		Co., Ltd.	1,859,582
328	S	Mitsubishi Tokyo Financial
		Group, Inc.	4,120,918
374	S	Mizuho Financial Group, Inc.	2,496,842
8,000		NGK Spark Plug Co., Ltd.	128,550
1,300	@	Nidec Corp.	72,033
15,290		Nikko Cordial Corp.	185,623
42,906		Nissan Motor Co., Ltd.	449,831
7,700		Nitto Denko Corp.	466,234
15,230		Nomura ETF - Nikkei 225
		Exchange Traded Fund	1,792,457
45,953		Nomura Holdings, Inc.	708,933
248,400		Nomura TOPIX Exchange
		Traded Fund	3,113,402
500		ORIX Corp.	93,758
8,000		Ricoh Co., Ltd.	127,134
3,500		Secom Co., Ltd.	174,640
5,586	@	Seven & I Holdings Co., Ltd.	182,353
1,102		SMC Corp.	146,658
13,433		Sony Corp.	438,873
273	S	Sumitomo Mitsui Financial
		Group, Inc.	2,521,385

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Japan (continued)
43,830		Sumitomo Trust & Banking
		Co., Ltd.	$373,155
6,100		Takeda Chemical Industries Ltd.	334,374
4,570		Takefuji Corp.	319,845
46,100	S	Tokyo Broadcasting System, Inc.	1,303,205
16,000		Toppan Printing Co., Ltd.	154,383
51,000		Toshiba Corp.	236,758
45,800	S	Toyota Motor Corp.	2,123,859
11,100		Yamaha Motor Co., Ltd.	238,418
3,092		Yamanouchi Pharmaceutical
		Co., Ltd.	110,449
			34,044,193
		Luxembourg: 0.1%
6,516	@,L	Millicom Intl. Cellular SA	123,999
4,058	@	SBS Broadcasting SA	216,089
			340,088
		Mexico: 0.6%
13,433		Consorcio ARA SA	49,538
57,758		Fomento Economico Mexicano
		SA de CV	391,652
6,640		Fomento Economico Mexicano
		SA de CV ADR	451,454
56,610		Grupo Financiero Banorte
		SA de CV	482,194
14,960	@	Urbi Desarrollos Urbanos
		SA de CV	94,319
			1,469,157
		Netherlands: 2.0%
14,959		ABN Amro Holding NV	353,632
15,219		Aegon NV	229,381
4,661		Euronext NV	195,514
6,468		European Aeronautic Defense
		and Space Co.	223,981
17,793		Heineken NV	563,601
43,920		Koninklijke Philips Electronics NV	1,147,919
31,610		Royal KPN NV	300,183
6,239	@	Royal Numico NV	252,552
23,062		TPG NV	543,539
8,607		Unilever NV	605,282
5,657		VNU NV	179,917
			4,595,501
		New Zealand: 0.1%
160,764		Auckland Intl. Airport Ltd.	221,065
			221,065
		Norway: 2.0%
45,000		Acta Holding ASA	105,924
14,526		DNB Holding ASA	148,552
18,610	S	Norsk Hydro ASA	1,848,372
8,500		Orkla ASA	298,322
84,415		Statoil ASA	1,875,328
24,394		Telenor ASA	238,036
27,400		Tomra Systems ASA	187,407
			4,701,941
		Philippines: 0.1%
7,480		Ayala Corp.	39,523
48,400		Bank of the Philippine Islands	46,026
2,346		Globe Telecom, Inc.	30,196
6,100	L	Philippine Long Distance
		Telephone ADR	$183,915
			299,660
		Poland: 3.8%
14,828		Agora SA	281,349
3,721		Bank BPH SA	708,459
10,111		Bank Handlowy w Warszawie	179,534
57,150		Bank Millennium SA	79,774
47,950		Bank Pekao SA	2,275,882
15,562	@	Bank Zachodni WBK SA	524,281
15,273	@	Budimex SA	177,501
13,619	@	CCC SA	96,280
5,755	@	Cersanit-Krsnystaw SA	209,866
4,572		Grupa Kety SA	181,475
5,162		Inter Cars SA	38,650
1,975	@	Inter Groclin Auto SA	53,005
8,149		Orbis SA	73,811
4,510		Polska Grupa Framaceutycz SA	70,789
78,920	@	Polski Koncernmiesny Duda SA	241,410
353,180	S	Pows Zechna Kasa Oszczednosci
		Bank Polski	2,966,230
10,496		Sniezka SA	72,883
1,308	@	Stomil Sanok	44,258
97,140	S	Telekomunikacja Polska SA	698,665
			8,974,102
		Portugal: 0.1%
91,438		Banco Comercial Portugues SA	231,176
6,004		Jeronimo Martins	86,473
			317,649
		Romania: 1.0%
895,328		Impact	124,249
1,069,500	@	Rolast AG	26,254
149,561		Romanian Bank for
		Development SA	631,472
154,500		SIF 1 Banat Crisana Arad	91,022
167,500		SIF 2 Moldova Bacau	101,422
127,000		SIF 3 Transilvania Brasov	73,574
232,500		SIF 4 Muntenia Bucuresti	96,644
147,500		SIF 5 Oltenia Craiova	103,795
8,537,510	@	SNP Petrom SA	1,128,908
585,000	@	Socep Constanta	52,654
			2,429,994
		Russia: 4.2%
34,300	L	Lukoil ADR	1,890,240
15,950	L	MMC Norilsk Nickel ADR	1,172,325
5,547		Moscow City Telephone ADR	91,526
170		NovaTek OAO	374,289
534	#	NovaTek OAO GDR	11,748
33,267	L	OAO Gazprom GDR	1,967,080
3,677		Sberbank RF	3,270,609
2,289		Sibirtelecom ADR	114,084
43,845		Tyumen Oil Co.	271,839
7,255	L	Unified Energy System GDR	256,102
25,037	L	Uralsvyazinform ADR	174,758
30,398		VolgaTelecom ADR	220,689
			9,815,289
		Singapore: 0.1%
124,000		Singapore
		Telecommunications Ltd.	170,663
			170,663

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		South Korea: 1.0%
4,350		Samsung Electronics Co., Ltd.	$2,324,515
			2,324,515
		Spain: 1.4%
10,492		ACS Actividades de Construccion
		y Servicios SA	299,625
12,435		Cintra Concesiones DE Infrae	147,400
12,286		Corp Mapfre SA	215,031
23,123		Endesa SA	573,806
7,311		Fadesa SA	245,677
7,485		Grupo Empresarial Ence SA	237,024
9,310		Grupo Ferrovial	687,459
16,152		Inditex SA	477,946
12,995		Promotora de Informaciones SA	238,192
14,605		Telefonica SA	232,994
			3,355,154
		Sweden: 3.1%
6,426		Autoliv, Inc.	276,061
38,200		ForeningsSparbanken AB	942,596
30,514		Getinge AB	381,378
5,350		Hennes & Mauritz AB	173,600
12,650	@	Modern Times Group AB	484,678
174,000		Nordea AB	1,704,494
78,600		Skandinaviska Enskilda Banken AB	1,466,024
65,263		Skanska AB	913,916
37,195		Svenska Handelsbanken AB	847,785
45,563		Telefonaktiebolaget LM Ericsson	149,281
10,500		TeliaSonera AB	51,346
			7,391,159
		Switzerland: 7.2%
1,140		BKW FMB Energie AG	76,564
17,644		Compagnie Financiere
		Richemont AG	670,317
26,906		Holcim Ltd.	1,672,976
15,917	S	Nestle SA	4,732,981
965		Nobel Biocare Holding AG	222,166
56,609		Novartis AG	3,040,537
31,694	S	Roche Holding AG	4,728,787
126		SGS SA	92,727
9,984		Swatch Group AG	1,383,087
3,238		Synthes, Inc.	342,414
394	@	Unique Zurich Airport	65,313
			17,027,869
		Turkey: 3.9%
368,306	S	Akbank TAS	2,307,481
19,487		Cimsa Cimento Sanayi VE Tica	113,977
346,008	@	Dogan Sriketler Grubu Holdings	871,499
301,833		HACI Omer Sabanci Holding	1,420,565
30,295		Hurriyet Gazetecilik Ve Matb	85,965
114,898		KOC Holding AS	430,400
6,793		Tupras Turkiye Petrol Rafine	116,731
473,123	@	Turkiye Garanti Bankasi	1,414,285
359,281		Turkiye Is Bank ASI - C	2,506,110
			9,267,013
		Ukraine: 0.1%
1,530	@,I	Centrenergo ADR	9,104
87		Ukrnafta Open JT STK ADR	18,287
16,172		UkrTelecom ADR	106,535
			133,926
		United Kingdom: 10.7%
37,667		Associated British Ports
		Holdings PLC	$365,382
106,953		BAA PLC	1,162,152
55,127		BAE Systems PLC	322,624
59,393		Barclays PLC	588,680
13,743		BG Group PLC	120,921
7,840		British Land Co. PLC	123,560
21,225		British Sky Broadcasting PLC	191,613
103,406		Burberry Group PLC	702,506
19,459		Cadbury Schweppes PLC	191,787
117,853		Compass Group PLC	396,681
182,479	S	Diageo PLC	2,695,750
11,193		Exel PLC	239,114
141,784		GlaxoSmithKline PLC	3,688,279
34,701		Highland Gold Mining Ltd.	137,602
265,523		Hilton Group PLC	1,595,969
23,528		Imperial Tobacco Group PLC	674,354
11,664	@	Kazakhmys PLC	111,500
16,730		National Grid PLC	153,045
31,156		Pearson PLC	346,539
86,000		Peninsular and Oriental Steam
		Navigation Co.	615,335
22,050	@	Peter Hambro Mining PLC	304,387
51,835		Prudential PLC	434,958
31,082		Reckitt Benckiser PLC	939,320
35,515	@	Rolls-Royce Group PLC	229,586
1,186,201	@	Rolls-Royce Group PLC - Class B	2,100
13,625		Royal Bank of Scotland Group PLC	377,357
2,366		SABMiller PLC	44,646
21,234		Scottish & Newcastle PLC	175,774
46,824		Scottish Power PLC	458,334
33,655		Smith & Nephew PLC	284,737
12,254		Smiths Group PLC	198,007
9,256	@	Telewest Global, Inc.	211,129
363,794		Tesco PLC	1,937,450
1,354,984	S	Vodafone Group PLC	3,558,033
14,546		Whitbread PLC	242,150
41,723		William Hill PLC	394,898
15,576		Wolseley PLC	316,919
72,977		WPP Group PLC	716,991
			25,250,169
		United States: 0.2%
19,086	L	News Corp., Inc.	287,435
2,231		Southern Copper Corp.	123,017
			410,452
		Venezuela: 0.1%
10,148		Cia Anonima Nacional Telefonos
		de Venezuela ADR	130,909
			130,909
		Total Common Stock
		(Cost $180,694,082)	211,643,701
PREFERRED STOCK: 0.2%
		Germany: 0.2%
18,350		ProSieben SAT.1 Media AG	315,695
3,215		Volkswagen AG	130,387
		Total Preferred Stock
		(Cost $398,415)	446,082

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
RIGHTS: 0.0%
		Cyprus: 0.0%
7,554	@	Bank of Cyprus	$7,554
		Total Rights
		(Cost $-)	7,554
EQUITY-LINKED SECURITIES: 2.1.%
		India: 0.5%
150,817	@,#	Bharti Televentures	1,078,342
			1,078,342
		Japan: 1.1%
21,404	@	NIKKEI	2,519,091
			2,519,091
		United Kingdom: 0.5%
103,758	@	Velvet Hill Fund Ltd.	1,300,485
			1,300,485
		Total Equity Linked Securities
		(Cost $4,604,532)	4,897,918
WARRANTS: 0.1%
		India: 0.1%
14,147	@,#	State Bank of India Ltd.	262,851
		Total Warrants
		(Cost $284,631)	262,851
		Total Long-Term Investments
		(Cost $185,981,660)	217,260,206

Principal Amount			Value
SHORT-TERM INVESTMENTS: 2.1%

	Securities Lending CollateralCC: 2.1%
$4,949,000	The Bank of New York Institutional
	Cash Reserves Fund		$4,949,000
	Total Short-Term Investments
	(Cost $4,949,000)		4,949,000
	Total Investments In
	Securities (Cost
	$190,930,660)*	94.2%	$222,209,206
	Other Assets and
	Liabilities-Net	5.8	13,621,849
	Net Assets	100.0%	$235,831,055

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

Equity Linked Securities (ELKS) are short-term investments that offer current income as well as limited protection against the decline in the price of the stock on which it is based.

@       Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

SIF     Societati de Investitii Financiare

#        Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc       Securities purchased with cash collateral for securities loaned.

S        Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I         Illiquid security

L        Loaned security, a portion or all of the security is on loan at October 31, 2005.

*        Cost for federal income tax purposes is $192,117,959.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,910,510
Gross Unrealized Depreciation	(2,819,263)
Net Unrealized Appreciation	$30,091,247

At October 31, 2005 the following forward foreign currency contracts were outstanding for the ING Foreign Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
British Pound Sterling			USD
GBP 1,027,150	Buy	11/30/05	1,851,951	1,817,687	$(34,264)
Japanese Yen			USD
JPY 252,060,900	Buy	12/01/05	2,525,028	2,173,006	(352,022)
Japanese Yen			USD
JPY 686,426,691	Buy	12/09/05	6,540,200	5,923,820	(616,380)
Japanese Yen			USD
JPY 125,785,500	Buy	12/01/05	1,260,755	1,084,392	(176,363)
Japanese Yen			USD
JPY 194,222,019	Buy	11/08/05	1,757,665	1,670,011	(87,654)
Japanese Yen			USD
JPY 153,706,900	Buy	12/21/05	1,400,072	1,328,550	(71,522)
Turkish New Lira			USD
TRY 1,625,419	Buy	11/28/05	1,146,276	1,193,024	46,748
					$(1,291,457)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
British Pound Sterling			USD
GBP 168,600	Sell	11/30/05	308,912	298,362	$10,550
Czech Republic, Koruna			USD
CZK 15,501,996	Sell	11/30/05	641,400	627,265	14,135
Czech Republic, Koruna			USD
CZK 12,001,391	Sell	12/27/05	493,641	486,433	7,208
Czech Republic, Koruna			USD
CZK 17,206,100	Sell	12/29/05	704,002	697,474	6,528
Czech Republic Koruna			USD
CZK 2,567,850	Sell	12/29/05	105,473	103,732	1,741
Czech Republic, Koruna			USD
CZK 19,081,262	Sell	01/23/06	770,649	774,486	(3,837)
Hungarian Forint			USD
HUF 97,214,072	Sell	12/29/05	469,611	464,116	5,495
Japanese Yen			USD
JPY 686,426,691	Sell	12/09/05	6,100,161	5,923,820	176,341
Polish Zloty			USD
PLN 3,515,901	Sell	01/23/06	1,076,088	1,061,020	15,068
Turkish New Lira			USD
TRY 1,625,419	Sell	11/28/05	1,104,000	1,193,022	(89,022)
Turkish New Lira			USD
TRY 960,885	Sell	12/27/05	694,934	699,340	(4,406)
					$139,801

Industry	Percentage of Net Assets
Advertising	0.5%
Aeorspace/Defense	0.3
Agriculture	1.1
Apparel	0.6
Auto Manufacturers	2.0
Auto Parts and Equipment	0.9
Banks	22.7
Beverages	2.8
Building Materials	2.2
Chemicals	0.8
Commercial Services	0.6
Computers	0.1
Cosmetics/Personal Care	0.0
Distribution/Wholesale	0.2
Diversified Financial Services	2.0
Electric	2.1
Electrical Components and Equipment	0.5
Electronics	0.7
Engineering and Construction	3.6
Entertainment	0.8
Environment Control	0.1
Food	4.1
Food Service	0.2
Forest Products and Paper	0.2
Hand/Machine Tools	0.1
Healthcare - Products	0.6
Healthcare - Services	0.6
Holding Companies - Diversified	2.2
Home Furnishings	1.0%
Household Products/Wares	0.6
Insurance	1.1
Internet	0.0
Investment Companies	7.5
Leisure Time	0.1
Lodging	0.1
Machinery - Diversified	0.1
Media	2.0
Mining	2.1
Miscellaneous Manufacturing	0.9
Mutual Funds	0.2
Office/Business Equipment	0.6
Oil and Gas	5.8
Pharmaceuticals	6.5
Real Estate	0.5
Real Estate Investment Trusts	0.3
Retail	1.9
Semiconductors	1.0
Sovereign	0.0
Telecommunications	5.7
Textiles	0.2
Transportation	1.2
Water	0.1
Securities Lending Collateral	2.1
Other Assets and Liabilities, net	5.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 96.0%
		Australia: 1.2%
95,500		BHP Billiton Ltd.	$1,480,074
			1,480,074
		Belgium: 1.9%
14,400		Belgacom SA	482,353
61,500		Fortis	1,749,548
			2,231,901
		Brazil: 0.7%
10,000	#,L	Cyrela Brazil Realty SA GDR	785,881
			785,881
		Canada: 1.7%
43,406		EnCana Corp.	1,987,134
			1,987,134
		Denmark: 1.0%
22,100		TDC A/S	1,237,784
			1,237,784
		Finland: 0.6%
38,800		UPM-Kymmene OYJ	749,589
			749,589
		France: 7.3%
43,500	@,L	Business Objects SA	1,489,658
54,589		France Telecom SA	1,418,388
18,621		Sanofi-Synthelabo SA	1,490,994
18,578		Societe Generale	2,120,735
5,339		Total SA	1,342,834
7,400	L	Total SA ADR	932,548
			8,795,157
		Germany: 9.5%
20,007		Allianz AG	2,819,586
39,700		Deutsche Bank AG	3,712,340
9,600		Henkel KGaA	823,314
30,250		Schering AG	1,864,117
13,974		Siemens AG	1,038,274
9,200		Solarworld AG	1,248,874
			11,506,505
		Greece: 0.9%
35,688		Alpha Bank AE	1,024,250
			1,024,250
		Hong Kong: 3.5%
63,000	L	China Mobile Hong Kong
		Ltd. ADR	1,414,350
312,000		Hong Kong Exchanges and
		Clearing Ltd.	1,046,157
382,500		HongKong Electric Holdings	1,808,942
			4,269,449
		Japan: 21.2%
30,690		Acom Co., Ltd.	1,994,604
191,000		Amada Co., Ltd.	1,459,240
166,000		Bank of Kyoto Ltd.	1,834,988
67,000		Komatsu Ltd.	892,793
14,400		Kyocera Corp.	933,974
101		Mitsubishi Tokyo Financial
		Group, Inc.	1,269,468
8,110		Nippon Television Network Corp.	$1,313,019
10,500		ORIX Corp.	1,968,917
22,000		Promise Co., Ltd.	1,390,170
341	@	Resona Holdings, Inc.	988,691
37,200		Sankyo Co., Ltd.	1,967,160
105,000		Sekisui House Ltd.	1,307,653
72,000		Sharp Corp.	988,701
119,000		Sumitomo Electric Industries Ltd.	1,565,974
59,100		Takeda Chemical Industries Ltd.	3,239,593
118,000		Tokuyama Corp.	1,172,282
26,500		Toyota Motor Corp.	1,228,870
			25,516,097
		Malaysia: 1.8%
811,500		Tenaga Nasional BHD	2,149,669
			2,149,669
		Netherlands: 8.4%
99,919		Aegon NV	1,505,983
18,229		European Aeronautic Defense
		and Space Co.	631,254
67,533		Heineken NV	2,139,136
112,823		Royal Dutch Shell PLC	3,476,990
34,000		Unilever NV	2,391,027
			10,144,390
		Singapore: 1.0%
912,000	@	Singapore
		Telecommunications Ltd.	1,255,196
			1,255,196
		South Africa: 0.7%
76,900		JD Group Ltd.	824,239
			824,239
		South Korea: 1.4%
14,830		Kookmin Bank	846,825
5,350	@	NHN Corp.	898,043
			1,744,868
		Spain: 1.2%
49,400		Repsol YPF SA	1,470,633
			1,470,633
		Sweden: 1.3%
158,000		Nordea AB	1,547,759
			1,547,759
		Switzerland: 11.0%
6,666	@	Barry Callebaut AG	1,864,617
39,928		Credit Suisse Group	1,763,678
12,810		Nestle SA	3,809,103
29,438		Novartis AG	1,581,150
19,280		Novartis AG ADR	1,037,650
35,600		STMicroelectronics NV	585,976
14,086		UBS AG	1,199,268
59,815		Xstrata PLC	1,370,578
			13,212,020
		United Kingdom: 18.6%
19,218		AstraZeneca PLC	859,846
145,900		Barclays PLC	1,446,103
278,000		BP PLC	3,080,080
178,600		Cadbury Schweppes PLC	1,760,269

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		United Kingdom (continued)
161,261		Capita Group PLC	$1,113,518
159,669		Gallaher Group PLC	2,481,388
159,890		HBOS PLC	2,362,298
88,000		HSBC Holdings PLC	1,382,869
43,200		Imperial Tobacco Group PLC	1,238,188
642,100		Legal & General Group PLC	1,219,770
87,953		Reed Elsevier PLC	803,529
61,000		Severn Trent PLC	1,033,615
1,395,849		Vodafone Group PLC	3,665,343
			22,446,816
		United States: 1.1%
32,200	L	Newmont Mining Corp.	1,371,720
			1,371,720
		Total Common Stock
		(Cost $107,153,960)	115,751,131

Principal Amount			Value

SHORT-TERM INVESTMENTS: 7.8%
	Repurchase Agreement: 3.7%
$4,462,000	Deutsche Bank Repurchase Agreement dated 10/31/05, 4.000%, due 11/01/05, $4,462,496 to be received upon repurchase (Collateralized by $4,623,000 Various U.S. Agency Obligations, 5.300%-6.250%, Market Value plus accrued interest $4,551,358, due 08/11/15-10/27/25)		4,462,000

	Total Repurchase Agreement
	(Cost $4,462,000)		4,462,000
	Securities Lending CollateralCC 4.1%
4,871,000	The Bank of New York Institutional
	Cash Reserves Fund		4,871,000
	Total Securities Lending Collateral
	(Cost $4,871,000)		4,871,000
	Total Short-Term Investment
	(Cost $9,333,000)		9,333,000
	Total Investments In
	Securities (Cost
	$116,486,960)*	103.8%	$125,084,131
	Other Assets and
	Liabilities-Net	(3.8)	(4,549,451)
	Net Assets	100.0%	$120,534,680

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@       Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc       Securities purchased with cash collateral for securities loaned.

#                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L        Loaned security, a portion or all of the security is on loan at October 31, 2005.

*        Cost for federal income tax purposes is $116,636,141. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,196,043
Gross Unrealized Depreciation	(2,748,053)
Net Unrealized Appreciation	$8,447,990

Industry	Percentage of Net Assets
Aerospace/Defense	0.5%
Agriculture	3.1
Auto Manufacturers	1.0
Banks	19.2
Beverages	1.8
Chemicals	1.0
Commercial Services	0.9
Diversified Financial Services	5.3
Electric	3.3
Electrical Components and Equipment	2.1
Electronics	0.8
Energy - Alternate Sources	1.0
Food	8.1
Forest Products and Paper	0.6
Home Builders	1.1
Household Products/Wares	0.7
Insurance	4.6
Internet	0.7
Leisure Time	1.6
Machinery - Diversified	1.9
Media	1.8
Mining	3.5
Miscellaneous Manufacturing	0.9
Oil and Gas	10.2
Pharmaceuticals	8.4
Real Estate	0.7
Retail	0.7
Semiconductors	0.5
Software	1.2
Telecommunications	7.9
Water	0.9
Repurchase Agreement	3.7
Securities Lending Collateral	4.1
Other Assets and Liabilities, Net	(3.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 97.7%
		Australia: 8.7%
108,418		Adelaide Bank Ltd.	$1,011,994
194,824		Adelaide Brighton Ltd.	308,845
27,801		Alesco Corp., Ltd.	176,792
48,326		Alinta Ltd.	390,614
19,419		Ansell Ltd.	153,274
57,400	@	ARC Energy Ltd.	80,904
107,566		Australian Stock Exchange Ltd.	2,317,204
259,801	L	Babcock & Brown Ltd.	3,250,276
14,791		Bank of Queensland Ltd.	154,510
133,221	@	Baycorp Advantage Ltd.	321,084
53,297		Billabong International Ltd.	517,057
1,388,024	@	Burns Philp & Co., Ltd.	1,184,592
3,572		Cochlear Ltd.	101,698
128,464		Corporate Express Australia Ltd.	577,724
396,314		DB Rreef Trust	395,650
146,417		Downer EDI Ltd.	667,713
148,417		Excel Coal Ltd.	748,999
248,421		Galileo Shopping America Trust	211,789
28,900		Healthscope Ltd.	123,541
28,463		Leighton Holdings Ltd.	325,512
133,219	L	MacArthur Coal Ltd.	584,251
946,283	L	Metcash Ltd.	2,876,809
216,079		Multiplex Group	536,001
243,097		OneSteel Ltd.	642,925
91,084		Pacific Brands Ltd.	186,431
195,610	@	PMP Ltd.	231,345
21,461		Ramsay Health Care Ltd.	141,330
131,233	L	Record Investments Ltd.	753,667
40,447		SFE Corp., Ltd.	377,221
373,166		Smorgon Steel Group Ltd.	412,834
21,296		Spotless Group Ltd.	79,584
153,917	@	Tap Oil Ltd.	280,642
20,343		UNiTAB Ltd.	193,898
85,688		United Group Ltd.	673,821
60,147		WorleyParsons Ltd.	441,418
2,226,896	L	Zinifex Ltd.	8,134,163
			29,566,112
		Austria: 0.2%
5,442		Andritz AG	494,135
867		Boehler-Uddeholm AG	131,422
			625,557
		Belgium: 1.1%
12,633		Colruyt SA	1,635,460
35,201		Compagnie Maritime Belge SA	1,171,652
6,088		Euronav NV	187,393
2,970		Omega Pharma SA	153,320
3,000		Oriflame Cosmetics SA	77,398
4,348		Umicore	434,905
			3,660,128
		Canada: 4.0%
107,900		Algoma Steel, Inc.	2,113,086
10,500		Focus Energy Trust	189,606
119,400		IPSCO, Inc.	8,518,082
5,200		Laurentian Bank Of Canada	133,797
14,400		Northbridge Financial Corp.	392,122
7,400	@,L	Novatel, Inc.	211,196
107,000	@,#	Rona, Inc.	1,990,234
3,200		Rothmans, Inc.	65,435
2,000		Vermilion Energy Trust	44,322
			13,657,880
		China: 0.5%
1,958,000	L	Angang New Steel Co., Ltd.	$1,065,990
218,000		Anhui Expressway Co.	110,575
300,000		Dongfang Electrical Machinery
		Co., Ltd.	234,722
82,000		FU JI Food and Catering
		Services Holdings Ltd.	93,501
280,000		Tingyi Cayman Islands
		Holding Corp.	95,713
294,000		Travelsky Technology Ltd.	253,184
			1,853,685
		Denmark: 3.8%
9,400		Auriga Industries	252,391
130		D/S Norden	58,492
53,250	L	D/S Torm A/S	2,837,302
13,500		DSV A/S	1,315,289
304,400		GN Store Nord	3,667,504
67,400	@	Jyske Bank	3,383,957
4,450		NKT Holding A/S	174,336
440		Sjaelso Gruppen	95,349
10,810		Sydbank A/S	249,861
11,450	@	Topdanmark A/S	873,000
			12,907,481
		Finland: 0.5%
12,200		Finnair OYJ	151,428
95,500		Raisio Group PLC	244,773
64,400		Rautaruukki OYJ	1,313,764
			1,709,965
		France: 6.5%
12,955	@	Alten	376,989
8,745		Bourbon SA	706,622
19,122		CFF Recycling	512,795
301,937		Elior	3,934,976
825		Eramet SLN	81,769
6,922		Etablissements Maurel et Prom	127,844
15,742	@	GameLoft	104,121
7,244		Generale de Sante	250,716
6,447		Iliad SA	343,819
3,280		Kaufman & Broad SA	243,663
82,583		Neopost SA	7,962,749
12,798		Nexans SA	601,540
12,050		Nexity	549,207
36,340	@	Oberthur Card Systems SA	319,168
5,447		Pinguely-Haulotte	98,385
4,982		Trigano SA	210,478
47,034	@	UBISOFT Entertainment	2,167,769
7,935	L	Vallourec	3,565,335
			22,157,945
		Germany: 2.9%
7,475		AWD Holding AG	200,401
24,228		Balda AG	276,885
2,043		Deutsche Wohnen AG	461,260
25,025	@	EM.TV AG	141,662
20,201	@	Lanxess	586,989
2,915		Leoni AG	91,092
8,321		MPC Muenchmeyer Petersen
		Capital AG	588,702
51,923		Salzgitter AG	2,286,076
1,948		Solarworld AG	264,436
34,486	@	Techem AG	1,371,646

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Germany (continued)
5,000		United Internet AG	$160,642
39,387		Wincor Nixdorf AG	3,450,463
			9,880,254
		Greece: 1.9%
110,240		Germanos SA	1,640,227
9,340		Motor Oil Hellas Corinth
		Refineries SA	201,809
134,600		Tsakos Energy Navigation Ltd.	4,620,818
			6,462,854
		Hong Kong: 4.0%
128,000	L	ASM Pacific Technology	594,250
5,480,000		Cnpc Hong Kong Ltd.	1,070,233
1,408,000		Emperor International Holdings	312,390
194,000		Galaxy Entertainment Group Ltd.	106,540
202,000	L	Jinhui Shipping &
		Transportation Ltd.	708,874
434,000		Midland Realty Holdings	211,370
878,000		New World Development Ltd.	1,086,621
777,200	L	Orient Overseas
		International Ltd.	2,479,113
1,659,000	L	Pacific Basin Shipping Ltd.	766,969
6,794,000		Solomon Systech
		International Ltd.	2,506,110
38,000		Television Broadcasts Ltd.
8,040,000	@,L	Titan Petrochemicals Group Ltd.	603,700
85,000	L	Vtech Holdings Ltd.	361,826
371,500		Wing Hang Bank Ltd.	2,542,863
			13,562,341
		Ireland: 0.1%
44,400		C&C Group PLC	273,978
2,100		FBD Holdings PLC	77,251
			351,229
		Italy: 1.5%
80,569		Aedes S.p.A	533,760
82,586		Astaldi S.p.A.	518,044
220,621		Banca Finnat Euramerica S.p.A.	325,474
13,172		Benetton Group S.p.A.	139,061
88,052		CIR-Compagnie Industriali
		Riunite S.p.A.	249,199
194,213		Cremonini S.p.A.	501,662
24,995		Davide Campari-Milano S.p.A.	169,500
105,140	L	Esprinet S.p.A.	895,240
42,453		Marzotto S.p.A.	190,048
119,087		Milano Assicurazioni S.p.A.	744,469
5,018		Pirelli & C Real Estate S.p.A.	274,720
41,115		Sogefi S.p.A.	232,541
1,851		Tod’s S.p.A.	105,803
35,937	L	Unipol S.p.A.	91,821
4,212	@	Valentino Fashion Group S.p.A.	98,527
			5,069,869
		Japan: 31.2%
8,900	L	ABILIT Corp.	276,573
7,500		Aeon Fantasy Co., Ltd.	185,529
42,400		Aichi Corp.	278,050
26,000		Air Water, Inc.	237,776
357,600		AOC Holdings, Inc.	6,616,781
87,000	L	Asahi Soft Drinks Co., Ltd.	967,770
62,000		Asics Corp.	533,941
24		Axell Corp.	$89,789
95,601		Bosch Corp.	507,115
15,000		Canon Finetech, Inc.	301,797
23,000		Canon Sales Co., Inc.	502,630
24,300		Century Leasing System, Inc.	325,532
3,000	@	Chiba Kogyo Bank Ltd.	64,581
961,000	@	Chori Co., Ltd.	2,244,664
47,000	L	Cosmo Oil Co., Ltd.	228,702
11	@	Crayfish Co., Ltd.	194,760
711,000	L	Daiichi Chuo Kisen Kaisha	1,571,154
504,200	@	DIA Kensetsu Co., Ltd.	975,180
59,000	L	Diamond Lease Co., Ltd.	2,739,535
35,800	L	Eizo Nanao Corp.	1,310,469
573	L	en-japan, Inc.	2,440,705
7,700		Excel Co., Ltd.	171,258
12,400		FamilyMart Co., Ltd.	368,923
7,500		FANCL Corp.	366,908
541,000		Fuji Fire & Marine Insurance
		Co., Ltd.	2,147,584
17,700		Fuji Machine Manufacturing
		Co., Ltd.	215,596
209,000		Fujikura Ltd.	1,352,992
97,500		Fujitsu Frontech Ltd.	993,310
89,000	@,L	Fujitsu General Ltd.	275,749
222,900		Glory Ltd.	4,349,516
1,662,500	@,L	Haseko Corp.	5,786,324
12,500		Hitachi High-Technologies Corp.	290,303
119,000		Hodogaya Chemical Co., Ltd.	692,569
23,300		Hosiden Corp.	225,305
3,400		HS Securities Co., Ltd.	92,036
20,900		IBJ Leasing Co., Ltd.	407,142
50,000	@	Ichiyoshi Securities Co., Ltd	536,820
95,000	L	Iino Kaiun Kaisha Ltd.	930,477
38,000		Inabata & Co., Ltd.	337,794
141,900	L	Japan General Estate Co., Ltd.	2,017,626
69,000		Jidosha Buhin Kogyo Co., Ltd	424,695
14,900		Kanto Auto Works Ltd.	217,534
15,200		Keihin Corp.	338,150
292,000		Kenwood Corp.	545,410
156,000	@,L	Kumagai Gumi Co., Ltd.	713,062
791,000	L	Kyoei Tanker Co., Ltd.	2,780,467
41,700		Makita Corp.	968,023
15,100	L	Mars Engineering Corp.	464,153
1,223,000		Marubeni Corp.	5,732,107
46,000		Mitsui-Soko Co., Ltd.	256,148
3,900		Moshi Moshi Hotline, Inc.	369,433
66,000		Nabtesco Corp.	553,498
231,000		Nakayama Steel Works Ltd.	1,140,336
11,400		NEC Leasing Ltd.	229,408
506,000	L	Nippon Metal Industry Co., Ltd.	1,073,424
152,000		Nippon Suisan Kaisha Ltd.	609,106
367,000	L	Nippon Yakin Kogyo Co., Ltd.	1,372,853
1,004,000	L	Nissan Diesel Motor Co., Ltd.	5,435,411
42,000		Nissan Shatai Co., Ltd.	293,298
504,000		Nisshin Steel Co., Ltd.	1,599,985
30,500		Nissin Kogyo Co., Ltd.	1,363,219
11,900		Nitta Corp.	160,181
150,000		Okuma Corp.	1,286,660
374,000	L	Pacific Metals Co., Ltd.	1,629,589
5,900		Plenus Co., Ltd.	176,190
25,500		Point, Inc.	1,583,735
38,100		Ricoh Leasing Co., Ltd.	1,015,224
28	L	Round One Corp.	110,867
25,700		Ryohin Keikaku Co., Ltd.	1,713,687

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Japan (continued)
15,000		San-Ai Oil Co., Ltd.	$75,174
79,200		Santen Pharmaceutical Co., Ltd.	2,021,996
6,000		Sanyo Electric Credit Co., Ltd.	113,365
9,400		Sanyo Shinpan Finance Co., Ltd.	684,014
4,100		Seijo Corp.	112,088
8,600		Shinki Co., Ltd.	101,436
31,800		Shinko Electric Industries	1,980,928
396,000	L	Shinwa Kaiun Kaisha Ltd.	1,204,053
46,000	@	Sodick Co., Ltd.	531,141
13,400		STB Leasing Co., Ltd.	263,319
22,600		Sumisho Lease Co., Ltd.	1,074,297
12,000		Sumitomo Heavy Industries	84,031
16,900		Sundrug Co., Ltd.	953,937
24,200	L	Tachi-S Co., Ltd.	262,443
58,000		Takagi Securities Co., Ltd.	239,237
35,400	L	Tamron Co., Ltd.	485,900
87,000		TBK Co., Ltd.	495,343
96,000		Toa Corp.	201,570
130,000		Toagosei Co., Ltd.	659,881
4,900		Tocalo Co., Ltd.	126,539
47,000		Toho Gas Co., Ltd.	202,385
26,500		Tokyo Leasing Co., Ltd.	482,195
3,000		Tomen Electronics Corp.	73,683
19,000	@,L	Tomy Co., Ltd.	161,850
523,000		Tonichi Carlife Group, Inc.	3,160,870
191,000	@,L	Towa Real Estate Development
		Co., Ltd.	975,389
198,000		Toyo Suisan Kaisha Ltd.	3,433,584
8,500		Trusco Nakayama Corp.	194,755
28,000		UFJ Central Leasing Co., Ltd.	1,550,256
10,100		United Arrows Ltd.	538,490
158,000		Yamato Kogyo Co., Ltd.	2,345,515
88,000		Yamazen Corp.	540,457
20,000		Yokogawa Bridge Corp.	116,582
25,500		Yonekyu Corp.	290,348
569,000	@	Yuasa Trading Co., Ltd.	1,320,930
17,700		Yusen Air & Sea Service Co., Ltd.	675,048
123		Zephyr Co., Ltd.	407,148
			106,447,295
		Liechtenstein: 0.0%
1,170		Verwalt & Privat-Bank AG	184,354
			184,354
		Malaysia: 0.2%
120,400	@	Digi.Com BHD	222,142
86,300		Golden Hope Plantations Bhd	95,101
698,600		Lion Industries Corp. Bhd	150,824
24,700	@	Shell Refining Co.	68,731
			536,798
		Netherlands: 3.6%
56,678		Aalberts Industries NV	2,755,483
2,900		Athlon Holding NV	76,311
52,499	@	Axalto Holding NV	1,428,504
8,449		Boskalis Westminster	419,615
7,683		Exact Holding NV	224,444
25,514		Koninklijke BAM Groep NV	2,070,584
56,822		Nutreco Holding NV	2,286,656
65,700		Stork NV	2,441,438
9,628		United Services Group NV	310,441
6,212		Univar NV	249,250
			12,262,726
		New Zealand: 0.2%
126,091		Fletcher Building Ltd.	$693,804
			693,804
		Norway: 0.0%
80,000		Acta Holding ASA	188,310
			188,310
		Papua New Guinea: 1.4%
1,983,587		Oil Search Ltd.	4,905,554
			4,905,554
		Portugal: 0.1%
10,300	@	Impresa SGPS	57,291
15,805		Jeronimo Martins	227,633
			284,924
		Singapore: 0.7%
1,516,000		Hi-P Intl. Ltd.	1,254,416
114,000		Jurong Technologies Industrial
		Corp., Ltd.	131,467
322,000	@	SembCorp Industries Ltd.	512,600
133,000	L	Singapore Petroleum Co., Ltd.	378,280
			2,276,763
		South Korea: 3.1%
805,810	@	Curitel Communications, Inc.	1,402,653
51,850		Dongbu Insurance Co., Ltd.	654,745
143,450		Dongyang Mechatronics Corp.	604,449
18,900		Halla Engineering &
		Construction Corp.	511,593
17,450		Hanshin Construction Ltd.	256,667
34,870	L	INI Steel Co.	783,613
26,960		Korean Petrochemical
		Industrial Co.	797,238
224,050	@	KP Chemical Corp.	1,202,154
11,030		Kyeryong Construction
		Industrial Co., Ltd.	273,694
44,384		People & Telecommunication	382,075
1,099,210		S&T Dynamics Co., Ltd.	1,537,985
28,830		SeAH Steel Corp.	1,046,922
35,771		SFA Engineering Corp.	862,212
439,000	@	STX Pan Ocean Co., Ltd.	231,727
			10,547,727
		Spain: 2.2%
4,336		Abengoa SA	71,060
964		Cementos Portland
		Valderrivas SA	73,766
159,555	L	Fadesa SA	5,361,642
8,130	L	Grupo Empresarial Ence SA	257,449
7,442		Obrascon Huarte Lain SA	104,405
311,074	@	Tubacex SA	1,304,652
88,700	L	Uralita SA	403,983
			7,576,957
		Sweden: 0.9%
172,800	L	Eniro AB	1,889,611
15,500		JM AB	644,145
29,400	@	Lundin Petroleum AB	296,847
20,000		Trelleborg AB	306,775
			3,137,378

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Switzerland: 3.4%
1,490	@	Actelion NV	$167,349
1,339		AFG Arbonia-Forster Holding	363,399
109,974		Baloise Holding Ltd.	5,596,095
1,295	@	Barry Callebaut AG	362,238
4,540		Bucher Industries AG	362,182
9,597		Charles Voegele Holding AG	700,112
3,448		Geberit AG	2,385,861
80		Hiestand Holding AG	61,785
16,911		Phonak Holding AG	704,220
815		SGS SA	599,784
7,707		Vontobel Holding AG	216,081
			11,519,106
		Taiwan: 0.6%
1,697,440		Micro-Star International Co., Ltd.	863,993
310,000		ProMOS Technologies, Inc.	81,610
289,000		Quanta Storage, Inc.	387,144
656,000		U-Ming Marine Transport Corp.	649,241
277,000		Vanguard International
		Semiconductor Corp.	180,579
			2,162,567
		Thailand: 0.1%
3,071,600		Charoen Pokphand Foods PCL	395,644
			395,644
		Turkey: 2.9%
55,760		Aksa Akrilik Kimya Sanayii	485,033
15,000		Anadolu Efes Biracilik Ve Malt
		Sanayii AS	367,792
181,497	@	Ayen Enerji	290,724
297,293	@	Beko Elektronik	484,880
186,274		Bolu Cimento Sanayii	347,062
276,306		Bossa Ticaret Sanayi Isletme	231,762
203,000	@	Dogan Sriketler Grubu Holdings	511,301
310,212		Doktas Dokumculuk Ticaret	377,783
34,270	@	Efes Sinai Yatirim Holding AS	347,523
84,919		Eregli Demir ve Celik
		Fabrikalari TAS	459,172
28,916	@	Goodyear Lastikleri TAS	282,469
746,616		Ihlas Holding	439,626
64,236		Mardin Cimento Sanayii	289,192
264,065	@	Park Elektrik Madencilik
		Sanayi Ve Ticaret AS	970,736
443,805	@	Petrol Ofisi	1,541,582
172,470	@	TAT Konserve	252,330
32,350	@	Turcas Petrolculuk AS	202,740
61,364		Turk Ekonomi Bankasi AS	739,947
274,917		Turk Sise Ve Cam Fabrikalari	797,080
126,602	@	Vestel Elektronik Sanayi	443,377
			9,862,111
		United Kingdom: 11.3%
52,740		Admiral Group PLC	408,132
35,723		Aggreko PLC	151,261
211,837		Amlin PLC	832,969
257,529	@	Ashtead Group PLC	642,837
61,968		Body Shop International PLC	230,356
33,832		Bodycote International	135,709
348,206		BPB PLC	4,504,112
30,287		Britannic Group PLC	317,500
85,799		Burren Energy PLC	1,216,282
21,962		Cranswick PLC	235,102
41,100		Dairy Crest Group PLC	$327,905
93,479	@	Dana Petroleum PLC	1,365,645
88,334		De Vere Group PLC	935,994
125,613		First Choice Holidays PLC	434,383
34,500	@	Gyrus Group PLC	195,198
919,865		HMV Group PLC	3,065,301
47,900		Inchcape PLC	1,748,659
43,900		Intertek Group PLC	553,956
976,048	@,L	Jazztel PLC	1,135,061
53,697		London Stock Exchange PLC	538,568
133,703		Man Group PLC	3,647,127
176,367		Mcbride PLC	474,769
71,677		Michael Page International PLC	293,180
56,010	@	NETeller PLC	683,799
22,041		Northgate PLC	390,282
110,623		Paragon Group of
		Companies LLC	997,880
686,950		Pendragon PLC	4,649,938
203,829		SIG PLC	2,455,451
217,200		Somerfield PLC	749,077
249,600		Sportingbet PLC	1,326,037
48,586		Stanley Leisure PLC	522,338
14,550		Stolt-Nielsen SA	519,041
399,772		Taylor Woodrow PLC	2,216,705
57,039		TT electronics PLC	148,303
20,988		Ultra Electronics Holdings	327,073
			38,375,930
		Venezuela: 0.1%
21,600		Cia Anonima Nacional
		Telefonos de Venezuela ADR	278,640
			278,640
		Total Common Stock
		(Cost $292,540,849)	333,101,888
PREFERRED STOCK: 0.2%
		Italy: 0.2%
41,454		Instituto Finanziario Industriale
		S.p.A.	655,884
			655,884
		Total Preferred Stock
		(Cost $612,281)	655,884
RIGHTS: 0.0%
		Australia: 0.0%
3,612		Healthscope Ltd.	1,619
			1,619
		Total Rights (Cost $-)	1,619
		Total Long-Term Investments
		(Cost $293,153,130)	333,759,396

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
SHORT-TERM INVESTMENTS: 16.9%
	Securities Lending CollateralCC 16.9%
$57,748,000	The Bank of New York Institutional
	Cash Reserves Fund		$57,748,000
	Total Short-Term Investments
	(Cost $57,748,000)		57,748,000
	Total Investments In
	Securities (Cost
	$350,901,130)*	114.8%	$391,507,396
	Other Assets and
	Liabilities-Net	(14.8)	(50,497,796)
	Net Assets	100.0%	$341,009,600

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@       Non-income producing security

ADR  American Depositary Receipt

cc       Securities purchased with cash collateral for securities loaned.

#                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L        Loaned security, a portion or all of the security is on loan at October 31, 2005.

*        Cost for federal income tax purposes is $351,405,893. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,506,417
Gross Unrealized Depreciation	(16,404,914)
Net Unrealized Appreciation	$40,101,503

Industry	Percentage of Net Assets
Advertising	0.1%
Agriculture	0.2
Airlines	0.0
Apparel	0.4
Auto Manufacturers	1.7
Auto Parts and Equipment	1.8
Banks	2.6
Beverages	0.6
Building Materials	3.4
Chemicals	1.6
Coal	0.4
Commercial Services	1.1
Computers	2.0
Cosmetics/Personal Care	0.2
Distribution/Wholesale	4.1
Diversified Financial Services	6.9
Electric	0.4
Electrical Components and Equipment	0.8
Electronics	1.5
Energy - Alternate Sources	0.1
Engineering and Construction	2.6
Entertainment	0.6
Food	4.5
Food Service	1.2
Forest Products and Paper	0.1
Gas	0.2
Hand Machines/Tools	0.3
Healthcare - Products	0.3
Healthcare - Services	0.1%
Holding Companies - Diversification	0.5
Home Builders	2.5
Home Furnishings	0.5
Housewares	0.6
Insurance	3.5
Internet	0.9
Iron/Steel	7.6
Leisure Time	0.4
Lodging	0.3
Machinery - Construction and Mining	0.1
Machinery - Diversified	1.9
Media	0.8
Metal Fabricate/Hardware	2.1
Mining	2.9
Miscellaneous Manufacturing	3.0
Office/Business Equipment	2.4
Oil and Gas	5.0
Oil and Gas Services	0.4
Pharmaceuticals	0.7
Real Estate	3.9
Retail	6.6
Semiconductors	1.6
Software	0.8
Storage/Warehousing	0.1
Telecommunications	2.2
Textiles	0.1
Toys/Games/Hobbies	0.0
Transportation	6.7
Securities Lending Collateral	16.9
Other Assets and Liabilities, Net	(14.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 99.0%
		Belgium: 0.9%
959,210		Interbrew	$38,296,431
			38,296,431
		Brazil: 4.3%
9,510,883		Centrais Eletricas
		Brasileiras SA ADR	83,189,790
3,741,386	@,L	Contax Participacoes SA ADR	2,823,998
179,388	L	Tele Centro Oeste Celular
		Participacoes SA ADR	1,623,461
13,898	L	Tele Leste Celular
		Participacoes SA ADR	85,056
2,532,786	L	Tele Norte Leste
		Participacoes SA ADR	44,830,312
1,208,600	L	Telecomunicacoes
		Brasileiras SA ADR	40,270,552
169,474	@,L	Telesp Celular
		Participacoes SA ADR	618,580
111,928	L	Tim Participacoes SA ADR	2,268,781
			175,710,530
		Canada: 0.6%
12,138,000		Bombardier, Inc.	25,623,009
			25,623,009
		France: 5.1%
7,228,100	@	Alcatel SA	84,894,071
610,400		Carrefour SA	27,131,872
2,404,100		France Telecom SA	62,465,838
422,650		Sanofi-Synthelabo SA	33,841,817
			208,333,598
		Germany: 11.4%
2,160,893		Commerzbank AG	56,439,691
2,268,600		DaimlerChrysler AG	113,349,315
6,906,200		Deutsche Telekom AG	122,066,408
1,150,000		Heidelberger Druckmaschinen	36,514,810
411,200		Hypo Real Estate Holding	19,825,718
326,500		Muenchener
		Rueckversicherungs AG	38,310,355
359,298		Schering AG	22,141,269
981,217	L	Volkswagen AG	53,554,334
			462,201,900
		Hong Kong: 0.6%
1,624,636		Jardine Matheson
		Holdings Ltd.	25,701,314
			25,701,314
		Italy: 3.5%
10,705,782		Banca Intesa S.p.A.	49,976,404
10,329,085		Telecom Italia S.p.A.	29,876,874
11,513,600		UniCredito Italiano S.p.A.	63,832,363
			143,685,641
		Japan: 26.2%
3,873,136		Daiichi Sankyo Co., Ltd.	70,205,893
517,800		Fuji Photo Film Co., Ltd.	16,476,619
12,859,700		Hitachi Ltd.	79,190,162
4,749		Japan Tobacco, Inc.	75,081,036
4,914,000		Matsushita Electric
		Industrial Co., Ltd.	90,055,162
5,925		Millea Holdings, Inc.	107,195,573
26,907,000		Mitsubishi Heavy
		Industries Ltd.	101,677,662
8,334		Mitsubishi Tokyo Financial
		Group, Inc.	$104,749,968
4,932,000		Mitsui Sumitomo
		Insurance Co., Ltd.	63,156,323
13,125		Nippon Telegraph &
		Telephone Corp.	62,740,348
1,049,000		Ono Pharmaceutical Co., Ltd.	46,696,989
2,592,400		Sony Corp.	84,696,904
9,029		Sumitomo Mitsui Financial
		Group, Inc.	83,390,412
509,000		TDK Corp.	34,321,149
1,153,800		Yamanouchi
		Pharmaceutical Co., Ltd.	41,214,893
			1,060,849,093
		Mexico: 1.5%
2,942,320	L	Telefonos de Mexico SA de
		CV ADR	59,376,018
			59,376,018
		Netherlands: 8.8%
5,693,688		Aegon NV	85,815,472
1,737,200		Akzo Nobel NV	75,048,930
9,907,141	@	Koninklijke Ahold NV	69,090,899
1,188,700		Unilever NV	83,594,530
2,303,184		Wolters Kluwer NV	42,707,127
			356,256,958
		New Zealand: 1.4%
13,335,944		Telecom Corp. of
		New Zealand Ltd.	54,510,038
			54,510,038
		Portugal: 1.5%
6,709,676		Portugal Telecom SGPS SA	60,634,279
			60,634,279
		Singapore: 3.3%
3,652,191		DBS Group Holdings Ltd.	33,028,164
6,060,800	#	DBS Group Holdings Ltd. ADR	54,690,235
12,232,800		Oversea-Chinese Banking Corp.	45,495,324
			133,213,723
		South Korea: 3.6%
1,463,610		Korea Electric Power Corp.	47,878,231
2,745,880		Korea Electric Power
		Corp. ADR	44,840,220
183,200		KT Corp.	7,420,570
2,192,310		KT Corp. ADR	47,244,281
			147,383,302
		Spain: 4.6%
1,816,233		Banco Bilbao Vizcaya
		Argentaria SA	32,009,277
3,107,600		Banco Santander Central
		Hispano SA	39,549,526
7,078,302		Telefonica SA	112,920,298
			184,479,101
		Switzerland: 6.3%
568,600		Nestle SA	169,075,402
91,700		Swisscom AG	30,122,902
328,715	@	Zurich Financial Services AG	55,975,744
			255,174,048

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		United Kingdom: 15.1%
12,269,781		BT Group PLC	$46,195,543
48,322,582		Corus Group PLC	40,940,474
3,882,800		GlaxoSmithKline PLC	101,004,681
6,054,090		Imperial Chemical
		Industries PLC	30,835,153
78,261,262	@	Invensys PLC	18,005,194
10,163,000		ITV PLC	18,720,353
8,159,200		J Sainsbury Plc	40,312,262
11,046,451		Marks & Spencer Group PLC	81,675,631
32,163,031		Morrison WM Supermarkets	93,136,495
35,348,000		Royal & Sun Alliance
		Insurance Group	60,185,375
8,253,700		Unilever PLC	83,517,435
			614,528,596
		Venezuela: 0.4%
1,216,822		Cia Anonima Nacional
		Telefonos de Venezuela ADR	15,697,004
			15,697,004
		Total Common Stock
		(Cost $3,467,551,238)	4,021,654,583

Principal Amount			Value

SHORT-TERM INVESTMENTS: 2.6%

	Securities Lending CollateralCC 2.6%
$104,511,000	The Bank of New York Institutional
	Cash Reserves Fund		104,511,000
	Total Short-Term Investments
	(Cost $104,511,000)		104,511,000

	Total Investments In
	Securities (Cost
	$3,572,062,238)*	101.7%	$4,126,165,583
	Other Assets and
	Liabilities-Net	(1.7)	(69,549,673)
	Net Assets	100.0%	$4,056,615,910

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L                                         Loaned security, a portion or all of the security is on loan at October 31, 2005.

*                                         Cost for federal income tax purposes is $3,580,831,246. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$793,022,459
Gross Unrealized Depreciation	(247,688,122)
Net Unrealized Appreciation	$545,334,337

Percentage of
Industry	Net Assets
Agriculture	1.9%
Auto Manufacturers	4.1
Banks	14.4
Beverages	0.9
Chemicals	2.6
Computers	0.9
Electric	4.3
Electrical Components and Equipment	2.0
Food	13.9
Holding Companies - Diversified	0.6
Home Furnishings	4.3
Insurance	10.1
Iron/Steel	1.0
Machinery - Diversified	0.9
Media	1.5
Miscellaneous Manufacturing	4.0
Pharmaceuticals	7.8
Retail	2.0
Telecommunications	21.9
Securities Lending Collateral	2.6
Other Assets and Liabilities, Net	(1.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2005

Shares				Value
COMMON STOCK: 85.3%
		Australia: 1.8%
38,550		Alumina Ltd.		$166,737
				166,737
		Belgium: 1.7%
4,850		Belgacom SA		162,459
				162,459
		Canada: 5.4%
8,700	@	Barrick Gold Corp.		219,675
2,500	@	OPTI Canada, Inc.		77,720
4,300		Placer Dome, Inc.		85,785
2,250		Suncor Energy, Inc.		120,668
				503,848
		Finland: 1.7%
12,600		Stora Enso OYJ		161,099
				161,099
		France: 3.6%
430		Areva		194,712
3,330		Thales SA		143,372
				338,084
		Germany: 1.8%
5,900	@	Premiere AG		170,096
				170,096
		Italy: 3.4%
6,050		ENI-Ente Nazionale Idrocarburi S.p.A.		161,853
64,800		Telecom Italia S.p.A.		156,619
				318,472
		Japan: 30.0%
30		Central Japan Railway Co.		255,149
15,000		Dai Nippon Printing Co., Ltd.		245,475
12,990		Daiichi Sankyo Co., Ltd.		235,462
6,600		Fuji Photo Film Co., Ltd.		210,015
14,000		Kirin Brewery Co., Ltd.		155,730
6,600		Makita Corp.		153,212
9,000		Matsushita Electric Industrial Co., Ltd.		164,936
3,700		NEC Electronics Corp.		99,273
2,000		Nintendo Co., Ltd.		224,281
6,050		Nippon Telegraph &
		Telephone Corp. ADR		144,656
21,000		Sekisui House Ltd.		261,531
16,000		Shiseido Co., Ltd.		256,669
3,250		Takefuji Corp.		227,460
11,000		Wacoal Corp.		155,906
				2,789,755
		Netherlands: 6.0%
9,486		Aegon NV		142,973
3,832		Royal Dutch Shell PLC ADR		250,651
6,900		TPG NV		162,623
				556,247
		Papua New Guinea: 1.1%
79,400		Lihir Gold Ltd.		102,684
				102,684
		Portugal: 2.7%
90,340		Electricidade de Portugal SA		$255,476
				255,476
		South Africa: 2.5%
3,920		Anglogold Ashanti Ltd. ADR		153,272
750		Impala Platinum Holdings Ltd.		82,258
				235,530
		South Korea: 5.0%
9,400		Korea Electric Power Corp. ADR		153,502
14,380		KT Corp. ADR		309,889
				463,391
		Switzerland: 3.0%
510		Swisscom AG		167,532
4,920		Xstrata PLC		112,735
				280,267
		Taiwan: 3.5%
19,050		Chunghwa Telecom Co., Ltd. ADR		329,946
				329,946
		United Kingdom: 12.1%
5,500		Anglo American PLC		162,822
47,820		J Sainsbury PLC		236,265
7,040		Lonmin PLC		162,808
44,800		Misys PLC		162,692
58,950		Northern Foods PLC		157,096
22,850		United Utilities PLC		252,329
				1,134,012
		Total Common Stock
		(Cost $7,711,615)		7,968,103
		Total Investments In
		Securities (Cost
		$7,711,615)*	85.3%	$7,968,103
		Other Assets and
		Liabilities-Net	14.7	1,370,478
		Net Assets	100.0%	$9,338,581

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

*                                         Cost for federal income tax purposes is $7,723,166. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$531,079
Gross Unrealized Depreciation	(286,142)
Net Unrealized Appreciation	$244,937

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	1.5%
Apparel	1.7
Beverages	1.7
Commercial Services	2.6
Cosmetics/Personal Care	2.8
Diversified Financial Services	2.4
Electric	4.4
Energy - Alternate Sources	2.1
Food	4.2
Forest Products and Paper	1.7
Hand/Machine Tools	1.6
Home Builders	2.8
Home Furnishings	1.8
Insurance	1.5
Media	1.8
Mining	13.4
Miscellaneous Manufacturing	2.3
Oil and Gas	6.5
Pharmaceuticals	2.5
Semiconductors	1.1
Software	1.7
Telecommunications	13.6
Toys/Games/Hobbies	2.4
Transportation	4.5
Water	2.7
Other Assets and Liabilities, Net	14.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PRECIOUS METALS FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 98.0%

		Australia: 3.2%
2,000,000	@	Ballarat Goldfields NL	$462,374
95,000		Kingsgate Consolidated Ltd.	290,743
152,800		Newcrest Mining Ltd.	2,078,166
			2,831,283
		Canada: 67.2%
276,900		Agnico-Eagle Mines Ltd.	3,782,454
350,000	@	Alamos Gold, Inc.	1,353,058
91,600		Barrick Gold Corp.	2,312,900
454,200	@	Bema Gold Corp.	1,139,605
118,100	@,#	Centerra Gold, Inc.	2,267,785
482,550	@	Eldorado Gold Corp.	1,476,839
448,600	@	Gabriel Resources Ltd.	893,739
512,200	@	Gammon Lake Resources, Inc.	3,986,263
207,300	@	Glamis Gold Ltd.	4,398,906
209,725		GoldCorp, Inc.	4,204,956
500,000	@	Guinor Gold Corp.	589,208
279,800		Iamgold Corp.	2,001,158
220,000	@	Ivanhoe Mines Ltd./CA	1,647,800
935,000	@	Kensington Resources Ltd.	3,622,526
495,200	@	Kinross Gold Corp.	3,456,496
17,500	@	Major Drilling Group Intl.	247,467
167,600	@	Meridian Gold, Inc.	3,147,251
127,300	@	North Atlantic Resources Ltd.	404,709
152,800	@	PAN American Silver Corp.	2,427,992
237,900		Placer Dome, Inc.	4,746,105
4,075,300	@	Queenstake Resources Ltd	760,092
1,155,400	@	RIO Narcea Gold Mines Ltd.	1,390,927
363,600	@	SEMAFO, Inc.	462,380
800,000	@	Shore Gold, Inc.	4,869,654
130,700	@	Virginia Gold Mines, Inc.	712,476
650,000	@	Yamana Gold, Inc.	2,424,653
			58,727,399
		Jersey: 3.8%
242,800	@	Randgold Resources Ltd. ADR	3,306,936
			3,306,936
		Papua New Guinea: 3.5%
2,373,200	@	Lihir Gold Ltd.	3,069,140
			3,069,140
		Peru: 3.5%
119,700		Cia de Minas Buenaventura
		SA ADR	3,084,669
			3,084,669
		South Africa: 3.4%
29,100		Anglogold Ashanti Ltd. ADR	1,137,810
66,100		Gold Fields Ltd. ADR	872,520
87,500	@	Harmony Gold Mining Co. Ltd. ADR	914,375
			2,924,705
		United Kingdom: 2.4%
310,430		Highland Gold Mining Ltd.	1,230,967
19,440		Lonmin PLC	449,571
2,900		Rio Tinto PLC ADR	442,598
			2,123,136
		United States: 11.0%
96,200		Freeport-McMoRan Copper &
		Gold, Inc.	$4,754,204
82,500		Newmont Mining Corp.	3,514,500
11,100		Phelps Dodge Corp.	1,337,216
			9,605,920
		Total Common Stock
		(Cost $69,116,566)	85,673,188

Principal Amount			Value

SHORT-TERM INVESTMENTS: 2.1%

	Repurchase Agreement: 2.1%
$1,881,000	Morgan Stanley Repurchase
	Agreement dated 10/31/05, 4.000%,
	due 11/01/05, $1,881,209 to be
	received upon repurchase
	(Collateralized by $1,925,000
	Federal Home Loan Mortgage
	Corporation, 4.500%, Market Value
	plus accrued Interest $1,927,612,
	due 05/21/07)		1,881,000
	Total Short-Term Investments:
	(Cost $1,881,000)		1,881,000
	Total Investments in
	Securities (Cost
	$70,997,566)*	100.1%	$87,554,188
	Other Assets and
	Liabilities-Net	(0.1)	(113,419)
	Net Assets	100.0%	$87,440,769

Securities may be fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $72,632,504. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,700,851
Gross Unrealized Depreciation	(2,779,167)
Net Unrealized Appreciation	$14,921,684

Percentage of
Industry	Net Assets
Diamonds/Precious Stones	5.6%
Diversified Minerals	4.1
Gold Mining	69.7
Metal - Copper	1.5
Metal - Diversified	7.8
Mining Services	0.3
Platinum	0.5
Precious Metals	5.6
Repurchase Agreement	2.2
Silver Mining	2.8
Other Assets and Liabilities, Net	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 84.9%
		Banks: 12.6%
36,000	L	OTP Bank Rt. GDR	$2,576,275
3,000,000	@	Promstroibank St. Petersburg	3,300,000
32,200		Sberbank RF	28,497,000
			34,373,275
		Beverages: 0.7%
56,800	@,#	Efes Breweries Intl. NV GDR	1,796,584
			1,796,584
		Cosmetics/Personal Care: 1.3%
106,900		Kalina	3,474,250
			3,474,250
		Electric: 4.0%
2,842,200	I	Konakovskaya Gres	2,501,136
23,685,200		Unified Energy System	8,360,876
			10,862,012
		Internet: 1.5%
748,500	@	RBC Information Systems	4,041,900
			4,041,900
		Investment Companies: 5.0%
240,219	@,I	Novy Neft II Ltd.	5,409,131
142,452	@,I	Novy Neft Ltd.	4,497,922
2,959,700	@	RenShares Utilites Ltd. -
		RenGen class	3,758,819
			13,665,872
		Iron/Steel: 3.7%
369,500		Cherepovets MK Severstal	3,233,125
142,100	L	Mechel Steel Group OAO ADR	4,162,109
1,894,800		Novolipetsk Steel Corp.	2,548,506
			9,943,740
		Metal Fabricate/Hardware: 1.4%
26,000	F	Verkhnaya Salda Metallurgical
		Production Association	3,865,680
			3,865,680
		Mining: 11.1%
217,900	@	Celtic Resources Holdings PLC	805,227
397,900	L	MMC Norilsk Nickel ADR	29,245,650
			30,050,877
		Oil and Gas: 31.6%
890,600		LUKOIL ADR	48,983,000
1,700,000		Sibneft	6,052,000
260,500	L	Surgutneftegaz ADR	12,243,500
180,000	L	Tatneft ADR	11,439,000
1,231,600	@	Tyumen Oil Co.	7,512,760
			86,230,260
		Telecommunications: 12.0%
7,342,400		Central Telecommunications Co.	2,900,248
183,900	L	Mobile Telesystems OJSC ADR	6,802,461
127,900		Moscow City Telephone Network	2,110,350
947,400		Rostelecom	1,975,329
66,318,600		Sibirtelecom	4,125,017
90,003,700		Uralsvyazinform	$3,132,129
154,200	@	Vimpel-Communications ADR	6,168,000
1,477,800		VolgaTelecom	5,349,636
			32,563,170
		Total Common Stock
		(Cost $145,831,897)	230,867,620

PREFERRED STOCK: 9.1%
		Electric: 0.7%
5,684,500		Unified Energy System	1,779,249
			1,779,249
		Oil and Gas: 3.4%
28,327,500	@	Achinsk Refinery	1,742,141
100,800		Surgutneftegaz ADR - Preferred	7,484,400
			9,226,541
		Pipelines: 3.9%
6,800		Transneft	10,543,499
			10,543,499
		Telecommunications: 1.1%
67,344,114		Uralsvyazinform	1,690,338
528,730		VolgaTelecom	1,432,858
			3,123,196
		Total Preferred Stock
		(Cost $13,377,327)	24,672,485

WARRANTS: 1.9%
		Diversified Financial Services: 1.9%
390	@,#,I	UBA AG - Russian Small
		Cap Basket	5,027,685
		Total Warrants (Cost $4,179,000)	5,027,685
		Total Long-Term Investments
		(Cost $163,388,224)	260,567,790

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Principal Amount			Value

SHORT-TERM INVESTMENTS: 10.8%

	Securities Lending CollateralCC: 10.8%
$29,251,000	The Bank of New York Institutional
	Cash Reserves Fund		$29,251,000
	Total Short-Term Investments
	(Cost $29,251,000)		29,251,000
	Total Investments In
	Securities (Cost
	$192,639,224)*	106.7%	$289,818,790
	Other Assets and
	Liabilities-Net	(6.7)	(18,216,039)
	Net Assets	100.0%	$271,602,751

F                                         Foreign security fair valued in accordance with procedures approved by Board of Directors/Trustees.

@                                    Non-income producing security

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

#                                         Securities with purchases pursuant to Rule 144A, under the Securities

cc                                    Securities purchased with cash collateral for securities loaned.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at October 31, 2005.

*                                         Cost for federal income tax purposes is $193,231,778. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$97,547,157
Gross Unrealized Depreciation	(960,145)
Net Unrealized Appreciation	$96,587,012

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Mutual Funds was held January 25, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

Global Value Choice	1	3,683,424	82,286	86,342	—	3,852,052
	2	2,417,535	131,702	87,599	1,215,216	3,852,052
	3	2,349,159	199,679	87,998	1,215,216	3,852,052
	4	3,607,720	131,362	112,970	—	3,852,052

* Proposals 1 and 4 passed at this meeting. The Shareholder Meeting was adjourned to January 27th for Proposals 2 and 3.

A special meeting of shareholders of the ING Mutual Funds was held January 27, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)(CONTINUED)

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

Global Value Choice	1	3,494,048	88,104	88,313	—	3,670,465
	2	2,549,805	139,949	88,619	892,092	3,670,465
	3	2,478,227	211,288	88,858	892,092	3,670,465
	4	3,416,414	139,062	114,989	—	3,670,465

A special meeting of shareholders of the ING Mutual Funds was held February 15, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Brandes Investment Partners, L.P., with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Acadian Asset Management, Inc., with no change in the Adviser or the overall management fee paid by the Fund;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

Emerging Countries Fund	1	2,736,451	72,825	68,949	—	2,878,225
	3	1,966,239	219,234	77,598	615,154	2,878,225
	4	2,663,854	117,793	96,578	—	2,878,225
International SmallCap	2	5,613,886	134,447	113,433	—	5,861,767
	3	4,099,257	335,066	142,665	1,284,779	5,861,767
	4	5,474,858	225,517	161,391	—	5,861,767

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
ING Global Equity Dividend Fund
Class A	NII	$0.5388
Class B	NII	$0.4216
Class C	NII	$0.4340
All Classes	STCG	$0.1872
All Classes	LTCG	$0.0048

ING Global Real Estate Fund
Class A	NII	$0.5377
Class B	NII	$0.4483
Class C	NII	$0.4464
Class I	NII	$0.2816
Class Q	NII	$0.5818
All Classes	STCG	$0.6655
All Classes	LTCG	$0.2529
ING Emerging Countries Fund
Class A	NII	$0.0181
Class Q	NII	$0.0308

Fund Name	Type	Per Share Amount
ING International Fund
Class A	NII	$0.1031
Class B	NII	$0.0475
Class C	NII	$0.0413
Class I	NII	$0.1486
Class Q	NII	$0.1244

ING International Value Fund
Class A	NII	$0.2225
Class B	NII	$0.1096
Class C	NII	$0.1105
Class I	NII	$0.2926
Class Q	NII	$0.2486
All Classes	LTCG	$0.8046

ING Precious Metals Fund
Class A	NII	$0.2279

ING Russia Fund
Class A	NII	$0.0131

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended October 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Global Equity Dividend	24.59%
International	1.16%
International Value	2.68%
Precious Metals	5.04%

For the year ended October 31, 2005, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Equity Dividend	84.14%
Emerging Countries	100.00%
International	100.00%
International Value	100.00%
Precious Metals	21.98%
Russia	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2005:

	Foreign Taxes Paid	Per Share Amount
Global Equity Dividend	$253,774	$0.0220
Emerging Countries	$214,119	$0.0378
International	$247,515	$0.0223
International Small Cap	$576,111	$0.0643
International Value	$8,724,737	$0.0392
International Value Choice	$12,104	$0.0140
Precious Metals	$27,642	$0.0023

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 - Present).	162	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2001 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	162	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	162	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Trustee	January 2005 - Present	President and Chief Executive Officer International Insurance Society (June 2001 - Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	162	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 68	Trustee	October 1999 - Present	Retired.	162	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Chairman and Trustee	May 1999 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	162	JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	162

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	162	AmeriGas Propane, Inc. (January 1998 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	February 2001 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Formerly, Trustee, First Choice Funds (February 1997 - April 2001).	162	Touchstone Consulting Group (June 1997 - Present) and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 49	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	205

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	October 1999 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	162	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)              Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)              Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)              Valuation, Proxy and Brokerage Committee member.

(4)              Audit Committee member.

(5)              Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)              Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 55	Executive Vice President	May 1999 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Senior Vice President Assistant Secretary	November 1999 - Present May 1999 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Vice President and Treasurer	May 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd Scottsdale, Arizona 85258 Age : 39	Vice President	March 2005 - Present

Vice President, ING Fund Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 28	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Consideration of Annual Renewals

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interest persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them.

In this regard, at a meeting held on August 31, 2004 the Board, including a majority of the Independent Trustees, voted to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the Funds’ respective sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”), for the period September 1, 2004 through August 31, 2005. Subsequently, at its meeting held on July 21, 2005, the Board voted to renew the terms of the Advisory and certain Sub-Advisory Contracts for an “interim” period commencing on September 1, 2005 and ending on November 30, 2005. The interim approval was necessary to align the Funds’ annual renewal periods with those of other Funds in the ING Funds complex. In reaching these decisions, the Board took into account a number of factors its members believed, in light of the legal advice furnished to the Board by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), legal counsel to the Independent Trustees, and their own business judgment, to be relevant.

In connection with their deliberations on August 31, 2004 relating to the renewal of each Fund’s current Advisory Contract and Sub-Advisory Contract, the Board, including the Independent Trustees, considered information that had been provided by the Adviser and the Sub-Advisers throughout the year at regular Board Meetings, as well as information furnished in advance of the August 31, 2004 Board meeting, which was held to specifically consider such renewals for purposes of annual renewal. This information included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and its respective peer group, as well as information about the Fund’s investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and the Sub-Advisers; (6) financial statements for the Adviser and Sub-Advisers; and (7) other information relevant to their evaluations.

In connection with their deliberations on July 21, 2005 relating to each Fund’s current Advisory Contract and, in certain cases, Sub-Advisory Contract, the Board, including the Independent Trustees, considered information that had been provided by the Adviser and the Sub-Advisers throughout the year at regular Board and Committee Meetings, beginning in August 2004 in anticipation of the August contract renewal and continuing at periodic meetings thereafter. Such information included, among other things, detailed analysis of Fund performance, including attribution analysis, provided at all regular Board meetings.

The Board also considered information furnished in advance of the July 21, 2005 Board meeting, which was held to, among other things, specifically consider Advisory and Sub-Advisory Contract renewals for the interim period ending November 30, 2005. This information included the following items: (1) updated performance information through May 31, 2005 with respect to the Funds; (2) responses to questions from K&LNG, legal counsel to the Independent Trustees; (3) copies of each form of Advisory and Sub-Advisory Contract; (4) representations that there were no material changes in the management fees and expense ratios borne by the Funds since the August 2004 approval; and (5) other information relevant to their evaluations. In determining that this information was sufficient to support the interim renewal, the Board took into consideration that it would meet again, at an in-person meeting to be held in November 2005, to consider whether to approve the Advisory and Sub-Advisory Contracts for the Funds for a 12-month period beginning on December 1, 2005 and ending November 30, 2006. The interim and subsequent November renewals would place the Funds on a December 1 renewal cycle, and result in all of the mutual funds in the ING mutual funds complex under the purview of the Board being placed on the same annual renewal cycle on a going-forward basis.

The Board was also provided, in August 2004 and July 2005, with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of Advisory and Sub-Advisory Contracts,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including an analysis for each Fund of how performance and fees compare to its comparable universe of funds (“Selected Peer Group”) and/or designated benchmarks.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also noted the resources that the Adviser has committed to the Board and its International Equity and Fixed Income Investment Review Committee (the “Investment Review Committee”) to assist the Board and Investment Review Committee members with their assessment of the investment performance of the Funds. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committee to analyze the key factors underlying investment performance for the Funds. The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Investment Review Committee, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Funds.

Consideration of New Sub-Advisory Arrangements

Section 15 of the 1940 mandates that, when a Fund enters into a new advisory or sub-advisory arrangement, the Trustees, including a majority of the Independent Trustees, must approve the new Sub-Advisory Contract with respect to the Fund. The Board approved, in November 2004, the following new advisory arrangements: (1) the engagement of Brandes Investment Partners, L.P. (“Brandes”) as the new Sub-Adviser to ING Emerging Countries Fund, effective March 1, 2005, replacing ING Investment Management Advisors B.V.; (2) replacing ING Investment Management Co. with NWQ Investment Management Company, LLC (“NWQ”) as Sub-Adviser to ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund), effective February 1, 2005; and (3) appointing Acadian Asset Management, Inc. (“Acadian”) as Sub-Adviser to ING International SmallCap Growth Fund, replacing Nicholas-Applegate Capital Management, effective March 1, 2005. Further, in November 2004 the Board approved the launch of ING International Value Fund, a new Fund managed by NWQ. The Board’s consideration of these new sub-advisory arrangements is discussed under the fund-by-fund analysis, below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its August 2004 and July 2005 meetings in relation to renewing the Funds’ current Advisory Contracts and Sub-Advisory Contracts for the year ended August 31, 2005 and the interim period ended November 30, 2005. Also discussed below are the Board’s considerations at its November 2004 meeting when it determined to vote to approve new sub-advisory arrangements for certain Funds.

ING Global Equity Dividend Fund

In its renewal deliberations for ING Global Equity Dividend Fund in August 2004, the Board considered that: (1) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group; and (3) the Fund underperformed its primary benchmark index for the periods presented. In analyzing this performance data, the Board noted that the Fund commenced operations in September 2003, and therefore there was only one year of performance data available for purposes of analysis.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the one-year period ended May 31, 2005; (2) the Fund outperformed its Lipper Category median for the three-month period ended May 31, 2005, and outperformed its Morningstar Category Average for the year-to-date and three-month periods ended May 31, 2005; and (3) the Fund underperformed its primary benchmark index for all other periods considered, underperformed its Lipper Category Median for the year-to-date and one-month period ended May 31, 2005, and underperformed its Morningstar Category Average for the one-month period ended May 31 2005.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund had been launched in September 2003 and one-year performance for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

period ended May 31, 2005 had been positive, and it was reasonable to permit the Sub-Adviser to continue to manage the Fund in order to demonstrate the more favorable longer-term performance anticipated by management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In its renewal deliberations for ING Global Real Estate Fund in August 2004, the Board considered that: (1) the management fee for the Fund is above the median and average management fees of the funds in Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund outperformed its primary benchmark index and Selected Peer Group for the periods reviewed by the Board.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the three-year period ended May 31, 2005; and (2) the Fund underperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the year-to-date, one-month, three-month and one-year periods ended May 31 2005. In analyzing this performance data, the Board took into account that the Adviser had agreed to add breakpoint discounts to its management fee, which can be expected to benefit the Fund through lower fees when higher asset levels are reached. The Board further considered that, at its July meeting, the Board approved Class O shares for the Fund, which can be expected to result in increased asset levels and economies of scale benefiting the Fund and its shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

In its renewal deliberations for ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund), the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund underperformed its primary benchmark index for the periods presented to the Board. In analyzing this performance data, the Board considered actions taken to address the Board’s concerns about the Fund’s performance.

After deliberations based on the above-listed factors, in August 2004 the Board renewed the Advisory Contract and Sub-Advisory Contract for the Fund for the year ended August 31, 2005 because, among other considerations: (1) the Fund’s management fee rate is competitive with those of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is competitive with those of the funds in its Selected Peer Group, and (3) action has been taken to improve Fund performance and the Adviser committed to further address performance concerns. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Adviser further addressed the Board’s concerns by recommending the engagement of NWQ as the Fund’s Sub-Adviser, replacing ING Investment Management Co. (“ING IM”), the Fund’s then-current Sub-Adviser. On November 10, 2004, in reaching a decision to engage NWQ as the Fund’s Sub-Adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. The Board also considered the composite performance of portfolios managed by NWQ with similar investment styles to that of the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by NWQ in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the Adviser’s view of the reputation of NWQ; (3) NWQ’s experience and skill in managing large cap value and international accounts; (4) the nature and quality of the services to be provided by NWQ; (5) the addition of an exclusivity provision in the proposed Sub-Advisory Contract; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by NWQ; (7) NWQ’s track record in managing the risks and volatility inherent in global funds; (8) the qualifications of NWQ’s personnel, portfolio management capabilities and investment methodologies; (9) NWQ’s operations, compliance program, and policies with respect to trade allocation and brokerage practices; (10) NWQ’s financial condition; (11) the costs for the services to be provided by NWQ and the fact that these costs will be paid by the Adviser and not directly by the Fund; (12) the consistency in investment style and portfolio turnover rates experienced over time by other international and domestic equity portfolios managed by NWQ; (13) the appropriateness of the selection of NWQ and the employment of the proposed investment strategy in light of the Fund’s investment objective and its current and prospective investor base; and (14) NWQ’s Code of Ethics and related procedures for complying with the Code. The Board also considered the advisory fee to be retained by the Adviser for its oversight and monitoring services to be provided to the Fund.

During the course of its deliberation, the Board reached the following conclusions regarding NWQ and the proposed Sub-Advisory Contract, among others: (1) NWQ is qualified to manage the Fund’s assets in accordance with the revised investment objective and the proposed investment strategy; (2) the proposed investment strategy is appropriate for pursuing long-term capital appreciation through a Fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) NWQ is expected to execute the proposed investment strategy consistently over time; (5) based upon the financial statements of both NWQ and its parent company, Nuveen Investments, NWQ has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Contract; (6) the exclusivity provisions included in the proposed Sub-Advisory Contract with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (7) NWQ is likely to manage the assets with a portfolio turnover rate that is relatively low for a global fund; and (8) taking into account the complexity and quality of the investment management services utilized by the Fund, the compensation to be paid by the Adviser to NWQ under the proposed Sub-Advisory Contract is fair and reasonable in relation to the services to be provided by NWQ, the compensation paid to the current Sub-Adviser, ING IM, and various industry averages for similar funds. Based upon these and other relevant conclusions, the Board determined to approve the Sub-Advisory Contract with NWQ for the Fund, with an initial two-year period that commenced on February 1, 2005

In considering whether to approve the renewal of ING Global Value Choice Fund’s Advisory Contract for the interim period, in July 2005 the Board further considered that: (1) the Fund underperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one-year, three-year and five-year periods ended May 31 2005; (2) the Fund outperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one-month, three-month and year-to-date periods ended May 31, 2005; and (3) short-term performance had improved under the management of NWQ, and longer-term underperformance could be attributed to ING IM, the Fund’s former Sub-Adviser.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

is reasonable in the context of all factors considered by the Board; and (3) management had taken action to address Board concerns about the Fund’s performance, and short-term performance, based upon periods ended May 31, 2005, showed improvement. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In its renewal deliberations for ING Emerging Countries Fund, the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund underperformed its primary benchmark index and Selected Peer Group median for the periods reviewed by the Board. In analyzing this performance data, the Board took into account the actions taken by the Adviser to address the Board’s concerns about the Fund’s performance. The Board further noted that, in response to direction from the Board, the Adviser agreed to a lower expense limit for the Fund through a waiver of 0.10% of the 12b-1 fee for the Fund’s Class A shares.

After deliberations based on the above-listed factors, in August 2004 the Board renewed the Advisory Contract and Sub-Advisory Contract for the Fund for the year ended August 31, 2005 because, among other considerations: (1) the management fee is competitive with those of the funds in its Selected Peer Group; (2) the new expense limit is below the median and average expense ratios of the funds in its Selected Peer Group; and (3) action has been taken to improve Fund performance and the Adviser committed to further address performance concerns. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

The Adviser further addressed the Board’s concerns by recommending the engagement of Brandes as the Fund’s Sub-Adviser, replacing ING Investment Management Advisors B.V. (“IIMA”), the then-current Sub-Adviser to the Fund. On November 10, 2004, in reaching a decision to engage Brandes as the Fund’s Sub-Adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods, as compared to the performance of a peer group of other international accounts with strategies comparable to the proposed investment strategy of the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by Brandes in managing emerging market equities, the consistency of that process over time, and measures Brandes uses to address the risks of emerging market equities; (2) the nature and quality of the services to be provided by Brandes; (3) the relationship the Adviser has established with Brandes with regard to four different retail funds over the prior nine years; (4) the addition of an exclusivity provision in the proposed Sub-Advisory Contract; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by Brandes; (6) Brandes’ positive track record in managing the risks and volatility inherent in emerging markets funds; (7) the qualifications of Brandes’ personnel, portfolio management capabilities and investment methodologies; (8) Brandes’ operations, compliance program, and policies with respect to trade allocation and brokerage practices; (9) Brandes’ financial condition; (10) the costs for the services to be provided by Brandes and the fact that these costs will be paid by the Adviser and not directly by the Fund; (11) the consistency in investment style and portfolio turnover rates experienced over time by other emerging markets and international equity portfolios managed by Brandes; (12) the appropriateness of the selection of Brandes and the employment of the proposed investment strategy in light of the Fund’s investment objective and its current and prospective investor base; and (13) Brandes’ Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code. The Board also considered the advisory fee to be retained by the Adviser for its oversight and monitoring services to be provided to the Fund.

During the course of its deliberation as to whether to approve Brandes as Sub-Adviser to the Fund, the Board reached the following conclusions regarding Brandes and the proposed Sub-Advisory Contract, among others: (1) Brandes is qualified to manage the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund’s assets in accordance with the proposed investment strategy, based in part on Brandes’ superior performance with other ING accounts currently managed by Brandes; (2) the proposed investment strategy is appropriate for pursuing long-term capital appreciation through a Fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) Brandes is expected to execute the proposed investment strategy consistently over time; (5) based on the financial statements of Brandes, Brandes has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Contract; (6) the exclusivity provisions included in the proposed Sub-Advisory Contract with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (7) Brandes is likely to manage the assets with a portfolio turnover rate that is relatively low for an international fund; and (8) the compensation to be paid by the Adviser to Brandes under the proposed Sub-Advisory Contract is fair in relation to the services to be provided by Brandes, the compensation paid to IIMA, the previous Sub-Adviser, and various industry averages for similar funds. Based upon these and other relevant conclusions, the Board determined to approve the Sub-Advisory Contract with Brandes for the Fund, with an initial two-year term that commenced on March 1, 2005.

In considering whether to approve the renewal of ING Emerging Countries Fund’s Advisory Contract for the interim period, in July 2005 the Board further considered that: (1) the Fund underperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the year-to-date, one-year, three-year and five-year periods ended May 31 2005; and (2) the Fund outperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one- and three-month periods ended May 31, 2005. In considering this performance data, the Board considered that short-term performance had improved under Brandes, and longer-term performance could be attributed to IIMA, the Fund’s former Sub-Adviser.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Brandes had been appointed as Sub-Adviser, effective March 1, 2005, and short-term performance, based upon periods ended May 31, 2005, showed improvement. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Foreign Fund

In its renewal deliberations for ING Foreign Fund in August 2004, the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund underperformed its primary benchmark index and Selected Peer Group for the periods presented. In analyzing this performance data, the Board considered that the Fund had commenced operations in July 2003, and therefore there had been only one year of prior performance available for analysis. The Board also noted that short-term performance was showing positive results.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the one-month and one-year periods ended May 31, 2005; and (2) the Fund underperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the year-to-date and three-month period ended May 31 2005.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund had been launched in July 2003 and more recent performance had been positive, and it was reasonable to permit the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser to continue to manage the Fund in order to demonstrate the more favorable longer-term performance anticipated by management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Fund

In its renewal deliberations for ING International Fund in August 2004, the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group; and (3) the Fund underperformed its benchmark index for the most recent calendar quarter, one-, two-, and three-year periods, but outperformed its Selected Peer Group median for the three-, five-, and ten-year periods.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005, the Fund underperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for all periods considered, except that it outperformed its Morningstar Category Average for the five-year period. In analyzing this performance data, the Board took into account management’s discussions regarding the performance of the Fund at periodic meetings. The Board also considered the report from the Investment Review Committee regarding discussions with management, at the Committee’s meeting on July 20, 2005, regarding recent underperformance and the measures undertaken by the Sub-Adviser to the Fund to address this underperformance, including affording portfolio managers access to additional research and enhancements to the Sub-Adviser’s stock selection process.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the expense ratio for the Fund is reasonable in the context of all factors considered by the Board; (3) the portfolio managers have been consistent in their investment approach of focusing on higher quality international securities and the Adviser was working with the Sub-Adviser to improve the Fund’s performance, and it was reasonable to permit the Sub-Adviser to continue to manage the Fund in order to demonstrate the more favorable longer-term performance anticipated by management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Fund

In its renewal deliberations for the Fund in August 2005, the Board considered that: (1) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group; (3) the Fund underperformed its benchmark index for all periods reviewed by the Board and its Selected Peer Group median for the one-, two-, and three-year periods, but outperformed its Selected Peer Group for the last calendar quarter. In analyzing this performance data, the Board considered the actions taken to address the Board’s concerns about the Fund’s performance.

After deliberations based on the above-listed factors, the Board renewed the Advisory Contract and Sub-Advisory Contract for the Fund for the year ended August 31, 2005 because, among other considerations: (1) the management fee for the Fund is competitive with that of its Selected Peer Group; (2) the expense

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ratio for the Fund is competitive with that of its Selected Peer Group; (3) the Fund’s performance has recently improved; and (4) action has been taken to improve Fund performance by implementing a change in portfolio management and the Adviser committed to further address performance concerns. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

The Adviser further addressed the Board’s concerns by recommending the engagement of Acadian as the Fund’s Sub-Adviser, replacing Nicholas-Applegate Capital Management (“Nicholas-Applegate”), the then-current Sub-Adviser to the Fund. On November 10, 2004, in reaching a decision to engage Acadian as the Fund’s Sub-Adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. The Board considered the performance of a peer group of other international accounts with strategies comparable to the proposed investment strategy. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by NWQ in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the nature and quality of the services to be provided by Acadian, including Acadian’s extensive research capabilities, disciplined and quantitative investment techniques and sophisticated analytical models; (3) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided and various industry averages for similar funds; (4) Acadian’s positive track record in managing the risks and volatility inherent in international portfolios; (5) the strong experience of Acadian’s personnel, portfolio management capabilities and investment methodologies; (6) Acadian’s operations, compliance program, and policies with respect to trade allocation and brokerage practices; (7) Acadian’s financial condition; (8) the costs for the services to be provided by Acadian and the fact that these costs will be paid by the Adviser and not directly by the Fund; (9) the consistency in investment style and portfolio turnover rates experienced over time by other international portfolios managed by Acadian; (10) the appropriateness of the selection of Acadian and the employment of the proposed investment strategy in light of the Fund’s investment objective and its current and prospective investor base; and (11) Acadian’s Code of Ethics and related procedures for complying with the Code. The Board also considered the advisory fee to be retained by the Adviser for its oversight and monitoring services to be provided to the Fund, the compensation paid to the current Sub-Adviser and various industry averages for similar funds.

During the course of its deliberation, the Board reached the following conclusions regarding Acadian and the proposed Sub-Advisory Contract, among others: (1) based, among other considerations, on its review of the Acadian International Small-Cap Composite as of September 30, 2004, which has outperformed its benchmark and the Lipper and Morningstar category averages on the year-to-date, one-, three- and five-year periods, Acadian is qualified to manage the Fund’s assets in accordance with its investment objective and the proposed investment strategy; (2) the proposed investment strategy is appropriate for pursuing maximum long-term capital appreciation through a Fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) Acadian is expected to execute the proposed investment strategy consistently over time; (5) based upon the financial statements of Acadian, Acadian has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Contract; (6) Acadian is likely to manage the assets with a portfolio turnover rate that is relatively low for an international fund; and (7) the compensation to be paid by the Adviser to Acadian under the proposed Sub-Advisory Contract is fair in relation to the services to be provided by Acadian. Based upon these and other relevant conclusions, the Board determined to approve the Sub-Advisory Contract with Acadian for the Fund, with an initial two-year period that commenced on March 1, 2005.

In considering whether to approve the renewal of ING International Small Cap Fund’s Advisory Contract for the interim period, in July 2005 the Board further considered that: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one-month period ended May 31, 2005; (2) the Fund outperformed the Lipper Category Median for the year-to-date and three-month periods ended May 31, 2005; and (3) the Fund underperformed for all other periods considered by the Board. In analyzing this performance data, the Board considered that short-term performance had improved under the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management of Acadian, and longer-term underperformance could be attributed to the Fund’s former Sub-Adviser, Nicholas-Applegate.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) management had taken action to address Board concerns about the Fund’s performance, and short-term performance, based upon periods ended May 31, 2005, showed improvement. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In its renewal deliberations for ING International Value Fund in August 2004, the Board considered that: (1) the management fee for ING International Value Fund is above the median and the average management fees of the funds in its Selected Peer Group, (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the five years ended May 31, 2005; (2) the Fund outperformed its primary benchmark index for the three-year period ended May 31, 2005 and outperformed its Lipper Category Median for the year-to-date period ended May 31, 2005; and (3) the Fund underperformed these performance measures for all other periods considered. In analyzing this performance data, the Board took into account management’s discussions regarding the performance of the Fund at periodic meetings. The Board also considered the report from the Investment Review Committee regarding discussions with management, at the Committee’s meeting on July 20, 2005, regarding recent underperformance and the measures undertaken by the Sub-Adviser to the Fund to address this underperformance, including affording portfolio managers access to additional research and enhancements to the Sub-Adviser’s stock selection process.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

On November 10, 2004, the Board determined to engage NWQ as Sub-Adviser to ING International Value Choice Fund, a new series managed by NWQ. The Board considered, among other things, the composite performance of portfolios managed by NWQ with similar investment styles to that of the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by NWQ in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the Adviser’s view of the reputation of NWQ; (3) NWQ’s experience and skill in managing large cap value and international accounts, including NWQ’s performance track record with other comparable accounts; (4) the nature and quality of the services to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

be provided by NWQ; (5) the addition of an exclusivity provision in the proposed Sub-Advisory Contract; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (7) NWQ’s track record in managing the risks and volatility inherent in international and global funds; (8) the qualifications of NWQ’s personnel, portfolio management capabilities and investment methodologies; (9) NWQ’s operations, compliance program, and policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (10) NWQ’s financial condition; (11) the costs for the services to be provided by NWQ and the fact that these costs will be paid by the Adviser and not directly by the Fund; (12) the consistency in investment style and portfolio turnover rates experienced over time by other international and domestic equity portfolios managed by NWQ; (13) the appropriateness of the selection of NWQ and the employment of the proposed investment strategy in light of the Fund’s proposed investment objective and prospective investor base; and (14) NWQ’s Code of Ethics and related procedures for complying with the Code. The Board also considered the advisory fee to be retained by the Adviser for its oversight and monitoring services to be provided to the Fund.

During the course of its deliberation, the Board reached the following conclusions regarding NWQ and the proposed Sub-Advisory Contract, among others: (1) NWQ is qualified to manage the Fund’s assets in accordance with the Fund’s proposed investment objective and investment strategies; (2) the proposed investment strategies are appropriate for pursuing long-term capital appreciation through a Fund that can invest throughout the world and is consistent with the interests of prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the risk profile of the Fund; (4) NWQ is expected to execute the proposed investment strategies consistently over time; (5) based upon the financial statements of both NWQ and its parent company, Nuveen Investments, NWQ has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Contract; (6) the exclusivity provisions included in the proposed Sub-Advisory Contract with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (7) NWQ is likely to manage the assets with a portfolio turnover rate that is relatively low for international and global funds; and (8) taking into account the complexity and quality of the investment management services to be utilized by the Fund, the compensation to be paid by the Adviser under the proposed Sub-Advisory Contract is fair and reasonable in relation to the services to be provided by NWQ and various industry averages for similar funds. Based upon these and other relevant conclusions, the Board determined to approve the Sub-Advisory Contract with NWQ for the new Fund, with an initial two-year period that commenced on February 1, 2005, and to engage the Adviser to provide advisory services to the Fund. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

In considering whether to approve the renewal of ING International Value Choice Fund’s Advisory Contract for the interim period, in July 2005 the Board further considered that the Fund had outperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category average for the one-month period ended May 1, 2005, and underperformed these performance measures for the three-month period ended May 1, 2005. In analyzing this performance data, the Board considered that the Fund commenced operations only in March 2005.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Precious Metals Fund

In its renewal deliberations for ING Precious Metals Fund in August 2005, the Board considered that: (1) the management fee for the Fund is above the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

median and average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is below the median and average expense ratios of the funds its Selected Peer Group; and (3) the Fund outperformed is style specific benchmark index for the one-, two-, three-, five-, and ten-year periods, but has underperformed its Selected Peer Group for all periods presented except the five-year period. In analyzing this data, the Board took into account that the Sub-Adviser was taking actions to improve the Fund’s performance.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that the Fund outperformed its primary benchmark index for the five-year period ended May 31, 2005, but underperformed the primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for all other periods ended May 31, 2005 that the Board considered. In analyzing this performance data, the Board considered the actions taken by management to improve the performance of the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in view of Adviser’s and Sub-Adviser’s efforts to implement alternatives to improve the Fund’s performance, it is reasonable to permit the Sub-Adviser to continue to manage the Fund to demonstrate the more favorable longer-term performance anticipated by management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In its renewal deliberations for ING Russia Fund, the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund outperformed its country specific benchmark index for one- and two-year periods and most recent calendar quarter and its Selected Peer Group median for the two-, three-, and five-year periods.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005: (1) the Fund outperformed its primary benchmark index and the Lipper Category Median for the five-year and year-to-date periods ended May 31, 2005, but underperformed the benchmark and the Lipper Category Median for all other periods considered; and (2) the Fund outperformed the Morningstar Category Average for the five-year, one-year, year-to-date and one-month periods ended May 31, 2005, but underperformed the Morningstar Category Average for all other periods considered.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity and Bond Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund

ING Government Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING International Fund

ING International Growth Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

ING Institutional Prime Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachussetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UINTLABCM	(1005-122905)

Funds

Annual Report

October 31, 2005

Classes I and Q

Global Equity Funds

▪ ING Global Real Estate Fund
▪ ING Global Value Choice Fund

International Equity Funds

▪ ING Emerging Countries Fund
▪ ING Foreign Fund
▪ ING International Fund
▪ ING International SmallCap Fund
▪ ING International Value Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	18

Report of Independent Registered Public Accounting Firm	20

Statements of Assets and Liabilities	21

Statements of Operations	25

Statements of Changes in Net Assets	27

Financial Highlights	31

Notes to Financial Statements	38

Portfolios of Investments	54

Shareholder Meeting Information	75

Tax Information	77

Trustee and Officer Information	78

Advisory Contract Approval Discussion	82

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PRESIDENT’S LETTER

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing the ING Global Equity Dividend and Premium Opportunity Fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

When the Fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the Fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The Fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent[1]. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
December 5, 2005

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1                    Morgan Stanley Capital International

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2005

Investors in global equities gained 7.2% in the second half of our 12-month review period (13.3% for the twelve months as a whole), after 5.7% in the first half, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. Little of the 7.2% however, was made after July 2005, with July 2005 being the best month since 2003. In currencies, the dollar built on early strength in 2004, reflecting faster U.S. growth and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, acrimonious stalemate on a European budget and German electoral indecision. For the second six months the U.S. dollar rose 7.4% (6.7% for the twelve months as a whole), against the euro 7.8% (3.8% for the twelve months as a whole), against the pound and 11.1% (10.0% for the twelve months as a whole), against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year U.S. Treasury yields fell, even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates seven times to the end of March 2005. The curve-flattening trend was further sustained by three more increases in May 2005, June 2005 and August 2005. August 2005 ended with second quarter gross domestic product (“GDP”) growth being revised down and a final new record oil price of almost $70 a barrel as Hurricane Katrina’s devastation became known. But any hopes that the FOMC might now relent vanished in September 2005 when factory prices were reported to have risen by the most in decades. The FOMC duly struck for the 11th time. Inflationary clouds continued to gather in October 2005, pulling both short- and long-term rates higher. For the half-year, the yield on the ten-year U.S. Treasury Note rose by 36 basis points to 4.56% (53 basis points for the twelve months as a whole), while that on 13-week U.S Treasury Bills rose 99 basis points, to 3.88% (198 basis points for the twelve months as a whole). The return on the broader Lehman Aggregate Bond Index(2) was 0.15% for the six months.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(3), gained 5.00%, including dividends in the six months through October 2005 (8.72% for the twelve months as a whole). Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, stocks benefited from July 2005’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 Index reached its best level, a four-year high on August 3, 2005, but then fell back. Little headway was made after Hurricane Katrina and Hurricane Rita. High prices at the gas pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, in the last two days of October 2005, stocks slashed their losses amid reports that evidenced recovery from the Hurricanes. Perhaps we could look forward to a year-end rally after all.

Japan equities soared 16.6%, based on the MSCI Japan Index(4) (“Index”) in dollars plus net dividends, for the six months ended October 31, 2005 (22.3% for the twelve months as a whole). The Index actually rose a remarkable 29.3% in yen, which weakened as money increasingly abandoned low yielding yen-denominated securities in favor of ever-higher dollar interest rates. The market did little until August 2005, but thereafter, a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. In addition, it was the prospect of a new reformist beginning under Prime Minister Koizumi, who won a landslide election victory in support of his proposal to privatize Japan Post, the savings vehicle of choice among the Japanese public and, improbably, the world’s largest financial institution. By October 31, 2005, the Bank of Japan was even predicting a swift end to deflation, propelling local currency indices toward five-year records.

European ex UK markets added 7.5% in the six months ended October 31, 2005, according to the MSCI Europe ex UK Index(5) including net dividends (17.40% for the twelve months as a whole). Such bullish performance belied bearish economic conditions. High unemployment and restrictive employment practices continued to depress domestic demand, while European ministerial bickering and political deadlock in Germany disappointed reformers, which resulted in the depressing of the euro. Stock markets cheered the weaker currency and corporate profits held up, allowing stocks to advance in the face of record low bond yields. Markets drifted down 3.2% in October 2005 however, despite improved business

2

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2005

confidence and strong purchasing managers’ reports. The loss would have been worse had a surge of merger and acquisition activity on the last day not lifted markets by approximately 2%. The problem was the combination of the highest inflation in over four years: 2.6% and increasingly tough talk from the European Central Bank, which seemed to be preparing markets for an unwelcome rate increase.

The UK market gained 3.6% in dollars in the second six months, based on the MSCI UK Index(6) including net dividends (14.2% for the twelve months as a whole). The UK’s interest rate cycle is ahead of those in other economies. The tightening to restrain over-stretched consumers and soaring real estate prices is long since complete and has taken effect. GDP growth is set to fall in 2005 to about 11/2%, the lowest since 1992. Manufacturing is in decline. The Bank of England has even started to reverse the process with one rate reduction. Nonetheless, company earnings held up and despite terrorist attacks, investors supported an inexpensive market that paid over 3% in dividends. As in Europe, UK equities slumped 3.1% in October 2005, again relieved from an even bigger loss by the late merger and acquisition action. The scope for further rate reductions seemed to evaporate as consumer price inflation was reported at a multi-year high.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

The ING Global Real Estate Fund seeks to provide investors with high total return. The Fund is managed by a team led by T. Ritson Ferguson, Chief Investment Officer, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: From June 3, 2005, the inception date of Class I, to October 31, 2005, the Fund’s Class I shares provided a total return of 6.14% compared to the Standard and Poor’s (“S&P”)/Citigroup World Property Index, which returned 7.09% for the same period.

Portfolio Specifics: Property stocks around the world have benefited from strong performance relative to other equities over the past several years as a result of the desire for predictable cash flows as generated by real estate. Investment characteristics include high free cash flow from long lease terms, dividend yield, stable earnings growth, and low to moderate correlation to broad equities. The Fund, while maintaining a core of higher dividend yielding, defensively positioned stocks, has shifted over the past several months into higher growth sectors which will likely respond better to economic recovery (for example the office, industrial and lodging sectors, and the Asia-Pacific ex-Australia region).

Global property stocks were up 20.4% (S&P/Citigroup World Property Index) for the year ended October 31, 2005, propelled by strong returns in all major regions of the world. By region, continental Europe (up 30.0%) was the strongest performer followed by the Asia-Pacific region (+22.2%) and North America (up 18.3%).

Performance for the Fund over the twelve months was 21.95% which outperformed the benchmark return by 156 basis points driven exclusively by stock selection. Two-thirds of the superior stock selection was generated within the U.S., including a number of office and apartment companies. Approximately one-quarter of the stock selection outperformance was from continental Europe, driven by selections in France, including Nexity a homebuilder with a focus on the provinces. Global themes for the year included continued yield compression, mergers and acquisitions activity, the prospect of rising interest rates, syndicate activity (companies raising new equity) and, more recently, increasing evidence of a sustained economic recovery in Japan.

The strongest performer for the year among major countries was Japan (up 34.4%) where property stocks continue to climb on increasing evidence that an economic recovery in Japan is underway. This evidence has been seen in the property markets via many data points, including the September report by the Japan Land Ministry reported that land prices in Tokyo (23 wards) increased for both residential and commercial properties for the first time in 15 years (for the year ended July 1, 2005). Residential prices were up 50 basis points, commercial up 60 basis points. Land prices have decreased, until recently, every year since 1991.

The U.S. dollar generally continued to strengthen during the year versus other major currencies, particularly versus the Japanese yen, increasing by 10.1%. The U.S. dollar also strengthened by 6.1% versus the Euro, 3.5% versus the British pound and 3.1% versus the Canadian dollar.

Current Strategy and Outlook: Global property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. Valuation disparities continue to provide investment opportunities to an investor with a global scope. Through an average 3%-4% dividend yield plus 5%-8% prospective annual earnings growth, we believe global property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

Top Ten Industries as of October 31, 2005 (as a percent of net assets)

Office Buildings	29.1%

Diversified Property Holdings	15.5%

Retail: Enclosed Malls	13.7%

Retail: Shopping Center	10.4%

Residential Apartments	8.9%

Industrial Properties	6.3%

Residential: Hotels	3.0%

Real Estate Services	2.7%

Self Storage Property	2.5%

Closed End Investment Companies	1.5%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Cumulative Total Returns for the Periods Ended October 31, 2005

	Since Inception
	of Class I
	June 3, 2005
Class I	6.14%
S&P/Citigroup World Property Index(1)	7.09	%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(2)         Since inception performance for index is shown from June 1, 2005.

5

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

The ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul Hechmer, Gregg Tenser, CFA, Mark Morris, CFA and Jon Bosse, CFA, Portfolio Managers, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class Q shares provided a total return of 14.19% compared to the Morgan Stanley Capital International (“MSCI”) World Index 13.82% for the same period.

Portfolio Specifics: Since assuming sub-advisory management of the Fund, the ING Global Value Choice Fund has outperformed the benchmark, the MSCI World Index. From an absolute return perspective, the Fund generated positive returns in both the U.S. and in the rest of the world, although returns from overseas were mitigated somewhat by a stronger U.S. dollar. With that being said, the non-U.S. portion of the Fund outperformed the U.S. portion, as international markets continued their strong run, which started in 2003.

On both an absolute and relative basis, companies within the energy sector contributed most to performance as the oil price reached close to $70 a barrel. Individual names, including Suncor Energy, the Canadian oil sands company, and Noble Energy and Kerr McGee in the U.S., performed well. Exposure to the materials sector and exposure to select companies in the industrials sector, including Metso Corp. in Finland, also aided returns. On the negative side, overweight exposure to the telecommunications sector, primarily through international companies including Chunghwa Telecom and Belgacom, detracted from returns, with both weaker currencies and negative absolute company performance hurting Fund returns. However, we continue to believe that the telecommunications sector continues to offer dominant companies with very attractive valuation characteristics. Holdings in the financials sector, including Federal National Mortgage Association (“Fannie Mae”) and Countrywide Financial, also hurt performance.

Current Strategy and Outlook: Value opportunities continue to be found in global markets and those opportunities are finely balanced between both U.S. and international companies. In the U.S., corporate earnings and cash flows have been growing at a double-digit pace for the last several years, with many companies experiencing record profit margins and profitability. This has resulted in corporations having record amounts of cash on their balance sheets, which they are increasingly using for acquisitions and share repurchases, and has provided strong support for equity markets. While stock market valuations appear reasonable on current record profits, it is unclear the impact that anticipated Federal Reserve rate hikes, aimed to deflate inflation pressures, will have on the economy and the outlook for corporate profits.

In the rest of the world, markets have rallied strongly now since March 2003, and as a result, value opportunities in the international space are proving harder to find. However, on a relative basis, overseas markets continue to trade at lower multiples than the U.S., and as bottom-up value managers on an opportunistic basis, we continue to find selective opportunities. Regionally, we maintain a modest underweight to the U.S. and outside of the U.S., we continue to find more opportunities in Japan and Asia ex Japan rather than Europe. From a sector perspective we continue to find more value in the basic materials and telecommunications sectors.

Top Ten Industries as of October 31, 2005 (as a percent of net assets)

Mining	10.4%

Oil and Gas	10.2%

Telecommunications	10.2%

Diversified Financial Services	8.8%

Aeorspace/Defense	5.2%

Software	4.9%

Insurance	3.4%

Media	3.4%

Agriculture	3.0%

Electric	2.7%

Portfolio holdings are subject to change daily.

Effective February 1, 2005 NWQ Investment Management Company, LLC became Sub-Adviser to ING Global Value Choice Fund. Prior to February 1, 2005, the Fund was sub-advised by ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.)

6

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Year	10 Year
Class Q	14.19%	(6.09)%	8.28%
MSCI World Index(1)	13.82%	0.57%	7.56%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

7

ING EMERGING COUNTRIES FUND	PORTFOLIO MANAGERS’ REPORT

The ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser.* Brandes’ Emerging Markets Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2005, the Fund’s Class Q shares provided a total return of 21.89% compared to the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index, which returned 34.34% for the same period.

Portfolio Specifics: During the first four months of the reporting period, the Fund slightly underperformed its benchmark (22.5% versus 24.8%). The main elements of underperformance over the four-month period were stock selection among financials and in Turkish stocks, as well as the opportunity loss from maintaining a cash balance in a strong market.

From March 1, 2005 through October 31, 2005, on a country and industry level, advances for holdings in Brazil and South Korea contributed to the Fund’s performance. Such holdings included Uniao de Bancos Brasil (Brazil — commercial banking), CIA Paranaense de Energia (Brazil — utilities), and Korea Electric Power (South Korea — electric utilities). Other positions posting gains included Lukoil (Russia — oil, gas & consumable fuels) and Quilmes (Argentina — beverages).

The Fund’s holdings in China and Indonesia tended to weigh on performance. Positions in these countries declining in the period included PT Gudang Garam (Indonesia — tobacco), Brilliance Auto Holdings (China — automobiles), and Sinopec Yizheng Chemical Fibres (China — chemicals).

From an industry perspective, gains for holdings in beverages, oil, gas & consumable fuels, and commercial banking made the most substantial contribution to performance. Top performers in these industries included Quilmes (Argentina — beverages), Lukoil (Russia — oil, gas & consumable fuels), and Uniao de Bancos Brasil (Brazil — commercial banking). Positions in the wireless telecom services industry, such as Telesp Celular Participacoes (Brazil) and Telecentro Oeste Celular (Brazil), tended to decline.

The main reasons for the underperformance against the benchmark in the eight-month period ended October 31, 2005, were stock selection, especially in the wireless telecommunications industry, and an underweighting in the top performing oil, gas & consumable fuels industry. The Fund’s industry exposure is a residual of our investment process, which focuses on company-by-company analysis to identify undervalued securities.

After the Fund’s portfolio management change on March 1, 2005, we established a wide range of positions at prices that we considered attractive. During the subsequent period, the Fund sold positions such as Hite Brewing (South Korea — beverages), and Fraser & Neave Limited (Singapore — beverages) as appreciation pushed their market prices toward our estimates of their long-term values.

Current Strategy and Outlook: For the four months ended March 1, 2005, India, Turkey and Brazil were the largest overweight countries in their respective regions (Asia, EMEA and Latin America). The Fund was also underweight in China, South Korea, Hungary and Chile, which were among the strongest performing countries. In terms of sectors, the Fund was overweight financials and telecommunications, and underweight consumer staples and industrials.

During the eight-month period from March 1, 2005 through October 31, 2005, the Fund’s country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to Brazil increased, while exposure to South Korea and the commercial banking industry tended to decline. The Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world. As of October 31, 2005, the Fund’s largest positions were in Brazil and South Korea, and in the diversified telecom services and commercial banking industries.

The Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.

Overall, while we offer no predictions regarding the short-term direction of equities in emerging markets, we believe the Fund remains well positioned to deliver favorable long-term results. We believe that all holdings remain undervalued, and we expect to realize significant profit as the market recognizes their true worth.

Top Ten Industries as of October 31, 2005 (as a percent of net assets)

Telecommunications	31.2%

Banks	10.7%

Electric	10.6%

Chemicals	4.6%

Semiconductors	3.8%

Auto Manufacturers	3.1%

Food	3.0%

Electrical Components and Equipment	2.6%

Oil and Gas	2.6%

Retail	2.6%

Portfolio holdings are subject to change daily.

*            Effective March 1, 2005 Brandes Investment Partners L.P. became sub-adviser to ING Emerging Countries Fund. Prior to March 1, 2005, the Fund was sub-advised by ING Investment Management B.V.

8

PORTFOLIO MANAGERS’ REPORT	ING EMERGING COUNTRIES FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Year	10 Year
Class Q	21.89%	7.91%	7.74%
MSCI EM Index(1)	34.34%	14.64%	5.80%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)      The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

9

ING FOREIGN FUND	PORTFOLIO MANAGERS’ REPORT

The ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class Q shares provided a total return of 19.52% compared to the Morgan Stanley Capital International Europe, Austrasia and Far East (“MSCI EAFE”) Index, which returned 18.59% for the same period.

Portfolio Specifics: Over the period ended October 31, 2005, international equities provided strong returns for investors, and the Fund outperformed the Index due to several factors. Within Europe, the overweight position to Austria was a positive contributor. Many Austrian holdings, including Bank Austria Creditanstalt AG, benefited from the strong Eastern European market. The underweight position to the United Kingdom, an underperforming market over the period, also supported results.

The allocation to Eastern and Central Europe proved favorable as positions in Russia, Turkey, Hungary and Poland outperformed the Index by a wide margin. The Fund held many banks in the region that posted strong returns including Sberbank (Russia), Turkiye Garanti Bankasi A.S., Turkiye Is Bankasi A.S. and Akbank T.A.S. (Turkey). Elsewhere in emerging markets, holdings in Grupo Financiero Banorte S.A. (Mexico) helped performance while CANTV (Venezuela) detracted. Within China, a market we have largely avoided, shares of Weiqiao Textile Co. underperformed.

The underweight position to Japanese equities, as well as individual stock selection, were a drag on results. Shares of Uni-Charm Corp, a producer of personal hygiene products, underperformed over the period ended October 31, 2005. The Fund’s cash equivalents position also had a negative impact due to the strong environment for equities.

Both stock selection and an overweight position to the energy sector were also important contributors to performance. Companies such as Lukoil and Gazprom (Russia), OMV AG (Austria), EnCana and Canadian Natural Resources (Canada), Statoil (Norway) and Dragon Oil (Ireland) were particularly strong. Stock selection in the telecommunications and health care sectors also supported results. In the materials sector, the underweight position as well as stock selection, including companies such as LaFarge (France) the world’s largest cement producer, negatively impacted performance. Finally, stock selection in the industrials sector detracted from performance.

Current Strategy and Outlook: During the month of October 2005, equity markets fell amid concerns over rising inflation and slower global growth. Early in October 2005’s retrenchment, we took profits and reduced exposure to certain sectors, including energy, which had exhibited solid performance for the Fund. At the end of October 2005, we were underweight the energy sector relative to the Index and holdings were more defensively positioned. We believe energy stocks are likely to be negatively impacted by any global slowdown. We believe that signs of demand destruction, rather than the commodity price itself will hold the key to sector performance.

October 2005 also witnessed a rollback in returns in many Emerging Markets, but we took profits from select holdings. emerging markets are susceptible to a slowdown in global growth, and in the current climate, volatility is likely to remain high. However, we believe that emerging markets will reassert themselves based on their strong fundamentals and attractive risk/reward opportunities, particularly Eastern and Central Europe.

Since Japan’s September 2005 elections, the Fund’s exposure to the country has increased through more domestically-focused companies such as regional banks. While we are still concerned about the state of national reforms, hence our overall underweight position to Japan, we see many individual companies showing a greater interest in enhancing shareholder value. Japan does remain vulnerable to any slowdown in Chinese growth and to a certain extent growth in the U.S.; therefore we believe this domestic focus is warranted.

Top Ten Industries as of October 31, 2005 (as a percent of net assets)

Banks	22.7%

Investment Companies	7.5%

Pharmaceuticals	6.5%

Oil and Gas	5.8%

Telecommunications	5.7%

Food	4.1%

Engineering and Construction	3.6%

Beverages	2.8%

Building Materials	2.2%

Holding Companies - Diversified	2.2%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING FOREIGN FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

		Since Inception		Since Inception
		of Class I		of Class Q
	1 Year	September 10, 2003		July 11, 2003
Class I	19.92%	18.03%		—
Class Q	19.52%	—		18.58%
MSCI EAFE Index(1)	18.59%	22.39	%(2)	23.15	%(3)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(2)         Since inception performance for index is shown from September 1, 2003.

(3)         Since inception performance for index is shown from July 1, 2003.

11

ING INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

The ING International Fund (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the United States. The Fund is a managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy, ING Investment Manager Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class Q shares provided a total return of 13.41% compared to the Morgan Stanley Capital International Europe, Austrasia and Far East (“MSCI EAFE”) Index, which returned 18.59% for the same period.

Portfolio Specifics: The Fund’s defensive positioning in the earlier part of the year ended October 2005 at first proved disappointing. Later in the 2005 year, however, many defensive names regained strength as the market grew concerned about high energy prices and economic growth. Newer positions in a broader array of sectors also helped performance. Much of the first half’s losses of 2005 were made up in the second half of the 2005 year.

Overall, stock selection was positive in Europe and developed Asia-ex Japan, while our holdings in Japan were disappointing. Our underweight of the U.K., which had relatively weak performance in the second half of the fiscal year ended October 2005 proved beneficial, but was not enough to make up for weak stock selection. emerging market stocks detracted from relative return. On a sector basis, our underweight positions in consumer discretionary and information technology stocks added to performance. This result was partially offset by a negative selection outcome in the financials and materials sectors. Energy and telecom stock selection added materially to results.

On an individual stock level, significant value was added by TDC A/S, the main Danish telecom services provider, after it increased on reports of takeover bids. Amano Corp., a Japanese industrial firm, added materially to performance during the second half of the fiscal year due to high product demand and the resulting higher price targets by analysts. A material positive contribution was made by our holding of SolarWorld AG, a German energy company, mainly due to an increase in capacity and expanded production, higher demand, and a secure supply base. The largest detractor was Canadian gold producer Placer Dome in a weak gold market; most of the loss occurred during the first half of the reporting 2005 period. Other negative contributors included Barco N.V, a Belgian maker of electronic visual displays, which fell after a lower profit forecast due to the decline in the dollar, and Tenaga Nasional Bhd, a Malaysian electric utility, which declined following decreased profits.

Current Strategy and Outlook: Despite signs that economic growth may be slowing and some nagging inflation concerns, our models continue to point towards a variety of solid investment opportunities. Japan’s election results were encouraging and appear to promise more financial reform. China’s growth continues to offer opportunity among global commodities companies, including oil. We have increased the Fund’s weightings in financial stocks since valuations appear attractive, and a peak in bond yields is likely in the year ahead. The Fund is maintaining an overweight position in energy stocks due to their strong cash generation and positive outlook. The Fund is underweight Europe and the U.K., and maintaining a modest exposure to emerging market stocks. At the sector level, the Fund continues to be underweight in the consumer discretionary and industrial sectors, and overweight positions on consumer staples, health care and utility stocks.

Top Ten Industries as of October 31, 2005 (as a percent of net assets)

Banks	19.2%

Oil and Gas	10.2%

Pharmaceuticals	8.4%

Food	8.1%

Telecommunications	7.9%

Diversified Financial Services	5.3%

Insurance	4.6%

Mining	3.5%

Electric	3.3%

Agriculture	3.1%

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

		Since Inception		Since Inception
		of Class I		of Class Q
	1 Year	January 15, 2002		February 26, 2001
Class I	13.73%	8.44%		—
Class Q	13.41%	—		2.54%
MSCI EAFE Index(1)	18.59%	11.27	%(2)	5.49	%(3)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)         Since inception performance for the index is shown from January 1, 2002.

(3)         Since inception performance for the index is shown from March 1, 2001.

13

ING INTERNATIONAL SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

The ING International SmallCap Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by John Chisholm, CFA, Executive Vice President and Matthew Cohen, CFA, Senior Vice President, Acadian Asset Management, Inc. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class Q shares provided a total return of 29.32% compared to the Morgan Stanley Capital International Europe, Austrasia and Far East (“MSCI EAFE”) SmallCap Index and the Standard & Poor’s/Citigroup Europe, Pacific, Asia Composite/Extended Market Index (“S&P/Citigroup EPAC/EMI”) which returned 29.05% and 25.41%, respectively, for the same period.

Portfolio Specifics: The MSCI EAFE SmallCap Index posted solid gains in the four months ended February 28, 2005, up 20.2%. International equity markets extended November’s gains into December and capped 2004 with robust performance across the board, despite an uncertain environment characterized by rising interest rates, higher oil prices and the ongoing war in Iraq. In the final weeks of 2004, trading volume was thin as investors geared up for the holidays, but the markets reacted favorably to easing oil prices, increased merger activity and rosy outlooks from such industry leaders as Intel Corp. and General Electric Co. The Fund benefited from overweightings in Europe and Canada, but an overweighting in Korea detracted from performance. Stock selection was strong in Europe, but was weak in the UK and Japan. For the period from March 1, 2005, through April 30, 2005, the Fund underperformed the MSCI EAFE SmallCap Index by approximately 2.6%. This was mostly the result of country allocations, though stock selection also detracted slightly from return.

The following investments helped the Fund’s performance for the subsequent eight months ended October 31, 2005. In Australia, stock-level performance, particularly in the materials sector, more than offset value lost to an overweighted country allocation. Energy sector holding Oil Search was also a significant contributor to active return. Strong global demand and elevated commodity prices over the period helped holdings in these sectors. In Spain, successful stock selection combined with an overweighting to deliver value added in this market. Homebuilder Fadesa Inmobiliar led the Fund’s Spanish holdings as construction activity was strong. In the United Kingdom, an underweighted allocation, which showed lackluster growth over the eight months ended October 31, 2005, helped return. Also contributing to active return was stock-level performance in the U.K., particularly in the capital equipment sector. Defense holding Cobham and building materials manufacturer BPB were the top performers among the Fund’s U.K. holdings. In Germany, stock selection generated additional active return. Selections in the materials sector were especially successful. Specifically, a position in German steel producer Salzgitter was a key driver of value added. In France, stock selection combined with the country overweighting to contribute excess return. A position in technology firm Neopost was the top contributor to active return among the Fund’s French holdings.

The following investments have detracted from the Fund’s inception performance for the eight months ended October, 31, 2005. In Japan, stock selection, combined with an underweighting, detracted from the Fund’s active return, as this market has had a particularly robust year, up approximately 11% over the eight month period ended October 31, 2005. Holdings that detracted from performance included services stocks Kyoei Tanker and Tonichi Carlife. In Greece, stock selection and an overweighted allocation, resulted in a negative impact to the Fund’s return. Specifically, an overweighting to the Greek services sector detracted from return. In emerging markets, stock selection in China offset value added from overweighting in this market, as selections in the materials and services sectors trailed the index. The active allocations to Turkey and Taiwan also lost value.

Current Strategy and Outlook: Country weightings are driven by bottom-up stock selection. The Fund is currently overweighted in Spain and France and actively allocated to Canada, Korea and Turkey. Significant underweightings include Japan and the U.K. Our bottom-up process led the Fund to focus on materials, energy and durables stocks.

The outlooks for Spain and France are positive based on our forecast factors. There are signs of particular strength in the banking and energy sectors, which are also expected to outperform in Canada, where the local currency remains quite strong. Turkey is the highest-ranked country in our emerging markets framework, driven primarily by longer-term cash flow factors and perceived lower risk as the country continues to bring its economic policy in line with that of the European Union.

Our forecast for Japan continues to show it as one of our lowest-ranked markets. This short-term outlook is based on the fact that the economic rehabilitation is still in the early stages, relative valuations are still high and deflation remains in place. We are most negative on technology and staples, though even within a sector that we view negatively overall, we often find individual holdings that are highly attractive. We are long-term positive on Japan given Koizumi’s reform-minded economic policy, strong and improving economic fundamentals and the expectation that earnings will catch up with valuations.

Top Ten Industries as of October 31, 2005 (as a percent of net assets)

Iron/Steel	7.7%

Diversified Financial Services	6.9%

Transportation	6.7%

Retail	6.6%

Oil and Gas	5.0%

Food	4.5%

Distribution/Wholesale	4.1%

Real Estate	3.9%

Insurance	3.5%

Building Materials	3.4%

Portfolio holdings are subject to change daily.

Effective March 1, 2005 Acadian Asset Management became sub-adviser to ING International SmallCap Fund. Prior to March 1, 2005, the Fund was sub-advised by Nicholas-Applegate Capital Management. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

14

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALLCAP FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Year	10 Year
Class Q	29.32%	2.87%	15.74%
MSCI EAFE SmallCap Index(1)	29.05%	15.10%	6.00%
S&P/Citigroup EPAC/EMI(2)	25.41%	11.01%	7.73%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Internationaml SmallCap Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America, which more closely tracks the types of securities in which the Fund invests than the S&P/Citigroup EPAC/EMI Index.

(2)              The S&P/Citigroup EPAC/EMI is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

15

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

The ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2005, the Fund’s Class Q shares provided a total return of 15.20% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which returned 18.59% for the same period.

Portfolio Specifics: The Fund’s advance during the fiscal year of 2005 was broad based, with positions in a wide range of countries and industries registering gains. On a country basis, advances for holdings in Japan made the most substantial contribution to returns. Top Japan-based performers included Japan Tobacco (tobacco), Mitsubishi Tokyo Financial (commercial banking), and Sumitomo Mitsui Financial Group (commercial banking)

In addition, advances for holdings in the United Kingdom and Germany also contributed to favorable absolute performance. Top performers in these countries included Volkswagen (Germany — automobiles) and Imperial Chemical (United Kingdom — chemicals).

From an industry perspective, advances for holdings in commercial banking and insurance helped drive performance. Among the stronger-performing holdings in these industries were Commerzbank (Germany — Commercial Banks) and Millea Holdings Inc. Tokyo (Japan — insurance). Gains for positions in the food products and the tobacco industries also tended to advance.

The main reason for the underperformance against the benchmark during the year was an overweight position in the diversified telecommunications industry, one of the weakest industry performers. The Fund was also underweight in the metals & mining and in the oil, gas, & consumable fuels industries, two of the strongest performing industries. The Fund’s industry exposure is a residual of our investment process, which focuses on company-by-company analysis to identify undervalued securities.

During the period, we sold positions such as BAE Systems (United Kingdom — aerospace & defense), Lukoil (Russia — oil gas & consumable fuels), and E.ON AG (Germany — electric utilities) as appreciation pushed their market prices toward our estimates of their long-term values. We also sold portions of other holdings to reduce their Fund weightings and to pursue other investment opportunities.

New purchases for the year included DaimlerChrysler (Germany — automobiles), Aegon (Netherlands — insurance), and Fuji Photo Film (Japan — leisure equipment & products), among others. We also added to select existing holdings at prices that we consider attractive.

Current Strategy and Outlook: During the year ended October 31, 2005, the Fund’s country and industry exposures shifted slightly due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to the Netherlands and the insurance industry increased, while exposure to the United Kingdom and the oil, gas & consumable fuels industry declined. The Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.

Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the Fund remains well positioned to deliver favorable long-term results. We acknowledge that many of the Fund’s current holdings recently have posted significant gains. However, we believe that all holdings remain undervalued, and we expect to realize solid appreciation as the market recognizes their true worth.

Top Ten Industries as of October 31, 2005 (as a percent of net assets)

Telecommunications	21.9%
Banks	14.4%
Food	13.9%
Insurance	10.1%
Pharmaceuticals	7.8%
Electric	4.3%
Home Furnishings	4.3%
Auto Manufacturers	4.1%
Miscellaneous Manufacturing	4.0%
Chemicals	2.6%

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

			Since Inception		Since Inception
			of Class I		of Class Q
	1 Year	5 Year	June 18, 2001		January 24, 2000
Class I	15.42%	—	9.90%		—
Class Q	15.20%	7.23%	—		7.13%
MSCI EAFE Index(1)	18.59%	3.42%	7.83	%(2)	1.51	%(3)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)     Since inception performance for index is shown from July 1, 2001.

(3)     Since inception performance for index is shown from February 1, 2000.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
	May 1, 2005	October 31, 2005	Ratio	October 31, 2005*

ING Global Real Estate Fund
Actual Fund Return
Class I(a)	$1,000.00	$1,061.40	1.30%	$ 5.51
Hypothetical (Excluding Expenses)
Class I	$1,000.00	$1,015.21	1.30%	$ 5.38

ING Global Value Choice Fund
Actual Fund Return
Class Q	$1,000.00	$1,089.70	1.55%	$ 8.16
Hypothetical (Excluding Expenses)
Class Q	$1,000.00	$1,017.39	1.55%	$ 7.88

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except for ING Global Real Estate Fund, Class I “Actual Fund return” information which reflects the 150 day period ended October 31, 2005 due to its inception date of June 3, 2005.)

(a)          Commenced operations June 3, 2005.

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
	May 1, 2005	October 31, 2005	Ratio	October 31, 2005*

ING Emerging Countries Fund
Actual Fund Return
Class Q	$1,000.00	$1,093.80	1.85%	$ 9.76
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,015.88	1.85%	$ 9.40

ING Foreign Fund
Actual Fund Return
Class I	$1,000.00	$1,111.70	1.35%	$ 7.19
Class Q	1,000.00	1,110.10	1.60%	8.51
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.40	1.35%	$ 6.87
Class Q	1,000.00	1,017.14	1.60%	8.13

ING International Fund
Actual Fund Return
Class I	$1,000.00	$1,076.80	1.26%	$ 6.60
Class Q	1,000.00	1,075.00	1.51%	7.90
Hypothetical (5% return before expenses) Class I	$1,000.00	$1,018.85	1.26%	$ 6.41
Class Q	1,000.00	1,017.59	1.51%	7.68

ING International SmallCap Fund
Actual Fund Return
Class Q	$1,000.00	$1,156.30	1.49%	$ 8.10
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,017.69	1.49%	$ 7.58

ING International Value Fund
Actual Fund Return
Class I	$1,000.00	$1,089.50	1.23%	$ 6.48
Class Q	1,000.00	1,088.90	1.48%	7.79
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.00	1.23%	$ 6.26
Class Q	1,000.00	1,017.74	1.48%	7.53

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Real Estate Fund, ING Global Value Choice Fund (formerly ING Worldwide Growth Fund), ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, and ING International SmallCap Fund (formerly ING International SmallCap Growth Fund), each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods prior to November 1, 2002 were audited by other auditors whose report thereon, dated December 17, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Real Estate Fund, ING Global Value Choice Fund, ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Fund, and ING International Value Fund as of October 31, 2005, and the results of their operations, the changes in their net assets, and their financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2005

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

	ING	ING	ING
	Global	Global	Emerging
	Real Estate	Value Choice	Countries
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$174,200,130	$97,494,287	$122,362,835
Investment in affiliate**	2,663,341	—	—
Short-term investments at amortized cost	—	6,636,000	19,481,000
Cash	4,002,656	3,268,679	4,983,923
Foreign currencies at value***	453,952	23,995	4,722,120
Receivables:
Investment securities sold	—	608,894	—
Fund shares sold	952,275	33,898	600,195
Dividends and interest	370,365	221,028	604,342
Prepaid expenses	27,397	16,056	23,678
Total assets	182,670,116	108,302,837	152,778,093

LIABILITIES:
Payable for investment securities purchased	1,832,055	248,722	—
Payable for fund shares redeemed	251,344	362,726	193,817
Payable upon receipt of securities loaned	—	6,636,000	19,481,000
Payable to affiliates	227,077	161,127	201,706
Payable for trustee fees	2,140	38,040	71,305
Other accrued expenses and liabilities	70,863	127,280	154,159
Total liabilities	2,383,479	7,573,895	20,101,987
NET ASSETS	$180,286,637	$100,728,942	$132,676,106

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$145,023,060	$286,806,785	$189,097,429
Undistributed net investment income
(accumulated net investment loss)	(3,067,440)	396,508	670,204
Accumulated net realized gain (loss) on investments
and foreign currency related transactions	12,000,328	(190,054,701)	(60,910,593)
Net unrealized appreciation on investments and
foreign currency related transactions	26,330,689	3,580,350	3,819,066
NET ASSETS	$180,286,637	$100,728,942	$132,676,106

+	Including securities loaned at value	$—	$6,412,204	$18,758,086
*	Cost of investments in securities	$147,918,813	$93,910,959	$118,623,108
**	Cost of investment in affiliate	$2,611,784	$—	$—
***	Cost of foreign currencies	$454,090	$24,069	$4,639,658

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

	ING	ING	ING
	Global	Global	Emerging
	Real Estate	Value Choice	Countries
	Fund	Fund	Fund

Class A:
Net Assets	$138,313,993	$41,940,766	$87,142,666
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	8,069,210	2,309,102	3,692,533
Net asset value and redemption price per share	$17.14	$18.16	$23.60
Maximum offering price per share (5.75%)(1)	$18.19	$19.27	$25.04

Class B:
Net Assets	$12,302,242	$23,483,290	$12,562,235
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	819,716	1,193,803	542,117
Net asset value and redemption price per share(2)	$15.01	$19.67	$23.17
Maximum offering price per share	$15.01	$19.67	$23.17

Class C:
Net Assets	$27,989,250	$30,918,348	$20,985,203
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	1,788,316	1,766,465	952,145
Net asset value and redemption price per share(2)	$15.65	$17.50	$22.04
Maximum offering price per share	$15.65	$17.50	$22.04

Class M:
Net Assets	n/a	n/a	$1,210,374
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.00
Shares outstanding	n/a	n/a	52,162
Net asset value and redemption price per share	n/a	n/a	$23.20
Maximum offering price per share (3.50%)(3)	n/a	n/a	$24.04

Class I:
Net Assets	$1,681,152	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.00	n/a	n/a
Shares outstanding	98,101	n/a	n/a
Net asset value and redemption price per share	$17.14	n/a	n/a
Maximum offering price per share	$17.14	n/a	n/a

Class Q:
Net Assets	n/a	$4,386,538	$10,775,628
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.00	$0.00
Shares outstanding	n/a	206,448	441,990
Net asset value and redemption price per share	n/a	$21.25	$24.38
Maximum offering price per share	n/a	$21.25	$24.38

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(3)	Maximum offering price is comuted at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

			ING	ING
	ING	ING	International	International
	Foreign	International	SmallCap	Value
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$217,260,206	$115,751,131	$333,759,396	$4,021,654,583
Short-term investments at amortized cost	4,949,000	4,871,000	57,748,000	104,511,000
Repurchase agreement	—	4,462,000	—	—
Cash	9,317,785	108	6,352,256	38,602,717
Foreign currencies at value**	10,559,977	2,931	47,913	—
Receivables:
Investment securities sold	2,400,054	126,892	49,768	—
Fund shares sold	1,801,941	218,438	880,104	3,453,548
Dividends and interest	251,763	371,101	1,480,731	8,560,301
Unrealized appreciation on forward foreign
currency contracts	283,814	—	—	—
Prepaid expenses	24,493	22,922	27,342	56,495
Total assets	246,849,033	125,826,523	400,345,510	4,176,838,644

LIABILITIES:
Payable for investment securities purchased	3,895,017	—	—	—
Payable for fund shares redeemed	173,135	124,263	782,941	8,311,190
Payable upon receipt of securities loaned	4,949,000	4,871,000	57,748,000	104,511,000
Unrealized depreciation on forward
currency contracts	1,435,470	—	—	—
Payable to affiliates	340,831	152,918	476,128	5,202,694
Payable to custodian due to foreign currency
overdraft***	—	—	—	491
Payable for trustee fees	1,531	37,081	6,548	27,134
Other accrued expenses and liabilities	222,994	106,581	322,293	2,170,225
Total liabilities	11,017,978	5,291,843	59,335,910	120,222,734
NET ASSETS	$235,831,055	$120,534,680	$341,009,600	$4,056,615,910

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$199,779,225	$121,128,046	$362,281,102	$3,167,036,667
Undistributed net investment income	1,106,905	1,737,694	2,368,780	31,576,663
Accumulated net realized gain (loss) on
investments and foreign currency
related transactions	4,898,594	(10,920,904)	(64,239,012)	303,993,604
Net unrealized appreciation on investments
and foreign currency related transactions	30,046,331	8,589,844	40,598,730	554,008,976
NET ASSETS	$235,831,055	$120,534,680	$341,009,600	$4,056,615,910

+	Including securities loaned at value	$4,912,810	$4,778,120	$54,813,594	$98,489,416
*	Cost of investments in securities	$185,981,660	$107,153,960	$293,153,130	$3,467,551,238
**	Cost of foreign currencies	$10,611,329	$2,965	$47,974	$—
***	Cost of foreign currencies overdraft	$—	$—	$—	$(1,570)

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

			ING	ING
	ING	ING	International	International
	Foreign	International	SmallCap	Value
	Fund	Fund	Fund	Fund

Class A:
Net Assets	$122,882,860	$51,192,568	$173,612,100	$1,732,331,829
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	8,309,121	4,667,084	4,598,867	94,508,267
Net asset value and redemption price per share	$14.79	$10.97	$37.75	$18.33
Maximum offering price per share (5.75%)(1)	$15.69	$11.64	$40.05	$19.45

Class B:
Net Assets	$22,943,553	$16,338,052	$57,130,991	$411,070,804
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	1,577,387	1,548,728	1,471,364	22,898,409
Net asset value and redemption price per share(2)	$14.55	$10.55	$38.83	$17.95
Maximum offering price per share	$14.55	$10.55	$38.83	$17.95

Class C:
Net Assets	$87,876,761	$15,008,117	$52,420,317	$663,625,648
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	6,032,288	1,422,269	1,472,722	37,059,693
Net asset value and redemption price per share(2)	$14.57	$10.55	$35.59	$17.91
Maximum offering price per share	$14.57	$10.55	$35.59	$17.91

Class I:
Net Assets	$1,048,708	$23,452,303	n/a	$1,221,594,290
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.00	$0.00	n/a	$0.01
Shares outstanding	70,257	2,144,563	n/a	66,448,514
Net asset value and redemption price per share	$14.93	$10.94	n/a	$18.38
Maximum offering price per share	$14.93	$10.94	n/a	$18.38

Class Q:
Net Assets	$1,079,173	$14,543,640	$57,846,192	$27,993,339
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	72,799	1,335,418	1,427,224	1,524,074
Net asset value and redemption price per share	$14.82	$10.89	$40.53	$18.37
Maximum offering price per share	$14.82	$10.89	$40.53	$18.37

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

	ING	ING	ING
	Global	Global	Emerging
	Real Estate	Value Choice	Countries
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,228,882	$2,379,392	$2,865,702
Interest	116,406	132,408	420,236
Securities lending income	—	10,253	40,595
Total investment income	4,345,288	2,522,053	3,326,533

EXPENSES:
Investment management fees	1,375,038	1,091,559	1,424,134
Distribution and service fees:
Class A	275,873	157,468	265,309
Class B	86,945	262,084	132,025
Class C	177,802	337,539	135,235
Class M	—	—	12,092
Class Q	—	10,505	25,481
Transfer agent fees:
Class A	52,910	99,749	135,735
Class B	4,167	58,079	23,617
Class C	8,512	75,142	24,266
Class M	—	—	2,208
Class I	84	—	—
Class Q	—	1,088	4,203
Administrative service fees	137,502	109,155	113,930
Shareholder reporting expense	32,065	102,819	44,387
Registration fees	58,324	53,010	64,535
Professional fees	20,675	20,232	18,150
Custody and accounting expense	22,235	47,840	90,429
Trustee fees	3,953	5,247	4,056
Insurance expense	1,697	1,851	1,598
Miscellaneous expense	7,825	12,650	14,311
Total expenses	2,265,607	2,446,017	2,535,701
Net recouped (waived and reimbursed) fees	112,929	(48,215)	(67,496)
Net expenses	2,378,536	2,397,802	2,468,205
Net investment income	1,966,752	124,251	858,328

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	12,517,088	25,260,163	46,026,281
Foreign currency related transactions	(353,065)	(126,821)	(167,217)
Payment by affiliate	—	8,840	266,176
Net realized gain on investments,
foreign currency related transactions
and payment by affiliate	12,164,023	25,142,182	46,125,240
Net change in unrealized appreciation
or depreciation on:
Investments	10,843,158	(11,141,392)	(26,295,657)
Foreign currency related transactions	2,092	(30,426)	(60,697)
Net change in unrealized appreciation
or depreciation on investments and
foreign currency related transactions	10,845,250	(11,171,818)	(26,356,354)
Net realized and unrealized gain on
investments, foreign currency related
transactions and payment by affiliate	23,009,273	13,970,364	19,768,886
Increase in net assets resulting from operations	$24,976,025	$14,094,615	$20,627,214

*	Foreign taxes withheld	$256,645	$130,683	$385,691

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

			ING	ING
	ING	ING	International	International
	Foreign	International	SmallCap	Value
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,739,100	$2,670,663	$7,967,211	$89,590,031
Interest	316,283	285,638	758,864	10,347,072
Securities lending income	24,892	10,470	424,970	299,769
Total investment income	4,080,275	2,966,771	9,151,045	100,236,872

EXPENSES:
Investment management fees	1,863,015	1,147,953	3,390,664	40,730,906
Distribution and service fees:
Class A	248,013	128,704	591,465	5,654,943
Class B	178,519	165,308	593,084	4,475,532
Class C	656,185	160,979	503,204	6,830,989
Class Q	2,852	24,243	151,115	71,976
Transfer agent fees:
Class A	111,997	74,741	274,880	2,177,078
Class B	20,165	23,985	96,312	516,961
Class C	74,134	23,374	81,816	790,777
Class I	914	2,257	—	464,180
Class Q	548	1,021	5,310	12,812
Administrative service fees	186,299	114,794	339,063	4,073,046
Shareholder reporting expense	31,995	37,528	137,044	617,995
Registration fees	69,795	49,308	58,612	82,848
Professional fees	17,107	12,693	29,140	244,065
Custody and accounting expense	239,518	59,340	163,516	1,220,150
Trustee fees	4,474	4,638	13,513	147,714
Insurance expense	1,822	1,649	5,172	60,810
Miscellaneous expense	9,442	9,390	27,147	1,268,609
Total expenses	3,716,794	2,041,905	6,461,057	69,441,391
Net recouped fees	25,859	—	—	—
Net expenses	3,742,653	2,041,905	6,461,057	69,441,391
Net investment income	337,622	924,866	2,689,988	30,795,481

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	9,502,106	15,808,237	98,030,683	334,541,367
Foreign currency related transactions	(1,833,185)	(163,812)	(1,085,920)	(1,313,398)
Payment by affiliate	—	127,510	914,722	79,655
Net realized gain on investments,
foreign currency related transactions
and payment by affiliate	7,668,921	15,771,935	97,859,485	333,307,624
Net change in unrealized appreciation
or depreciation on:
Investments	21,552,282	(3,056,148)	(16,250,317)	193,480,616
Foreign currency related transactions	(1,235,653)	(15,141)	(6,168)	(509,788)
Net change in unrealized appreciation or
depreciation on investments and
foreign currency related transactions	20,316,629	(3,071,289)	(16,256,485)	192,970,828
Net realized and unrealized gain on investments,
foreign currency related transactions and
payment by affiliate	27,985,550	12,700,646	81,603,000	526,278,452
Increase in net assets resulting from operations	$28,323,172	$13,625,512	$84,292,988	$557,073,933

*	Foreign taxes withheld	$547,196	$278,925	$727,389	$11,540,682

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2005	2004

FROM OPERATIONS:
Net investment income	$1,966,752	$1,820,887
Net realized gain on investments and foreign currency related transactions	12,164,023	6,506,097
Net change in unrealized appreciation or depreciation on investments and
foreign currency related transactions	10,845,250	9,630,317
Net increase in net assets resulting from operations	24,976,025	17,957,301

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,673,599)	(2,020,848)
Class B	(233,025)	(92,026)
Class C	(422,111)	(115,157)
Class I	(17,876)	—
Net realized gains:
Class A	(5,775,476)	(2,440,018)
Class B	(334,884)	(103,979)
Class C	(517,618)	(110,735)
Total distributions	(10,974,589)	(4,882,763)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	95,904,278	56,992,662
Dividends reinvested	8,286,072	3,845,479
	104,190,350	60,838,141
Cost of shares redeemed	(46,019,544)	(10,585,102)
Net increase in net assets resulting from capital share transactions	58,170,806	50,253,039
Net increase in net assets	72,172,242	63,327,577

NET ASSETS:
Beginning of year	108,114,395	44,786,818
End of year	$180,286,637	$108,114,395
Accumulated net investment loss	$(3,067,440)	$(778,529)

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Value Choice Fund		ING Emerging Countries Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$124,251	$(748,568)	$858,328	$276,515
Net realized gain on investments, foreign currency related transactions and payment by affiliate	25,142,182	21,327,711	46,125,240	17,726,017
Net change in unrealized depreciation on investments and foreign currency related transactions	(11,171,818)	(10,025,365)	(26,356,354)	(5,624,977)
Net increase in net assets resulting from operations	14,094,615	10,553,778	20,627,214	12,377,555

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(59,355)	(341,859)
Class M	—	—	—	(2,321)
Class Q	—	—	(13,322)	(96,899)
Total distributions	—	—	(72,677)	(441,079)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,058,733	13,920,775	49,570,991	63,742,660
Dividends reinvested	—	—	65,764	387,844
	15,058,733	13,920,775	49,636,755	64,130,504
Cost of shares redeemed	(43,124,283)	(54,040,277)	(37,110,260)	(94,288,735)
Net increase (decrease) in net assets resulting from capital share transactions	(28,065,550)	(40,119,502)	12,526,495	(30,158,231)
Net increase (decrease) in net assets	(13,970,935)	(29,565,724)	33,081,032	(18,221,755)

NET ASSETS:
Beginning of year	114,699,877	144,265,601	99,595,074	117,816,829
End of year	$100,728,942	$114,699,877	$132,676,106	$99,595,074
Undistributed net investment income at end of year	$396,508	$947	$670,204	$53,249

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	ING Foreign Fund		ING International Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$337,622	$22,738	$924,866	$627,166
Net realized gain (loss) on investments, foreign currency related transactions and payment by affiliate	7,668,921	(2,094,226)	15,771,935	12,363,164
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	20,316,629	9,255,618	(3,071,289)	1,122,418
Net increase in net assets resulting from operations	28,323,172	7,184,130	13,625,512	14,112,748

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(31,426)	(500,256)	(65,485)
Class B	—	(6,143)	(77,407)	—
Class C	—	(20,429)	(70,840)	—
Class I	—	(964)	(268,842)	(43,979)
Class Q	—	(1,175)	(93,747)	(38,000)
Net realized gains:
Class A	—	(33,310)	—	—
Class B	—	(7,332)	—	—
Class C	—	(26,225)	—	—
Class I	—	(920)	—	—
Class Q	—	(1,471)	—	—
Return of capital:
Class A	—	(86,197)	—	—
Class B	—	(19,071)	—	—
Class C	—	(68,664)	—	—
Class I	—	(2,392)	—	—
Class Q	—	(3,826)	—	—
Total distributions	—	(309,545)	(1,011,092)	(147,464)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	130,983,247	117,807,728	34,317,445	59,336,093
Dividends reinvested	—	195,834	927,388	123,195
Redemption fee proceeds	—	—	12,635	9,571
	130,983,247	118,003,562	35,257,468	59,468,859
Cost of shares redeemed	(42,711,627)	(19,794,538)	(30,672,702)	(67,247,422)
Net increase (decrease) in net assets resulting from capital share transactions	88,271,620	98,209,024	4,584,766	(7,778,563)
Net increase in net assets	116,594,792	105,083,609	17,199,186	6,186,721

NET ASSETS:
Beginning of year	119,236,263	14,152,654	103,335,494	97,148,773
End of year	$235,831,055	$119,236,263	$120,534,680	$103,335,494
Undistributed net investment income at end of year	$1,106,905	$4,284	$1,737,694	$1,011,247

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	ING International SmallCap Fund		ING International Value Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$2,689,988	$(358,177)	$30,795,481	$22,990,839
Net realized gain on investments, foreign currency related transactions and payment by affiliate	97,859,485	75,495,671	333,307,624	282,586,322
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(16,256,485)	(27,136,347)	192,970,828	450,122,588
Net increase in net assets resulting from operations	84,292,988	48,001,147	557,073,933	755,699,749

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(28,389)	(24,560,725)	(10,230,529)
Class B	—	—	(2,978,147)	(4,813,131)
Class C	—	—	(4,480,827)	(221,805)
Class I	—	—	(14,637,231)	—
Class Q	—	(35,174)	(416,197)	—
Net realized gains:
Class A	—	—	(88,815,999)	—
Class B	—	—	(21,863,296)	—
Class C	—	—	(32,628,011)	—
Class I	—	—	(40,249,883)	—
Class Q	—	—	(1,347,031)	—
Total distributions	—	(63,563)	(231,977,347)	(15,265,465)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,365,295	102,648,725	888,315,865	760,539,725
Dividends reinvested	—	53,883	168,697,259	11,832,249
	93,365,295	102,702,608	1,057,013,124	772,371,974
Cost of shares redeemed	(158,584,246)	(170,219,420)	(1,185,357,264)	(855,607,324)
Net decrease in net assets resulting from capital share transactions	(65,218,951)	(67,516,812)	(128,344,140)	(83,235,350)
Net increase (decrease) in net assets	19,074,037	(19,579,228)	196,752,446	657,198,934

NET ASSETS:
Beginning of year	321,935,563	341,514,791	3,859,863,464	3,202,664,530
End of year	$341,009,600	$321,935,563	$4,056,615,910	$3,859,863,464
Undistributed net investment income at end of year	$2,368,780	$36,528	$31,576,663	$46,064,519

See Accompanying Notes to Financial Statements

30

ING GLOBAL REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I
June 3,
2005 to
October 31,
2005(1)
Per Share Operating Performance:
Net asset value, beginning of period	$16.32
Income from investment operations:
Net investment income	$0.14 *†
Net realized and unrealized gain on investments	$0.86 †
Total from investment operations	$1.00
Less distributions from:
Net investment income	$0.18
Total distributions	$0.18
Net asset value, end of period	$17.14
Total Return(2)%	6.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,681
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)%	1.30
Gross expenses prior to expense reimbursement/recoupment(3)%	1.22
Net investment income(3)	0.85 †
Portfolio turnover rate	% 91

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized

(3)              Annualized for periods less than one year.

*                 Per share data calculated using average number of shares outstanding throughout the period.

†                  Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85%.

See Accompanying Notes to Financial Statements

31

ING GLOBAL VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.61		17.17	14.34	17.87	30.37
Income (loss) from investment operations:
Net investment income (loss)	$0.15		0.01	(0.01)	(0.08)*	(0.07)*
Net realized and unrealized gain (loss) on investments	$2.49		1.43	2.84	(3.45)*	(11.19)*
Total from investment operations	$2.64		1.44	2.83	(3.53)	(11.26)
Less distributions from:
Net realized gains on investments	$—		—	—	—	0.89
Tax return of capital	$—		—	—	—	0.35
Total distributions	$—		—	—	—	1.24
Payment by affiliate	$0.00	**	—	—	—	—
Net asset value, end of period	$21.25		18.61	17.17	14.34	17.87
Total Return(1)%	14.19	†	8.39	19.74	(19.75)	(38.56)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,387		4,223	6,454	8,194	17,178
Ratios to average net assets:
Net expense after reimbursement/recoupment and brokerage commission recapture	% 1.55		1.59	1.54	1.49	1.51
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.55		1.59	1.54	1.49	1.51
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture	% 1.60		1.51	1.62	1.59	1.60
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(2)%	0.75		0.05	(0.04)	(0.47)	(0.30)
Portfolio turnover rate	% 129		101	125	281	302

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.005 per share.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

32

ING EMERGING COUNTRIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$20.03		17.89		12.80	12.26	16.81
Income (loss) from investment operations:
Net investment income (loss)	$0.26		0.09		0.12	(0.14)	0.09
Net realized and unrealized gain (loss) on investments	$4.07		2.17		4.97	0.68	(4.64)
Total from investment operations	$4.33		2.26		5.09	0.54	(4.55)
Less distributions from:
Net investment income	$0.03		0.12		—	0.00 *	—
Total distributions	$0.03		0.12		—	0.00 *	—
Payment by affiliate	$0.05		0.00	*	—	—	—
Net asset value, end of period	$24.38		20.03		17.89	12.80	12.26
Total Return(1)%	21.89	††	12.70	†	39.77	4.41	(27.01)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,776		8,929		18,168	21,132	26,783
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.85		2.10		1.93	2.00	1.97
Gross expenses prior to expense reimbursement/recoupment	% 1.85		2.00		2.03	1.94	1.98
Net investment income (loss) after expense reimbursement/recoupment(2)%	1.12		0.36		0.59	(0.24)	0.42
Portfolio turnover rate	% 124		88		135	124	74

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

†                  In 2004, 0.25% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 21.64%. There was no impact on total return due to the payment by affiliate.

††            In 2005, 0.25% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.64% for the Fund.

See Accompanying Notes to Financial Statements

33

ING FOREIGN FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
			September 10,
			2003(1) to
	Year Ended October 31,		October 31,
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.45	11.05	10.63
Income (loss) from investment operations:
Net investment income (loss)	$0.34	0.19	0.00 *
Net realized and unrealized gain on investments	$2.14	1.39	0.42
Total from investment operations	$2.48	1.58	0.42
Less distributions from:
Net investment income	$—	0.04	—
Return of capital	$—	0.10	—
Net realized gain on investments	$—	0.04	—
Total distributions	$—	0.18	—
Net asset value, end of period	$14.93	12.45	11.05
Total Return(2)%	19.92	14.53	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,049	2,547	188
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.35	1.25	1.43
Gross expenses prior to and expense reimbursement/recoupment(3)%	1.34	1.50	5.51
Net investment income (loss) after proceeds and expense reimbursement/recoupment(3)(4)%	0.97	1.58	0.21
Portfolio turnover rate	% 81	141	50

	Class Q
			July 11,
			2003(1) to
	Year Ended October 31,		October 31,
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.40	11.02	10.13
Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.09	(0.00)*
Net realized and unrealized gain on investments	$2.34	1.46	0.89
Total from investment operations	$2.42	1.55	0.89
Less distributions from:
Net investment income	$—	0.03	—
Return of capital	$—	0.10	—
Net realized gain on investments	$—	0.04	—
Total distributions	$—	0.17	—
Net asset value, end of period	$14.82	12.40	11.02
Total Return(2)%	19.52	14.28	8.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,079	1,054	421
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.60	1.60	1.85
Gross expenses prior to and expense reimbursement/recoupment(3)%	1.59	1.85	5.93
Net investment income (loss) after proceeds and expense reimbursement/recoupment(3)(4)%	0.53	0.34	(0.17)
Portfolio turnover rate	% 81	141	50

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

34

ING INTERNATIONAL FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
					January 15,
					2002 to
		Year Ended October 31,			October 31,
	2005		2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$9.76		8.45	7.06	8.25
Income (loss) from investment operations:
Net investment income	$0.14		0.09	0.10	0.05
Net realized and unrealized gain (loss) on investments	$1.18		1.25	1.34	(1.24)
Total from investment operations	$1.32		1.34	1.44	(1.19)
Less distributions from:
Net investment income	$0.15		0.03	0.05	—
Total distributions	$0.15		0.03	0.05	—
Payment by affiliate	$0.01		—	—	—
Net asset value, end of period	$10.94		9.76	8.45	7.06
Total Return(2)%	13.73	†	15.94	20.53	(14.42)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,452		17,211	11,582	6,384
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment
and brokerage commission recapture	% 1.26		1.26	1.33	1.48
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.26		1.26	1.33	1.48
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.26		1.22	1.34	1.53
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.34		1.13	1.29	0.72
Portfolio turnover rate	% 116		90	100	126

		Class Q
						February 26,
						2001 to
	Year Ended October 31,					October 31,
	2005		2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of period	$9.72		8.43	7.04	8.10	9.89
Income (loss) from investment operations:
Net investment income (loss)	$0.08		0.06	0.07	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.20		1.25	1.37	(1.03)	(1.77)
Total from investment operations	$1.28		1.31	1.44	(1.06)	(1.79)
Less distributions from:
Net investment income	$0.12		0.02	0.05	—	—
Total distributions	$0.12		0.02	0.05	—	—
Payment by affiliate	$0.01		—	—	—	—
Net asset value, end of period	$10.89		9.72	8.43	7.04	8.10
Total Return(2)%	13.41	†	15.61	20.51	(13.09)	(18.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,544		7,274	14,755	6,949	7
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture	% 1.51		1.60	1.59	1.61	2.27
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.51		1.60	1.59	1.61	2.27
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.51		1.56	1.59	1.70	2.27
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.00		0.73	0.91	(0.08)	(0.24)
Portfolio turnover rate	% 116		90	100	126	169

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†                  In 2005, 0.10% of the total return on Class I and Class Q, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 13.63% and 13.31% for Class I and Class Q, respectively.

See Accompanying Notes to Financial Statements

35

ING INTERNATIONAL SMALLCAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$31.34		27.11		19.54	23.19	38.18
Income (loss) from investment operations:
Net investment income (loss)	$0.43	**	0.10		0.21	0.04	0.00 *
Net realized and unrealized gain (loss) on investments	$8.66		4.13		7.36	(3.69)	(12.12)
Total from investment operations	$9.09		4.23		7.57	(3.65)	(12.12)
Less distributions from:
Net investment income	$—		0.01		—	—	0.24
Net realized gains on investments	$—		—		—	—	2.63
Total distributions	$—		0.01		—	—	2.87
Payment by affiliate	$0.10		0.01		—	—	—
Net asset value, end of period	$40.53		31.34		27.11	19.54	23.19
Total Return(1)%	29.32	††	15.66	†	38.74	(15.74)	(34.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$57,846		61,166		79,140	70,404	91,089
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.49		1.50		1.59	1.55	1.50
Gross expenses prior to expense reimbursement/recoupment	% 1.49		1.47		1.58	1.59	1.50
Net investment income (loss) after expense reimbursement/recoupment(2)%	1.18		0.28		0.35	0.07	0.04
Portfolio turnover rate	% 124		106		114	149	143

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments , LLC within three years of being incurred.

*                 Amount represents less than $0.005 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

†                  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.04%.

††            In 2005, 0.32% of the total return on the Fund consists of a payment by affiliate. Excluding this item, total return would have been 29.00% on the Fund.

See Accompanying Notes to Financial Statements

36

ING INTERNATIONAL VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
						June 18,
						2001 to
	Year Ended October 31,					October 31,
	2005		2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of period	$16.96		13.74	10.43	12.35	13.89
Income (loss) from investment operations:
Net investment income	$0.20		0.16	0.13	0.16	0.02
Net realized and unrealized gain (loss) on investments	$2.31		3.20	3.48	(1.68)	(1.56)
Total from investment operations	$2.51		3.36	3.61	(1.52)	(1.54)
Less distributions from:
Net investment income	$0.29		0.14	0.10	0.14	—
Net realized gains on investments	$0.80		—	0.20	0.26	—
Total distributions	$1.09		0.14	0.30	0.40	—
Payment by affiliate	$0.00	*	—	—	—	—
Net asset value, end of period	$18.38		16.96	13.74	10.43	12.35
Total Return(2)%	15.42	†	24.67	35.58	(12.89)	(11.09)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,221,594		831,142	482,047	372,352	226,067
Ratios to average net assets:
Expenses(3)%	1.23		1.21	1.29	1.32	1.24
Net investment income(3)%	1.18		1.18	1.12	1.04	0.62
Portfolio turnover rate	% 21		29	9	20	15

	Class Q
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.94		13.73	10.44	12.34	16.68
Income (loss) from investment operations:
Net investment income	$0.19		0.14	0.10	0.07	0.10
Net realized and unrealized gain (loss) on investments	$2.29		3.17	3.49	(1.63)	(2.42)
Total from investment operations	$2.48		3.31	3.59	(1.56)	(2.32)
Less distributions from:
Net investment income	$0.25		0.10	0.10	0.08	0.14
Net realized gains on investments	$0.80		—	0.20	0.26	1.88
Total distributions	$1.05		0.10	0.30	0.34	2.02
Payment by affiliate	$0.00	*	—	—	—	—
Net asset value, end of period	$18.37		16.94	13.73	10.44	12.34
Total Return(2)%	15.20	†	24.32	35.37	(13.11)	(15.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,993		28,862	29,319	29,836	35,802
Ratios to average net assets:
Expenses(3)%	1.48		1.46	1.54	1.49	1.59
Net investment income(3)%	0.99		0.89	0.87	0.63	0.91
Portfolio turnover rate	% 21		29	9	20	15

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                 Amount represents less than $0.005 per share.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1992 with ten separate series (“Funds”): ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Emerging Countries Fund (“Emerging Countries”), ING Foreign Fund (“Foreign”), ING International Fund (“International”) and ING International SmallCap Fund (“International SmallCap”). IMT is a Massachusetts business trust organized in 1993 with one series (Fund), ING International Value Fund (“International Value”). The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Manager and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value, or (5) by employees of the Investment Manager or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Investment Manager or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.    Security Valuation. For all Funds investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely

38

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.    Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Fund estimates components of distributions from real estate investment trust (REITs). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.    Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

39

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.     Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except Global Real Estate, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.     Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

40

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.    Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.    Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.      Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.     Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.    Options Contracts. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.     Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.   Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the

41

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$173,370,841	$ 123,334,533
Global Value Choice	138,155,489	167,790,207
Emerging Countries	142,492,694	135,260,926
Foreign	218,049,170	145,008,809
International	133,965,201	128,793,613
International SmallCap	413,148,346	475,065,711
International Value	825,373,772	1,108,212,398

NOTE 4 — REDEMPTION FEES

International imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2005 and 2004 were $12,635 and $9,571, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets
Global Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Emerging Countries	1.25%
Foreign	1.00% on the first $500 million; and 0.90% thereafter
International	1.00%
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00%

ING Clarion Real Estate Securities L.P. (“ING Clarion”) a registered investment adviser, serves as a Sub-Adviser to Global Real Estate pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

NWQ Investment Management Company (“NWQ”), a registered investment adviser, serves as a Sub-Adviser to Global Value Choice pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as a Sub-Adviser to Emerging Countries and International Value pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Julius Baer Investment Management, LLC (“JBIM”), a registered investment adviser wholly-owned by the Julius Baer Group, serves as Sub-Adviser to Foreign pursuant to a Sub-Advisory Agreement between the Investment Manager and JBIM.

ING Investment Management Co. (“ING IM”), a registered investment adviser serves as Sub-Adviser to International pursuant to a Sub-Advisory Agreement between the Investment Manager and ING IM.

Acadian Asset Management (“Acadian”), a registered investment adviser, serves as a Sub-Adviser to International SmallCap pursuant to a Sub-Advisory Agreement between the Investment Manager and Acadian.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Manager, ING IM, ING Clarion and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred

42

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class M		Class Q
Global Real Estate	0.25%		1.00%	1.00%	N/A		N/A
Global Value Choice	0.35%		1.00%	1.00%	N/A		0.25%
Emerging Countries	0.35	%(1)	1.00%	1.00%	1.00	%(2)	0.25%
Foreign	0.25%		1.00%	1.00%	N/A		0.25%
International	0.25%		1.00%	1.00%	N/A		0.25%
International SmallCap	0.35%		1.00%	1.00%	N/A		0.25%
International Value	0.30%		1.00%	1.00%	N/A		0.25%

(1)          ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2005 through December 31, 2005.

(2)          ING Funds Distributor, LLC has agreed to waive 0.25% of the Distribution Fee for Class M shares of Emerging Countries.

Fees paid to the Distributor by class during the year ended October 31, 2005 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the year ended October 31, 2005, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class B	Class C	Class M
Initial Sales Charges
Global Real Estate	$76,837	N/A	N/A	N/A
Global Value Choice	6,567	N/A	N/A	N/A
Emerging Countries	30,457	N/A	N/A	$146
Foreign	76,564	N/A	N/A	N/A
International	11,394	N/A	N/A	N/A
International SmallCap	20,479	N/A	N/A	N/A
International Value	2,469	N/A	N/A	N/A
International
Value Choice	7,489	N/A	N/A	N/A
Precious Metals	13,434	N/A	N/A	N/A
Russia	248,873	N/A	N/A	N/A
Contingent Deferred
Sales Charges
Global Real Estate	$29	$ 32,065	$5,284	N/A
Global Value Choice	365	89,918	415	N/A
Emerging Countries	18,250	29,798	16	N/A
Foreign	21	56,426	2,704	N/A
International	49	40,192	1,316	N/A
International SmallCap	78,165	153,738	2,317	N/A
International Value	7,534	593,800	7,385	N/A

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Services and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Recoupment	Total
Global Real Estate	$149,876	$14,987	$62,214	$—	$227,077
Global Value Choice	86,204	8,620	60,210	6,093	161,127
Emerging Countries	140,723	11,258	57,150	(7,425)	201,706
Foreign Fund	196,652	19,665	118,439	6,075	340,831
International	102,024	10,202	40,692	—	152,918
International SmallCap	290,128	29,012	156,988	—	476,128
International Value	3,477,242	347,720	1,377,732	—	5,202,694

ING Funds Distributor, LLCmade the following payments in settlement of an administrative proceeding as described in Note16 and as reflected in the accompanying Statement of Operations for each Fund.

Emerging Countries	$266,176
International	127,510
International SmallCap	914,722
International Value	79,655

At October 31, 2005, the following indirect wholly-owned subsidiaries of ING Groep owned shares of the following Funds:

ING National Nederlanden Intervest — Global Real Estate (27.97%).

ING National Trust — International (24.94%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Manager may direct the Fund’s portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are

43

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

based on an annual rate as defined in the plan agreement.

The following is a summary of the transaction during the year ended October 31, 2005 in which the issuer was an affiliate of the ING Family of Funds.

Realized
ING Global Real			gain on	Value
Estate Fund	Purchases		investment	at
	Shares	Cost	securities	10/31/2005
ING UK Real Estate Income Trust Ltd.	1,475,000	$2,611,784	$51,557	$2,663,341

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2005, the funds had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Transfer Agent Fees
International Value	$1,008,825

NOTE 9 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class Q
Global Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A
Global Value Choice	1.85%	2.50%	2.50%	N/A	N/A	1.75%
Emerging Countries(1)	2.25%	2.90%	2.90%	N/A	2.65%	2.15%
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%
International(3)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%
International SmallCap	1.95%	2.60%	2.60%	N/A	N/A	1.85%
International Value	N/A	N/A	N/A	N/A	N/A	N/A

(1)          Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2005. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85%, 2.60% and 2.10% for Class A, B, C, M and Q shares, respectively. If, after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)          Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for Foreign through at least March 1, 2006. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

(3)          Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for International through at least March 1, 2006. The expense limits for the International are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

The Investment Manager may at a later date recoup from a fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each fund.

As of October 31, 2005, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	October 31,
	2006	2007	2008	Total
Global Value Choice	$122,064	$ —	$62,559	$184,623
Foreign	36,612	193,424	8,141	238,177

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase

44

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 10 — LINE OF CREDIT (continued)

and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.  The following Funds utilized the line of credit during the year ended October 31, 2005:

			Approximate
		Approximate	Weighted
	Days	Average Daily	Average
	Utilized	Balance	Interest Rate
Global Value Choice	1	$ 610,000	2.74%
Emerging Countries	42	1,188,690	2.65%
International	3	1,453,333	3.91%
International SmallCap	26	3,137,692	3.46%
International Value	2	1,945,000	3.98%

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004	2005	2004
Global Real Estate (Number of Shares)
Shares sold	3,934,092	3,404,489	555,131	270,873	1,428,969	455,181
Dividends reinvested	464,771	264,415	31,215	12,799	41,618	15,520
Shares redeemed	(2,535,905)	(643,917)	(113,195)	(65,421)	(232,975)	(62,590)
Net increase in shares outstanding	1,862,958	3,024,987	473,151	218,251	1,237,612	408,111

Global Real Estate ($)
Shares sold	$64,903,422	$47,609,673	$7,963,178	$3,405,207	$21,436,748	$5,977,782
Dividends reinvested	7,259,137	3,502,989	429,581	151,651	597,354	190,839
Shares redeemed	(40,814,853)	(8,952,960)	(1,640,044)	(814,481)	(3,564,647)	(817,661)
Net increase	$31,347,706	$42,159,702	$6,752,715	$2,742,377	$18,469,455	$5,350,960

	Class I Shares
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2005	2004
Global Real Estate (Number of Shares)
Shares sold	98,101	—
Net increase in shares outstanding	98,101	—

Global Real Estate ($)
Shares sold	$1,600,930	$—
Net increase	$1,600,930	$—

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004	2005	2004
Global Value Choice (Number of Shares)
Shares sold	516,545	389,201	101,943	73,694	150,930	36,931
Shares redeemed	(1,098,757)	(1,352,279)	(550,241)	(621,523)	(696,774)	(881,072)
Net decrease in shares outstanding	(582,212)	(963,078)	(448,298)	(547,829)	(545,844)	(844,141)

Global Value Choice ($)
Shares sold	$8,997,761	$6,113,303	$1,939,488	$1,315,415	$2,547,625	$593,544
Shares redeemed	(19,124,741)	(21,218,533)	(10,345,519)	(10,710,909)	(11,682,829)	(13,463,169)
Net decrease	$(10,126,980)	$(15,105,230)	$(8,406,031)	$(9,395,494)	$(9,135,204)	$(12,869,625)

45

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class Q Shares
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2005	2004

Global Value Choice (Number of Shares)
Shares sold	78,062	322,006
Shares redeemed	(98,578)	(471,023)
Net decrease in shares outstanding	(20,516)	(149,017)

Global Value Choice ($)
Shares sold	$1,573,859	$5,898,513
Shares redeemed	(1,971,194)	(8,647,666)
Net decrease	$(397,335)	$(2,749,153)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004	2005	2004

Emerging Countries (Number of Shares)
Shares sold	1,264,116	2,481,332	171,033	170,377	575,933	110,041
Dividends reinvested	2,583	17,566	—	—	—	—
Shares redeemed	(1,042,704)	(3,183,675)	(285,210)	(471,944)	(154,421)	(194,329)
Net increase (decrease) in shares outstanding	223,995	(684,777)	(114,177)	(301,567)	421,512	(84,288)

Emerging Countries ($)
Shares sold	$28,706,819	$44,674,187	$3,787,933	$3,235,271	$12,439,033	$2,025,487
Dividends reinvested	53,415	299,006	—	—	—	—
Shares redeemed	(22,759,798)	(57,391,860)	(6,281,049)	(8,665,978)	(3,238,715)	(3,381,445)
Net increase (decrease)	$6,000,436	$(12,418,667)	$(2,493,116)	$(5,430,707)	$9,200,318	$(1,355,958)

	Class M Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

Emerging Countries (Number of Shares)
Shares sold	3,080	8,597	197,600	725,259
Dividends reinvested	—	136	579	4,931
Shares redeemed	(9,604)	(22,317)	(202,059)	(1,300,028)
Net increase (decrease) in shares outstanding	(6,524)	(13,584)	(3,880)	(569,838)

Emerging Countries ($)
Shares sold	$67,841	$165,338	$4,569,365	$13,642,377
Dividends reinvested	—	2,297	12,349	86,541
Shares redeemed	(209,918)	(415,172)	(4,620,780)	(24,434,280)
Net increase (decrease)	$(142,077)	$(247,537)	$(39,066)	$(10,705,362)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004	2005	2004

Foreign (Number of Shares)
Shares sold	5,350,389	5,895,029	864,486	895,922	3,258,501	3,047,613
Dividends reinvested	—	8,613	—	2,178	—	6,274
Shares redeemed	(2,127,775)	(1,416,210)	(205,551)	(101,946)	(598,703)	(190,098)
Net increase in shares outstanding	3,222,614	4,487,432	658,935	796,154	2,659,798	2,863,789

Foreign ($)
Shares sold	$74,069,872	$68,898,162	$11,879,135	$10,448,476	$44,999,926	$35,702,440
Dividends reinvested	—	93,658	—	23,547	—	67,948
Shares redeemed	(29,478,835)	(16,353,436)	(2,815,133)	(1,180,328)	(8,239,806)	(2,198,012)
Net increase	$44,591,037	$(52,638,384)	$9,064,002	$9,291,695	$36,760,120	$33,572,376

46

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

Foreign (Number of Shares)
Shares sold	1,482	187,096	1,009	51,642
Dividends reinvested	—	387	—	597
Shares redeemed	(135,704)	(1)	(13,187)	(5,471)
Net increase (decrease) in shares outstanding	(134,222)	187,482	(12,178)	46,768

Foreign ($)
Shares sold	$20,576	$2,149,750	$13,738	$608,900
Dividends reinvested	—	4,209	—	6,472
Shares redeemed	(1,983,638)	(12)	(194,215)	(62,750)
Net increase (decrease)	$(1,963,062)	$2,153,947	$(180,477)	$552,622

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004	2005	2004

International (Number of Shares)
Shares sold	1,286,982	3,451,836	398,615	505,076	158,046	393,597
Dividends reinvested	45,507	4,890	6,257	—	3,911	—
Shares redeemed	(1,528,096)	(3,759,822)	(454,549)	(422,474)	(461,767)	(437,630)
Net increase (decrease) in shares outstanding	(195,607)	(303,096)	(49,677)	82,602	(299,810)	(44,033)

International ($)
Shares sold	$13,471,465	$31,757,670	$4,018,737	$4,510,934	$1,592,528	$3,490,125
Dividends reinvested	464,320	41,300	61,882	—	38,715	—
Redemption fee proceeds	12,635	9,571	—	—	—	—
Shares redeemed	(15,999,726)	(35,163,553)	(4,604,837)	(3,794,744)	(4,666,612)	(3,937,183)
Net increase (decrease)	$(2,051,306)	$(3,355,012)	$(524,218)	$716,190	$(3,035,369)	$(447,058)

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

International (Number of Shares)
Shares sold	618,736	1,345,222	832,726	818,308
Dividends reinvested	26,513	5,236	9,243	4,519
Shares redeemed	(264,569)	(957,334)	(255,015)	(1,824,099)
Net increase (decrease) in shares outstanding	380,680	393,124	586,954	(1,001,272)

International ($)
Shares sold	$6,503,305	$12,342,742	$8,731,410	$7,234,622
Dividends reinvested	268,842	43,979	93,629	37,916
Shares redeemed	(2,749,364)	(8,621,051)	(2,652,163)	(15,730,891)
Net increase (decrease)	$4,022,783	$3,765,670	$6,172,876	$(8,458,353)

47

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004	2005	2004

International SmallCap (Number of Shares)
Shares sold	2,004,704	2,416,993	224,730	215,764	190,803	139,627
Dividends reinvested	—	864	—	—	—	—
Shares redeemed	(2,690,302)	(3,047,832)	(678,220)	(640,673)	(438,858)	(491,748)
Net decrease in shares outstanding	(685,598)	(629,975)	(453,490)	(424,909)	(248,055)	(352,121)

International SmallCap ($)
Shares sold	$69,514,851	$67,323,822	$7,909,327	$6,380,056	$6,229,347	$3,856,477
Dividends reinvested	—	21,615	—	—	—	—
Shares redeemed	(92,289,760)	(84,650,202)	(23,667,520)	(18,689,602)	(14,015,886)	(13,154,747)

Net decrease	$(22,774,909)	$(17,304,765)	$(15,758,193)	$(12,309,546)	$(7,786,539)	$(9,298,270)

	Class Q Shares
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2005	2004

International SmallCap (Number of Shares)
Shares sold	268,648	882,652
Dividends reinvested	—	1,207
Shares redeemed	(793,003)	(1,851,928)
Net decrease in shares outstanding	(524,355)	(968,069)

International SmallCap ($)
Shares sold	$9,711,770	$25,088,370
Dividends reinvested	—	32,268
Shares redeemed	(28,611,080)	(53,724,869)
Net decrease	$(18,899,310)	$(28,604,231)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004	2005	2004

International Value (Number of Shares)
Shares sold	22,440,717	27,310,058	733,853	679,383	579,699	167,511
Dividends reinvested	4,658,879	521,473	1,078,233	—	1,619,582	—
Shares redeemed	(43,203,094)	(37,013,357)	(6,355,256)	(4,509,591)	(5,949,587)	(6,201,914)
Net decrease in shares outstanding	(16,103,498)	(9,181,826)	(4,543,170)	(3,830,208)	(3,750,306)	(6,034,403)

International Value ($)
Shares sold	$389,616,539	$426,282,785	$12,423,736	$10,492,016	$9,661,315	$2,545,765
Dividends reinvested	78,640,245	7,159,457	17,941,796	—	26,885,154	—
Shares redeemed	(748,947,369)	(582,960,037)	(109,082,787)	(69,353,813)	(101,804,139)	(95,278,538)
Net decrease	$(280,690,585)	$(149,517,795)	$(78,717,255)	$(58,861,797)	$(65,257,670)	$(92,732,773)

48

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2004	2005	2004

International Value (Number of Shares)
Shares sold	27,489,973	20,029,766	27,155	44,672
Dividends reinvested	2,611,199	334,126	69,842	6,447
Shares redeemed	(12,662,805)	(6,425,560)	(276,510)	(482,259)
Net increase (decrease) in shares outstanding	17,438,367	13,938,332	(179,513)	(431,140)

International Value ($)
Shares sold	$476,140,222	$320,534,434	$474,053	$684,725
Dividends reinvested	44,050,433	4,584,206	1,179,631	88,586
Shares redeemed	(220,723,705)	(100,439,982)	(4,799,264)	(7,574,954)
Net increase (decrease)	$299,466,950	$224,678,658	$(3,145,580)	$(6,801,643)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of the Fund’s net assets, at market value, at time of purchase.

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Emerging Countries	Siam Makro PCL	1,506,200	03/29/05	$2,231,811	$2,030,666	1.5%
Foreign	Centrenergo ADR	1,530	12/17/03	$3,623	$9,104	—

NOTE 13 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Real Estate). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified (Global Real Estate). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause that Fund’s share price to fluctuate more than that of a diversified fund.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a

49

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2005, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Global Value Choice	$ 6,412,204	$ 6,636,000
Emerging Countries	18,758,086	19,481,000
Foreign	4,912,810	4,949,000
International	4,778,120	4,871,000
International SmallCap	54,813,594	57,748,000
International Value	98,489,416	104,511,000

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of October 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
Global Real Estate(1)	$—	$90,948	$(90,948)
Global Value Choice	82,505	271,310	(353,815)
Emerging Countries	—	(168,696)	168,696
Foreign	(42,139)	764,999	(722,860)
International	—	812,673	(812,673)
International SmallCap	—	(357,736)	357,736
International Value	—	1,789,790	(1,789,790)

(1)  As of the Fund’s tax year-end of December 31, 2004.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital
Global Real Estate(1)	$9,149,441	$1,825,148	$3,775,116	$1,107,647	$—
Emerging Countries	72,677	—	441,079	—	—
Foreign	—	—	214,879	—	94,666
International	1,011,092	—	147,464	—	—
International SmallCap	—	—	63,563	—	—
International Value	47,073,127	184,904,220	15,265,465	—	—

(1)  Composition of dividends and distributions presented herein differ from final amounts based on the Fund’s tax year-end of December 31, 2004.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post- October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Global Real Estate(1)	$4,020,925	$1,259,587	$21,712,266	$(105,095)	—	—
Global Value Choice	396,434	—	3,490,697	—	$(102,001,944)	2009
					(81,779,077)	2010
					(6,183,953)	2011
					$(189,964,974)
Emerging Countries	670,276	—	3,670,186	—	$(710,694)	2007
					(10,231,430)	2008
					(31,553,234)	2009
					(18,266,429)	2010
					$(60,761,787)*

50

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post- October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Foreign	$—	$6,094,388	$29,965,937	$—	$—	—
International	1,737,951	—	8,440,406	—	(2,735,596)	2007
					(3,061,891)	2008
					(2,802,182)	2010
					(2,172,053)	2011
					$(10,771,722)
International SmallCap	2,368,870	—	40,093,875	—	$(6,087,776)	2009
					(57,646,473)	2010
					$(63,734,249)
International Value	49,269,447	295,069,722	545,240,077	—	—	—

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1)  As of the Fund’s tax year-end of December 31, 2004.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

51

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•     Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•     ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•     In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•     ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•     The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•     ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•     ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and

52

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

53

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 98.1%
		Australia: 8.8%
1,710,900		DB RREEF Trust	$1,708,033
572,200		GPT Group	1,644,250
1,114,900		Macquarie CountryWide Trust	1,603,530
550,100		Macquarie Goodman Group	1,663,356
557,100		Mirvac Group	1,591,909
400,300		Prime Retail Group	1,783,767
476,778		Westfield Group	5,928,768
			15,923,613

		Canada: 1.8%
192,600		RioCan Real Estate Investment Trust	3,298,309
			3,298,309

		Finland: 0.8%
142,700		Sponda OYJ	1,375,897
			1,375,897

		France: 3.2%
9,200		Klepierre	861,844
19,400		Nexity	884,200
21,200		Societe de la Tour Eiffel	2,182,213
13,400		Unibail	1,768,988
			5,697,245

		Germany: 1.9%
6,000		Deutsche Wohnen AG	1,354,655
105,400		IVG Immobilien AG	2,026,197
			3,380,852

		Hong Kong: 7.5%
301,100		Cheung Kong Holdings Ltd.	3,145,103
601,000		Great Eagle Holdg. Co.	1,434,642
816,000		Hang Lung Properties Ltd.	1,507,827
742,000		Hysan Development Co., Ltd.	1,616,754
631,000		New World Development Ltd	780,931
361,300		Sun Hung Kai Properties Ltd.	3,429,001
453,000		Wharf Holdings Ltd.	1,551,821
			13,466,079

		Italy: 0.4%
753,800		Beni Stabili S.p.A.	722,387
			722,387

		Japan: 9.6%
111		Japan Retail Fund Investment Corp.	803,267
367,100		Mitsubishi Estate Co., Ltd.	5,426,940
340,300		Mitsui Fudosan Co., Ltd.	5,570,991
180		Nippon Building Fund, Inc.	1,430,683
249,800		Sumitomo Realty & Development Co., Ltd.	4,041,230
			17,273,111

		Netherlands: 1.7%
45,600		AM NV	535,327
21,700		Eurocommercial Properties NV	802,366
22,400		Rodamco Europe NV	1,782,542
			3,120,235

		Singapore: 2.4%
592,200		Ascendas Real Estate Investment Trust	$702,071
1,065,000		CapitaLand Ltd.	2,002,288
546,300		CapitaMall Trust	745,795
173,000		City Developments Ltd.	900,990
			4,351,144

		Spain: 0.9%
28,900		Inmobiliaria Colonial	1,678,381
			1,678,381

		Sweden: 0.8%
43,000		Castellum AB	1,490,599
			1,490,599

		United Kingdom: 11.8%
161,500		British Land Co. PLC	2,545,273
185,815		Capital & Regional PLC	2,458,588
77,400		Derwent Valley Holdings PLC	1,794,177
54,300		Hammerson PLC	857,860
1,475,000	**,@	ING UK Real Estate Income Trust Ltd.	2,663,341
243,150		Land Securities Group PLC	5,981,434
48,000		Liberty Intl. PLC	790,882
34,300		Mapeley Ltd.	1,587,817
187,700		Slough Estates PLC	1,685,312
145,600		Unite Group PLC	834,935
			21,199,619

		United States: 46.5%
77,200		AMB Property Corp.	3,410,696
40,400		Archstone-Smith Trust	1,639,028
84,600		Arden Realty, Inc.	3,818,844
35,100		AvalonBay Communities, Inc.	3,027,375
32,800		BioMed Realty Trust, Inc.	820,328
52,900		Boston Properties, Inc.	3,661,738
20,600		BRE Properties	908,666
38,000		Camden Property Trust	2,141,300
26,200		Corporate Office Properties Trust	910,712
56,400		Developers Diversified Realty Corp.	2,463,552
77,300		Equity Office Properties Trust	2,380,840
71,400		Equity Residential	2,802,450
86,100		General Growth Properties, Inc.	3,657,528
43,600		Highwoods Properties, Inc.	1,229,956
110,800		Host Marriott Corp.	1,860,332
52,800		Liberty Property Trust	2,201,232
38,300		Macerich Co.	2,461,541
54,800		Maguire Properties, Inc.	1,644,000
45,200		Mills Corp.	2,418,200
41,100		New Plan Excel Realty Trust	944,889
116,200		Omega Healthcare Investors, Inc.	1,428,098
39,500		Pan Pacific Retail Properties, Inc.	2,508,250
57,000		Post Properties, Inc.	2,325,600
92,900		ProLogis	3,994,700
46,200		Public Storage, Inc.	3,058,440
71,500		Reckson Associates Realty Corp.	2,509,650
38,400		Regency Centers Corp.	2,137,728
9,700		Shurgard Storage Centers, Inc.	547,371
71,600		Simon Property Group, Inc.	5,127,992
41,800		SL Green Realty Corp.	2,843,654
44,600		Starwood Hotels & Resorts Worldwide, Inc.	2,605,978

See Accompanying Notes to Financial Statements

54

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
	United States (continued)
39,200	Sunstone Hotel Investors, Inc.		$878,080
142,500	Trizec Properties, Inc.		3,170,625
44,100	U-Store-It Trust		919,926
60,300	United Dominion Realty Trust, Inc.		1,334,437
22,800	Ventas, Inc.		698,364
41,900	Vornado Realty Trust		3,393,900
			83,886,000
	Total Common Stock (Cost $150,530,597)		176,863,471

	Total Investments In Securities (Cost $150,530,597)*	98.1%	$176,863,471
	Other Assets and Liabilities-Net	1.9	3,423,166
	Net Assets	100.0%	$180,286,637

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
**	Investment in affiliate.
*	Cost for federal income tax purposes is $154,834,318. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$23,121,875
	Gross Unrealized Depreciation	(1,092,722)
	Net Unrealized Appreciation	$22,029,153

Industry	Percentage of Net Assets
Closed End Investment Companies	1.5%
Diversified Property Holdings	15.5
Healthcare	1.2
Industrial Properties	6.3
Industrial/Office Mix	1.2
Mixed Use Properties	1.3
Office Buildings	29.1
Real Estate Services	2.7
Residential Apartments	8.9
Residential: Manufactured Home Comm.	0.8
Residential: Hotels	3.0
Retail: Enclosed Malls	13.7
Retail: Shopping Center	10.4
Self Storage Property	2.5
Other Assets & Liabilities - Net	1.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 96.8%

		Australia: 1.2%
270,560		Alumina Ltd.	$1,170,230
			1,170,230

		Belgium: 0.9%
27,442		Belgacom SA	919,217
			919,217

		Bermuda: 0.9%
36,150	L	Tyco Intl. Ltd.	953,999
			953,999

		Canada: 4.3%
72,400	L	Barrick Gold Corp.	1,828,100
55,000	L	Placer Dome, Inc.	1,097,250
25,850		Suncor Energy, Inc.	1,386,336
			4,311,686

		Finland: 1.0%
77,000		Stora Enso OYJ	984,492
			984,492

		France: 2.0%
4,500		Areva	2,037,682
			2,037,682

		Germany: 0.3%
8,800	@	Premiere AG	253,703
			253,703

		Italy: 2.1%
46,144		ENI S.p.A.	1,234,473
353,926		Telecom Italia S.p.A.	855,424
			2,089,897

		Japan: 16.3%
106,000		Dai Nippon Printing Co., Ltd.	1,734,687
74,900		Daiichi Sankyo Co., Ltd.	1,357,665
45,800		Fuji Photo Film Co., Ltd.	1,457,376
95,000		Kirin Brewery Co., Ltd.	1,056,742
26,000		Makita Corp.	603,563
92,000		Matsushita Electric Industrial Co., Ltd.	1,686,014
31,000		NEC Electronics Corp.	831,749
14,900		Nintendo Co., Ltd.	1,670,890
160,000		Sekisui House Ltd.	1,992,614
107,000		Shiseido Co., Ltd.	1,716,476
14,000		Takefuji Corp.	979,831
96,000	L	Wacoal Corp.	1,360,635
			16,448,242

		Netherlands: 3.3%
27,583		Royal Dutch Shell PLC ADR	1,804,204
66,000		TPG NV	1,555,527
			3,359,731

		Papua New Guinea: 1.3%
1,008,204	@	Lihir Gold Ltd.	1,303,860
			1,303,860

		Portugal: 1.6%
572,602		Electricidade de Portugal SA	1,619,285
			1,619,285

		South Africa: 1.9%
34,600	L	AngloGold Ashanti Ltd. ADR	$1,352,860
4,800		Impala Platinum Holdings Ltd.	526,448
			1,879,308

		South Korea: 2.7%
64,550		Korea Electric Power Corp. ADR	1,054,102
77,700		KT Corp. ADR	1,674,435
			2,728,537

		Switzerland: 2.1%
4,421		Swisscom AG	1,452,272
31,080		Xstrata PLC	712,155
			2,164,427

		Taiwan: 2.0%
116,600	L	Chunghwa Telecom Co., Ltd. ADR	2,019,512
			2,019,512

		United Kingdom: 6.5%
34,000		Anglo American PLC	1,006,538
314,891		J Sainsbury PLC	1,555,786
61,792		Lonmin PLC	1,429,007
273,977		Misys PLC	994,953
141,249		United Utilities PLC	1,559,789
			6,546,073

		United States: 46.4%
20,800		Aetna, Inc.	1,842,048
48,050	@	Agilent Technologies, Inc.	1,538,081
20,650	L	Albertson’s, Inc.	518,522
39,700	L	Altria Group, Inc.	2,979,485
46,100		Citigroup, Inc.	2,110,458
101,000	L	Computer Associates Intl., Inc.	2,824,970
55,500		Countrywide Financial Corp.	1,763,235
43,500		Fannie Mae	2,067,120
19,500		Hartford Financial Services Group, Inc.	1,555,125
42,400		International Paper Co.	1,237,232
52,700		JPMorgan Chase & Co.	1,929,874
32,767	L	Kerr-McGee Corp.	2,786,506
25,700		Kimberly-Clark Corp.	1,460,788
133,700	@	Liberty Media Corp.	1,065,589
34,600		Lockheed Martin Corp.	2,095,376
13,300		MGIC Investment Corp.	787,892
42,300		Microsoft Corp.	1,087,110
75,800		Motorola, Inc.	1,679,728
76,400		Noble Energy, Inc.	3,059,820
37,500		Northrop Grumman Corp.	2,011,875
31,700		Pitney Bowes, Inc.	1,333,936
20,400	L	Radian Group, Inc.	1,062,840
30,100		Raytheon Co.	1,112,195
72,200		Sprint Corp.	1,682,982
14,800		Union Pacific Corp.	1,023,864
69,400		Viacom, Inc.	2,149,318
32,200		Wells Fargo & Co.	1,938,437
			46,704,406
		Total Common Stock (Cost $93,910,959)	97,494,287

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 6.6%

	Securities Lending Collateralcc: 6.6%
$6,636,000	The Bank of New York Institutional
	Cash Reserves Fund		$6,636,000
	Total Short-Term Investments (Cost $6,636,000)		6,636,000
	Total Investments In Securities (Cost $100,546,959)*	103.4%	$104,130,287
	Other Assets and Liabilities-Net	(3.4)	(3,401,345)
	Net Assets	100.0%	$100,728,942

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned
L	Loaned security, a portion or all of the security is on loan at October 31, 2005.
*	Cost for federal income tax purposes is $100,636,686. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$8,794,634
	Gross Unrealized Depreciation	(5,301,033)
	Net Unrealized Appreciation	$3,493,601

Industry	Percentage of Net Assets
Aeorspace/Defense	5.2%
Agriculture	3.0
Apparel	1.4
Banks	1.9
Beverages	1.0
Commercial Services	1.7
Cosmetics/Personal Care	1.7
Diversified Financial Services	8.8
Electric	2.7
Electronics	1.5
Energy - Alternate Sources	2.0
Food	2.1
Forest Products and Paper	2.2
Hand/Machine Tools	0.6
Healthcare - Services	1.8
Home Builders	2.0
Home Furnishings	1.7
Household Products/Wares	1.4
Insurance	3.4
Media	3.4
Mining	10.4
Miscellaneous Manufacturing	2.4
Office/Business Equipment	1.3
Oil and Gas	10.2
Pharmaceuticals	1.3
Semiconductors	0.8
Software	4.9
Telecommunications	10.2
Toys/Games/Hobbies	1.7
Transportation	2.6
Water	1.5
Securities Lending Collateral	6.6
Other Assets and Liabilities, Net	(3.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 90.4%
		Argentina: 3.4%
273,000	@,L	Grupo Financiero Galicia SA ADR	$2,107,560
178,070		Telecom Argentina SA ADR	2,343,401
			4,450,961

		Brazil: 18.8%
105,898,352		AES Tiete SA	2,068,832
79,700		Brasil Telecom Participacoes SA ADR	3,316,317
233,000	L	Centrais Eletricas Brasileiras SA ADR	2,038,004
40,000		Cia de Saneamento Basico do Estado de Sao Paulo	2,555,667
467,910		Cia Paranaense de Energia ADR	3,453,176
64,500		Contax Participacoes SA ADR	48,685
123,000		Souza Cruz SA	1,458,142
166,120	L	Tele Centro Oeste Celular Participacoes SA ADR	1,503,386
83,290	L	Tele Norte Leste Participacoes SA ADR	1,474,233
527,060	@,L	Telesp Celular Participacoes SA ADR	1,923,769
99,900		Tim Participacoes SA ADR	2,024,973
58,480	L	Unibanco - Uniao de Bancos Brasileiros SA GDR	3,058,504
			24,923,688

		Chile: 1.8%
82,800		AFP Provida SA ADR	2,375,532
			2,375,532

		China: 2.7%
1,758,000		People’s Food Holdings Ltd.	893,214
18,032,000		Sinopec Yizheng Chemical Fibre Co., Ltd.	2,721,425
			3,614,639

		Croatia: 1.1%
108,670		Pliva DD GDR	1,437,704
			1,437,704

		Czech Republic: 1.4%
91,548		Cesky Telecom AS	1,866,262
			1,866,262

		Estonia: 0.7%
34,821		Eesti Telekom GDR	927,140
			927,140

		Greece: 1.7%
225,400	@	Hellenic Telecommunications Organization SA ADR	2,301,334
			2,301,334

		Hong Kong: 5.2%
12,678,000	L	Brilliance China Automotive Holdings Ltd.	1,665,623
7,670,000		First Pacific Co.	2,504,906
3,556,000		SCMP Group Ltd.	1,322,763
1,395,000		SmarTone Telecommunications Holding Ltd.	1,421,569
			6,914,861

		Hungary: 2.9%
803,229		Matav Magyar Tavkozlesi Rt	$3,806,788
			3,806,788

		Indonesia: 2.4%
1,360,500		Gudang Garam Tbk PT	1,378,093
21,484,500		Indofood Sukses Makmur Tbk PT	1,748,172
			3,126,265

		Israel: 1.8%
890,850	@	Bezeq Israeli Telecommunication Corp., Ltd.	1,206,574
150,000	@	Partner Communications	1,232,487
			2,439,061

		Luxembourg: 1.9%
81,400		Quilmes Industrial SA ADR	2,536,424
			2,536,424

		Malaysia: 1.2%
812,400		Proton Holdings Bhd	1,657,081
			1,657,081

		Mexico: 3.7%
913,110		Controladora Comercial Mexicana SA de CV	1,369,454
510,400		Gruma SA de CV	1,324,345
109,800	L	Telefonos de Mexico SA de CV ADR	2,215,764
			4,909,563

		Panama: 2.0%
159,610		Banco Latino Americano	2,714,966
			2,714,966

		Philippines: 2.1%
1,535,900		Bank of the Philippine Islands	1,460,567
3,652,100	@	Manila Electric Co.	1,347,454
			2,808,021

		Russia: 2.6%
62,000		Lukoil ADR	3,416,760
			3,416,760

		Singapore: 4.5%
294,000		DBS Group Holdings Ltd.	2,658,755
1,355,000		MobileOne Ltd.	1,600,434
463,200		Oversea-Chinese Banking Corp.	1,722,699
			5,981,888

		South Africa: 0.9%
123,290		Sappi Ltd.	1,196,342
			1,196,342

		South Korea: 16.4%
46,570		Kookmin Bank	2,659,248
117,860		Korea Electric Power Corp.	3,855,483
17,200		KT Corp.	696,691
90,790		KT Freetel Co., Ltd.	1,963,200
76,970		LG Chem Ltd.	3,397,874
23,370		LG Electronics, Inc.	1,529,497
7,316		POSCO	1,503,445
5,125		Samsung Electronics Co., Ltd.	2,738,653
166,150		SK Telecom Co., Ltd. ADR	3,357,892
			21,701,983

See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2005 (CONTINUED

Shares			Value
		Taiwan: 7.5%
825,000		China Motor Corp.	$773,681
124,890		Chunghwa Telecom Co., Ltd. ADR	2,163,095
802,268	@,L	United Microelectronics Corp. ADR	2,342,623
6,357,000		Walsin Lihwa Corp.	1,869,636
441,000	@,L	Yageo Corp. GDR	670,364
1,458,718	@	Yageo Corp. GDR	2,085,967
			9,905,366

		Thailand: 2.5%
2,466,600		Glow Energy PCL	1,314,439
1,506,200	I	Siam Makro PCL	2,030,666
			3,345,105

		Venezuela: 1.2%
128,500		Cia Anonima Nacional Telefonos de Venezuela ADR	1,657,650
			1,657,650
		Total Common Stock (Cost $116,905,327)	120,015,384

PREFERRED STOCK: 1.8%
		Brazil: 1.8%
975,469,880		Embratel Participacoes SA	2,347,451
		Total Preferred Stock (Cost $1,717,781)	2,347,451
		Total Long-Term Investments (Cost $118,623,108)	122,362,835

Principal Amount			Value

SHORT-TERM INVESTMENTS: 14.7%

	Securities Lending Collateralcc: 14.7%
$19,481,000	The Bank of New York Insitutional Cash Reserves Fund		19,481,000
	Total Short-Term Investments: (Cost $19,481,000)		19,481,000
	Total Investments In Securities (Cost $138,104,108)*	106.9%	$141,843,835
	Other Assets and Liabilities-Net	(6.9)	(9,167,729)
	Net Assets	100.0%	$132,676,106

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at October 31, 2005.
*	Cost for federal income tax purposes is $138,252,915. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$15,587,716
	Gross Unrealized Depreciation	(11,996,796)
	Net Unrealized Appreciation	$3,590,920

Industry	Percentage of Net Assets
Agriculture	2.1%
Auto Manufacturers	3.1
Banks	10.7
Beverages	1.9
Chemicals	4.6
Diversified Financial Services	1.6
Electric	10.6
Electrical Components and Equipment	2.6
Electronics	2.1
Food	3.0
Forest Products and Paper	0.9
Holding Companies - Diversified	1.9
Investment Companies	1.8
Iron/Steel	1.1
Media	1.0
Oil and Gas	2.6
Pharmaceuticals	1.1
Retail	2.6
Semiconductors	3.8
Telecommunications	31.2
Water	1.9
Security Lending Collateral	14.7
Other Assets and Liabilities, Net	(6.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 89.7%

		Australia: 1.6%
78,943		BHP Billiton Ltd.	$1,223,471
22,530		Brambles Industries Ltd.	142,790
12,800		CSL Ltd.	359,856
103,400		Macquarie Airports	232,682
85,522		Newcrest Mining Ltd.	1,163,147
54,492		Patrick Corp., Ltd.	278,936
5,557		Rio Tinto Ltd.	234,802
14,418		Transurban Group	69,145
			3,704,829

		Austria: 2.7%
18,829		Bank Austria Creditanstalt AG	2,069,287
4,643		Flughafen Wien AG	300,316
47,297	@	IMMOFINANZ Immobilien Anlagen AG	457,242
28,591		OMV AG	1,541,749
17,936	@	Raiffeisen Intl. Bank Holding AG	1,128,780
26,795		Telekom Austria AG	554,263
9,356		Wienerberger AG	361,515
			6,413,152

		Belgium: 1.2%
3,906		Almancora Comm Va	378,639
21,544		Fortis	612,882
5,359		Interbrew	213,958
21,052		KBC Bancassurance Holding	1,714,820
			2,920,299

		Brazil: 0.1%
5,809	L	Aracruz Celulose SA ADR	222,485
			222,485

		Bulgaria: 0.0%
60,720	@	Bulgarian Compensation Notes	25,768
25,950	@	Bulgarian Housing Compensation Notes	10,965
117,641	@	Bulgarian Registered Comp Vouchers	49,888
			86,621

		Canada: 0.1%
55,092	@	Bema Gold Corp.	138,717
829	@	Centerra Gold, Inc.	15,919
44,793	@	Eldorado Gold Corp.	137,088
3,787	@	Ivanhoe Mines Ltd.	28,445
			320,169

		China: 0.3%
296,000		Beijing Capital Intl. Airport Co., Ltd.	119,925
45,630		Shenzhen Chiwan Wharf Holdings Ltd.	64,569
244,498		Weiqiao Textile Co.	297,159
84,393		Wumart Stores, Inc.	174,178
			655,831

		Cyprus: 0.0%
20,870		Bank of Cyprus Ltd.	106,182
			106,182

		Czech Republic: 1.6%
16,602	@	Cesky Telecom AS	338,442
7,064		CEZ	$185,244
22,540		Komercni Banka AS	3,169,137
			3,692,823

		Denmark: 0.9%
2,025		Bryggerigruppen AS	157,038
1,975		Chr. Hansen Holding A/S	185,049
20,113		Danske Bank A/S	630,479
1,950		Kobenhavns Lufthavne	617,568
21,143	@	Vestas Wind Systems A/S	457,367
			2,047,501

		Finland: 0.7%
31,708		Fortum Oyj	560,887
55,443	S	Nokia Oyj	928,494
5,350		Stockmann Oyj Abp	190,657
			1,680,038

		France: 9.4%
1,956		Accor	97,647
4,510		Air Liquide	819,793
62,965	@	Alcatel SA	739,524
2,592	@	Alstom RGPT	124,152
2,740	@	Atos Origin	188,178
8,061		Autoroutes du Sud de la France	449,903
10,065		BNP Paribas	762,954
18,689		Bouygues	921,878
7,151		Carrefour SA	317,857
10,184		Cie de Saint-Gobain	557,608
3,086		Compagnie Generale des Etablissements Michelin	166,442
2,189		Eurazeo	212,704
57,618		France Telecom SA	1,497,091
6,116		Generale de Sante	211,676
7,878	@	JC Decaux SA	160,982
23,927		Lafarge SA	1,963,496
23,782		LVMH Moet Hennessy Louis Vuitton SA	1,925,082
10,766		Pernod-Ricard	1,882,387
7,398		PPR SA	777,099
6,342		Publicis Groupe	209,626
2,551		Renault SA	220,807
32,264		Sanofi-Aventis SA	2,583,396
5,315		Schneider Electric SA	436,543
18,357		Societe Television Francaise 1	470,669
27,901		Suez SA	755,534
7,946	S	Total SA	1,998,532
4,580		Unibail	604,624
8,390		Veolia Environnement	348,953
9,763		Vinci SA	762,938
			22,168,075

		Germany: 8.4%
4,058		Adidas-Salomon AG	680,513
2,619		Allianz AG	369,096
6,230		BASF AG	448,210
18,485		Commerzbank AG	482,804
2,520		Continental AG	192,495
9,003		DaimlerChrysler AG	449,830
8,913		Deutsche Bank AG	833,453
3,650		Deutsche Boerse AG	343,273
35,529		Deutsche Post AG	793,660
4,309		Deutsche Postbank AG	237,411
70,677		Deutsche Telekom AG	1,249,209
14,313		E.ON AG	1,296,199

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Germany (continued)
35,138		Fraport AG Frankfurt Airport Services Worldwide	$1,759,217
1,461		Freenet.de AG	33,824
2,270		Fresenius AG	293,640
11,372	L	Fresenius Medical Care AG	1,026,163
4,725		Henkel KGaA - Common	378,897
797		Henkel KGaA - Preffered	68,352
8,111		Hypo Real Estate Holding	391,066
79,326		INDEXCHANGE - DAXEX	4,513,103
7,208		IVG Immobilien AG	138,566
16,450	@,L	KarstadtQuelle AG	194,074
6,350		Linde AG	452,926
2,553		MAN AG	118,330
10,054		Metro AG	454,882
1,899		Muenchener Rueckversicherungs AG	222,822
10,434		RWE AG	663,747
3,826		Schering AG	235,772
19,630		Siemens AG	1,458,517
			19,780,051

		Greece: 0.5%
10,806		Alpha Bank AE	310,134
23,994	@	Hellenic Telecommunications Organization SA	494,897
11,171		National Bank of Greece	435,651
			1,240,682

		Hong Kong: 0.1%
54,000		China Merchants Holdings Intl. Co., Ltd.	105,275
129,000	@	Clear Media Ltd.	108,161
186,000		Texwinca Holdings Ltd.	125,962
			339,398

		Hungary: 0.9%
2,861		Egis Rt	244,764
139,567		Matav Magyar Tavkozlesi Rt	661,458
33,707	S	OTP Bank Rt	1,219,279
			2,125,501

		Indonesia: 0.3%
838,993		Bank Mandiri Persero Tbk PT	109,656
546,500		Indofood Sukses Makmur Tbk PT	44,468
84,757		Semen Gresik Persero Tbk PT	156,844
533,204		Telekomunikasi Indonesia Tbk PT	267,815
			578,783

		Ireland: 1.5%
18,807	@	Celtic Resources Holdings PLC	69,508
3,554		Depfa Bank PLC	55,404
210,989	@	Dragon Oil PLC	567,219
68,739		EURO STOXX 50-NAV	2,735,073
			3,427,204

		Italy: 3.2%
33,774		Assicurazioni Generali S.p.A.	1,003,827
3,345		Autostrada Torino-Milano S.p.A.	63,571
144,358		Banca Intesa S.p.A.	624,947
152,358		Banca Intesa S.p.A.	711,233
3,543		Banca Popolare dell’Emilia Romagna SCRL	186,823
71,564		Banca Popolare di Milano SCRL	681,657
10,870		Banca Popolare di Sondrio SCRL	159,477
19,590		Banche Popolari Unite SCRL	$414,373
23,252		Banco Popolare di Verona e Novara SCRL	428,939
124,078		Beni Stabili S.p.A.	118,907
24,978		Buzzi Unicem S.p.A.	350,508
71,866		Capitalia S.p.A.	374,834
218,738		Cassa di Risparmio di Firenze S.p.A.	652,051
48,755		Credito Emiliano S.p.A.	514,150
9,120		Luxottica Group S.p.A.	219,967
102,590	@	Parmalat S.p.A.	298,284
5,806		Societa Iniziative Autostradali e Servizi S.p.A.	67,281
107,300		UniCredito Italiano S.p.A.	594,880
			7,465,709

		Japan: 14.4%
930		Acom Co., Ltd.	60,443
5,175		Aeon Credit Service Co., Ltd.	406,508
2,950		Aiful Corp.	220,663
5,900		Aisin Seiki Co., Ltd	177,588
11,000		Bank of Fukuoka Ltd.	85,487
65,000		Bank of Yokohama Ltd.	529,251
12,000		Bridgestone Corp.	245,118
22,637	S	Canon, Inc.	1,198,209
10,000		Chiba Bank Ltd.	89,017
21,558		Credit Saison Co., Ltd.	978,142
5,000		Dai Nippon Printing Co., Ltd.	81,825
6,000		Daihatsu Motor Co., Ltd.	57,127
15,587		Denso Corp.	443,762
42		East Japan Railway Co.	249,552
2,800		Exedy Corp.	64,526
1,100		Fanuc Ltd.	86,689
9,800		Fuji Photo Film Co., Ltd.	311,840
190	S	Fuji Television Network, Inc.	421,958
17,000		Gunma Bank Ltd.	121,118
8,400		Hitachi Capital Corp.	178,651
21,063	S	Honda Motor Co., Ltd.	1,171,475
7,700		Ibiden Co., Ltd.	312,010
122		Japan Tobacco, Inc.	1,928,803
14,000		Joyo Bank Ltd.	93,592
19,126		Koito Manufacturing Co., Ltd.	257,187
101,471		Matsushita Electric Industrial Co., Ltd.	1,859,582
328	S	Mitsubishi Tokyo Financial Group, Inc.	4,120,918
374	S	Mizuho Financial Group, Inc.	2,496,842
8,000		NGK Spark Plug Co., Ltd.	128,550
1,300	@	Nidec Corp.	72,033
15,290		Nikko Cordial Corp.	185,623
42,906		Nissan Motor Co., Ltd.	449,831
7,700		Nitto Denko Corp.	466,234
15,230		Nomura ETF - Nikkei 225 Exchange Traded Fund	1,792,457
45,953		Nomura Holdings, Inc.	708,933
248,400		Nomura TOPIX Exchange Traded Fund	3,113,402
500		ORIX Corp.	93,758
8,000		Ricoh Co., Ltd.	127,134
3,500		Secom Co., Ltd.	174,640
5,586	@	Seven & I Holdings Co., Ltd.	182,353
1,102		SMC Corp.	146,658
13,433		Sony Corp.	438,873
273	S	Sumitomo Mitsui Financial Group, Inc.	2,521,385

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Japan (continued)
43,830		Sumitomo Trust & Banking Co., Ltd.	$373,155
6,100		Takeda Chemical Industries Ltd.	334,374
4,570		Takefuji Corp.	319,845
46,100	S	Tokyo Broadcasting System, Inc.	1,303,205
16,000		Toppan Printing Co., Ltd.	154,383
51,000		Toshiba Corp.	236,758
45,800	S	Toyota Motor Corp.	2,123,859
11,100		Yamaha Motor Co., Ltd.	238,418
3,092		Yamanouchi Pharmaceutical Co., Ltd.	110,449
			34,044,193

		Luxembourg: 0.1%
6,516	@,L	Millicom Intl. Cellular SA	123,999
4,058	@	SBS Broadcasting SA	216,089
			340,088

		Mexico: 0.6%
13,433		Consorcio ARA SA	49,538
57,758		Fomento Economico Mexicano SA de CV	391,652
6,640		Fomento Economico Mexicano SA de CV ADR	451,454
56,610		Grupo Financiero Banorte SA de CV	482,194
14,960	@	Urbi Desarrollos Urbanos SA de CV	94,319
			1,469,157

		Netherlands: 2.0%
14,959		ABN Amro Holding NV	353,632
15,219		Aegon NV	229,381
4,661		Euronext NV	195,514
6,468		European Aeronautic Defense and Space Co.	223,981
17,793		Heineken NV	563,601
43,920		Koninklijke Philips Electronics NV	1,147,919
31,610		Royal KPN NV	300,183
6,239	@	Royal Numico NV	252,552
23,062		TPG NV	543,539
8,607		Unilever NV	605,282
5,657		VNU NV	179,917
			4,595,501

		New Zealand: 0.1%
160,764		Auckland Intl. Airport Ltd.	221,065
			221,065

		Norway: 2.0%
45,000		Acta Holding ASA	105,924
14,526		DNB Holding ASA	148,552
18,610	S	Norsk Hydro ASA	1,848,372
8,500		Orkla ASA	298,322
84,415		Statoil ASA	1,875,328
24,394		Telenor ASA	238,036
27,400		Tomra Systems ASA	187,407
			4,701,941

		Philippines: 0.1%
7,480		Ayala Corp.	39,523
48,400		Bank of the Philippine Islands	46,026
2,346		Globe Telecom, Inc.	30,196
6,100	L	Philippine Long Distance Telephone ADR	$183,915
			299,660

		Poland: 3.8%
14,828		Agora SA	281,349
3,721		Bank BPH SA	708,459
10,111		Bank Handlowy w Warszawie	179,534
57,150		Bank Millennium SA	79,774
47,950		Bank Pekao SA	2,275,882
15,562	@	Bank Zachodni WBK SA	524,281
15,273	@	Budimex SA	177,501
13,619	@	CCC SA	96,280
5,755	@	Cersanit-Krsnystaw SA	209,866
4,572		Grupa Kety SA	181,475
5,162		Inter Cars SA	38,650
1,975	@	Inter Groclin Auto SA	53,005
8,149		Orbis SA	73,811
4,510		Polska Grupa Framaceutycz SA	70,789
78,920	@	Polski Koncernmiesny Duda SA	241,410
353,180	S	Pows Zechna Kasa Oszczednosci Bank Polski	2,966,230
10,496		Sniezka SA	72,883
1,308	@	Stomil Sanok	44,258
97,140	S	Telekomunikacja Polska SA	698,665
			8,974,102

		Portugal: 0.1%
91,438		Banco Comercial Portugues SA	231,176
6,004		Jeronimo Martins	86,473
			317,649

		Romania: 1.0%
895,328		Impact	124,249
1,069,500	@	Rolast AG	26,254
149,561		Romanian Bank for Development SA	631,472
154,500		SIF 1 Banat Crisana Arad	91,022
167,500		SIF 2 Moldova Bacau	101,422
127,000		SIF 3 Transilvania Brasov	73,574
232,500		SIF 4 Muntenia Bucuresti	96,644
147,500		SIF 5 Oltenia Craiova	103,795
8,537,510	@	SNP Petrom SA	1,128,908
585,000	@	Socep Constanta	52,654
			2,429,994

		Russia: 4.2%
34,300	L	Lukoil ADR	1,890,240
15,950	L	MMC Norilsk Nickel ADR	1,172,325
5,547		Moscow City Telephone ADR	91,526
170		NovaTek OAO	374,289
534	#	NovaTek OAO GDR	11,748
33,267	L	OAO Gazprom GDR	1,967,080
3,677		Sberbank RF	3,270,609
2,289		Sibirtelecom ADR	114,084
43,845		Tyumen Oil Co.	271,839
7,255	L	Unified Energy System GDR	256,102
25,037	L	Uralsvyazinform ADR	174,758
30,398		VolgaTelecom ADR	220,689
			9,815,289

		Singapore: 0.1%
124,000		Singapore Telecommunications Ltd.	170,663
			170,663

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		South Korea: 1.0%
		Samsung Electronics Co., Ltd.	$2,324,515
			2,324,515
		Spain: 1.4%
10,492		ACS Actividades de Construccion y Servicios SA	299,625
12,435		Cintra Concesiones DE Infrae	147,400
12,286		Corp Mapfre SA	215,031
23,123		Endesa SA	573,806
7,311		Fadesa SA	245,677
7,485		Grupo Empresarial Ence SA	237,024
9,310		Grupo Ferrovial	687,459
16,152		Inditex SA	477,946
12,995		Promotora de Informaciones SA	238,192
14,605		Telefonica SA	232,994
			3,355,154
		Sweden: 3.1%
6,426		Autoliv, Inc.	276,061
38,200		ForeningsSparbanken AB	942,596
30,514		Getinge AB	381,378
5,350		Hennes & Mauritz AB	173,600
12,650	@	Modern Times Group AB	484,678
174,000		Nordea AB	1,704,494
78,600		Skandinaviska Enskilda Banken AB	1,466,024
65,263		Skanska AB	913,916
37,195		Svenska Handelsbanken AB	847,785
45,563		Telefonaktiebolaget LM Ericsson	149,281
10,500		TeliaSonera AB	51,346
			7,391,159
		Switzerland: 7.2%
1,140		BKW FMB Energie AG	76,564
17,644		Compagnie Financiere Richemont AG	670,317
26,906		Holcim Ltd.	1,672,976
15,917	S	Nestle SA	4,732,981
965		Nobel Biocare Holding AG	222,166
56,609		Novartis AG	3,040,537
31,694	S	Roche Holding AG	4,728,787
126		SGS SA	92,727
9,984		Swatch Group AG	1,383,087
3,238		Synthes, Inc.	342,414
394	@	Unique Zurich Airport	65,313
			17,027,869
		Turkey: 3.9%
368,306	S	Akbank TAS	2,307,481
19,487		Cimsa Cimento Sanayi VE Tica	113,977
346,008	@	Dogan Sriketler Grubu Holdings	871,499
301,833		HACI Omer Sabanci Holding	1,420,565
30,295		Hurriyet Gazetecilik Ve Matb	85,965
114,898		KOC Holding AS	430,400
6,793		Tupras Turkiye Petrol Rafine	116,731
473,123	@	Turkiye Garanti Bankasi	1,414,285
359,281		Turkiye Is Bank ASI - C	2,506,110
			9,267,013
		Ukraine: 0.1%
1,530	@,I	Centrenergo ADR	9,104
87		Ukrnafta Open JT STK ADR	18,287
16,172		UkrTelecom ADR	106,535
			133,926
		United Kingdom: 10.7%
37,667		Associated British Ports Holdings PLC	$365,382
106,953		BAA PLC	1,162,152
55,127		BAE Systems PLC	322,624
59,393		Barclays PLC	588,680
13,743		BG Group PLC	120,921
7,840		British Land Co. PLC	123,560
21,225		British Sky Broadcasting PLC	191,613
103,406		Burberry Group PLC	702,506
19,459		Cadbury Schweppes PLC	191,787
117,853		Compass Group PLC	396,681
182,479	S	Diageo PLC	2,695,750
11,193		Exel PLC	239,114
141,784		GlaxoSmithKline PLC	3,688,279
34,701		Highland Gold Mining Ltd.	137,602
265,523		Hilton Group PLC	1,595,969
23,528		Imperial Tobacco Group PLC	674,354
11,664	@	Kazakhmys PLC	111,500
16,730		National Grid PLC	153,045
31,156		Pearson PLC	346,539
86,000		Peninsular and Oriental Steam Navigation Co.	615,335
22,050	@	Peter Hambro Mining PLC	304,387
51,835		Prudential PLC	434,958
31,082		Reckitt Benckiser PLC	939,320
35,515	@	Rolls-Royce Group PLC	229,586
1,186,201	@	Rolls-Royce Group PLC - Class B	2,100
13,625		Royal Bank of Scotland Group PLC	377,357
2,366		SABMiller PLC	44,646
21,234		Scottish & Newcastle PLC	175,774
46,824		Scottish Power PLC	458,334
33,655		Smith & Nephew PLC	284,737
12,254		Smiths Group PLC	198,007
9,256	@	Telewest Global, Inc.	211,129
363,794		Tesco PLC	1,937,450
1,354,984	S	Vodafone Group PLC	3,558,033
14,546		Whitbread PLC	242,150
41,723		William Hill PLC	394,898
15,576		Wolseley PLC	316,919
72,977		WPP Group PLC	716,991
			25,250,169
		United States: 0.2%
19,086	L	News Corp., Inc.	287,435
2,231		Southern Copper Corp.	123,017
			410,452
		Venezuela: 0.1%
10,148		Cia Anonima Nacional Telefonos de Venezuela ADR	130,909
			130,909
		Total Common Stock (Cost $180,694,082)	211,643,701

PREFERRED STOCK: 0.2%
		Germany: 0.2%
18,350		ProSieben SAT.1 Media AG	315,695
3,215		Volkswagen AG	130,387
		Total Preferred Stock (Cost $398,415)	446,082

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
RIGHTS: 0.0%
		Cyprus: 0.0%
7,554	@	Bank of Cyprus	$7,554
		Total Rights (Cost $-)	7,554

EQUITY-LINKED SECURITIES: 2.1.%
		India: 0.5%
150,817	@,#	Bharti Televentures	1,078,342
			1,078,342
		Japan: 1.1%
21,404	@	NIKKEI	2,519,091
			2,519,091
		United Kingdom: 0.5%
103,758	@	Velvet Hill Fund Ltd.	1,300,485
			1,300,485
		Total Equity Linked Securities (Cost $4,604,532)	4,897,918

WARRANTS: 0.1%
		India: 0.1%
14,147	@,#	State Bank of India Ltd.	262,851
		Total Warrants (Cost $284,631)	262,851
		Total Long-Term Investments (Cost $185,981,660)	217,260,206

Principal Amount			Value

SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc: 2.1%
$4,949,000	The Bank of New York Institutional Cash Reserves Fund		$4,949,000
	Total Short-Term Investments (Cost $4,949,000)		4,949,000
	Total Investments In Securities (Cost $190,930,660)*	94.2%	$222,209,206
	Other Assets and Liabilities-Net	5.8	13,621,849
	Net Assets	100.0%	$235,831,055

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

Equity Linked Securities (ELKS) are short-term investments that offer current income as well as limited protection against the decline in the price of the stock on which it is based.

@                                    Non-income producing security

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

SIF                              Societati de Investitii Financiare

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc                                    Securities purchased with cash collateral for securities loaned.

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at October 31, 2005.

*                                         Cost for federal income tax purposes is $192,117,959.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,910,510
Gross Unrealized Depreciation	(2,819,263)
Net Unrealized Appreciation	$30,091,247

At October 31, 2005 the following forward foreign currency contracts were outstanding for the ING Foreign Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
British Pound Sterling GBP 1,027,150	Buy	11/30/05	USD 1,851,951	1,817,687	$(34,264)
Japanese Yen JPY 252,060,900	Buy	12/01/05	USD 2,525,028	2,173,006	(352,022)
Japanese Yen JPY 686,426,691	Buy	12/09/05	USD 6,540,200	5,923,820	(616,380)
Japanese Yen JPY 125,785,500	Buy	12/01/05	USD 1,260,755	1,084,392	(176,363)
Japanese Yen JPY 194,222,019	Buy	11/08/05	USD 1,757,665	1,670,011	(87,654)
Japanese Yen JPY 153,706,900	Buy	12/21/05	USD 1,400,072	1,328,550	(71,522)
Turkish New Lira TRY 1,625,419	Buy	11/28/05	USD 1,146,276	1,193,024	46,748
					$(1,291,457)

See Accompanying Notes to Financial Statements

64

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
British Pound Sterling GBP 168,600	Sell	11/30/05	USD 308,912	298,362	$10,550
Czech Republic, Koruna CZK 15,501,996	Sell	11/30/05	USD 641,400	627,265	14,135
Czech Republic, Koruna CZK 12,001,391	Sell	12/27/05	USD 493,641	486,433	7,208
Czech Republic, Koruna CZK 17,206,100	Sell	12/29/05	USD 704,002	697,474	6,528
Czech Republic Koruna CZK 2,567,850	Sell	12/29/05	USD 105,473	103,732	1,741
Czech Republic, Koruna CZK 19,081,262	Sell	01/23/06	USD 770,649	774,486	(3,837)
Hungarian Forint HUF 97,214,072	Sell	12/29/05	USD 469,611	464,116	5,495
Japanese Yen JPY 686,426,691	Sell	12/09/05	USD 6,100,161	5,923,820	176,341
Polish Zloty PLN 3,515,901	Sell	01/23/06	USD 1,076,088	1,061,020	15,068
Turkish New Lira TRY 1,625,419	Sell	11/28/05	USD 1,104,000	1,193,022	(89,022)
Turkish New Lira TRY 960,885	Sell	12/27/05	USD 694,934	699,340	(4,406)
					$139,801

Industry	Percentage of Net Assets
Advertising	0.5%
Aeorspace/Defense	0.3
Agriculture	1.1
Apparel	0.6
Auto Manufacturers	2.0
Auto Parts and Equipment	0.9
Banks	22.7
Beverages	2.8
Building Materials	2.2
Chemicals	0.8
Commercial Services	0.6
Computers	0.1
Cosmetics/Personal Care	0.0
Distribution/Wholesale	0.2
Diversified Financial Services	2.0
Electric	2.1
Electrical Components and Equipment	0.5
Electronics	0.7
Engineering and Construction	3.6
Entertainment	0.8
Environment Control	0.1
Food	4.1
Food Service	0.2
Forest Products and Paper	0.2
Hand/Machine Tools	0.1
Healthcare - Products	0.6
Healthcare - Services	0.6
Holding Companies - Diversified	2.2
Home Furnishings	1.0%
Household Products/Wares	0.6
Insurance	1.1
Internet	0.0
Investment Companies	7.5
Leisure Time	0.1
Lodging	0.1
Machinery - Diversified	0.1
Media	2.0
Mining	2.1
Miscellaneous Manufacturing	0.9
Mutual Funds	0.2
Office/Business Equipment	0.6
Oil and Gas	5.8
Pharmaceuticals	6.5
Real Estate	0.5
Real Estate Investment Trusts	0.3
Retail	1.9
Semiconductors	1.0
Sovereign	0.0
Telecommunications	5.7
Textiles	0.2
Transportation	1.2
Water	0.1
Securities Lending Collateral	2.1
Other Assets and Liabilities, net	5.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

65

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 96.0%
		Australia: 1.2%
95,500		BHP Billiton Ltd.	$1,480,074
			1,480,074

		Belgium: 1.9%
14,400		Belgacom SA	482,353
61,500		Fortis	1,749,548
			2,231,901

		Brazil: 0.7%
10,000	#,L	Cyrela Brazil Realty SA GDR	785,881
			785,881

		Canada: 1.7%
43,406		EnCana Corp.	1,987,134
			1,987,134

		Denmark: 1.0%
22,100		TDC A/S	1,237,784
			1,237,784
		Finland: 0.6%
38,800		UPM-Kymmene OYJ	749,589
			749,589

		France: 7.3%
43,500	@,L	Business Objects SA	1,489,658
54,589		France Telecom SA	1,418,388
18,621		Sanofi-Synthelabo SA	1,490,994
18,578		Societe Generale	2,120,735
5,339		Total SA	1,342,834
7,400	L	Total SA ADR	932,548
			8,795,157

		Germany: 9.5%
20,007		Allianz AG	2,819,586
39,700		Deutsche Bank AG	3,712,340
9,600		Henkel KGaA	823,314
30,250		Schering AG	1,864,117
13,974		Siemens AG	1,038,274
9,200		Solarworld AG	1,248,874
			11,506,505

		Greece: 0.9%
35,688		Alpha Bank AE	1,024,250
			1,024,250

		Hong Kong: 3.5%
63,000	L	China Mobile Hong Kong
		Ltd. ADR	1,414,350
312,000		Hong Kong Exchanges and
		Clearing Ltd.	1,046,157
382,500		HongKong Electric Holdings	1,808,942
			4,269,449

		Japan: 21.2%
30,690		Acom Co., Ltd.	1,994,604
191,000		Amada Co., Ltd.	1,459,240
166,000		Bank of Kyoto Ltd.	1,834,988
67,000		Komatsu Ltd.	892,793
14,400		Kyocera Corp.	933,974
101		Mitsubishi Tokyo Financial
		Group, Inc.	1,269,468
8,110		Nippon Television Network Corp.	$1,313,019
10,500		ORIX Corp.	1,968,917
22,000		Promise Co., Ltd.	1,390,170
341	@	Resona Holdings, Inc.	988,691
37,200		Sankyo Co., Ltd.	1,967,160
105,000		Sekisui House Ltd.	1,307,653
72,000		Sharp Corp.	988,701
119,000		Sumitomo Electric Industries Ltd.	1,565,974
59,100		Takeda Chemical Industries Ltd.	3,239,593
118,000		Tokuyama Corp.	1,172,282
26,500		Toyota Motor Corp.	1,228,870
			25,516,097

		Malaysia: 1.8%
811,500		Tenaga Nasional BHD	2,149,669
			2,149,669

		Netherlands: 8.4%
99,919		Aegon NV	1,505,983
18,229		European Aeronautic Defense
		and Space Co.	631,254
67,533		Heineken NV	2,139,136
112,823		Royal Dutch Shell PLC	3,476,990
34,000		Unilever NV	2,391,027
			10,144,390

		Singapore: 1.0%
912,000	@	Singapore
		Telecommunications Ltd.	1,255,196
			1,255,196

		South Africa: 0.7%
76,900		JD Group Ltd.	824,239
			824,239

		South Korea: 1.4%
14,830		Kookmin Bank	846,825
5,350	@	NHN Corp.	898,043
			1,744,868

		Spain: 1.2%
49,400		Repsol YPF SA	1,470,633
			1,470,633

		Sweden: 1.3%
158,000		Nordea AB	1,547,759
			1,547,759

		Switzerland: 11.0%
6,666	@	Barry Callebaut AG	1,864,617
39,928		Credit Suisse Group	1,763,678
12,810		Nestle SA	3,809,103
29,438		Novartis AG	1,581,150
19,280		Novartis AG ADR	1,037,650
35,600		STMicroelectronics NV	585,976
14,086		UBS AG	1,199,268
59,815		Xstrata PLC	1,370,578
			13,212,020

		United Kingdom: 18.6%
19,218		AstraZeneca PLC	859,846
145,900		Barclays PLC	1,446,103
278,000		BP PLC	3,080,080
178,600		Cadbury Schweppes PLC	1,760,269

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		United Kingdom (continued)
161,261		Capita Group PLC	$1,113,518
159,669		Gallaher Group PLC	2,481,388
159,890		HBOS PLC	2,362,298
88,000		HSBC Holdings PLC	1,382,869
43,200		Imperial Tobacco Group PLC	1,238,188
642,100		Legal & General Group PLC	1,219,770
87,953		Reed Elsevier PLC	803,529
61,000		Severn Trent PLC	1,033,615
1,395,849		Vodafone Group PLC	3,665,343
			22,446,816
		United States: 1.1%
32,200	L	Newmont Mining Corp.	1,371,720
			1,371,720
		Total Common Stock
		(Cost $107,153,960)	115,751,131

Principal Amount			Value

SHORT-TERM INVESTMENTS: 7.8%
	Repurchase Agreement: 3.7%
$4,462,000	Deutsche Bank Repurchase Agreement dated 10/31/05, 4.000%, due 11/01/05, $4,462,496 to be received upon repurchase (Collateralized by $4,623,000 Various U.S. Agency Obligations, 5.300%-6.250%, Market Value plus accrued interest $4,551,358, due 08/11/15-10/27/25)		4,462,000
	Total Repurchase Agreement (Cost $4,462,000)		4,462,000
	Securities Lending Collateralcc 4.1%
4,871,000	The Bank of New York Institutional
	Cash Reserves Fund		4,871,000
	Total Securities Lending Collateral (Cost $4,871,000)		4,871,000
	Total Short-Term Investment (Cost $9,333,000)		9,333,000
	Total Investments In Securities (Cost $116,486,960)*	103.8%	$125,084,131
	Other Assets and Liabilities-Net	(3.8)	(4,549,451)
	Net Assets	100.0%	$120,534,680

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L                                         Loaned security, a portion or all of the security is on loan at October 31, 2005.

*                                         Cost for federal income tax purposes is $116,636,141. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,196,043
Gross Unrealized Depreciation	(2,748,053)
Net Unrealized Appreciation	$8,447,990

Percentage of
Industry	Net Assets
Aerospace/Defense	0.5%
Agriculture	3.1
Auto Manufacturers	1.0
Banks	19.2
Beverages	1.8
Chemicals	1.0
Commercial Services	0.9
Diversified Financial Services	5.3
Electric	3.3
Electrical Components and Equipment	2.1
Electronics	0.8
Energy - Alternate Sources	1.0
Food	8.1
Forest Products and Paper	0.6
Home Builders	1.1
Household Products/Wares	0.7
Insurance	4.6
Internet	0.7
Leisure Time	1.6
Machinery - Diversified	1.9
Media	1.8
Mining	3.5
Miscellaneous Manufacturing	0.9
Oil and Gas	10.2
Pharmaceuticals	8.4
Real Estate	0.7
Retail	0.7
Semiconductors	0.5
Software	1.2
Telecommunications	7.9
Water	0.9
Repurchase Agreement	3.7
Securities Lending Collateral	4.1
Other Assets and Liabilities, Net	(3.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

67

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 97.7%
		Australia: 8.7%
108,418		Adelaide Bank Ltd.	$1,011,994
194,824		Adelaide Brighton Ltd.	308,845
27,801		Alesco Corp., Ltd.	176,792
48,326		Alinta Ltd.	390,614
19,419		Ansell Ltd.	153,274
57,400	@	ARC Energy Ltd.	80,904
107,566		Australian Stock Exchange Ltd.	2,317,204
259,801	L	Babcock & Brown Ltd.	3,250,276
14,791		Bank of Queensland Ltd.	154,510
133,221	@	Baycorp Advantage Ltd.	321,084
53,297		Billabong International Ltd.	517,057
1,388,024	@	Burns Philp & Co., Ltd.	1,184,592
3,572		Cochlear Ltd.	101,698
128,464		Corporate Express Australia Ltd.	577,724
396,314		DB Rreef Trust	395,650
146,417		Downer EDI Ltd.	667,713
148,417		Excel Coal Ltd.	748,999
248,421		Galileo Shopping America Trust	211,789
28,900		Healthscope Ltd.	123,541
28,463		Leighton Holdings Ltd.	325,512
133,219	L	MacArthur Coal Ltd.	584,251
946,283	L	Metcash Ltd.	2,876,809
216,079		Multiplex Group	536,001
243,097		OneSteel Ltd.	642,925
91,084		Pacific Brands Ltd.	186,431
195,610	@	PMP Ltd.	231,345
21,461		Ramsay Health Care Ltd.	141,330
131,233	L	Record Investments Ltd.	753,667
40,447		SFE Corp., Ltd.	377,221
373,166		Smorgon Steel Group Ltd.	412,834
21,296		Spotless Group Ltd.	79,584
153,917	@	Tap Oil Ltd.	280,642
20,343		UNiTAB Ltd.	193,898
85,688		United Group Ltd.	673,821
60,147		WorleyParsons Ltd.	441,418
2,226,896	L	Zinifex Ltd.	8,134,163
			29,566,112
		Austria: 0.2%
5,442		Andritz AG	494,135
867		Boehler-Uddeholm AG	131,422
			625,557
		Belgium: 1.1%
12,633		Colruyt SA	1,635,460
35,201		Compagnie Maritime Belge SA	1,171,652
6,088		Euronav NV	187,393
2,970		Omega Pharma SA	153,320
3,000		Oriflame Cosmetics SA	77,398
4,348		Umicore	434,905
			3,660,128
		Canada: 4.0%
107,900		Algoma Steel, Inc.	2,113,086
10,500		Focus Energy Trust	189,606
119,400		IPSCO, Inc.	8,518,082
5,200		Laurentian Bank Of Canada	133,797
14,400		Northbridge Financial Corp.	392,122
7,400	@,L	Novatel, Inc.	211,196
107,000	@,#	Rona, Inc.	1,990,234
3,200		Rothmans, Inc.	65,435
2,000		Vermilion Energy Trust	44,322
			13,657,880

		China: 0.5%
1,958,000	L	Angang New Steel Co., Ltd.	$1,065,990
218,000		Anhui Expressway Co.	110,575
300,000		Dongfang Electrical Machinery
		Co., Ltd.	234,722
82,000		FU JI Food and Catering
		Services Holdings Ltd.	93,501
280,000		Tingyi Cayman Islands
		Holding Corp.	95,713
294,000		Travelsky Technology Ltd.	253,184
			1,853,685

		Denmark: 3.8%
9,400		Auriga Industries	252,391
130		D/S Norden	58,492
53,250	L	D/S Torm A/S	2,837,302
13,500		DSV A/S	1,315,289
304,400		GN Store Nord	3,667,504
67,400	@	Jyske Bank	3,383,957
4,450		NKT Holding A/S	174,336
440		Sjaelso Gruppen	95,349
10,810		Sydbank A/S	249,861
11,450	@	Topdanmark A/S	873,000
			12,907,481

		Finland: 0.5%
12,200		Finnair OYJ	151,428
95,500		Raisio Group PLC	244,773
64,400		Rautaruukki OYJ	1,313,764
			1,709,965

		France: 6.5%
12,955	@	Alten	376,989
8,745		Bourbon SA	706,622
19,122		CFF Recycling	512,795
301,937		Elior	3,934,976
825		Eramet SLN	81,769
6,922		Etablissements Maurel et Prom	127,844
15,742	@	GameLoft	104,121
7,244		Generale de Sante	250,716
6,447		Iliad SA	343,819
3,280		Kaufman & Broad SA	243,663
82,583		Neopost SA	7,962,749
12,798		Nexans SA	601,540
12,050		Nexity	549,207
36,340	@	Oberthur Card Systems SA	319,168
5,447		Pinguely-Haulotte	98,385
4,982		Trigano SA	210,478
47,034	@	UBISOFT Entertainment	2,167,769
7,935	L	Vallourec	3,565,335
			22,157,945

		Germany: 2.9%
7,475		AWD Holding AG	200,401
24,228		Balda AG	276,885
2,043		Deutsche Wohnen AG	461,260
25,025	@	EM.TV AG	141,662
20,201	@	Lanxess	586,989
2,915		Leoni AG	91,092
8,321		MPC Muenchmeyer Petersen
		Capital AG	588,702
51,923		Salzgitter AG	2,286,076
1,948		Solarworld AG	264,436
34,486	@	Techem AG	1,371,646

See Accompanying Notes to Financial Statements

68

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Germany (continued)
5,000		United Internet AG	$160,642
39,387		Wincor Nixdorf AG	3,450,463
			9,880,254

		Greece: 1.9%
110,240		Germanos SA	1,640,227
9,340		Motor Oil Hellas Corinth
		Refineries SA	201,809
134,600		Tsakos Energy Navigation Ltd.	4,620,818
			6,462,854

		Hong Kong: 4.0%
128,000	L	ASM Pacific Technology	594,250
5,480,000		Cnpc Hong Kong Ltd.	1,070,233
1,408,000		Emperor International Holdings	312,390
194,000		Galaxy Entertainment Group Ltd.	106,540
202,000	L	Jinhui Shipping &
		Transportation Ltd.	708,874
434,000		Midland Realty Holdings	211,370
878,000		New World Development Ltd.	1,086,621
777,200	L	Orient Overseas
		International Ltd.	2,479,113
1,659,000	L	Pacific Basin Shipping Ltd.	766,969
6,794,000		Solomon Systech
		International Ltd.	2,506,110
38,000		Television Broadcasts Ltd.	211,482
8,040,000	@,L	Titan Petrochemicals Group Ltd.	603,700
85,000	L	Vtech Holdings Ltd.	361,826
371,500		Wing Hang Bank Ltd.	2,542,863
			13,562,341

		Ireland: 0.1%
44,400		C&C Group PLC	273,978
2,100		FBD Holdings PLC	77,251
			351,229

		Italy: 1.5%
80,569		Aedes S.p.A	533,760
82,586		Astaldi S.p.A.	518,044
220,621		Banca Finnat Euramerica S.p.A.	325,474
13,172		Benetton Group S.p.A.	139,061
88,052		CIR-Compagnie Industriali
		Riunite S.p.A.	249,199
194,213		Cremonini S.p.A.	501,662
24,995		Davide Campari-Milano S.p.A.	169,500
105,140	L	Esprinet S.p.A.	895,240
42,453		Marzotto S.p.A.	190,048
119,087		Milano Assicurazioni S.p.A.	744,469
5,018		Pirelli & C Real Estate S.p.A.	274,720
41,115		Sogefi S.p.A.	232,541
1,851		Tod’s S.p.A.	105,803
35,937	L	Unipol S.p.A.	91,821
4,212	@	Valentino Fashion Group S.p.A.	98,527
			5,069,869

		Japan: 31.2%
8,900	L	ABILIT Corp.	276,573
7,500		Aeon Fantasy Co., Ltd.	185,529
42,400		Aichi Corp.	278,050
26,000		Air Water, Inc.	237,776
357,600		AOC Holdings, Inc.	6,616,781
87,000	L	Asahi Soft Drinks Co., Ltd.	967,770
62,000		Asics Corp.	533,941
24		Axell Corp.	$89,789
95,601		Bosch Corp.	507,115
15,000		Canon Finetech, Inc.	301,797
23,000		Canon Sales Co., Inc.	502,630
24,300		Century Leasing System, Inc.	325,532
3,000	@	Chiba Kogyo Bank Ltd.	64,581
961,000	@	Chori Co., Ltd.	2,244,664
47,000	L	Cosmo Oil Co., Ltd.	228,702
11	@	Crayfish Co., Ltd.	194,760
711,000	L	Daiichi Chuo Kisen Kaisha	1,571,154
504,200	@	DIA Kensetsu Co., Ltd.	975,180
59,000	L	Diamond Lease Co., Ltd.	2,739,535
35,800	L	Eizo Nanao Corp.	1,310,469
573	L	en-japan, Inc.	2,440,705
7,700		Excel Co., Ltd.	171,258
12,400		FamilyMart Co., Ltd.	368,923
7,500		FANCL Corp.	366,908
541,000		Fuji Fire & Marine Insurance
		Co., Ltd.	2,147,584
17,700		Fuji Machine Manufacturing
		Co., Ltd.	215,596
209,000		Fujikura Ltd.	1,352,992
97,500		Fujitsu Frontech Ltd.	993,310
89,000	@,L	Fujitsu General Ltd.	275,749
222,900		Glory Ltd.	4,349,516
1,662,500	@,L	Haseko Corp.	5,786,324
12,500		Hitachi High-Technologies Corp.	290,303
119,000		Hodogaya Chemical Co., Ltd.	692,569
23,300		Hosiden Corp.	225,305
3,400		HS Securities Co., Ltd.	92,036
20,900		IBJ Leasing Co., Ltd.	407,142
50,000	@	Ichiyoshi Securities Co., Ltd	536,820
95,000	L	Iino Kaiun Kaisha Ltd.	930,477
38,000		Inabata & Co., Ltd.	337,794
141,900	L	Japan General Estate Co., Ltd.	2,017,626
69,000		Jidosha Buhin Kogyo Co., Ltd	424,695
14,900		Kanto Auto Works Ltd.	217,534
15,200		Keihin Corp.	338,150
292,000		Kenwood Corp.	545,410
156,000	@,L	Kumagai Gumi Co., Ltd.	713,062
791,000	L	Kyoei Tanker Co., Ltd.	2,780,467
41,700		Makita Corp.	968,023
15,100	L	Mars Engineering Corp.	464,153
1,223,000		Marubeni Corp.	5,732,107
46,000		Mitsui-Soko Co., Ltd.	256,148
3,900		Moshi Moshi Hotline, Inc.	369,433
66,000		Nabtesco Corp.	553,498
231,000		Nakayama Steel Works Ltd.	1,140,336
11,400		NEC Leasing Ltd.	229,408
506,000	L	Nippon Metal Industry Co., Ltd.	1,073,424
152,000		Nippon Suisan Kaisha Ltd.	609,106
367,000	L	Nippon Yakin Kogyo Co., Ltd.	1,372,853
1,004,000	L	Nissan Diesel Motor Co., Ltd.	5,435,411
42,000		Nissan Shatai Co., Ltd.	293,298
504,000		Nisshin Steel Co., Ltd.	1,599,985
30,500		Nissin Kogyo Co., Ltd.	1,363,219
11,900		Nitta Corp.	160,181
150,000		Okuma Corp.	1,286,660
374,000	L	Pacific Metals Co., Ltd.	1,629,589
5,900		Plenus Co., Ltd.	176,190
25,500		Point, Inc.	1,583,735
38,100		Ricoh Leasing Co., Ltd.	1,015,224
28	L	Round One Corp.	110,867
25,700		Ryohin Keikaku Co., Ltd.	1,713,687

See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Japan (continued)
15,000		San-Ai Oil Co., Ltd.	$75,174
79,200		Santen Pharmaceutical Co., Ltd.	2,021,996
6,000		Sanyo Electric Credit Co., Ltd.	113,365
9,400		Sanyo Shinpan Finance Co., Ltd.	684,014
4,100		Seijo Corp.	112,088
8,600		Shinki Co., Ltd.	101,436
31,800		Shinko Electric Industries	1,980,928
396,000	L	Shinwa Kaiun Kaisha Ltd.	1,204,053
46,000	@	Sodick Co., Ltd.	531,141
13,400		STB Leasing Co., Ltd.	263,319
22,600		Sumisho Lease Co., Ltd.	1,074,297
12,000		Sumitomo Heavy Industries	84,031
16,900		Sundrug Co., Ltd.	953,937
24,200	L	Tachi-S Co., Ltd.	262,443
58,000		Takagi Securities Co., Ltd.	239,237
35,400	L	Tamron Co., Ltd.	485,900
87,000		TBK Co., Ltd.	495,343
96,000		Toa Corp.	201,570
130,000		Toagosei Co., Ltd.	659,881
4,900		Tocalo Co., Ltd.	126,539
47,000		Toho Gas Co., Ltd.	202,385
26,500		Tokyo Leasing Co., Ltd.	482,195
3,000		Tomen Electronics Corp.	73,683
19,000	@,L	Tomy Co., Ltd.	161,850
523,000		Tonichi Carlife Group, Inc.	3,160,870
191,000	@,L	Towa Real Estate Development
		Co., Ltd.	975,389
198,000		Toyo Suisan Kaisha Ltd.	3,433,584
8,500		Trusco Nakayama Corp.	194,755
28,000		UFJ Central Leasing Co., Ltd.	1,550,256
10,100		United Arrows Ltd.	538,490
158,000		Yamato Kogyo Co., Ltd.	2,345,515
88,000		Yamazen Corp.	540,457
20,000		Yokogawa Bridge Corp.	116,582
25,500		Yonekyu Corp.	290,348
569,000	@	Yuasa Trading Co., Ltd.	1,320,930
17,700		Yusen Air & Sea Service Co., Ltd.	675,048
123		Zephyr Co., Ltd.	407,148
			106,447,295

		Liechtenstein: 0.0%
1,170		Verwalt & Privat-Bank AG	184,354
			184,354

		Malaysia: 0.2%
120,400	@	Digi.Com BHD	222,142
86,300		Golden Hope Plantations Bhd	95,101
698,600		Lion Industries Corp. Bhd	150,824
24,700	@	Shell Refining Co.	68,731
			536,798

		Netherlands: 3.6%
56,678		Aalberts Industries NV	2,755,483
2,900		Athlon Holding NV	76,311
52,499	@	Axalto Holding NV	1,428,504
8,449		Boskalis Westminster	419,615
7,683		Exact Holding NV	224,444
25,514		Koninklijke BAM Groep NV	2,070,584
56,822		Nutreco Holding NV	2,286,656
65,700		Stork NV	2,441,438
9,628		United Services Group NV	310,441
6,212		Univar NV	249,250
			12,262,726

		New Zealand: 0.2%
126,091		Fletcher Building Ltd.	$693,804
			693,804

		Norway: 0.0%
80,000		Acta Holding ASA	188,310
			188,310

		Papua New Guinea: 1.4%
1,983,587		Oil Search Ltd.	4,905,554
			4,905,554

		Portugal: 0.1%
10,300	@	Impresa SGPS	57,291
15,805		Jeronimo Martins	227,633
			284,924
		Singapore: 0.7%
1,516,000		Hi-P Intl. Ltd.	1,254,416
114,000		Jurong Technologies Industrial
		Corp., Ltd.	131,467
322,000	@	SembCorp Industries Ltd.	512,600
133,000	L	Singapore Petroleum Co., Ltd.	378,280
			2,276,763

		South Korea: 3.1%
805,810	@	Curitel Communications, Inc.	1,402,653
51,850		Dongbu Insurance Co., Ltd.	654,745
143,450		Dongyang Mechatronics Corp.	604,449
18,900		Halla Engineering &
		Construction Corp.	511,593
17,450		Hanshin Construction Ltd.	256,667
34,870	L	INI Steel Co.	783,613
26,960		Korean Petrochemical
		Industrial Co.	797,238
224,050	@	KP Chemical Corp.	1,202,154
11,030		Kyeryong Construction
		Industrial Co., Ltd.	273,694
44,384		People & Telecommunication	382,075
1,099,210		S&T Dynamics Co., Ltd.	1,537,985
28,830		SeAH Steel Corp.	1,046,922
35,771		SFA Engineering Corp.	862,212
439,000	@	STX Pan Ocean Co., Ltd.	231,727
			10,547,727

		Spain: 2.2%
4,336		Abengoa SA	71,060
964		Cementos Portland
		Valderrivas SA	73,766
159,555	L	Fadesa SA	5,361,642
8,130	L	Grupo Empresarial Ence SA	257,449
7,442		Obrascon Huarte Lain SA	104,405
311,074	@	Tubacex SA	1,304,652
88,700	L	Uralita SA	403,983
			7,576,957

		Sweden: 0.9%
172,800	L	Eniro AB	1,889,611
15,500		JM AB	644,145
29,400	@	Lundin Petroleum AB	296,847
20,000		Trelleborg AB	306,775
			3,137,378

See Accompanying Notes to Financial Statements

70

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		Switzerland: 3.4%
1,490	@	Actelion NV	$167,349
1,339		AFG Arbonia-Forster Holding	363,399
109,974		Baloise Holding Ltd.	5,596,095
1,295	@	Barry Callebaut AG	362,238
4,540		Bucher Industries AG	362,182
9,597		Charles Voegele Holding AG	700,112
3,448		Geberit AG	2,385,861
80		Hiestand Holding AG	61,785
16,911		Phonak Holding AG	704,220
815		SGS SA	599,784
7,707		Vontobel Holding AG	216,081
			11,519,106

		Taiwan: 0.6%
1,697,440		Micro-Star International Co., Ltd.	863,993
310,000		ProMOS Technologies, Inc.	81,610
289,000		Quanta Storage, Inc.	387,144
656,000		U-Ming Marine Transport Corp.	649,241
277,000		Vanguard International
		Semiconductor Corp.	180,579
			2,162,567

		Thailand: 0.1%
3,071,600		Charoen Pokphand Foods PCL	395,644
			395,644
		Turkey: 2.9%
55,760		Aksa Akrilik Kimya Sanayii	485,033
15,000		Anadolu Efes Biracilik Ve Malt
		Sanayii AS	367,792
181,497	@	Ayen Enerji	290,724
297,293	@	Beko Elektronik	484,880
186,274		Bolu Cimento Sanayii	347,062
276,306		Bossa Ticaret Sanayi Isletme	231,762
203,000	@	Dogan Sriketler Grubu Holdings	511,301
310,212		Doktas Dokumculuk Ticaret	377,783
34,270	@	Efes Sinai Yatirim Holding AS	347,523
84,919		Eregli Demir ve Celik
		Fabrikalari TAS	459,172
28,916	@	Goodyear Lastikleri TAS	282,469
746,616		Ihlas Holding	439,626
64,236		Mardin Cimento Sanayii	289,192
264,065	@	Park Elektrik Madencilik
		Sanayi Ve Ticaret AS	970,736
443,805	@	Petrol Ofisi	1,541,582
172,470	@	TAT Konserve	252,330
32,350	@	Turcas Petrolculuk AS	202,740
61,364		Turk Ekonomi Bankasi AS	739,947
274,917		Turk Sise Ve Cam Fabrikalari	797,080
126,602	@	Vestel Elektronik Sanayi	443,377
			9,862,111

		United Kingdom: 11.3%
52,740		Admiral Group PLC	408,132
35,723		Aggreko PLC	151,261
211,837		Amlin PLC	832,969
257,529	@	Ashtead Group PLC	642,837
61,968		Body Shop International PLC	230,356
33,832		Bodycote International	135,709
348,206		BPB PLC	4,504,112
30,287		Britannic Group PLC	317,500
85,799		Burren Energy PLC	1,216,282
21,962		Cranswick PLC	235,102
41,100		Dairy Crest Group PLC	$327,905
93,479	@	Dana Petroleum PLC	1,365,645
88,334		De Vere Group PLC	935,994
125,613		First Choice Holidays PLC	434,383
34,500	@	Gyrus Group PLC	195,198
919,865		HMV Group PLC	3,065,301
47,900		Inchcape PLC	1,748,659
43,900		Intertek Group PLC	553,956
976,048	@,L	Jazztel PLC	1,135,061
53,697		London Stock Exchange PLC	538,568
133,703		Man Group PLC	3,647,127
176,367		Mcbride PLC	474,769
71,677		Michael Page International PLC	293,180
56,010	@	NETeller PLC	683,799
22,041		Northgate PLC	390,282
110,623		Paragon Group of
		Companies LLC	997,880
686,950		Pendragon PLC	4,649,938
203,829		SIG PLC	2,455,451
217,200		Somerfield PLC	749,077
249,600		Sportingbet PLC	1,326,037
48,586		Stanley Leisure PLC	522,338
14,550		Stolt-Nielsen SA	519,041
399,772		Taylor Woodrow PLC	2,216,705
57,039		TT electronics PLC	148,303
20,988		Ultra Electronics Holdings	327,073
			38,375,930

		Venezuela: 0.1%
21,600		Cia Anonima Nacional
		Telefonos de Venezuela ADR	278,640
			278,640
		Total Common Stock
		(Cost $292,540,849)	333,101,888
PREFERRED STOCK: 0.2%
		Italy: 0.2%
41,454		Instituto Finanziario Industriale
		S.p.A.	655,884
			655,884
		Total Preferred Stock
		(Cost $612,281)	655,884
RIGHTS: 0.0%
		Australia: 0.0%
3,612		Healthscope Ltd.	1,619
			1,619
		Total Rights (Cost $-)	1,619
		Total Long-Term Investments
		(Cost $293,153,130)	333,759,396

See Accompanying Notes to Financial Statements

71

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 16.9%
	Securities Lending Collateralcc 16.9%
$57,748,000	The Bank of New York Institutional
	Cash Reserves Fund		$57,748,000
	Total Short-Term Investments
	(Cost $57,748,000)		57,748,000
	Total Investments In Securities
	(Cost $350,901,130)*	114.8%	$391,507,396
	Other Assets and Liabilities-Net	(14.8)	(50,497,796)
	Net Assets	100.0%	$341,009,600

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L                                         Loaned security, a portion or all of the security is on loan at October 31, 2005.

*                                         Cost for federal income tax purposes is $351,405,893. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,506,417
Gross Unrealized Depreciation	(16,404,914)
Net Unrealized Appreciation	$40,101,503

Industry	Percentage of Net Assets
Advertising	0.1%
Agriculture	0.2
Airlines	0.0
Apparel	0.4
Auto Manufacturers	1.7
Auto Parts and Equipment	1.8
Banks	2.6
Beverages	0.6
Building Materials	3.4
Chemicals	1.6
Coal	0.4
Commercial Services	1.1
Computers	2.0
Cosmetics/Personal Care	0.2
Distribution/Wholesale	4.1
Diversified Financial Services	6.9
Electric	0.4
Electrical Components and Equipment	0.8
Electronics	1.5
Energy - Alternate Sources	0.1
Engineering and Construction	2.6
Entertainment	0.6
Food	4.5
Food Service	1.2
Forest Products and Paper	0.1
Gas	0.2
Hand Machines/Tools	0.3
Healthcare - Products	0.3
Healthcare - Services	0.1%
Holding Companies - Diversification	0.5
Home Builders	2.5
Home Furnishings	0.5
Housewares	0.6
Insurance	3.5
Internet	0.9
Iron/Steel	7.6
Leisure Time	0.4
Lodging	0.3
Machinery - Construction and Mining	0.1
Machinery - Diversified	1.9
Media	0.8
Metal Fabricate/Hardware	2.1
Mining	2.9
Miscellaneous Manufacturing	3.0
Office/Business Equipment	2.4
Oil and Gas	5.0
Oil and Gas Services	0.4
Pharmaceuticals	0.7
Real Estate	3.9
Retail	6.6
Semiconductors	1.6
Software	0.8
Storage/Warehousing	0.1
Telecommunications	2.2
Textiles	0.1
Toys/Games/Hobbies	0.0
Transportation	6.7
Securities Lending Collateral	16.9
Other Assets and Liabilities, Net	(14.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

72

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 99.0%
		Belgium: 0.9%
959,210		Interbrew	$38,296,431
			38,296,431
		Brazil: 4.3%
9,510,883		Centrais Eletricas
		Brasileiras SA ADR	83,189,790
3,741,386	@,L	Contax Participacoes SA ADR	2,823,998
179,388	L	Tele Centro Oeste Celular
		Participacoes SA ADR	1,623,461
13,898	L	Tele Leste Celular
		Participacoes SA ADR	85,056
2,532,786	L	Tele Norte Leste
		Participacoes SA ADR	44,830,312
1,208,600	L	Telecomunicacoes
		Brasileiras SA ADR	40,270,552
169,474	@,L	Telesp Celular
		Participacoes SA ADR	618,580
111,928	L	Tim Participacoes SA ADR	2,268,781
			175,710,530

		Canada: 0.6%
12,138,000		Bombardier, Inc.	25,623,009
			25,623,009

		France: 5.1%
7,228,100	@	Alcatel SA	84,894,071
610,400		Carrefour SA	27,131,872
2,404,100		France Telecom SA	62,465,838
422,650		Sanofi-Synthelabo SA	33,841,817
			208,333,598

		Germany: 11.4%
2,160,893		Commerzbank AG	56,439,691
2,268,600		DaimlerChrysler AG	113,349,315
6,906,200		Deutsche Telekom AG	122,066,408
1,150,000		Heidelberger Druckmaschinen	36,514,810
411,200		Hypo Real Estate Holding	19,825,718
326,500		Muenchener
		Rueckversicherungs AG	38,310,355
359,298		Schering AG	22,141,269
981,217	L	Volkswagen AG	53,554,334
			462,201,900

		Hong Kong: 0.6%
1,624,636		Jardine Matheson
		Holdings Ltd.	25,701,314
			25,701,314

		Italy: 3.5%
10,705,782		Banca Intesa S.p.A.	49,976,404
10,329,085		Telecom Italia S.p.A.	29,876,874
11,513,600		UniCredito Italiano S.p.A.	63,832,363
			143,685,641

		Japan: 26.2%
3,873,136		Daiichi Sankyo Co., Ltd.	70,205,893
517,800		Fuji Photo Film Co., Ltd.	16,476,619
12,859,700		Hitachi Ltd.	79,190,162
4,749		Japan Tobacco, Inc.	75,081,036
4,914,000		Matsushita Electric
		Industrial Co., Ltd.	90,055,162
5,925		Millea Holdings, Inc.	107,195,573
26,907,000		Mitsubishi Heavy
		Industries Ltd.	101,677,662
8,334		Mitsubishi Tokyo Financial
		Group, Inc.	$104,749,968
4,932,000		Mitsui Sumitomo
		Insurance Co., Ltd.	63,156,323
13,125		Nippon Telegraph &
		Telephone Corp.	62,740,348
1,049,000		Ono Pharmaceutical Co., Ltd.	46,696,989
2,592,400		Sony Corp.	84,696,904
9,029		Sumitomo Mitsui Financial
		Group, Inc.	83,390,412
509,000		TDK Corp.	34,321,149
1,153,800		Yamanouchi
		Pharmaceutical Co., Ltd.	41,214,893
			1,060,849,093

		Mexico: 1.5%
2,942,320	L	Telefonos de Mexico SA de
		CV ADR	59,376,018
			59,376,018
		Netherlands: 8.8%
5,693,688		Aegon NV	85,815,472
1,737,200		Akzo Nobel NV	75,048,930
9,907,141	@	Koninklijke Ahold NV	69,090,899
1,188,700		Unilever NV	83,594,530
2,303,184		Wolters Kluwer NV	42,707,127
			356,256,958
		New Zealand: 1.4%
13,335,944		Telecom Corp. of
		New Zealand Ltd.	54,510,038
			54,510,038
		Portugal: 1.5%
6,709,676		Portugal Telecom SGPS SA	60,634,279
			60,634,279
		Singapore: 3.3%
3,652,191		DBS Group Holdings Ltd.	33,028,164
6,060,800	#	DBS Group Holdings Ltd. ADR	54,690,235
12,232,800		Oversea-Chinese Banking Corp.	45,495,324
			133,213,723
		South Korea: 3.6%
1,463,610		Korea Electric Power Corp.	47,878,231
2,745,880		Korea Electric Power
		Corp. ADR	44,840,220
183,200		KT Corp.	7,420,570
2,192,310		KT Corp. ADR	47,244,281
			147,383,302
		Spain: 4.6%
1,816,233		Banco Bilbao Vizcaya
		Argentaria SA	32,009,277
3,107,600		Banco Santander Central
		Hispano SA	39,549,526
7,078,302		Telefonica SA	112,920,298
			184,479,101
		Switzerland: 6.3%
568,600		Nestle SA	169,075,402
91,700		Swisscom AG	30,122,902
328,715	@	Zurich Financial Services AG	55,975,744
			255,174,048

See Accompanying Notes to Financial Statements

73

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares			Value
		United Kingdom: 15.1%
12,269,781		BT Group PLC	$46,195,543
48,322,582		Corus Group PLC	40,940,474
3,882,800		GlaxoSmithKline PLC	101,004,681
6,054,090		Imperial Chemical
		Industries PLC	30,835,153
78,261,262	@	Invensys PLC	18,005,194
10,163,000		ITV PLC	18,720,353
8,159,200		J Sainsbury Plc	40,312,262
11,046,451		Marks & Spencer Group PLC	81,675,631
32,163,031		Morrison WM Supermarkets	93,136,495
35,348,000		Royal & Sun Alliance
		Insurance Group	60,185,375
8,253,700		Unilever PLC	83,517,435
			614,528,596
		Venezuela: 0.4%
1,216,822		Cia Anonima Nacional
		Telefonos de Venezuela ADR	15,697,004
			15,697,004
		Total Common Stock
		(Cost $3,467,551,238)	4,021,654,583

Principal Amount			Value
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc 2.6%
$104,511,000	The Bank of New York Institutional
	Cash Reserves Fund		104,511,000
	Total Short-Term Investments
	(Cost $104,511,000)		104,511,000
	Total Investments In Securities
	(Cost $3,572,062,238)*	101.7%	$4,126,165,583
	Other Assets and
	Liabilities-Net	(1.7)	(69,549,673)
	Net Assets	100.0%	$4,056,615,910

                                                Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L                                         Loaned security, a portion or all of the security is on loan at October 31, 2005.

*                                         Cost for federal income tax purposes is $3,580,831,246. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$793,022,459
Gross Unrealized Depreciation	(247,688,122)
Net Unrealized Appreciation	$545,334,337

Industry	Percentage of Net Assets
Agriculture	1.9%
Auto Manufacturers	4.1
Banks	14.4
Beverages	0.9
Chemicals	2.6
Computers	0.9
Electric	4.3
Electrical Components and Equipment	2.0
Food	13.9
Holding Companies - Diversified	0.6
Home Furnishings	4.3
Insurance	10.1
Iron/Steel	1.0
Machinery - Diversified	0.9
Media	1.5
Miscellaneous Manufacturing	4.0
Pharmaceuticals	7.8
Retail	2.0
Telecommunications	21.9
Securities Lending Collateral	2.6
Other Assets and Liabilities, Net	(1.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

74

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Mutual Funds was held January 25, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1          To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2          To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3          To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4          To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

			Shares voted
			against or	Shares	Broker	Total shares
	Proposal	Shares voted for	withheld	abstained	non-vote	voted

Global Value Choice	1	3,683,424	82,286	86,342	—	3,852,052
	2	2,417,535	131,702	87,599	1,215,216	3,852,052
	3	2,349,159	199,679	87,998	1,215,216	3,852,052
	4	3,607,720	131,362	112,970	—	3,852,052

* Proposals 1 and 4 passed at this meeting. The Shareholder Meeting was adjourned to January 27th for Proposals 2 and 3.

A special meeting of shareholders of the ING Mutual Funds was held January 27, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1          To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2          To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3          To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4          To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

75

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

			Shares voted
			against or	Shares	Broker	Total shares
	Proposal	Shares voted for	withheld	abstained	non-vote	voted

Global Value Choice	1	3,494,048	88,104	88,313	—	3,670,465
	2	2,549,805	139,949	88,619	892,092	3,670,465
	3	2,478,227	211,288	88,858	892,092	3,670,465
	4	3,416,414	139,062	114,989	—	3,670,465

A special meeting of shareholders of the ING Mutual Funds was held February 15, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1          To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Brandes Investment Partners, L.P., with no change in the Adviser or the overall management fee paid by the Fund;

2          To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Acadian Asset Management, Inc., with no change in the Adviser or the overall management fee paid by the Fund;

3          To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4          To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

			Shares voted
			against or	Shares	Broker	Total shares
	Proposal	Shares voted for	withheld	abstained	non-vote	voted

Emerging Countries	1	2,736,451	72,825	68,949	—	2,878,225
	3	1,966,239	219,234	77,598	615,154	2,878,225
	4	2,663,854	117,793	96,578	—	2,878,225
International SmallCap	2	5,613,886	134,447	113,433	—	5,861,767
	3	4,099,257	335,066	142,665	1,284,779	5,861,767
	4	5,474,858	225,517	161,391	—	5,861,767

76

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
ING Global Real Estate Fund
Class A	NII	$0.5377
Class B	NII	$0.4483
Class C	NII	$0.4464
Class I	NII	$0.2816
Class Q	NII	$0.5818
All Classes	STCG	$0.6655
All Classes	LTCG	$0.2529
ING Emerging Countries Fund
Class A	NII	$0.0181
Class Q	NII	$0.0308
ING International Fund
Class A	NII	$0.1031
Class B	NII	$0.0475
Class C	NII	$0.0413
Class I	NII	$0.1486
Class Q	NII	$0.1244

Fund Name	Type	Per Share Amount
International Value Fund
Class A	NII	$0.2225
Class B	NII	$0.1096
Class C	NII	$0.1105
Class I	NII	$0.2926
Class Q	NII	$0.2486
All Classes	LTCG	$0.8046

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended October 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

International	1.16%
International Value	2.68%

For the year ended October 31, 2005, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Emerging Countries	100.00%
International	100.00%
International Value	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2005:

	Foreign Taxes	Per Share
	Paid	Amount
Emerging Countries	$214,119	$0.0378
International	$247,515	$0.0223
International Small Cap	$576,111	$0.0643
International Value	$8,724,737	$0.0392

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

77

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 - Present).	162	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2001 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	162	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	162	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Trustee	January 2005 - Present	President and Chief Executive Officer International Insurance Society (June 2001 - Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	162	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 68	Trustee	October 1999 - Present	Retired.	162	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Chairman and Trustee	May 1999 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	162	JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	162

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	162	AmeriGas Propane, Inc. (January 1998 - Present).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	February 2001 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Formerly, Trustee, First Choice Funds (February 1997 - April 2001).	162	Touchstone Consulting Group (June 1997 - Present) and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 49	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	205

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	October 1999 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	162	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)          Valuation, Proxy and Brokerage Committee member.

(4)          Audit Committee member.

(5)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 55	Executive Vice President	May 1999 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Senior Vice President Assistant Secretary	November 1999 - Present May 1999 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Vice President and Treasurer	May 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd Scottsdale, Arizona 85258 Age : 39	Vice President	March 2005 - Present

Vice President, ING Fund Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 28	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Consideration of Annual Renewals

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interest persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them.

In this regard, at a meeting held on August 31, 2004 the Board, including a majority of the Independent Trustees, voted to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the Funds’ respective sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”), for the period September 1, 2004 through August 31, 2005. Subsequently, at its meeting held on July 21, 2005, the Board voted to renew the terms of the Advisory and certain Sub-Advisory Contracts for an “interim” period commencing on September 1, 2005 and ending on November 30, 2005. The interim approval was necessary to align the Funds’ annual renewal periods with those of other Funds in the ING Funds complex. In reaching these decisions, the Board took into account a number of factors its members believed, in light of the legal advice furnished to the Board by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), legal counsel to the Independent Trustees, and their own business judgment, to be relevant.

In connection with their deliberations on August 31, 2004 relating to the renewal of each Fund’s current Advisory Contract and Sub-Advisory Contract, the Board, including the Independent Trustees, considered information that had been provided by the Adviser and the Sub-Advisers throughout the year at regular Board Meetings, as well as information furnished in advance of the August 31, 2004 Board meeting, which was held to specifically consider such renewals for purposes of annual renewal. This information included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and its respective peer group, as well as information about the Fund’s investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and the Sub-Advisers; (6) financial statements for the Adviser and Sub-Advisers; and (7) other information relevant to their evaluations.

In connection with their deliberations on July 21, 2005 relating to each Fund’s current Advisory Contract and, in certain cases, Sub-Advisory Contract, the Board, including the Independent Trustees, considered information that had been provided by the Adviser and the Sub-Advisers throughout the year at regular Board and Committee Meetings, beginning in August 2004 in anticipation of the August contract renewal and continuing at periodic meetings thereafter. Such information included, among other things, detailed analysis of Fund performance, including attribution analysis, provided at all regular Board meetings.

The Board also considered information furnished in advance of the July 21, 2005 Board meeting, which was held to, among other things, specifically consider Advisory and Sub-Advisory Contract renewals for the interim period ending November 30, 2005. This information included the following items: (1) updated performance information through May 31, 2005 with respect to the Funds; (2) responses to questions from K&LNG, legal counsel to the Independent Trustees; (3) copies of each form of Advisory and Sub-Advisory Contract; (4) representations that there were no material changes in the management fees and expense ratios borne by the Funds since the August 2004 approval; and (5) other information relevant to their evaluations. In determining that this information was sufficient to support the interim renewal, the Board took into consideration that it would meet again, at an in-person meeting to be held in November 2005, to consider whether to approve the Advisory and Sub-Advisory Contracts for the Funds for a 12-month period beginning on December 1, 2005 and ending November 30, 2006. The interim and subsequent November renewals would place the Funds on a December 1 renewal cycle, and result in all of the mutual funds in the ING mutual funds complex under the purview of the Board being placed on the same annual renewal cycle on a going-forward basis.

The Board was also provided, in August 2004 and July 2005, with narrative summaries addressing key factors the Board customarily considers in evaluating

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the renewal of Advisory and Sub-Advisory Contracts, including an analysis for each Fund of how performance and fees compare to its comparable universe of funds (“Selected Peer Group”) and/or designated benchmarks.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also noted the resources that the Adviser has committed to the Board and its International Equity and Fixed Income Investment Review Committee (the “Investment Review Committee”) to assist the Board and Investment Review Committee members with their assessment of the investment performance of the Funds. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committee to analyze the key factors underlying investment performance for the Funds. The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Investment Review Committee, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Funds.

Consideration of New Sub-Advisory Arrangements

Section 15 of the 1940 mandates that, when a Fund enters into a new advisory or sub-advisory arrangement, the Trustees, including a majority of the Independent Trustees, must approve the new Sub-Advisory Contract with respect to the Fund. The Board approved, in November 2004, the following new advisory arrangements: (1) the engagement of Brandes Investment Partners, L.P. (“Brandes”) as the new Sub-Adviser to ING Emerging Countries Fund, effective March 1, 2005, replacing ING Investment Management Advisors B.V.; (2) replacing ING Investment Management Co. with NWQ Investment Management Company, LLC (“NWQ”) as Sub-Adviser to ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund), effective February 1, 2005; and (3) appointing Acadian Asset Management, Inc. (“Acadian”) as Sub-Adviser to ING International SmallCap Growth Fund, replacing Nicholas-Applegate Capital Management, effective March 1, 2005. Further, in November 2004 the Board approved the launch of ING International Value Fund, a new Fund managed by NWQ. The Board’s consideration of these new sub-advisory arrangements is discussed under the fund-by-fund analysis, below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its August 2004 and July 2005 meetings in relation to renewing the Funds’ current Advisory Contracts and Sub-Advisory Contracts for the year ended August 31, 2005 and the interim period ended November 30, 2005. Also discussed below are the Board’s considerations at its November 2004 meeting when it determined to vote to approve new sub-advisory arrangements for certain Funds.

ING Global Real Estate Fund

In its renewal deliberations for ING Global Real Estate Fund in August 2004, the Board considered that: (1) the management fee for the Fund is above the median and average management fees of the funds in Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund outperformed its primary benchmark index and Selected Peer Group for the periods reviewed by the Board.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the three-year period ended May 31, 2005; and (2) the Fund underperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the year-to-date, one-month, three-month and one-year periods ended May 31 2005. In analyzing this performance data, the Board took into account that the Adviser had agreed to add breakpoint discounts to its management fee, which can be expected to benefit the Fund through lower fees when higher asset levels are reached. The Board further considered that, at its July meeting, the Board approved Class O shares for the Fund, which can be expected to result in increased asset levels and economies of scale benefiting the Fund and its shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

In its renewal deliberations for ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund), the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund underperformed its primary benchmark index for the periods presented to the Board. In analyzing this performance data, the Board considered actions taken to address the Board’s concerns about the Fund’s performance.

After deliberations based on the above-listed factors, in August 2004 the Board renewed the Advisory Contract and Sub-Advisory Contract for the Fund for the year ended August 31, 2005 because, among other considerations: (1) the Fund’s management fee rate is competitive with those of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is competitive with those of the funds in its Selected Peer Group, and (3) action has been taken to improve Fund performance and the Adviser committed to further address performance concerns. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

The Adviser further addressed the Board’s concerns by recommending the engagement of NWQ as the Fund’s Sub-Adviser, replacing ING Investment Management Co. (“ING IM”), the Fund’s then-current Sub-Adviser. On November 10, 2004, in reaching a decision to engage NWQ as the Fund’s Sub-Adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. The Board also considered the composite performance of portfolios managed by NWQ with similar investment styles to that of the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by NWQ in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the Adviser’s view of the reputation of NWQ; (3) NWQ’s experience and skill in managing large cap value and international accounts; (4) the nature and quality of the services to be provided by NWQ; (5) the addition of an exclusivity provision in the proposed Sub-Advisory Contract; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by NWQ; (7) NWQ’s track record in managing the risks and volatility inherent in global funds; (8) the qualifications of NWQ’s personnel, portfolio management capabilities and investment methodologies; (9) NWQ’s operations, compliance program, and policies with respect to trade allocation and brokerage practices; (10) NWQ’s financial condition; (11) the costs for the services to be provided by NWQ and the fact that these costs will be paid by the Adviser and not directly by the Fund; (12) the consistency in investment style and portfolio turnover rates experienced over time by other international and domestic equity portfolios managed by NWQ; (13) the appropriateness of the selection of NWQ and the employment of the proposed investment strategy in light of the Fund’s investment objective and its current and prospective investor base; and (14) NWQ’s Code of Ethics and related procedures for complying with the Code. The Board also considered the advisory fee to be retained by the Adviser for its oversight and monitoring services to be provided to the Fund.

During the course of its deliberation, the Board reached the following conclusions regarding NWQ and the proposed Sub-Advisory Contract, among others: (1) NWQ is qualified to manage the Fund’s assets in accordance with the revised investment objective and the proposed investment strategy; (2) the proposed investment strategy is appropriate for pursuing long-term capital appreciation through a Fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

current risk profile of the Fund; (4) NWQ is expected to execute the proposed investment strategy consistently over time; (5) based upon the financial statements of both NWQ and its parent company, Nuveen Investments, NWQ has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Contract; (6) the exclusivity provisions included in the proposed Sub-Advisory Contract with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (7) NWQ is likely to manage the assets with a portfolio turnover rate that is relatively low for a global fund; and (8) taking into account the complexity and quality of the investment management services utilized by the Fund, the compensation to be paid by the Adviser to NWQ under the proposed Sub-Advisory Contract is fair and reasonable in relation to the services to be provided by NWQ, the compensation paid to the current Sub-Adviser, ING IM, and various industry averages for similar funds. Based upon these and other relevant conclusions, the Board determined to approve the Sub-Advisory Contract with NWQ for the Fund, with an initial two-year period that commenced on February 1, 2005

In considering whether to approve the renewal of ING Global Value Choice Fund’s Advisory Contract for the interim period, in July 2005 the Board further considered that: (1) the Fund underperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one-year, three-year and five-year periods ended May 31 2005; (2) the Fund outperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one-month, three-month and year-to-date periods ended May 31, 2005; and (3) short-term performance had improved under the management of NWQ, and longer-term underperformance could be attributed to ING IM, the Fund’s former Sub-Adviser.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) management had taken action to address Board concerns about the Fund’s performance, and short-term performance, based upon periods ended May 31, 2005, showed improvement. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In its renewal deliberations for ING Emerging Countries Fund, the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund underperformed its primary benchmark index and Selected Peer Group median for the periods reviewed by the Board. In analyzing this performance data, the Board took into account the actions taken by the Adviser to address the Board’s concerns about the Fund’s performance. The Board further noted that, in response to direction from the Board, the Adviser agreed to a lower expense limit for the Fund through a waiver of 0.10% of the 12b-1 fee for the Fund’s Class A shares.

After deliberations based on the above-listed factors, in August 2004 the Board renewed the Advisory Contract and Sub-Advisory Contract for the Fund for the year ended August 31, 2005 because, among other considerations: (1) the management fee is competitive with those of the funds in its Selected Peer Group; (2) the new expense limit is below the median and average expense ratios of the funds in its Selected Peer Group; and (3) action has been taken to improve Fund performance and the Adviser committed to further address performance concerns. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

The Adviser further addressed the Board’s concerns by recommending the engagement of Brandes as the Fund’s Sub-Adviser, replacing ING Investment Management Advisors B.V. (“IIMA”), the then-current Sub-Adviser to the Fund. On November 10, 2004, in reaching a decision to engage Brandes as the Fund’s

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods, as compared to the performance of a peer group of other international accounts with strategies comparable to the proposed investment strategy of the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by Brandes in managing emerging market equities, the consistency of that process over time, and measures Brandes uses to address the risks of emerging market equities; (2) the nature and quality of the services to be provided by Brandes; (3) the relationship the Adviser has established with Brandes with regard to four different retail funds over the prior nine years; (4) the addition of an exclusivity provision in the proposed Sub-Advisory Contract; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by Brandes; (6) Brandes’ positive track record in managing the risks and volatility inherent in emerging markets funds; (7) the qualifications of Brandes’ personnel, portfolio management capabilities and investment methodologies; (8) Brandes’ operations, compliance program, and policies with respect to trade allocation and brokerage practices; (9) Brandes’ financial condition; (10) the costs for the services to be provided by Brandes and the fact that these costs will be paid by the Adviser and not directly by the Fund; (11) the consistency in investment style and portfolio turnover rates experienced over time by other emerging markets and international equity portfolios managed by Brandes; (12) the appropriateness of the selection of Brandes and the employment of the proposed investment strategy in light of the Fund’s investment objective and its current and prospective investor base; and (13) Brandes’ Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code. The Board also considered the advisory fee to be retained by the Adviser for its oversight and monitoring services to be provided to the Fund.

During the course of its deliberation as to whether to approve Brandes as Sub-Adviser to the Fund, the Board reached the following conclusions regarding Brandes and the proposed Sub-Advisory Contract, among others: (1) Brandes is qualified to manage the Fund’s assets in accordance with the proposed investment strategy, based in part on Brandes’ superior performance with other ING accounts currently managed by Brandes; (2) the proposed investment strategy is appropriate for pursuing long-term capital appreciation through a Fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) Brandes is expected to execute the proposed investment strategy consistently over time; (5) based on the financial statements of Brandes, Brandes has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Contract; (6) the exclusivity provisions included in the proposed Sub-Advisory Contract with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (7) Brandes is likely to manage the assets with a portfolio turnover rate that is relatively low for an international fund; and (8) the compensation to be paid by the Adviser to Brandes under the proposed Sub-Advisory Contract is fair in relation to the services to be provided by Brandes, the compensation paid to IIMA, the previous Sub-Adviser, and various industry averages for similar funds. Based upon these and other relevant conclusions, the Board determined to approve the Sub-Advisory Contract with Brandes for the Fund, with an initial two-year term that commenced on March 1, 2005.

In considering whether to approve the renewal of ING Emerging Countries Fund’s Advisory Contract for the interim period, in July 2005 the Board further considered that: (1) the Fund underperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the year-to-date, one-year, three-year and five-year periods ended May 31 2005; and (2) the Fund outperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one- and three-month periods ended May 31, 2005. In considering this performance data, the Board considered that short-term performance had improved under Brandes, and longer-term performance could be attributed to IIMA, the Fund’s former Sub-Adviser.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Brandes had been appointed as

86

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser, effective March 1, 2005, and short-term performance, based upon periods ended May 31, 2005, showed improvement. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Foreign Fund

In its renewal deliberations for ING Foreign Fund in August 2004, the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund underperformed its primary benchmark index and Selected Peer Group for the periods presented. In analyzing this performance data, the Board considered that the Fund had commenced operations in July 2003, and therefore there had been only one year of prior performance available for analysis. The Board also noted that short-term performance was showing positive results.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the one-month and one-year periods ended May 31, 2005; and (2) the Fund underperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the year-to-date and three-month period ended May 31 2005.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund had been launched in July 2003 and more recent performance had been positive, and it was reasonable to permit the Sub-Adviser to continue to manage the Fund in order to demonstrate the more favorable longer-term performance anticipated by management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Fund

In its renewal deliberations for ING International Fund in August 2004, the Board considered that: (1) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group; and (3) the Fund underperformed its benchmark index for the most recent calendar quarter, one-, two-, and three-year periods, but outperformed its Selected Peer Group median for the three-, five-, and ten-year periods.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005, the Fund underperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for all periods considered, except that it outperformed its Morningstar Category Average for the five-year period. In analyzing this performance data, the Board took into account management’s discussions regarding the performance of the Fund at periodic meetings. The Board also considered the report from the Investment Review Committee regarding discussions with management, at the Committee’s meeting on July 20, 2005, regarding recent underperformance and the measures undertaken by the Sub-Adviser to the Fund to address this underperformance, including affording portfolio managers access to additional research and enhancements to the Sub-Adviser’s stock selection process.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the expense ratio for the Fund is reasonable in the context of all factors considered by the Board; (3) the portfolio managers have been consistent in their investment approach of focusing on higher quality international securities and the Adviser was working with the Sub-Adviser to improve the Fund’s performance, and it was reasonable to permit the Sub-Adviser to continue to manage the Fund in order to demonstrate the more favorable longer-term performance anticipated by management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Fund

In its renewal deliberations for the Fund in August 2005, the Board considered that: (1) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; (2) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group; (3) the Fund underperformed its benchmark index for all periods reviewed by the Board and its Selected Peer Group median for the one-, two-, and three-year periods, but outperformed its Selected Peer Group for the last calendar quarter. In analyzing this performance data, the Board considered the actions taken to address the Board’s concerns about the Fund’s performance.

After deliberations based on the above-listed factors, the Board renewed the Advisory Contract and Sub-Advisory Contract for the Fund for the year ended August 31, 2005 because, among other considerations: (1) the management fee for the Fund is competitive with that of its Selected Peer Group; (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group; (3) the Fund’s performance has recently improved; and (4) action has been taken to improve Fund performance by implementing a change in portfolio management and the Adviser committed to further address performance concerns. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

The Adviser further addressed the Board’s concerns by recommending the engagement of Acadian as the Fund’s Sub-Adviser, replacing Nicholas-Applegate Capital Management (“Nicholas-Applegate”), the then-current Sub-Adviser to the Fund. On November 10, 2004, in reaching a decision to engage Acadian as the Fund’s Sub-Adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. The Board considered the performance of a peer group of other international accounts with strategies comparable to the proposed investment strategy. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by NWQ in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the nature and quality of the services to be provided by Acadian, including Acadian’s extensive research capabilities, disciplined and quantitative investment techniques and sophisticated analytical models; (3) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided and various industry averages for similar funds; (4) Acadian’s positive track record in managing the risks and volatility inherent in international portfolios; (5) the strong experience of Acadian’s personnel, portfolio management capabilities and investment methodologies; (6) Acadian’s operations, compliance program, and policies with respect to trade allocation and brokerage practices; (7) Acadian’s financial condition; (8) the costs for the services to be provided by Acadian and the fact that these costs will be paid by the Adviser and not directly by the Fund; (9) the consistency in investment style and portfolio turnover rates experienced over time by other international portfolios managed by Acadian; (10) the appropriateness of the selection of Acadian and the employment of the proposed investment strategy in light of the Fund’s investment objective and its current and prospective investor base; and (11) Acadian’s Code of Ethics and related procedures for complying

88

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

with the Code. The Board also considered the advisory fee to be retained by the Adviser for its oversight and monitoring services to be provided to the Fund, the compensation paid to the current Sub-Adviser and various industry averages for similar funds.

During the course of its deliberation, the Board reached the following conclusions regarding Acadian and the proposed Sub-Advisory Contract, among others: (1) based, among other considerations, on its review of the Acadian International Small-Cap Composite as of September 30, 2004, which has outperformed its benchmark and the Lipper and Morningstar category averages on the year-to-date, one-, three- and five-year periods, Acadian is qualified to manage the Fund’s assets in accordance with its investment objective and the proposed investment strategy; (2) the proposed investment strategy is appropriate for pursuing maximum long-term capital appreciation through a Fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) Acadian is expected to execute the proposed investment strategy consistently over time; (5) based upon the financial statements of Acadian, Acadian has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Contract; (6) Acadian is likely to manage the assets with a portfolio turnover rate that is relatively low for an international fund; and (7) the compensation to be paid by the Adviser to Acadian under the proposed Sub-Advisory Contract is fair in relation to the services to be provided by Acadian. Based upon these and other relevant conclusions, the Board determined to approve the Sub-Advisory Contract with Acadian for the Fund, with an initial two-year period that commenced on March 1, 2005.

In considering whether to approve the renewal of ING International Small Cap Fund’s Advisory Contract for the interim period, in July 2005 the Board further considered that: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median and the Morningstar Category Average for the one-month period ended May 31, 2005; (2) the Fund outperformed the Lipper Category Median for the year-to-date and three-month periods ended May 31, 2005; and (3) the Fund underperformed for all other periods considered by the Board. In analyzing this performance data, the Board considered that short-term performance had improved under the management of Acadian, and longer-term underperformance could be attributed to the Fund’s former Sub-Adviser, Nicholas-Applegate.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) management had taken action to address Board concerns about the Fund’s performance, and short-term performance, based upon periods ended May 31, 2005, showed improvement. The Board also noted that there would be further opportunity for review of more recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In its renewal deliberations for ING International Value Fund in August 2004, the Board considered that: (1) the management fee for ING International Value Fund is above the median and the average management fees of the funds in its Selected Peer Group, (2) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) the Fund outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

In considering whether to approve the Fund’s interim period renewal, in July 2005 the Board further considered that, based on performance data for the period ended May 31, 2005: (1) the Fund outperformed its primary benchmark index, the Lipper Category Median, and the Morningstar Category Average for the five years ended May 31, 2005; (2) the Fund outperformed its primary benchmark index for the three-year period ended May 31, 2005 and outperformed its Lipper Category Median for the year-to-date period ended May 31, 2005; and (3) the Fund underperformed these performance measures for all other periods considered. In analyzing this performance data, the Board took into account management’s discussions regarding the performance of the Fund at periodic meetings. The Board also considered the report from

89

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Investment Review Committee regarding discussions with management, at the Committee’s meeting on July 20, 2005, regarding recent underperformance and the measures undertaken by the Sub-Adviser to the Fund to address this underperformance, including affording portfolio managers access to additional research and enhancements to the Sub-Adviser’s stock selection process.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of recent performance and other relevant factors in the course of deliberations for the next annual renewal in November 2005.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ended August 31, 2005 and the interim period ended November 30, 2005. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

90

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Institutional Prime Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachussetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UINTLIQ	(1005-122905)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $125,478 for year ended October 31, 2005 and $123,578 for year ended October 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $882 in the year ended October 31, 2005 and $13,330 in the year ended October 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

None

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  March 29, 2005

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $8,925 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,000 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2005  through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

International tax services (e.g., Taiwan and India)	☒		Not to exceed $5,000 per Fund during the Pre- Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $8,000 per merger during the Pre- Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation) for structured finance vehicles	☒		Not to exceed $18,000 during the Pre- Approval Period

Tax services related to CLOs and CBOs	☒		Not to exceed $15,000 per quarter

Loan Staff Services		☒	Not to exceed $15,000 during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	☒		Not to exceed $120,000 during the Pre- Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2005

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING INVESTORS TRUST (formerly, THE GCG TRUST)

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $136,483 for year ended October 31, 2005 and $49,057 for year ended October 31, 2004.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mayflower Trust

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: January 9, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 9, 2006

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